The
Prudential
Series Fund, Inc.

[GRAPHIC]

Annual Report to
Contract Owners and
Prospectus Supplement

December 31, 1998

IFS-19990128-A037027

VARIABLE LIFE INSURANCE

Prudential's Variable Appreciable Life(R)

Pruco Life's Variable Appreciable Life(R)

Pruco Life of New Jersey's Variable
Appreciable Life(R)

Prudential's Custom VAL(SM)

Pruco Life's Discovery(R) Life Plus

Pruco Life of New Jersey's
Discovery(R) Life Plus

Pruco Life's Variable Life Insurance

Pruco Life of New Jersey's
Variable Life Insurance

Prudential Survivorship Preferred(R)

VARIABLE ANNUITIES

Prudential's Discovery(R) Plus

Pruco Life's Discovery(R) Plus

Pruco Life of New Jersey's Discovery(R) Plus

Pruco Life's Discovery Preferred(R)

Prudential's Variable Investment Plan(R)

Prudential's Qualified Variable Investment Plan

[LOGO]    Prudential
          The Prudential Insurance
          Company of America
          751 Broad Street
          Newark, NJ 07102-3777

--------------------------------------------------------------------------------
                        THE PRUDENTIAL SERIES FUND, INC.

                   AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998/1/
---------------------------------------------------------------------------------------------
                                Six      One     Three     Five     Ten     Since   Inception
                              Months    Year     Years    Years    Years  Inception   Date
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Fixed-Income Portfolios
---------------------------------------------------------------------------------------------

Money Market/2/                 2.66%    5.39%    5.35%    5.18%    5.61%    6.39%    5/83
Diversified Bond                2.60     7.15     6.70     7.25     9.14     9.25     5/83
Government Income/3/            4.95     9.09     6.94     6.74      N/A     8.87     5/89
Zero Coupon Bond 2000           4.34     7.57     5.39     5.72     9.79    10.09     2/86
Zero Coupon Bond 2005           7.59    12.35     7.34     8.07      N/A    10.97     5/89

---------------------------------------------------------------------------------------------
Balanced Portfolios
---------------------------------------------------------------------------------------------

Conservative Balanced           3.44%   11.74%   12.61%   10.65%   11.31%   10.86%    5/83
Flexible Managed                0.59    10.24    13.90    12.19    13.15    12.06     5/83

High Yield Bond Portfolio

High Yield Bond                -7.18%   -2.36%    7.37%    7.20%    9.07%    8.26%    2/87

---------------------------------------------------------------------------------------------
Diversified Stock Portfolios
---------------------------------------------------------------------------------------------

Stock Index                     9.32%   28.42%   27.89%   23.70%   18.74%   18.82%   10/87
Equity Income                 -11.17    -2.38    17.54    14.93    15.06    14.91     2/88
Equity                         -2.78     9.34    17.35    16.88    16.74    15.14     5/83
Prudential Jennison            13.84    37.46    27.48      N/A      N/A    29.60     4/95
Small Capitalization Stock     -6.26    -0.76    14.17      N/A      N/A    17.04     4/95
Global                          4.81    25.08    17.01    12.04    10.90    11.47     9/88

---------------------------------------------------------------------------------------------
Specialized Portfolio
---------------------------------------------------------------------------------------------

Natural Resources             -12.89%  -17.10%   -1.38%    3.11%    8.24%    8.23%    5/88

/1/ "Average Annual Total Return" is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends over the periods ended 12/31/98. Source: Prudential. Six-month returns are not annualized.

/2/ An investment in the Money Market Portfolio is neither issued nor guaranteed by the U.S. government.

/3/ The guarantee on U.S. government securities applies only to the underlying securities of the portfolio and not to the value of the portfolio's shares.

The rates of return quoted above and on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Variable life insurance and variable annuities are offered by Pruco Securities Corporation and Prudential Securities Incorporated, both subsidiaries of Prudential. The principal business address of Pruco Securities is 751 Broad Street, Newark, NJ 07102-3777. Prudential Securities is located at One Seaport Plaza, New York, NY 10292.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

I.    LETTER TO CONTRACT OWNERS                                                2

      1. Market Commentary                                                     4

      2. Investment Outlook                                                    8

      3. Individual Portfolios                                             10-37

II.   THE PRUDENTIAL SERIES FUND, INC.

      1. Financial Statements                                                 A1

      2. Schedule of Investments                                              B1

      3. Notes to Financial Statements                                        C1

      4. Financial Highlights                                                 D1

      5. Report of Independent Accountants                                    E1

      6. Prospectus Supplement                                                F1

--------------------------------------------------------------------------------

This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., and the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charges. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

YEAR ENDED DECEMBER 31, 1998

LETTER TO CONTRACT OWNERS

[PHOTO]
MENDEL A. MELZER, CFA
CHAIRMAN

--------------------------------------------------------------------------------

"We continue to believe that diversification and a long-term perspective are the keys to a successful investment strategy and can help you receive more consistent returns over time."

DEAR CONTRACT OWNER:

This Annual Report presents the investment performance of the portfolios that underlie your Prudential variable life or variable annuity contract.

Last year, the stock market registered double-digit returns for an unprecedented fourth consecutive year. However, the global financial crisis drove many investors to focus on only the largest and most-marketable securities. As a result, companies with the most predictable earnings and largest market capitalization generated most of the stock market gains while small-company and value stocks lagged dramatically.

This "flight to quality" also drove the yield on the 30-year Treasury bond down to 4.71%, its lowest level since April 1967, which made virtually all other debt securities very unattractive.

The turning point for the financial markets came in the fall when a round of interest rate cuts by central banks around the world, including the U.S. Federal Reserve, fueled investor confidence and prompted investors to move money back into riskier investments with higher potential total returns. (Total return is interest or dividends plus capital appreciation.) Forecasts that there would be a huge rise in on-line business also helped the bull market regain its footing. This encouraging news sparked a fourth-quarter rally in technology stocks.

HOW DID THE PRUDENTIAL SERIES FUND PORTFOLIOS PERFORM?

Consistent with the market, our large-capitalization growth stock portfolio--Prudential Jennison--posted an unusually high return of 37.5% for the year. On the other hand, our value-oriented Equity and Equity Income portfolios lagged the growth-oriented average, with the mid-cap value-oriented Equity Income actually down a disappointing -2.4% for the year. Many of our other portfolios finished with solid results, particularly our Government Income and Global portfolios.


KEEP THE MARKETS IN PERSPECTIVE.

As we begin the new year, the U.S. stock market sits at valuations beyond all historic boundaries. Markets eventually bring prices in line with earnings performance. We have already begun to see fixed-income investors shift money back into investment-grade and high yield corporate bonds, as well as emerging market, mortgage-backed and asset-backed securities. Furthermore, growth and value styles of investing tend to perform differently in any given market environment, often making it impractical to chase last year's market winners.

We continue to believe that diversification and a long-term perspective are the keys to a successful investment strategy and can help you receive more consistent returns over time. It is also a good practice to rebalance your holdings when necessary to keep your asset allocation consistent with your objectives and risk tolerance.

IT'S LONG-TERM PERFORMANCE THAT COUNTS.

Although this report focuses primarily on one-year returns, remember that it's long-term performance that counts. Review your portfolio's 1998 performance, but also examine its longer-term record as well. You'll note that over the past three, five and 10 year periods, many of the Prudential Series Fund Portfolios have delivered excellent returns, both on an absolute basis and in comparison with funds having similar objectives as reported by Lipper Analytical Services, Inc.

Since most people buy variable life and variable annuity products to finance long-term goals, our goal for the Prudential Series Fund Portfolios is to achieve above-average investment performance over time. Therefore, when you consider how to allocate either new or existing assets among our available investment options, we encourage you to think about your time horizon and risk tolerance. As always, remember that past performance is not necessarily indicative of future results.

Your Prudential professional will be happy to help you review and structure a program to meet your long-term financial needs. All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ Mendel A. Melzer

Mendel A. Melzer, CFA
Chairman,
The Prudential Series Fund, Inc.

January 22, 1999

--------------------------------------------------------------------------------

IMPORTANT NOTE

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the re-investment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

1998 MARKET COMMENTARY

MARKET OVERVIEW

o The Asian economic and financial crises, which culminated in the Russian default, drove down the price of stocks throughout that region and then throughout the world in the third quarter.

o Despite this volatility, most stock markets around the world posted double-digit gains for the year. Interest rate cuts by the U.S. Federal Reserve in September, October and November restored investor-confidence in the markets.

o However, the performance of the average stock was below historical levels. In the U.S., most of the gains were driven by the largest stocks with the strongest franchises. Substantial performance disparities developed between large-capitalization companies and small-capitalization companies and between value and growth stocks.

o The prospect that the Internet will transform society led to an almost unbelievable speculation in Internet-related stocks.

o Investor uncertainty also manifested itself in the bond markets. Pursuit of the safest government bonds resulted in a significant rise in the yields of riskier bonds.

--------------------------------------------------------------------------------

HOW THE MARKETS COMPARED/1/

                                   [GRAPHIC]

                                                 Average Return Over
                            1998             Past 20 Years (Annualized)
                            ----             --------------------------
Money Markets               4.8%                        7.6%

Bonds                       9.5%                       10.2%

Foreign Stocks             24.8%                       15.3%

U.S. Stocks                28.6%                       17.8%

--------------------------------------------------------------------------------
This chart compares the 12-month return as of 12/31/98 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

/1/ Source: Lipper Analytical Services, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Composite Stock Price Index.

U.S. STOCKS

DIVERGING MARKETS

Normally, the way to make money is to buy low and sell high. But looking at last year's performance of stocks and bonds, it appears that the strategy that worked best in 1998 was "momentum investing"--buying more of the most popular, most expensive securities. Companies with the most predictable earnings and largest market capitalization, which already were expensive at the beginning of 1998, generated most of the year's stock market gains while small-company and value stocks lagged dramatically.

Why did investors decide to buy high? The trouble began when the government of Thailand devalued the baht in 1997. The currencies of several neighboring countries also weakened and investors grew increasingly concerned about the impact of an Asian economic slowdown.

This prompted many investors to focus on a few large, well-known companies, which were expected to have more predictable earnings and marketable stocks. When the Russian turmoil erupted last August, the focus on security intensified.

Since investors were willing to pay a premium for these well-known companies, they boosted the return of these few firms above all others. Conversely, small-company stocks, which generally are more vulnerable to negative financial and economic news than large-company stocks, had a sharp price-drop in 1998.

The views expressed are as of 1/22/99 and are subject to change based on market and other conditions.

In addition, value stocks--those that are inexpensive in terms of price-to-cash flow, earnings and book value--also lagged large growth stocks dramatically. This divergence in the market is reflected in the year-end returns of the major equity indexes.

The Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index), which represents the broad market to many investors, plunged in the third quarter but ended 1998 with a total return of 28.6%. The stocks of companies with the largest capitalization, measured by the Russell Top 200 Index (published by the Frank Russell Company), gained a substantial 33.4% over the year.

However, the small-cap Russell 2000 Index actually fell by 2.6%. (Market capitalization, frequently referred to as market cap or market value, is the price that the stock market puts on an entire enterprise. It is calculated by multiplying the current market price by the number of shares outstanding.)

As for the performances of growth and value stocks in the S&P 500, the S&P/Barra Growth Index returned 42.1% for the year, versus the S&P/Barra Value Index, up only 14.7%--an unusually wide 27-percentage-point difference.

In many cases, however, the earnings of the most popular companies did not rise as much as their share prices. Investors paid more and more for each dollar of these firms' profits in 1998. Many of the market leaders' stocks reached prices 60 to 70 times their annual earnings, compared with historical average price-to-earnings (P/E) ratios of less than 20 times earnings.

1998 WINNERS AND LOSERS

TECHNOLOGY STOCKS BIG WINNERS IN 1998

The Technology sector, driven by new low-cost computers and the prospect that Internet commerce will transform the way we do business, led the market in 1998 with a 67.4% growth. Dell Computer was a large contributor to the sector's performance, up 249%. Software giants Microsoft and Apple were other major contributors, rising 118% and 212%, respectively. The return of co-founder Steve Jobs and the introduction of new low-priced iMac computers helped Apple come back after languishing among the worst performers on the S&P 500 Index just one year ago. It was the second-best performing stock in the Index. EMC Corp., the world's largest maker of data-storage devices, claimed the #3 spot on the "S&P 500 Index Top 10" list, up 210% for the year. Inspired by expectations more than by current earnings, the prices of companies of Internet-related stocks shot up to unprecedented levels.

CONSUMER CYCLICALS FINISHED SECOND

The Consumer Cyclicals sector came in a distant second for the year, but still averaged an impressive 45.0% gain. Gap Inc. was the best name in the sector by far, up 138%. Gap was the 10th best-performing company in the S&P 500 Index in 1998 as its line of khaki pants and casual clothes rode the trend toward less formal work attire. Lowes Corp., up 115%, Home Depot, up 108%, and Wal-Mart, up 108%, were the other companies in the sector that doubled their prices for the year.

--------------------------------------------------------------------------------

TECHNOLOGY LED THE MARKET IN 1998

                                   [GRAPHIC]

         Cons.                   Cons.
Tech.    Cycl.    Utilities     Growth      Indust.     Finance      Energy
-----    -----    ---------     ------      -------     -------      ------
67.4%    45.0%      39.7%       27.4%        12.6%       11.4%        0.94%

--------------------------------------------------------------------------------
Source: Standard & Poor's as of 12/31/98. Past performance is not indicative of future results.

1998 MARKET COMMENTARY CONTINUED

INDUSTRIALS LAGGED

In our view, the Industrial sector of the U.S. economy suffered a brief recession in mid 1998, due to the consequences of Asia's economic contraction. The Far East is a major user of industrial products, such as machinery and metals. Overbuilding and the declining cost of production in that region were largely responsible for the sector's poor showing in the stock market. Within the industrial sector of the S&P 500, machinery and nonferrous metals companies were among the worst performers, losing 20% and 28%, respectively. Stronger performances by office equipment and supplies companies and commercial services helped the sector as a whole return just under 13%.

ENERGY DEMAND WAS LOW

The Energy sector, plagued by low demand throughout 1998 and a steep decline in oil prices toward the end of the year, eked out a return of only 0.9%. Rowan, down 68%, was among the worst performers in the sector. This oil service company suffered as major oil producers reduced exploration and drilling operations and crude oil prices plunged to 12-year lows. Baker Hughes, the fourth-largest U.S. oil field services and equipment company, was down 59% for the year. It has announced plans to eliminate 2,000 jobs.

THE WORLD

A TUMULTUOUS TWELVE MONTHS

In 1998, the European stock markets took investors on a tumultuous roller-coaster ride. They staged an incredible rally in the first half of the year, returning 27%, as measured by the Morgan Stanley Capital International
(MSCI) Europe Index in U.S. dollars. But investor anxiety hit Europe hard in August. Double-digit declines were almost universal and many of the stock markets gave up almost half of the gains made earlier in the year.

The decline was partly in reaction to the falling U.S. market, but it also reflected fears of exposure to economic turmoil in Russia. Then in the last quarter of the year, as central banks around the world lowered interest rates and enthusiasm built in Europe for the year-end monetary union, the MSCI Europe Index regained momentum and recouped what it had lost over the summer to end the year up 29%.

Finland's stock market alone returned 123% in 1998, thanks in part to its strong telecommunications and electronics industries. The worst market in Europe was Norway. Hammered by sagging oil prices, the Oslo Stock Exchange fell 30%.

Asian returns were dominated by the contraction of the region's economy. Japanese stocks had a positive return to U.S. investors only because the yen appreciated against the dollar.

The weakening dollar, aided by signs of economic stabilization, also pushed Thailand into positive territory. Only the Australian, Korean and Philippine markets rose in their own currencies.

--------------------------------------------------------------------------------

Global Stock Market Performance/1/ (U.S. $) in 1998

                                   [GRAPHIC]

                  MSCI             MSCI                           MSCI
 MSCI            World             EAFE          MSCI            Pacific
Europe           Free              Free          Japan         (Ex-Japan)
Index            Index             Index         Index         Free Index
-----            -----             -----         -----         ----------
28.9%            24.8%             20.3%         5.3%            -5.1%

--------------------------------------------------------------------------------
/1/   Source: Morgan Stanley Capital International as of 12/31/98.

The Morgan Stanley Capital International (MSCI) World Free Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in indexes.

BONDS

FLIGHT-TO-QUALITY INVESTING BREEDS ILLIQUIDITY

What did fixed-income investors want most in 1998? In two words, Quality and Liquidity. During the volatile market conditions that characterized much of the year, they fled to the highest-quality government securities--U.S. Treasuries--even if it meant paying more and receiving lower returns.

The U.S. Treasury is the world's largest issuer of debt. Moreover, that debt is backed by the full faith and credit of the federal government. Treasuries were therefore an ideal "safe haven" investment. Major European government bond markets were another safe port amid last year's global financial storm.

As a result of this "flight to quality," bond markets in late summer and early October were plagued by illiquidity, or difficulty buying and selling all but the most sought-after Treasuries. Growing demand for Treasuries fueled such a strong rally that the yield on the 30-year Treasury bond fell to 4.71% on October 5, its lowest level since April 1967. (Bond yields move in the opposite direction of prices.) Yields on Treasury notes and bills also sank as a huge inflow of cash into money market funds prompted portfolio managers to buy short-term government securities.

These sharp drops meant that the spread, or difference in yield, between Treasuries and other debt securities, such as investment-grade corporate bonds, widened significantly, indicating investors were less willing to take a chance on the relatively more risky bonds.

An even more dramatic indication of illiquidity was investors' strong preference for "on the run," or the most recently auctioned, Treasuries versus "off the run," or older, less-frequently traded issues. Both offer the same credit quality. Yet the spread between yields of "on the run" and "off the run" Treasuries, which might normally be a few basis points, rose to as much as 40 basis points in some cases. (A basis point is 1/100th of a percentage point.) This wide gap reflected investors' willingness to pay more and accept lower returns for greater liquidity.

This stampede away from both risky and safe bonds was one of the major factors that spurred the Federal Reserve to action. Had the trend been allowed to continue, it might have threatened the U.S. economic expansion. The Federal Reserve cut the Federal funds rate (what banks charge each other to borrow overnight) by a quarter percentage point on September 29, October 15 and November 17. The reductions left the key short-term rate at 4.75%. The mid-October move did the most to restore liquidity to the bond markets, as this marked the first time in four and a half years that monetary policy was changed between the central bank's regularly scheduled meetings. The unusual timing of this move encouraged investors and spurred lenders to provide businesses with money and should help foster U.S. economic growth in the future.

By the end of the year, the battered bond markets had staged a respectable recovery. Investors had begun to shift money out of Treasuries back into investment-grade and high yield corporate bonds as well as emerging market, mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

GLOBAL BONDS DELIVER ATTRACTIVE RETURNS IN 1998

Global (U.S. dollar)                                                       15.3%

U.S. Treasuries                                                            10.0%

Aggregate Index                                                             8.7%

Corporates                                                                  8.6%

Mortgages                                                                   7.0%

High Yield                                                                  1.6%

Emerging Markets                                                          -11.6%

--------------------------------------------------------------------------------
Source: Lehman Brothers, as of 12/31/98. Past performance is not indicative of future results.

1999 INVESTMENT OUTLOOK

ECONOMIC OUTLOOK

SLOW GROWTH AND TAME INFLATION

Our economists at Prudential expect the economy to slow to a 2% pace in the first half of 1999, but they do not expect the deceleration to be sharp. First, the U.S. economy has more momentum than expected. This growth has come from solid sources such as consumer expenditures, not from short-term factors such as fluctuations in inventories. Second, a sharp increase in bank lending, narrowing credit spreads and a rebound in the stock market have for the most part silenced talk of a severe credit crunch. Lastly, recent employment reports and vehicle sales indicate that above-trend growth still continues. Our economists are also calling for growth to increase to 3% in the second half of the year as businesses stock up on inventories in anticipation of Year 2000 computer problems.

We believe inflation will remain tame in 1999. Inflation, as measured by the Consumer Price Index, is expected to level out at 2.25%. The Consumer Price Index, which climbed 2% in the second half of 1998, is expected to rise by 2.4% in the first half of 1999 and settle at 2.2% in the latter half. Oil prices remain the biggest wild card in our inflation forecast. According to our economists and most Wall Street firms, as Asia recovers and more seasonable colder weather descends upon the United States and Japan, oil prices should rise.

These projections imply that the Federal Reserve is not likely to tinker with U.S. monetary policy in 1999 through further cuts in interest rates.

STOCK MARKET OUTLOOK

RECONSIDER EXPECTATIONS

Markets generally bring prices in line with earnings performance sooner or later. Although the market may rise in 1999, the likelihood that it will match the phenomenal gains of the last four years is not very high. Since the stock market leaders have become very expensive relative to their earnings prospects, investors may want to consider directing some assets to the underpriced sectors of the market.

TIME TO REBALANCE

The disparity in returns (and valuations) among market sectors, investment styles and capitalization groupings reminds us of the importance of diversification and a long-term view. Rarely does the top-performing sector of the market remain the same over time.

Investors interested in rebalancing should consider value stocks, which in general are selling at significant discounts to the market, as well as small- and mid-cap growth stocks. Many of these companies have strong pricing power. In addition, given their strong performance in the fourth quarter of last year, emerging markets and Asia may be starting their recovery at very inexpensive levels. One place we believe investors should stay put is Europe, where the bull market has yet to run its course. The advent of the new currency, the Euro, is expected to lead to a large-scale restructuring of investment portfolios, which may favor the larger, more familiar European companies.

--------------------------------------------------------------------------------

A REALITY CHECK

Since 1925, the U.S. stock market's average return has been 11.2% as measured by the S&P 500 Index. Yet in recent years, returns have been much higher, as the chart below shows.

--------------------------------------------------------------------------------

RETURNS OF THE U.S. STOCK MARKET

                                                                         Average
                                                                         Annual
                                                                         Return
                                                                         -------

1925-1998                                                                 11.2%
--------------------------------------------------------------------------------

Source: Ibbotson Associates.

LAST FOUR YEARS
1995                                                                      37.5%
1996                                                                      23.0%
1997                                                                      33.4%
1998                                                                      28.6%
--------------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc.

With the highest valuation levels in history at a time when corporate profits are slowing, we believe it is prudent to remember that recent rates of return are unlikely to continue.

U.S. BOND MARKETS

GUARDED OPTIMISM

While last summer's wariness will not easily be forgotten, many investors are once again embracing fixed-income markets with guarded optimism. Much will depend on how the U.S. economy fares. The manufacturing arm is coming out of a recession and service-sector growth could continue at a brisk, if somewhat slower, pace than last year. Some Asian economies have begun to improve, pointing toward stronger demand for American-made machinery and other industrial goods.

These and other signs indicate that the U.S. economy is on course to make a soft landing in 1999. In other words, the economy should grow at a slower pace but avoid sliding into a recession. The three Federal funds rate cuts enacted late last year could act as a safety net, encouraging economic growth through lower borrowing costs. But it usually takes between nine months and a year for an interest rate cut to work its way through the economy. This leaves plenty of time for the economy to lose steam.

By some measures, the average spread, or difference in yield, between junk bonds and Treasuries was just over 600 basis points at year-end (according to the Chase High Yield Index). Although this spread is down from the more than 700 basis points of last summer, it is still much higher than the 400 to 500 basis points that would be expected with the junk bond default rate currently at its historical average of 3.0%. In short, we believe junk bonds are somewhat undervalued right now considering the level of risk involved.

If the economy behaves as expected, the yield on the 30-year U.S. Treasury bond should fluctuate in a fairly narrow range between 4.75% and 5.75% this year. Investment-grade and high yield corporate bonds should perform better than federal government securities as investors seek securities that provide incremental yield over Treasuries. In fact, demand for junk bonds and investment-grade corporate bonds has already increased in the new year because they are viewed as beneficial additions to a portfolio in the low-rate environment.

Prices of investment-grade corporate bonds have recovered roughly half of their losses from last year, depending on which sector of the market is considered. For example, financial services bonds bounced back solidly, but energy bonds have gained only modestly amid continued concern about the impact of low oil prices. Overall, corporate balance sheets are still in good shape as debt as a percentage of equity is still at manageable levels.

Bargain hunters should also look to the municipal bond market, where the average insured, triple-A-rated bond maturing in 30 years was yielding approximately 95% as much as comparable Treasuries at year-end. Historically, these bonds have yielded roughly 87% of what Treasuries yield, because their interest income is exempt from federal income taxes and, in some cases, state and local taxes as well.

PRUDENTIAL MONEY MARKET PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 5.39% during 1998 and beat the 5.10% return on the average money market fund as tracked by Lipper Analytical Services, Inc. On December 29, 1998, the Portfolio's seven-day yield was 4.96%, down from 5.28% on June 30, 1998.

Money market interest rates fluctuated in a narrow range, then declined sharply in midsummer as the global financial crisis led the Federal Reserve to lower short-term interest rates. Your Portfolio provided an above-average return by investing in shorter- and longer-term money market securities that allowed it to lock in higher yields in the first half of 1998 and to weather the period of lower interest rates that occurred during the second half of 1998.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the U.S. government. There is no guarantee that the Portfolio will be able to maintain a stable share value of $10.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                           Six     One     Three   Five     Ten
                                          Months   Year    Years   Years   Years
--------------------------------------------------------------------------------
Money Market Portfolio/1/                  2.66%   5.39%   5.35%   5.18%   5.61%
--------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg./2/          2.49%   5.10%   5.08%   4.92%   5.32%
--------------------------------------------------------------------------------
Money Market Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

SEVEN DAY CURRENT NET YIELDS DURING THE PAST 12 MONTHS

                                   [GRAPHIC]

                      Money Market Portfolio/1/     Average Money Market Fund/2/
                      -------------------------     ----------------------------
"Jan '98"                      5.44                            4.99
                               5.37                            4.99
                               5.35                            4.96
                               5.33                            4.95
"Feb"                          5.36                            4.95
                               5.36                            4.96
                               5.32                            4.94
                               5.31                            4.92
                               5.3                             4.92
"Mar"                          5.32                            4.93
                               5.32                            4.92
                               5.3                             4.92
                               5.29                            4.92
"Apr"                          5.28                            4.9
                               5.28                            4.91
                               5.26                            4.91
                               5.27                            4.92
"May"                          5.26                            4.91
                               5.25                            4.92
                               5.25                            4.91
                               5.26                            4.92
                               5.26                            4.91
"Jun"                          5.28                            4.94
                               5.31                            4.92
                               5.3                             4.91
                               5.31                            4.91
"Jul"                          5.28                            4.92
                               5.28                            4.92
                               5.28                            4.91
                               5.28                            4.92
"Aug"                          5.26                            4.91
                               5.27                            4.93
                               5.26                            4.9
                               5.26                            4.92
                               5.26                            4.9
"Sept"                         5.24                            4.88
                               5.18                            4.84
                               5.18                            4.76
                               5.1                             4.71
"Oct"                          5.02                            4.64
                               4.99                            4.67
                               4.95                            4.63
                               4.95                            4.63
"Nov"                          4.94                            4.55
                               4.92                            4.57
                               4.94                            4.54
                               4.94                            4.55
                               4.95                            4.54
"Dec"                          4.96                            4.53

Weekly seven day current net yields of the Money Market Portfolio and the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

--------------------------------------------------------------------------------
/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ Source: IBC Financial Data, Inc. As of 12/29/98, based on 303 funds in the IBC Taxable General Purpose, First and Second Tier Money Market Fund.


--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

Current income, stability of capital and maintenance of liquidity.

Types of Investments

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

RATES TUMBLED. After holding fairly steady in the first half of 1998, interest rates began to tumble in August as financial market turmoil spread from Asia to Russia and Latin America.

Investors fled to the relative safety of U.S. Treasuries. As a result, the difference in yield between Treasuries and other debt securities widened significantly.

To protect the U.S. economy from the disarray in the financial markets, the Federal funds rate (the rate banks charge each other for overnight loans) was lowered three times in quarter-percentage-point increments to 4.75%.

The decline in the Portfolio's seven-day yield reflects these changes in monetary policy.

STRATEGY SESSION.

U.S. ECONOMY SENT MIXED SIGNALS

The outlook for U.S. monetary policy changed several times during 1998 as investors revised their predictions about how much the Asian financial crisis would hurt U.S. economic growth.

Grappling with signs of economic weakness and strength early in the year, investors initially thought the economy would slow enough to require a cut in the Federal funds rate to stimulate growth. Instead, the economy raced ahead in early 1998, fueling speculation that a short-term rate increase was necessary to curb the expansion. However, this view faded in the spring amid renewed fears that Asian financial woes would sap U.S. economic vigor.

These concerns deepened in August as the financial crisis hit Russia and Latin America. Investors sought refuge in U.S. Treasuries, causing them to become overvalued relative to investment-grade and lower-quality debt securities. The Federal Reserve responded by cutting the Federal funds rate a quarter percentage point on September 29, October 15 and November 17, leaving the key short-term rate at 4.75%.

The unusual timing of the second move, which occurred between the central bank's regularly scheduled meetings, reassured investors that monetary policy would be reduced as often as needed to soften a potential economic slowdown.

For the year, the best buying opportunities occurred at the end of the first, second and fourth quarters, when seasonal borrowing needs of corporations briefly boosted yields so that money market securities traded at "fire sale" prices.

Once it became clear in late summer that the Federal funds rate was headed lower, we advantageously positioned the Portfolio to beat the anticipated decline in interest rates. The Portfolio ended the year positioned in a neutral fashion versus its competition.
Outlook

PORTFOLIO MANAGER
Manolita Brasil

Federal Reserve Seen on Hold.

"We believe the Federal Reserve will hold monetary policy steady for now because the U.S. economy remains quite strong and thus far, Brazilian economic woes have inflicted far less damage on global financial markets than was originally expected."

--------------------------------------------------------------------------------

                                     [PHOTO]
                               PORTFOLIO MANAGER
                                Manolita Brasil

--------------------------------------------------------------------------------

Portfolio Composition

                                                                  as of 12/31/98
                                                                  --------------
Other Commercial Paper                                                 33.8%
Foreign Bank Obligations                                               21.5%
Other Corporate Obligations                                            18.9%
Yankee Commercial Paper                                                13.2%
U.S. Bank Obligations                                                   9.4%
U.S. Government & Agencies                                              1.7%
Loan Participations                                                     1.5%

--------------------------------------------------------------------------------
Source: Prudential. 26% of the portfolio holdings are adjustable rate securities. Holdings are subject to change.

--------------------------------------------------------------------------------

PRUDENTIAL DIVERSIFIED BOND PORTFOLIO

PERFORMANCE SUMMARY.

Corporate bonds performed better than U.S. Treasuries early in the year as U.S. economic conditions remained favorable and financial turmoil in Asia appeared to have eased. However, the Asian financial crisis deepened and spread to other regions, prompting investors to buy Treasuries for their relative safety and sell other debt securities. Treasuries therefore gained more than corporate bonds and emerging market debt securities in 1998.

While your Portfolio's exposure to Treasuries increased, its corporate debt holdings included energy sector bonds that declined in value as well as Conti Financial Corp. bonds that hurt the Portfolio's relative performance. As a result, the Portfolio's 7.15% annual return trailed the 7.44% return on the Lipper (VIP) Corporate Debt BBB Average.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                       Six      One      Three    Five      Ten
                                      Months    Year     Years    Years    Years
--------------------------------------------------------------------------------
Diversified Bond Portfolio/1/          2.60%    7.15%    6.70%    7.25%    9.14%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. Debt BBB Avg./2/    3.26%    7.44%    7.11%    7.13%    8.97%
--------------------------------------------------------------------------------
Lehman Aggregate Index/3/              4.58%    8.69%    7.29%    7.27%    9.26%
--------------------------------------------------------------------------------
Diversified Bond Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

             $23,975 Diversified    $23,672 Lipper (VIP)      $24,240 Lehman
                Bond Portfolio/1/   Corp. Debt BBB Avg./2/   Aggregate Index/3/
                -----------------   ----------------------   ------------------
"88"                10000                   10000                  10000
                  10896.5                 10866.5                10919.5
"89"              11348.6                   11187                  11453
                  11598.3                 11463.2                  11777
"90"                12293                 11898.2                12479.1
                  12845.4                 12539.7                13037.1
"91"              14313.9                 13916.9                14476.2
                  14701.3                 14331.6                14867.8
"92"              15342.4                 14973.1                15547.7
                  16452.1                   16189                16619.8
"93"              16896.9                 16744.3                17063.5
                  16252.8                 15912.5                16403.5
"94"              16350.7                 16025.2                16565.9
                  18326.2                 18014.7                18461.7
"95"              19740.6                 19271.3                19626.3
                  19437.5                 18902.3                19387.9
"96"              20608.7                 19929.1                20338.8
                  21455.2                 20546.8                  20968
"97"              22374.4                 21944.2                22302.5
                  23367.1                 22874.7                23178.4
"98"              23975.2                 23671.6                24239.8

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The Lehman Aggregate Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS

U.S. government securities, mortgage-backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

WHAT A RALLY! The Portfolio's performance benefited as U.S. Treasuries comprised roughly 30% of its total investments when the rally in Treasuries peaked in early October.

At that time, prices of Treasuries soared so high that the 30-year Treasury bond yield, which falls as prices rise, slid to its lowest level in more than 30 years.

Disappointment over a modest change in U.S. monetary policy on September 29 had boosted demand for "safe haven" securities such as Treasuries relative to stocks and corporate bonds.

This trend fueled strong gains in the prices of Treasuries during the first week of October.

STRATEGY SESSION.

A Confident Beginning. Early in the year, a nearly ideal combination of subdued inflation, solid U.S. economic growth and low interest rates enhanced the appeal of securities such as corporate bonds that offered incremental yield over U.S. Treasuries. Belief that some Asian nations were making progress toward resolving their financial difficulties also heightened investor confidence. Thus, investment-grade corporate bonds performed better than Treasuries during the first five months of the year, based on Lehman Brothers indexes.

This trend reversed as the Asian financial contagion deepened and infected Russia and Latin America in August. To make matters worse, the Federal Reserve had to arrange a rescue of hedge fund Long-Term Capital Management, which nearly collapsed in September. Investors responded by purchasing Treasuries and dumping assets that carried greater risk. We were in this camp, increasing Treasuries to 30% of the Portfolio's total investments as of September 30, 1998, up from 2.0% from December 31, 1997.

The global financial crisis posed a potential threat to the U.S. economy because many investors were reluctant to buy the stocks and bonds of corporations. The Federal Reserve came to the rescue again, protecting the economy with a series of three quarter-percentage-point cuts in the Federal funds rate (what banks charge each other for overnight loans). The first reduction on September 29 left the rate at 5.25%. Investors expressed their dissatisfaction with this modest change by purchasing Treasuries, which pushed down the 30-year Treasury bond yield to 4.71% in early October, its lowest level since April 1967.

The Federal funds rate was lowered again to 5.00% on October 15 and 4.75% on November 17. The unusual timing of the second move, which occurred between the Federal Reserve's regularly scheduled meetings, seemed to indicate that monetary policy would be eased as often as needed to aid U.S. economic growth. Reassured, investors began to reverse the "flight to quality" trend.

As prices of our U.S. dollar-denominated bonds of the cities of Moscow and St. Petersburg, Russia, edged higher, we sold them at a loss on the view that difficult economic and financial conditions would continue in Russia. The Portfolio's performance was also hurt because its energy bonds sold off amid concern that low oil prices would continue to hurt corporate balance sheets. In addition, we owned Conti Financial Corp. bonds that performed poorly as major U.S. credit rating agencies down-graded their ratings.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
BARBARA KENWORTHY

ECONOMY EXPECTED TO MODERATE.

"We believe the U.S. economic expansion could moderate in 1999. In other words, the economy could grow at a slower pace but not slide into a recession. If the economy behaves as expected, the 30-year Treasury bond yield could fluctuate this year in a range of 4.75% to 5.75%. Therefore, debt securities that offer incremental yield over Treasuries stand a good chance of performing better than federal government securities in 1999."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                PORTFOLIO MANAGER
                                Barbara Kenworthy

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

                                                                  as of 12/31/98
                                                                  --------------
Corporate Bonds                                                        81.1%
U.S. Treasuries                                                        12.0%
Other/Cash                                                              4.1%
Asset-Backed                                                            1.2%
U.S. Government & Agencies                                              0.9%
Mortgages                                                               0.7%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

CREDIT QUALITY

                                                                  as of 12/31/98
                                                                  --------------
U.S. Government                                                        14.3%
AAA                                                                     2.9%
AA                                                                      6.0%
A                                                                      17.0%
BBB                                                                    41.6%
BB                                                                     14.0%
B                                                                       1.3%
Short-Term/Cash                                                         2.9%

Average Credit Quality                                                     A
Duration                                                          5.70 years
Average Maturity                                                 10.56 years

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL GOVERNMENT INCOME PORTFOLIO

PERFORMANCE SUMMARY.

A financial crisis spread from Asia to other regions in 1998, prompting investors to purchase "safe haven" securities such as U.S. Treasuries and sell bonds that carry greater credit risk. As a result, Treasuries rallied strongly.

For the year, your Portfolio returned 9.09% and surpassed the 8.14% returned by the Lipper (VIP) General U.S. Government Average. The Portfolio beat the Lipper average because we increased its exposure to Treasuries and generally maintained a longer duration, which is a measure of sensitivity to interest rate fluctuations.

The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares. Mortgage-backed securities entail additional prepayment and extension risks.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                      Six      One     Three   Five     Since
                                     Months    Year    Years   Years  Inception*
--------------------------------------------------------------------------------
Government Income Portfolio/1/       4.95%    9.09%    6.94%   6.74%    8.87%
--------------------------------------------------------------------------------
Lipper (VIP) Gen. U.S. Gov't.
 Avg./2/                             4.33%    8.14%    6.45%   6.36%    8.66%
--------------------------------------------------------------------------------
Lehman Gov't. Index/3/               5.44%    9.85%    7.35%   7.18%    9.14%
--------------------------------------------------------------------------------
Government Income Portfolio inception date: 5/1/89.

--------------------------------------------------------------------------------

$10,000 INVESTED SINCE INCEPTION*

                                   [GRAPHIC]

             $22,745 Government       $22,383 Lipper (VIP)      $23,286 Lehman
              Income Portfolio/1/  General U.S. Gov't. Avg./2/  Gov't. Index/3/
              -------------------  ---------------------------  ---------------
"5/89"             11159.5                  10983.9                 11065.2
                   11288.9                  11208.1                 11309.9
"90"               11866.8                  11883.2                 12029.8
                   12118.6                  12321.5                 12456.2
"91"               13778.1                  13766.3                 13872.3
                   13877.3                  14088.9                 14168.6
"92"               14584.1                    14750                 14874.8
                   15907.9                  15834.5                 15996.5
"93"               16416.1                  16186.5                 16460.2
                   15495.9                  15442.6                 15782.7
"94"               15568.3                  15568.7                 15904.6
                   17432.8                  17317.4                 17685.9
"95"               18600.3                  18413.9                 18821.7
                   18148.3                  18047.4                   18484
"96"               19012.7                    18901                 19343.3
                   19512.9                  19425.5                 19851.3
"97"               20850.9                  20609.8                   21198
                   21673.2                  21373.9                 22084.6
"98"               22745.3                  22383.3                 23286.3

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/89.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) General U.S. Government Average is calculated by Lipper Analytical Services, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The Lehman Government Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

High level of income over the long term consistent with the preservation of capital.

TYPES OF INVESTMENTS

Primarily intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies and mortgage-backed securities such as GNMA, FNMA and FHLMC bonds and foreign government securities.

INVESTMENT STYLE

The Portfolio seeks high current return by selecting bonds that offer an attractive combination of current income and price appreciation. The Portfolio Manager's goal is to select bonds believed to offer the best value in a given market climate.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

U.S. TREASURIES SOARED.

The Prudential Series Fund Government Income Portfolio benefited from the sharp rally in U.S. Treasuries.

As the turmoil in global financial markets deepened in early October, many investors fled to the most recently issued or "on the run" Treasuries.

As a result, prices of Treasuries rose so strongly that the 30-year Treasury bond yield, which falls as prices rise, sank to its lowest level in more than 30 years.

However, this trend began to subside later in the month after the Federal Reserve reassured investors by easing monetary policy between its regularly scheduled meetings.

STRATEGY SESSION.

SAFETY MATTERED. The U.S. Treasury Department is the largest single issuer of debt in the world. Treasuries are considered to be very safe, because they are backed by the full faith and credit of the federal government. Treasuries can also be easily bought and sold, because of the huge volume of securities. These characteristics mattered greatly as the financial contagion spread from Asia to Russia and Latin America in the summer.

At first, the global financial crisis had seemed to ease in early spring. South Korea had taken steps to strengthen its economy and address a critical debt problem. But in August, market sentiment shifted dramatically. The Russian government devalued the ruble and defaulted on some of its ruble-denominated bonds. To make matters worse, Long-Term Capital Management would have collapsed in September if the Federal Reserve had not arranged a rescue for the giant hedge fund.

Investors responded to the volatile market conditions by purchasing recently issued Treasuries and selling bonds that carried greater credit risk. We had begun earlier in the year to increase the Portfolio's exposure to Treasuries and reduce mortgage-backed securities. By September 30, 1998, Treasuries accounted for 45% of the Portfolio's total investments, up from 34% as of December 31, 1997. This change in asset allocation helped, because Treasuries returned 10.03% for the year compared with 6.96% for mortgage-backed securities, based on Lehman Brothers indexes.

As the "flight to quality" continued, finding buyers for riskier bonds became increasingly difficult. To prevent this trend from endangering the U.S. economic expansion, the Federal Reserve cut the Federal funds rate (what banks charge each other for overnight loans) by a quarter percentage point to 5.25% on September 29. But disappointment over this modest change in monetary policy fueled even greater demand for Treasuries, which drove down the 30-year Treasury bond yield to 4.71% on October 5, its lowest level since April 1967.

In mid October, a second reduction lowered the Federal funds rate to 5.00%. The unusual timing of this move, which occurred between the central bank's regularly scheduled meetings, seemed to indicate monetary policy would be eased as often as needed to prevent financial market disruptions from derailing U.S. economic growth. Reassured, investors began to shift money out of Treasuries into riskier assets. A third reduction in the Federal funds rate occurred on November 17, leaving it at 4.75%.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
BARBARA KENWORTHY

ECONOMY EXPECTED TO MODERATE.

"We believe the U.S. economic expansion could moderate in 1999. In other words, the economy could grow at a slower pace but not slide into a recession. If the economy behaves as expected, the 30-year Treasury bond yield should fluctuate in a range of 4.75% to 5.75% this year."

                                     [PHOTO]
                                PORTFOLIO MANAGER
                                Barbara Kenworthy

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

                                                                  as of 12/31/98
                                                                  --------------
U.S. Treasuries                                                        42.8%
Mortgages                                                              32.0%
U.S. Government & Agencies                                             20.6%
Asset-Backed                                                            2.3%
U.S. Corporates                                                         1.9%
Short-Term/Cash                                                         0.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

CREDIT QUALITY

                                                                  as of 12/31/98
                                                                  --------------
U.S. Government                                                        82.7%
AAA                                                                    14.5%
AA                                                                      2.4%
Short-Term/Cash                                                         0.4%

Average Credit Quality                                                   AAA
Duration                                                          5.92 years
Average Maturity                                                  8.90 years
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL ZERO COUPON BOND 2000 PORTFOLIO+

PERFORMANCE SUMMARY.

U.S. Treasuries rallied in 1998 as concern about a global financial crisis led investors to seek refuge in securities backed by the full faith and credit of the federal government. The Portfolio benefited from this trend, as Treasuries comprised as much as 75% of its total investments during the year. However, your Portfolio's 7.57% annual return lagged the 10.43% return on the Lipper (VIP) Target Maturity Average, because it primarily held zero coupon bonds maturing around 2001 that gained considerably less than longer-term Treasuries.

The Portfolio is to be liquidated on November 15, 2000. On the liquidation date, all of the securities held by the Portfolio will be sold and all outstanding shares of the portfolio will be redeemed. The redemption proceeds will, except as otherwise directed by Contract Owners, be used to purchase shares of the Prudential Series Fund Money Market Portfolio.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                           Six    One      Three   Five     Ten
                                         Months   Year     Years   Years   Years
--------------------------------------------------------------------------------
Zero Coupon Bond 2000 Portfolio/1/        4.34%   7.57%    5.39%   5.72%   9.79%
--------------------------------------------------------------------------------
Lipper (VIP) Target Mat. Avg./2/          5.84%  10.43%    6.88%   6.87%   9.79%
--------------------------------------------------------------------------------
Lehman Gov't. Index/3/                    5.44%   9.85%    7.35%   7.18%   9.17%
--------------------------------------------------------------------------------
Zero Coupon Bond 2000 Portfolio inception date: 2/12/86.

--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

              $25,443 Zero Coupon    $25,457 Lipper (VIP)      $24,038 Lehman
             Bond 2000 Portfolio/1/   Target Mat. Avg./2/       Gov't. Index/3/
             ----------------------   -------------------       ---------------
"88"                  10000                   10000                  10000
                      11564                 11499.7                10918.9
"89"                12038.1                   12012                11422.5
                    11899.4                 11937.7                11675.1
"90"                12653.4                   12750                12418.2
                      12968                 13063.3                12858.4
"91"                  15274                 15317.1                14320.2
                    15369.3                 15427.6                  14626
"92"                  16586                 16541.5                15355.1
                    18675.6                 18434.7                  16513
"93"                19265.3                 18940.6                16991.7
                    17908.1                 17775.9                16292.3
"94"                17882.8                 17728.9                16418.2
                    20437.9                 20045.8                  18257
"95"                  21739                 21154.8                19429.4
                      21188                 20789.8                19080.8
"96"                22071.6                 21637.4                19967.8
                    22537.6                 22131.2                20492.2
"97"                23653.9                   23060                21882.4
                    24384.9                   23733                22797.6
"98"                25443.5                   25457                24038.2

--------------------------------------------------------------------------------
+     Not available in all contracts.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The Lehman Government Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Highest predictable compound investment return consistent with safety of capital, if held to maturity.

TYPES OF INVESTMENTS

Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

INVESTMENT STYLE

The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2000.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

LONGER MATURITIES WERE BETTER.

The difference between returns on various maturities of U.S. Treasuries and federal government agency securities was reflected in the Lehman Brothers U.S. Government Index for 1998.

The Index rose 9.85% in its broadest measure, 8.49% for intermediate-term securities and 6.97% for securities maturing in one to three years.

Because the Prudential Series Fund Zero Coupon Bond 2000 Portfolio holds very short-term securities, its annual return is most comparable to the Index for securities maturing in one to three years.

PRUDENTIAL ZERO COUPON BOND 2005 PORTFOLIO+

PERFORMANCE SUMMARY.

U.S. Treasuries rallied during 1998 amid increasing concern about a global financial crisis. Treasuries are considered to be among the world's safest investments, because they are backed by the full faith and credit of the U.S. government. The huge volume also enables the securities to be easily bought and sold.

Both characteristics mattered greatly in August through early October after growing financial turmoil led some investors to purchase only the most recently issued or "on the run" Treasuries.

Your Portfolio benefited from the rally in Treasuries, which accounted for as much as 79% of its total investments during the year. As a result, the Portfolio's 12.35% annual return for the year ending December 31, 1998, exceeded the 10.43% return on the Lipper (VIP) Target Maturity Average.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                       Six    One      Three   Five     Since
                                     Months   Year     Years   Years  Inception*
--------------------------------------------------------------------------------
Zero Coupon Bond 2005 Portfolio/1/    7.59%  12.35%    7.34%   8.07%    10.97%
--------------------------------------------------------------------------------
Lipper (VIP) Target Mat. Avg./2/      5.84%  10.43%    6.88%   6.87%    10.50%
--------------------------------------------------------------------------------
Lehman Gov't. Index/3/                5.44%   9.85%    7.35%   7.18%     9.14%
--------------------------------------------------------------------------------
Zero Coupon Bond 2005 Portfolio inception date: 5/1/89.

--------------------------------------------------------------------------------

$10,000 INVESTED SINCE INCEPTION*

                                   [GRAPHIC]

              $27,344 Zero Coupon     $26,448 Lipper (VIP)    $23,286 Lehman
              Bond 2005 Portfolio/1/   Target Mat. Avg./2/     Gov't. Index/3/
              ----------------------   -------------------     ---------------
"5/89"              11167.2                   11466                11065.2
                      10879                 11256.8                11309.9
"90"                11453.1                 12014.2                12029.8
                    11607.8                 12188.6                12456.2
"91"                13876.4                 14439.7                13872.3
                    13792.8                 14599.5                14168.6
"92"                15217.5                 15852.2                14874.8
                    17747.1                 17946.7                15996.5
"93"                18555.6                 18618.8                16460.2
                    16671.7                   17097                15782.7
"94"                16773.2                 17141.7                15904.6
                    20126.9                 19829.4                17685.9
"95"                22115.1                 21397.9                18821.7
                      20596                 20530.3                  18484
"96"                21891.3                 21616.8                19343.3
                    22322.9                 22093.6                19851.3
"97"                24338.2                 23566.7                  21198
                    25415.4                 24493.8                22084.6
"98"                27344.3                 26448.1                23286.3

--------------------------------------------------------------------------------
+     Not available in all contracts.

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/89.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The Lehman Government Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Highest predictable compound investment return consistent with safety of capital, if held to maturity.

TYPES OF INVESTMENTS

Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

INVESTMENT STYLE

The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2005.

PERFORMANCE REVIEW.

A Powerful Rally. The rally in U.S. Treasuries peaked in early October amid disappointment over a modest change in U.S. monetary policy that occurred on September 29.

Prices of Treasuries surged so high that the 30-year Treasury bond yield, which falls as prices rise, sank on October 5 to 4.71%, its lowest level in more than 30 years.

This trend began to reverse after the Federal Reserve eased monetary policy a second time on October 15 and again on November 17.

Nevertheless, prices of Treasuries ended the year higher, and the Portfolio still benefited from its exposure to securities maturing as far out as 2006.

PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 11.74%, for the year ended December 31, 1998, well above the average bond return. However, it trailed the 14.79% return of the Lipper (VIP) Balanced Fund Average because the Portfolio's conservative mandate requires a smaller proportion of stocks in the asset allocation than the typical balanced portfolio. Active management of our asset allocation added to the Portfolio's performance, but both our bonds and the portion of our stocks that are actively managed trailed their benchmarks.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                         Six    One     Three     Five     Ten
                                       Months   Year    Years    Years    Years
--------------------------------------------------------------------------------
Conservative Balanced Portfolio/1/      3.44%  11.74%   12.61%   10.65%   11.31%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Avg./2/           4.66%  14.79%   15.40%   13.73%   12.21%
--------------------------------------------------------------------------------
S&P 500 Index/3/                        9.24%  28.60%   28.23%   24.05%   19.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index/4/       5.09%   9.47%    7.33%    7.30%    9.33%
--------------------------------------------------------------------------------
Conservative Balanced Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

       $29,177 Conservative   $31,739 Lipper (VIP)   $24,409 Lehman Gov't./  $57,864 S&P
        Balanced Portfolio/1/    Balanced Avg./2/      Corp. Bond Index/4/    500 Index/3/
        ---------------------    ----------------      -------------------    ------------
"88"          10000                  10000                   10000               10000
              10856                11075.6                   10923             11652.2
"89"        11698.6                11767.1                 11423.4             13163.1
            12091.7                11983.6                 11699.4             13568.4
"90"          12315                11891.2                 12369.8               12754
            13320.4                12887.2                 12895.1             14568.6
"91"        14663.9                14420.5                 14364.5             16631.2
            14795.5                14567.8                   14722             16519.4
"92"        15683.6                  15592                 15453.5             17896.5
              16911                16618.8                 16657.5             18767.1
"93"        17596.7                17427.3                 17158.2             19696.3
            17186.5                  16747                 16414.3             19029.9
"94"        17426.5                17014.5                 16556.2             19955.1
            19140.8                  19289                 18509.1             23983.2
"95"        20436.4                21002.2                   19742               27445
            21466.8                21872.9                 19370.8             30213.9
"96"        23016.7                23575.6                 20315.1             33742.2
            24810.9                  25884                 20872.7             40692.2
"97"        26113.3                  27935                 22297.4             44995.6
            28207.7                30588.4                 23227.5             52969.7
"98"        29177.7                31739.3                 24409.7               57864

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

/4/ The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

WE ADDED VALUE WITH ACTIVE ASSET ALLOCATION. We kept our money market allocation considerably below our benchmark, shifting the allocation to intermediate-term bonds. By year's end, we also held nearly 40% of the Portfolio's assets in stocks. We invested 80% of the stocks in a strategy designed to match the risk and return characteristics of the S&P 500 Index. That strategy paid off in 1998, as the S&P 500 Index outpaced most active equity managers.

A POOR YEAR FOR VALUE STOCKS. The actively managed portion of our stock allocation favors companies trading at attractive prices for their earning potentials. These stocks did not participate in the stock market rally.

BOND MARKETS BECAME VERY FOCUSED. After Russia defaulted on some debt, bond investors focused on U.S. Treasury bonds. Although we had reduced our exposure to corporate and foreign issuers early in the year, a few remaining holdings performed poorly.

STRATEGY SESSION.

Active Asset Allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to long-term interest rates. We try to increase the proportion of the asset class (e.g., stocks, bonds or money market instruments) that offers the best value at any time. We believe asset class has a greater impact on returns over the long term than selection of individual securities. Therefore, these shifts in allocation may affect your return significantly. However, because of the Portfolio's conservative mandate, active asset allocation plays a smaller role than it does in the Flexible Managed Portfolio. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a portion actively managed in a value style.

Value Investing. Research has shown that a value style has beaten growth over the long run, particularly because it holds up better in falling markets. This wasn't true over the past 12 months, because investors behaved in an unusual way this year. They tended to favor stocks that already were expensive, instead of emphasizing better values. We believe this was a panic reaction, not typical of normal investor behavior. In addition, our value style has led us away from stocks of the largest firms. The market-leading stocks reached record levels of price-to-earnings ratios--60 to 70 times annual earnings per share and more. We don't believe those ratios, many times higher than historical levels, can be sustained over the long term.

Mid-sized and Small Companies. Historically, stocks of firms with small market capitalization (the total value of all outstanding stock) have tended to outperform stocks of their larger counterparts. Unfortunately, the opposite occurred in 1998, with small-company stocks trailing larger by the widest margin since 1929. While the reason for this underperformance remains elusive, lower earnings growth, low inflation and the global financial crisis probably all contributed to the underperformance. Over the long term, we believe these smaller stocks should outpace larger and more expensive stocks.

Bond Markets Calmer. In mid-1998, a Russian default led bond investors to focus on only the very safest securities. The bonds of even the strongest corporations became much less expensive than Treasury bonds of similar maturity.
Fortunately, we had reduced our exposure to these bonds before the bond market fell in late summer. We believe the price differences between corporate and Treasury bonds should narrow somewhat in 1999 and are maintaining our emphasis on corporate bonds.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
MARK STUMPP

FINDING MISVALUATIONS.

"We expect a better investing environment in 1999. The continued volatility in stock and bond markets can make opportunities for our portfolio managers by creating misvaluations between stock and bond prices that our active asset allocation may exploit. Nineteen ninety-eight was the fifth consecutive year of underperformance by both mid-sized company and value-oriented stocks. We do not expect this performance discrepancy to persist. If the past is any guide, these stocks may go through a period of superior performance in the near future."

                               PORTFOLIO MANAGERS

                                     [PHOTO]
                                   Mark Stumpp

                                     [PHOTO]
                               John W. Moschberger

                                     [PHOTO]
                                 Warren E. Spitz

                                     [PHOTO]
                                 Tony Rodriguez

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

                                                                  as of 12/31/98
                                                                  --------------
Bonds                                                                  55.2%
Stocks                                                                 39.4%
Money Market                                                            5.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

TOP SECTORS - STOCK

                                                                        12/31/98
                                                                        --------
Consumer Growth & Staples                                                 11.6%
Technology                                                                 6.8%
Finance                                                                    6.2%
Industrials                                                                5.2%
Utilities                                                                  3.4%
Energy                                                                     2.9%
Consumer Cyclicals                                                         2.8%

TOP SECTORS - BOND
                                                                        12/31/98
                                                                        --------
Industrial                                                                22.4%
Financial                                                                 19.4%
Other                                                                      5.1%
Utility                                                                    4.9%
U.S. Treasuries                                                            3.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio--which invests in an actively managed mix of stocks, bonds and money market securities had a disappointing year in 1998. Although the overall return of 10.24% was good, it could have been better in a year that saw the Lipper (VIP) Flexible Fund Average rise by 13.50%. The portion of your stocks that is actively managed in a value style substantially trailed the S&P 500 Index.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                         Six    One     Three     Five     Ten
                                       Months   Year    Years    Years    Years
--------------------------------------------------------------------------------
Flexible Managed Portfolio/1/           0.59%  10.24%   13.90%   12.19%   13.15%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg./2/           3.43%  13.50%   15.49%   13.64%   14.00%
--------------------------------------------------------------------------------
S&P 500 Index/3/                        9.24%  28.60%   28.23%   24.05%   19.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index/4/       5.09%   9.47%    7.33%    7.30%    9.33%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

          $34,387 Flexible    $38,003 Lipper (VIP)   $24,410 Lehman Gov't./   $57,864 S&P
          Managed Portfolio/1/   Flexible Avg./2/      Corp. Bond Index/4/     500 Index/3/
          --------------------   ----------------      -------------------     ------------
"88"             10000                 10000                   10000             10000
               11223.8               11085.4                   10923           11652.2
"89"           12176.8                 12092                 11423.4           13163.1
               12417.7                 12455                 11699.4           13568.4
"90"           12409.7                 12249                 12369.8             12754
               13489.1               13673.7                 12895.1           14568.6
"91"           15565.4                 15541                 14364.5           16631.2
               15229.2                 15507                   14722           16519.4
"92"             16750               16806.2                 15453.5           17896.5
               18242.8               17887.7                 16657.5           18767.1
"93"           19359.5               18888.5                 17158.2           19696.3
                 18304               18098.5                 16414.3           19029.9
"94"           18746.9               18554.6                 16556.2           19955.1
               21026.6               21291.2                 18509.1           23983.2
"95"           23177.3               23472.7                   19742             27445
               24459.2               24917.2                 19370.8           30213.9
"96"             26444               27121.3                 20315.1           33742.2
               29122.6               30103.2                 20872.7           40692.2
"97"           31194.2               32553.7                 22297.4           44995.6
               34183.9                 36041                 23227.5           52969.7
"98"           34387.2               38003.3                 24409.7           57864.8

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

/4/ The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

High total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS

Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

A GOOD YEAR FOR INDEXING. Early in the year we invested about one-half of the Portfolio's stocks in a style designed to mirror the risk and return of the S&P 500 Index.

The overall stock market was dominated by the performance of a few stocks contained in the Index. These few stocks rose so much that the Index outperformed most active stock managers.

WE ADDED VALUE WITH ACTIVE ASSET ALLOCATION. We kept cash levels to a minimum and over the year we actively shifted assets between stocks and bonds.

A POOR YEAR FOR VALUE STOCKS. Half of our stocks are managed with an active style that has a significant exposure to stocks of mid-sized companies with strong earning potential trading at attractive values. These stocks did not participate in the stock market rally.

STRATEGY SESSION.

Active Asset Allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to long-term interest rates. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time. We believe asset class has a greater impact on returns over the long term than selection of individual securities. Therefore, these shifts in allocation may affect your return significantly. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a portion actively managed in a value style.

VALUE INVESTING. Research has shown that a value style has beaten growth over the long run, particularly because it holds up better in falling markets. This wasn't true over the past 12 months, because investors behaved in an unusual way this year. They tended to favor stocks that already were expensive, instead of emphasizing better values. We believe this was a panic reaction, not typical of normal investor behavior. In addition, our value style has led us away from stocks of the largest firms. The market-leading stocks reached record levels of price-to-earnings ratios--60 to 70 times annual earnings per share and more. We don't believe those ratios, many times higher than historical levels, can be sustained over the long term.

MID-SIZED AND SMALL COMPANIES. Historically, stocks of firms with small market capitalization (the total value of all outstanding stock) have tended to outperform stocks of their larger counterparts. Unfortunately, the opposite occurred in 1998, with small-company stocks trailing larger by the widest margin since 1929. While the reason for this underperformance remains elusive, lower earnings growth, low inflation and the global financial crisis probably all contributed to the underperformance. Over the long term, we believe these smaller stocks should outpace larger and more expensive stocks.

BOND MARKETS CALMER. In mid-1998, a Russian default led bond investors to focus on only the very safest securities. The bonds of even the strongest corporations became much less expensive than Treasury bonds of similar maturity. Fortunately, we had reduced our exposure to these bonds before the bond market fell in late summer. We believe the price differences between corporate and Treasury bonds should narrow somewhat in 1999 and are maintaining our emphasis on corporate bonds.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
MARK STUMPP

FINDING MISVALUATIONS.

"We expect a better investing environment in 1999. The continued volatility in stock and bond markets can make opportunities for our portfolio managers by creating misvaluations between stock and bond prices that our active asset allocation may exploit. Nineteen ninety-eight was the fifth consecutive year of underperformance by both mid-sized company and value-oriented stocks. We do not expect this performance discrepancy to persist. If the past is any guide, these stocks may go through a period of superior performance in the near future."

                               PORTFOLIO MANAGERS

                                     [PHOTO]
                                   Mark Stumpp

                                     [PHOTO]
                               John W. Moschberger

                                     [PHOTO]
                                 Warren E. Spitz

                                     [PHOTO]
                                 Tony Rodriguez

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

                                                                  as of 12/31/98
                                                                  --------------
Stocks                                                                 53.6%
Bonds                                                                  35.2%
Money Market                                                           11.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

TOP SECTORS - STOCK

                                                                        12/31/98
                                                                        --------
Consumer Growth & Staples                                                 13.0%
Industrials                                                               10.2%
Finance                                                                    8.8%
Technology                                                                 6.8%
Consumer Cyclicals                                                         6.6%
Energy                                                                     4.4%
Utilities                                                                  3.5%

TOP SECTORS - BOND
                                                                        12/31/98
                                                                        --------
Industrial                                                                15.3%
Financial                                                                  9.3%
Utility                                                                    4.4%
Other                                                                      3.3%
U.S. Treasuries                                                            2.9%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL HIGH YIELD BOND PORTFOLIO

PERFORMANCE SUMMARY.

High yield bonds (commonly referred to as junk bonds) went on a roller-coaster ride in 1998. Prices climbed earlier in the year, only to tumble later on as deepening turmoil in global financial markets prompted investors to purchase U.S. Treasuries for their relative safety and sell assets that carried greater risk. High yield bonds rallied again later in the year as the Federal Reserve eased monetary policy three times to protect the U.S. economic expansion.

Your Portfolio returned -2.36% for the year and lagged the 0.10% gain on the average high yield fund tracked by Lipper Analytical Services, Inc., because some of its lower-rated bonds sold off more sharply than its higher-quality debt securities.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                          Six      One     Three   Five     Ten
                                        Months     Year    Years   Years   Years
--------------------------------------------------------------------------------
High Yield Bond Portfolio/1/            -7.18%    -2.36%   7.37%   7.20%   9.07%
--------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg./2/ -4.31%     0.10%   8.79%   7.87%   9.92%
--------------------------------------------------------------------------------
Lehman High Yield Index/3/              -2.77%     1.60%   8.46%   8.52%  10.52%
--------------------------------------------------------------------------------
High Yield Bond Portfolio inception date: 2/23/87.

--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

          $23,811 High Yield      $25,861 Lipper (VIP)     $27,226 Lehman High
           Bond Portfolio/1/    High Current Yield Avg./2/     Yield Index/3/
           -----------------    --------------------------     --------------
"88"             10000                   10000                     10000
               10449.6                 10549.3                   10487.2
"89"           9794.83                 10185.5                   10083.3
               9906.68                 10349.2                   10334.8
"90"           8634.73                 9584.83                   9116.51
               10817.1                 11540.7                   11815.3
"91"           12001.6                 12864.8                   13326.7
                 13290                 14167.1                   14706.1
"92"           14105.9                 14932.2                     15426
               15708.4                 16628.8                   17051.8
"93"           16823.6                 17721.1                   18066.4
                 16639                 17289.1                   17656.9
"94"           16365.8                 17182.6                   17880.4
               17926.1                 19048.8                   20099.6
"95"           19240.2                 20371.1                   21308.8
               20160.8                 21308.8                   22045.5
"96"           21431.6                 23067.6                   23727.6
               22690.8                 24418.3                     25108
"97"           24385.7                 26045.4                   26756.1
               25653.5                 27144.7                   27960.2
"98"             23811                 25861.5                   27225.6

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The Lehman High Yield Index (LHYI) is comprised of over 700 noninvestment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

High total return.

TYPES OF INVESTMENTS

Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

A BUMPY RIDE. In the first seven months of the year, high yield bonds led all other sectors of the taxable bond markets, according to Lehman Brothers indexes.

However, that period was followed by one of the most difficult three months in the history of junk bonds. Many investors shunned all types of risky securities (including high yield bonds) after a financial crisis spread beyond Asia to Russia and Latin America in August.

Your Portfolio's performance over the past year generally reflected these ups and downs of the high yield market.

STRATEGY SESSION.

A Strong Start. A resilient U.S. economy grew rapidly for most of the year, despite a marked decline in manufacturing exports to Asia. Inflation remained subdued as the economy expanded and long-term interest rates in the U.S. lingered at low levels. These nearly ideal economic conditions spurred demand for high yield bonds earlier in the year as investors wanted debt securities that provided incremental yield over U.S. Treasuries. As a result, junk bonds performed better than Treasuries during the first seven months of 1998.

However, demand for high yield bonds began to dry up in the eighth month. The financial whirlwind that first struck Asia slammed into Russia and Latin America in August, sending global financial markets reeling. Investors purchased super-safe U.S. Treasuries and sold riskier assets such as high yield bonds.

Junk bonds had been the leading fixed-income asset class in July, but they ranked second-lowest in August, based on Lehman Brothers indexes. The largest declines occurred in lower quality junk bonds such as those rated single-B, which accounted for approximately 50% of your Portfolio's total investments as of August 31, 1998.

Financial markets deteriorated further in September as the Federal Reserve had to arrange the rescue of Long-Term Capital Management. This giant hedge fund's near-collapse, left some investors even more reluctant to buy nongovernment bonds. Had this trend continued it could have endangered the U.S. economic expansion because of a lack of willingness to provide businesses with money.

To protect the U.S. economy, the Federal Reserve cut the Federal funds rate (what banks charge each other for overnight loans) by a quarter percentage point on September 29, October 15 and November 17, leaving it at 4.75%.

Investors began to return to the junk bond market in earnest during November. Bonds rated single-B rallied strongly, because they had been oversold. These gains benefited your Portfolio, which returned 2.56% for the fourth quarter of 1998. However, the Portfolio's annual return was negative, because about 29% of its total investments were in nonrated and Caa-rated bonds that only partially recouped their earlier losses.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
GEORGE W. EDWARDS, CFA

HIGH YIELD MARKET SHOWS PROMISE.

"The credit quality of the high yield bond market will likely remain fundamentally sound as long as the U.S. economy continues to expand. Meanwhile, the difference between yields of lower- to middle-quality junk bonds and comparable U.S. Treasuries is at wide levels typically characteristic of a weaker economy."

                                     [PHOTO]
                                PORTFOLIO MANAGER
                             George W. Edwards, CFA

--------------------------------------------------------------------------------

TOP INDUSTRIES

                                                                  as of 12/31/98
                                                                  --------------
Telecommunications                                                     15.3%
Industrial                                                              6.2%
Retail                                                                  5.6%
Broadcasting & Other Media                                              5.2%
Cable                                                                   5.2%

TOP ISSUERS

                                                                  as of 12/31/98
                                                                  --------------
Allied Waste                                                            1.3%
Adelphia Communications                                                 1.0%
Maxxam Group                                                            1.0%
New Sassco, Inc.                                                        0.9%
Paxson Communications                                                   0.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

CREDIT QUALITY

                                                                  as of 12/31/98
                                                                  --------------
Baa                                                                     1.2%
Ba                                                                      8.8%
B                                                                      48.6%
Caa                                                                    15.0%
Nonrated                                                               14.2%
Equity                                                                  7.6%
Cash                                                                    4.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL STOCK INDEX PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 9.32% for the second half of 1998 and gained 28.42% over the course of the year. Despite a 19% drop early in the second half, the Portfolio rebounded sharply in the latter part of the year. Last year, we reported that the three-year run of above 20% returns was unprecedented. Now we have added a fourth year to the run.

The global financial crisis, triggered by events in Asia and Russia, led to the initial drop in the market when investors became uneasy with the financial situation in emerging markets. However, the growing U.S. economy and subsiding fears of a global financial meltdown, led investors to feel more confident. In turn, the S&P 500 Index's return was well above historical standards.

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                         Six    One     Three     Five     Ten
                                       Months   Year    Years    Years    Years
--------------------------------------------------------------------------------
Stock Index Portfolio/1/                9.32%  28.42%   27.89%   23.70%   18.74%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg./2/      9.24%  28.25%   27.81%   23.58%   18.62%
--------------------------------------------------------------------------------
S&P 500 Index/3/                        9.24%  28.60%   28.23%   24.05%   19.19%
--------------------------------------------------------------------------------
Stock Index Portfolio inception date: 10/19/87.

--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

             $55,665 Stock       $55,145 Lipper (VIP)        $57,864 S&P
            Index Portfolio/1/   S&P 500 Index Avg./2/       500 Index/3/
            ------------------   ---------------------       ------------
"88"             10000                  10000                  10000
               11615.1                11541.6                11652.2
"89"             13093                12971.9                13163.1
                 13443                13253.6                13568.4
"90"           12617.3                12415.9                12753.9
               14376.7                14257.5                14568.6
"91"           16367.4                16190.9                16631.1
               16222.3                16038.7                16519.4
"92"           17535.2                17382.8                17896.5
               18349.5                18309.1                  18767
"93"           19229.8                19193.8                19696.3
               18549.9                18523.4                19029.9
"94"           19423.7                  19360                  19955
               23302.1                23209.7                23983.1
"95"           26623.6                26485.8                27444.9
               29271.7                29106.4                30213.8
"96"           32631.3                32500.6                33742.1
               39260.4                38993.2                40692.1
"97"           43344.8                43022.8                44995.4
               50919.4                50518.9                52969.5
"98"           55664.8                55145.1                57927.6

--------------------------------------------------------------------------------

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Seeks results that correspond to the price and yield performance of the S&P 500 Index./3/

TYPES OF INVESTMENTS

Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE

The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

--------------------------------------------------------------------------------

S&P 500 INDEX--TOTAL RETURN BY SECTOR

                                                                  as of 12/31/98
                                                                  --------------
Technology                                                             72.9%
Communication Services                                                 52.3%
Health Care                                                            44.2%
Consumer Cyclicals                                                     36.3%
Consumer Staples                                                       22.2%
Utilities                                                              14.7%
Capital Goods                                                          14.1%
Financials                                                             11.4%
Energy                                                                  0.5%
Transportation                                                         -1.9%
Basic Materials                                                        -6.1%

S&P 500 Index                                                          28.6%
--------------------------------------------------------------------------------
Source: Standard & Poor's

PERFORMANCE REVIEW.

The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

Technology Led the Way. The Index was led by the technology sector, which returned almost 73% for the year. Stock prices of companies on or associated with the Internet rose to unparalleled highs in the latter half of 1998. The demand for computer systems and software was strong, driving prices of these stocks higher as well. Communications services, wireless, long distance and local telephone service had the second-highest return for the year at about 52%. The Internet explosion propelled returns in both the technology and communications services sectors.

Health Care and Consumer Cyclicals Had a Strong Year. The S&P 500 Index's health care stocks returned 44% for the year. Stocks of drug retailers and drug companies were the best-performing areas of the health care sector. Consumer cyclicals, companies that perform better when an economy is growing, produced a 36% return. Furthermore, consumer staple stocks, such as restaurants and pharmaceuticals, achieved a 22% gain.

Moreover, the Index's heavily weighted financial sector, rebounding from investor fears about emerging markets, returned 11%. The utility sector also bounced back from a slow end to the first half of the year to post an overall 15% return.

Energy Stocks Were Weak Again. The energy sector, hurt by oil prices dropping to a 12-year low, returned only 0.5%. However, this was not the Index's worst-performing sector. Basic material stocks were pulled down by commodity prices at a 10-year low--copper prices dropped to their lowest average of the century. This sector was down more than 6% for the year.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
JOHN W. MOSCHBERGER

KEEP YOUR EXPECTATIONS REALISTIC.

"For the fourth successive year the S&P 500 Index exceeded a 20% return. Last year, we warned that a third year was unprecedented. The year was very unusual in another way: the Index did not reflect the performance of most stocks listed on it. The S&P 500 Index is weighted by market capitalization--the largest companies count for more. This year, the largest 10% of companies in the Index accounted for much of its performance. An equally weighted index would have gained only 11% instead of 29%. Typically, the gap is only a few percentage points. It has not been this large in 40 years. Because of this, most actively-managed mutual funds trailed our fund. These are unusual times, and it is particularly important to keep in mind that past performance is no guarantee of future behavior."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                PORTFOLIO MANAGER
                               John W. Moschberger

--------------------------------------------------------------------------------

S&P 500 INDEX COMPOSITION

                                                                  as of 12/31/98
                                                                  --------------
Technology                                                             18.5%
Financials                                                             15.4%
Consumer Staples                                                       14.9%
Health Care                                                            12.1%
Consumer Cyclicals                                                      9.2%
Communication Services                                                  8.4%
Capital Goods                                                           8.1%
Energy                                                                  6.2%
Basic Materials                                                         3.2%
Utilities                                                               3.1%
Transportation                                                          0.9%
--------------------------------------------------------------------------------
Source: Standard & Poor's. Holdings are subject to change.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                                  as of 12/31/98
                                                                  --------------
Microsoft Corp.                                                         3.4%
General Electric Co.                                                    3.2%
Intel Corp.                                                             2.0%
Wal-Mart Stores, Inc.                                                   1.8%
Exxon Corp.                                                             1.7%
Merck & Co., Inc.                                                       1.7%
International Business Machines Corp.                                   1.7%
Coca-Cola Co.                                                           1.6%
Pfizer, Inc.                                                            1.6%
Lucent Technologies, Inc.                                               1.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL EQUITY INCOME PORTFOLIO

PERFORMANCE SUMMARY.

Over the past year, your Portfolio returned -2.38%, while the Lipper (VIP) Equity Income Average gained 16.21%.

Investors, afraid of the global consequences of the recession in Asia, showed a strong preference for the stocks of a few large growth companies. Because the Equity Income Portfolio adheres to a disciplined value investing style, we owned smaller companies. In contrast with 1997, these smaller-company stocks performed poorly, pulling our return slightly negative. In particular, we had substantial holdings of Real Estate Investment Trusts (REITs), and the market became very unfavorable to this sector.

Our financial stocks--particularly Lehman Brothers (an investment bank) and our Real Estate Investment Trusts--contributed to both last year's strong performance and this year's weak one.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                         Six    One     Three     Five     Ten
                                       Months   Year    Years    Years    Years
--------------------------------------------------------------------------------
Equity Income Portfolio/1/            -11.17%  -2.38%   17.54%   14.93%   15.06%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg./2/      4.67%  16.21%   20.63%   18.50%   15.23%
--------------------------------------------------------------------------------
S&P 500 Index/3/                        9.24%  28.60%   28.23%   24.05%   19.19%
--------------------------------------------------------------------------------
Equity Income Portfolio inception date: 2/19/88.

--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

            $40,638 Equity      $41,490 Lipper (VIP)        $57,864 S&P
           Income Portfolio/1/   Equity Income Avg./2/      500 Index/3/
           -------------------   ---------------------      ------------
"88"             10000                 10000                   10000
               11449.1               11221.9                 11652.2
"89"           12266.5               11861.1                 13163.1
               12188.5               11925.1                 13568.4
"90"           11809.4               10942.4                 12753.9
               13430.2               12297.6                 14568.6
"91"           15057.6               13801.2                 16631.1
                 15257               13935.5                 16519.4
"92"           16584.5               15185.4                 17896.5
               19169.5               16480.2                   18767
"93"             20280               17440.6                 19696.3
               20071.6               16938.9                 19029.9
"94"           20571.4               17493.6                   19955
               23474.7               20621.7                 23983.1
"95"           25036.1               23040.7                 27444.9
                 26801                 24570                 30213.8
"96"           30478.4               27444.8                 33742.1
               35803.3               32546.6                 40692.1
"97"           41635.8               36200.4                 44995.4
               45756.2               40566.9                 52969.5
"98"           40638.4               41489.6                   57864

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses but not product charges.

/3/ The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Current income and capital appreciation.

TYPES OF INVESTMENTS

Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500 Index./3/

INVESTMENT STYLE

The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

SIZE COUNTED. Although the stock market rebounded, the largest 10% of the S&P 500 Index gained substantially more than smaller companies. We had avoided these stocks because they have been expensive for some time. The less-expensive mid-sized companies that we thought were better values lost favor.

FINANCIALS SUFFERED. These stocks have strong prospects for earnings-growth but are undervalued, in our opinion.

BASIC INDUSTRY LAGGED. Our industrial and energy holdings generally lagged the strong market, and Pioneer Natural Resources, an independent exploration and production company, suffered because its production was below prior estimates. With the current surplus of oil supply over demand, we don't consider that a problem.

STRATEGY SESSION.

We remain focused on industrials, financials, and consumer cyclicals. We believe that today, Real Estate Investment Trusts (REIT) offer the best combination of current dividend yield and long-term dividend growth, because further securitization of real estate should allow substantial cash flow growth potential.

Not only are there economies of scale in purchasing furnishings, materials, etc., but the REIT mechanism provides the funding for superior managers to leverage their abilities by acquiring additional property. Ease in buying and selling (liquidity) also makes real estate investment trusts more attractive.

Although short-term fears pushed the price of REIT shares below the value of their underlying properties, we think well-managed companies eventually will trade at a premium because of the added value of the REIT structure.

Our industrials and our consumer cyclicals (such as autos, retailers and housing-related companies) reflect our confidence that the U.S. economy will continue to expand. Despite some Asia-induced slowing in 1998, the economy is fundamentally strong.

However, companies that tend to do well in a growing economy--the industrial issues in particular--were priced in 1998 as though a recession was imminent. This makes them very inexpensive in terms of what we must pay for a dollar of their earnings.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
WARREN E. SPITZ

VALUE INVESTING FOR THE LONG-TERM.

"In 1997, several of our investment themes paid off strongly. We believe that investors saw the value in several of our holdings, but their favorable opinions were swamped this year in a widespread fear-driven movement to the stocks of a very few large and well-known companies. Investors behaved in an unusual way this year. They tended to move toward stocks that already were expensive, instead of toward better value. We believe this was a panic reaction, not typical of investor behavior. In recent years, my value style has led me away from stocks of the largest firms. The market-leading stocks reached record levels of price-to-earnings ratios--60 to 70 times annual earnings per share and more. I don't believe those are conservative investments over the long term."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                PORTFOLIO MANAGER
                                 Warren E. Spitz

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

                                                                  as of 12/31/98
                                                                  --------------
Industrials                                                            27.9%
Financial Services                                                     24.7%
Consumer Cyclicals                                                     19.9%
Consumer Growth & Staples                                              11.7%
Energy                                                                  8.1%
Utilities                                                               3.6%
Technology                                                              1.0%
Cash                                                                    3.1%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                                  as of 12/31/98
                                                                  --------------
Dow Chemical Co.                                                        4.4%
Aluminum Company of America                                             4.2%
Hanson, PLC, ADR (United Kingdom)                                       3.8%
RJR Nabisco Holdings Corp.                                              3.4%
Lehman Brothers Holdings, Inc.                                          3.3%
McDermott International, Inc.                                           3.1%
DaimlerChrysler A.G.                                                    3.0%
Equity Residential Properties Trust                                     3.0%
Reynolds Metals Co.                                                     2.7%
AMR Corp.                                                               2.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL EQUITY PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 9.34% in 1998, trailing the Lipper (VIP) Growth Fund Average of 24.94% for the period. In this fourth year of S&P 500 Index returns above 20%, gains were particularly concentrated in a few large growth stocks that had already become expensive when the year began.

Our value discipline steered us away from such stocks. Our return also was held back by poor returns on our retailers, by our substantial cash holding over the year, and by our relatively small participation in the high-performing technology sector.

Despite our defensive cash holdings and a market that was unfavorable to our investment style, our return was near the historical average for the S&P 500 Index.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                         Six    One     Three     Five     Ten
                                       Months   Year    Years    Years    Years
--------------------------------------------------------------------------------
Equity Portfolio/1/                    -2.78%   9.34%   17.35%   16.88%   16.74%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg./2/        6.90%  24.94%   23.77%   20.25%   17.83%
--------------------------------------------------------------------------------
S&P 500 Index/3/                        9.24%  28.60%   28.23%   24.05%   19.19%
--------------------------------------------------------------------------------
Equity Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

            $47,000 Equity      $52,463 Lipper (VIP)      $57,864 S&P
              Portfolio/1/        Growth Fund Avg./2/      500 Index/3/
              ------------        -------------------      ------------
"88"             10000                  10000                 10000
               11542.7                11675.6               11652.2
"89"             12973                12942.3               13163.1
               13028.2                  13470               13568.4
"90"           12296.8                12302.8                 12754
               14827.8                14188.6               14568.6
"91"           15495.2                16705.1               16631.2
               16518.9                16124.5               16519.4
"92"           17691.5                18090.1               17896.5
               19933.5                19133.2               18767.1
"93"           21560.3                20600.9               19696.3
               21144.7                19316.9               19029.9
"94"           22159.3                  20273               19955.1
               25834.3                24099.6               23983.2
"95"             29093                27161.6                 27445
               31220.7                29873.8               30213.9
"96"           34480.9                32834.2               33742.2
               39054.4                37895.9               40692.2
"97"           42983.2                41709.2               44995.6
               48343.3                48636.4               52969.7
"98"           46999.8                52463.4                 57864

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Capital appreciation.

TYPES OF INVESTMENTS

Primarily stocks of major, established companies.

INVESTMENT STYLE

The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

SIZE COUNTED. Concerned about the impact of the Asian recession, investors focused strongly on the largest growth companies. We avoided these stocks, because they have been expensive for some time.

RETAILERS WERE MIXED. In the retail industry, we held inexpensive stocks, such as Dillards, Tandy and Toys R Us. They performed poorly, while popular stocks such as Wal-Mart and Home Depot rose even farther.

NOT ENOUGH TECH. When Compaq bought Digital Equipment, we benefited both from the sale and afterward from the return on the Compaq stock we acquired. Nonetheless, our relatively small holdings in the technology sector constrained our performance.

AND TOO MUCH CASH. Our average cash balance of about 14% held back our return. However, we reduced our cash sharply over the year, acquiring some bargain-priced stock after the market fell.

STRATEGY SESSION.

We Are Disciplined Deep Value Investors. The S&P 500 Index has had an unprecedented four successive years of gains above 20%. This year, these gains were particularly concentrated in a few large growth stocks that had already become expensive when the year began, but our value discipline steered us away from such stocks--we avoid stocks that are priced well above the market average for comparable earnings.

Over the long run, value stocks have performed quite well. However, there have been other multi-year periods that favored growth stocks. The two investment styles have alternated in superior performance, so we believe investors should have exposure to both.

WE STILL LIKE FINANCIAL COMPANIES. Morgan Stanley Dean Witter was among the largest contributors to last year's return. We also liked financial firms that were less favorably treated last year, as investors worried about emerging market exposure and natural disaster damage claims. Loews, Chubb, Safeco and Citi-group are among our larger holdings. Financial companies have been leaders in applying technology to drive down costs and improve services while consolidating to increase productivity.

CONSUMERS STILL GOING STRONG. Consumer spending has kept the U.S. economy strong recently, when exports and investment flagged. Chrysler made a substantial contribution to our 1998 return. We continue to have a focus on retailers and housing-related firms.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
THOMAS R. JACKSON

STAYING THE COURSE.

"Value and growth investing styles historically have alternated in periods of superior performance. The growth style has had the advantage for several years now, bringing the differences in stock value to extraordinary levels. In 1998, S&P 500 Index growth stocks rose more than 27 percentage points above the return on S&P 500 value stocks. The entire Index, pulled up by large growth stocks, returned 16 percentage points more than the average stock. That is the largest discrepancy in 40 years. Chasing the strategy that worked last year is a well-known investing fallacy. Portfolio managers do best over the long run when they stick to one investment style. That's what we're doing--consistent value investing so when the current imbalances correct themselves, we'll be there to reap the rewards."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                PORTFOLIO MANAGER
                                Thomas R. Jackson

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
                                                                  as of 12/31/98
                                                                  --------------
Financial Services                                                     24.0%
Consumer Growth & Staples                                              18.0%
Industrial                                                             16.4%
Consumer Cyclicals                                                     11.5%
Technology                                                             11.1%
Utilities                                                               6.0%
Energy                                                                  4.8%
Cash                                                                    8.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS
                                                                  as of 12/31/98
                                                                  --------------
Wellpoint Health                                                        2.9%
Loews Corp.                                                             2.8%
Morgan Stanley, Dean Witter & Co.                                       2.7%
Compaq Computer                                                         2.5%
Columbia HCA Healthcare                                                 2.3%
Chubb Corp.                                                             2.3%
Darden Restaurants                                                      2.3%
Elf Aquitaine ADR                                                       2.2%
Tenet Healthcare                                                        2.1%
SAFECO Corp.                                                            2.0%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL PRUDENTIAL JENNISON PORTFOLIO

PERFORMANCE SUMMARY.

With the stock market rising strongly for the fourth straight year, your Portfolio returned 37.46%, almost thirteen percentage points ahead of the 24.94% Lipper (VIP) Growth Average and almost nine percentage points ahead of the 28.60% S&P 500 Index.

The largest contributors to your Portfolio's return in 1998 were technology, financial services, pharmaceuticals and retail stocks. We had focused on these sectors, which also were market favorites in 1998.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                            Six      One      Three     Since
                                          Months     Year     Years   Inception*
--------------------------------------------------------------------------------
Prudential Jennison Portfolio/1/          13.84%    37.46%    27.48%    29.60%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg./2/                6.90%    24.94%    23.77%    25.38%
--------------------------------------------------------------------------------
S&P 500 Index/3/                           9.24%    28.60%    28.23%    29.32%
--------------------------------------------------------------------------------
Prudential Jennison Portfolio inception date: 4/25/95.

--------------------------------------------------------------------------------

$10,000 INVESTED SINCE INCEPTION*

                                   [GRAPHIC]

          $26,002 Prudential         $25,671 S&P        $23,199 Lipper
         Jennison Portfolio/1/       500 Index/3/       (VIP) Growth Avg./2/
         ---------------------       ------------       --------------------
"5/95"         11275.7                 10640.2                10782.2
               12556.3                   12176                12099.3
               13494.4                 13404.5                13363.1
"96"           14361.8                 14969.8                14574.8
                 16801                 18053.2                16697.9
"97"           18916.1                 19962.4                18425.4
               22840.8                 23500.2                21538.6
"98"           26001.6                   25671                23199.1

--------------------------------------------------------------------------------

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE

The Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

TECHNOLOGY. Our technology stocks were the foundation of our strong performance, led in large measure by the impact of the Internet on the demand for personal computers, networking equipment and semiconductors.

Our fairly large positions in Cisco Systems, Microsoft and Oracle made strong contributions.

Telecommunications services companies such as MCI WorldCom, Airtouch Communications, and Qwest Communications were also helped by the explosion of Internet traffic.

FINANCIALS. Financial companies were hurt in midyear by fears of exposure to emerging markets, but our holdings bounced back, spurred by Federal Reserve cuts in interest rates and the easing of the world financial crisis.

STRATEGY SESSION.

EARNINGS ARE IMPORTANT. The pace of earnings growth for U.S. companies has been dropping steadily over the past year. Investors have focused on companies that continue to deliver rapid growth through the current difficulties.

If a wider range of companies resume rapid earnings growth, investor interest may broaden and is likely then to favor stocks that are considerably less expensive than today's market leaders.

WE HAVE A TWO-PRONGED STRATEGY FOR THIS ENVIRONMENT. On the one-hand, we own companies that are currently high-priced and rising, because of their strong earnings: our drug companies, retail companies, some of our technology stocks and telecommunications companies. We also own companies that are relatively inexpensive now because they are in the early stages of what we believe will be a profit recovery.

OUR LARGEST SECTORS. Technology, financial services, pharmaceuticals and retailing remain our largest sectors. They should continue to benefit from lower interest rates. Moreover, the health care and technology sectors are growing strongly, while the retail sector is reducing its costs. The market's emphasis on earnings should sustain its focus on these groups.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
DAVID T. POIESZ

PRICE-SENSITIVE GROWTH INVESTING.

"We buy the best growth companies we can find at prices that don't fully reflect their future prospects. We aim at a portfolio that captures faster growth than the market overall, but at an attractive price. We are watching the world economic situation carefully with an eye on how it can affect the businesses of specific companies. For example, we are trying to avoid excess exposure to banks that may be affected by a Latin America slowdown."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                PORTFOLIO MANAGER
                                 David T. Poiesz

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
                                                                  as of 12/31/98
                                                                  --------------
Technology                                                             33.4%
Financial Services                                                     19.7%
Consumer Staples                                                       18.7%
Health Care                                                            12.0%
Intermediate Goods & Servs.                                             8.6%
Capital Spending                                                        4.0%
Cash                                                                    3.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS
                                                                  as of 12/31/98
                                                                  --------------
MCI WorldCom, Inc.                                                      4.6%
Microsoft Corp.                                                         3.2%
Home Depot, Inc.                                                        3.0%
General Electric Co.                                                    2.8%
Chase Manhattan Corp.                                                   2.7%
Cisco Systems, Inc.                                                     2.7%
Citigroup Inc.                                                          2.5%
CBS Corp.                                                               2.5%
Schering-Plough Corp.                                                   2.4%
Oracle Corp.                                                            2.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned -0.76% in 1998 because of a deep market decline in the second half of the year. The S&P SmallCap 600 Index, whose performance the Portfolio is designed to mirror, returned -1.31% for the year.

Stock investors, concerned about the financial situation in emerging markets, focused on large, growth-oriented stocks. The stocks of smaller companies did not recover as rapidly in the market rebound at the end of the year. The gap between large-cap and small-cap performance over the last three years is the widest since World War II, generally making small-company stocks excellent values. However, many large-company stocks are overvalued in today's market, with prices reaching 60 to 70 times 1998 earnings.

Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P SmallCap 600 Index.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                              Six     One      Three    Since
                                            Months    Year     Years  Inception*
--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio/1/     -6.26%   -0.76%    14.17%   17.04%
--------------------------------------------------------------------------------
Lipper (VIP) Small Cap. Avg./2/             -5.28%    1.48%    13.64%   16.61%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index/3/                   -6.98%   -1.31%    14.56%   17.83%
--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio inception date: 4/25/95.

--------------------------------------------------------------------------------

$10,000 INVESTED SINCE INCEPTION*

                                   [GRAPHIC]

        $17,814 Small Capitalization  $17,803 Lipper (VIP)  $18,251 S&P SmallCap
             Stock Portfolio/1/         Small Cap Avg./2/        600 Index/3/
             ------------------         -----------------        ------------
"5/95"           10661.9                    10638.2               10713.4
                 11973.8                    11975.1               12138.4
"96"             13199.8                      13650               13500.7
                 14341.3                    14306.9               14726.1
                 15992.6                    15555.7               16427.9
"97"             17950.8                    17139.5               18493.6
                 19002.6                    18442.6               19621.6
"98"             17813.5                    17803.4               18251.2

--------------------------------------------------------------------------------
* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and the Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Small Cap Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The S&P SmallCap 600 Index is a capital-weighted index representing the aggregate market value of the common equity of 600 small-company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Seeks long-term growth of capital that corresponds to the price and yield performance of the S&P SmallCap 600 Index.3

TYPES OF INVESTMENTS

Primarily stocks of the S&P SmallCap 600 Index.

INVESTMENT STYLE

The Portfolio attempts to hold stocks comprising the S&P SmallCap 600 Index in approximately the same proportions. The S&P SmallCap 600 Index contains stocks of small companies with market capitalizations generally less than $1.2 billion.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX--TOTAL RETURN BY SECTOR
                                                                  as of 12/31/98
                                                                  --------------
Utilities                                                              12.8%
Basic Materials                                                         5.0%
Transportation                                                          4.4%
Health Care                                                             3.2%
Technology                                                              2.9%
Financial Services                                                      2.0%
Consumer Cyclicals                                                      0.2%
Consumer Staples                                                       -2.2%
Capital Goods                                                          -7.0%
Communication Services                                                -25.8%
Energy                                                                -46.8%

S&P SmallCap 600 Index                                                 -1.3%
--------------------------------------------------------------------------------
Source: Standard & Poor's.

PERFORMANCE REVIEW.

The Small Capitalization Stock Portfolio attempts to hold the 600 stocks included in the S&P SmallCap 600 Index and to duplicate its performance. These are stocks of companies with an average market value of about $1 billion.

Such stocks are more volatile than the shares of large, more-established companies. Portfolio manager Wai C. Chiang manages the Portfolio by investing funds received while trying to minimize commission and transaction costs.

THE BEST-PERFORMING SECTORS. The utility sector was the Index's top performer of 1998, returning nearly13%. Electric and water companies were the best-performing industries within that sector. The utility sector tends to hold up well in an economic downturn, because its earnings growth is more stable than that of most industries.

Basic materials, posting a modest 5% return, followed utilities as the Index's next best performer. Within the sector, agricultural products and construction performed well, while commodities and chemical companies lost ground.

The year was so difficult for small-company stocks that even the 4% return by transportation stocks and the 3% return by both technology and health care stocks were among the top-performing groups.

THE WORST-PERFORMING SECTORS. Energy and communications services companies' stocks fell the most over the year. The negative 47% return in the energy sector was primarily due to the fall of oil prices to a 12-year low. Communications services, represented in the Index by only two long-distance companies, lost 26%. The Index's largest sector, consumer cyclicals at 19.6%, had a flat return of 0.2%.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
WAI C. CHIANG

A PROVEN LONG-TERM APPROACH.

"Your Portfolio is meeting its performance objective as an index fund for its benchmark, the S&P SmallCap 600 Index. Although your Portfolio declined slightly for the year, it performed better than the index it is designed to emulate. The aim of your portfolio is to stay close to the performance of our asset class in both rising and falling markets. This long-term strategy, short-term fluctuations aside, has proven to be rewarding. Prior to this past year, small-cap stocks had three consecutive years of returns above 20%. Over the past three years, including 1998, your Portfolio has gained 48.77% after transaction costs and management fees."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                PORTFOLIO MANAGER
                                  Wai C. Chiang

--------------------------------------------------------------------------------

S&P SMALLCAP 600 INDEX COMPOSITION
                                                                  as of 12/31/98
                                                                  --------------
Consumer Cyclicals                                                     19.6%
Technology                                                             16.5%
Financial Services                                                     16.2%
Capital Goods                                                          12.3%
Health Care                                                            10.6%
Consumer Staples                                                        9.6%
Utilities                                                               4.7%
Basic Materials                                                         4.5%
Transportation                                                          3.2%
Energy                                                                  2.5%
Communication Services                                                  0.3%
--------------------------------------------------------------------------------
Source: Standard & Poor's. Holdings are subject to change.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS
                                                                  as of 12/31/98
                                                                  --------------
Vitesse Semiconductor Corp.                                             0.9%
Sanmina Corp.                                                           0.9%
Medimmune Inc.                                                          0.7%
E*Trade Group, Inc.                                                     0.7%
Astoria Financial Corp.                                                 0.7%
Mohawk Ind.                                                             0.7%
Acxiom Corp.                                                            0.6%
Express Scripts                                                         0.6%
Williams-Sonoma Inc.                                                    0.6%
Comair Holdings Inc.                                                    0.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL GLOBAL PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 25.08% in 1998, almost nine percentage points above the 16.19% gain of the Lipper (VIP) Global Average. We had a substantial focus on continental Europe, the best-performing region over our reporting period, and our stocks there performed well.

We benefited from having very little invested in emerging markets, such as eastern Europe, and relatively little in any Asian market. Our large-capitalization U.S. growth stocks had above-average returns.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                         Six    One     Three    Five      Ten
                                       Months   Year    Years    Years    Years
--------------------------------------------------------------------------------
Global Portfolio/1/                     4.81%  25.08%   17.01%   12.04%   10.90%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg./2/             0.60%  16.19%   15.50%   12.31%   11.04%
--------------------------------------------------------------------------------
Morgan Stanley World Index/3/           6.80%  24.80%   18.25%   16.19%   11.21%
--------------------------------------------------------------------------------
Global Portfolio inception date: 9/19/88.

--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

            $28,128 Global        $28,940 Lipper      $28,938 Morgan Stanley
              Portfolio/1/      (VIP) Global Avg./2/        World Index/3/
              ------------      --------------------        --------------
"88"             10000                 10000                   10000
               10478.3               10622.3                 10104.9
"89"           11882.4               12090.2                 11719.4
               11445.2               12456.4                 10878.6
"90"           10348.6               11366.6                 9783.61
               10790.9               11971.5                 10409.6
"91"           11526.8               13278.2                 11639.3
               11516.6               13468.6                 10912.1
"92"           11132.5               13332.5                 11096.9
               12655.6               15133.3                 12813.2
"93"           15935.1               17602.9                 13663.5
               15316.6                 17212                   14193
"94"           15156.5               17410.6                 14426.2
                 16589               18521.2                 15785.3
"95"             17563               19959.5                 17501.3
               19363.1               21635.6                   18784
"96"           21021.7               23233.7                 19950.8
               23646.1               26246.9                 23067.9
"97"           22488.3               26045.6                 23188.3
                 26837               29540.8                 27096.5
"98"           28127.9               28939.7                 28937.8

--------------------------------------------------------------------------------
/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE

The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

EUROPE AND THE U.S. We had a substantial focus on continental Europe, and this region was the best-performing region in 1998. Except for about 7% of our assets invested in Asia, our assets were invested in Europe and the United States, where economies were growing the fastest.

CONTINENTAL BANKS. Our largest industry is banking. An Italian bank, Credito Italiano, bounced back strongly and had an excellent annual return.

TECHNOLOGY. Our focus was on technology stocks, particularly telecommunications services and equipment companies--such as Nokia, and Cisco Systems.

These companies served us well over the past year. Software companies, notably the global giant Microsoft, also made large contributions to our strong annual performance.

STRATEGY SESSION.

LOCATION: EUROPE. We have allocated almost half of our assets to Europe and more than a third to the United States. We believe currency unification in Europe will boost their markets. In addition to introducing a strong incentive to improve productivity and growth, it should reduce trade and financing costs. It also is improving consumer morale.

Europe is seeing many private companies restructure to improve their productivity and governments selling businesses they own. Simultaneously, low interest rates and new bank-managed mutual funds are attracting savings to the stock market. As in the U.S. a decade ago, these trends are good for stock prices.

The global economic picture is too uncertain to give us confidence in the growth prospects of companies based in emerging markets. We are waiting for more stability before we increase our investments there.

INDUSTRIES: For some time, we have liked the telecommunications industry--including Nokia and Vodafone--and the financial services industry in Europe. European bank stocks were hurt during the summer panic about exposure to the debt of emerging market countries, including Russia. Most of our bank holdings had little or no exposure, but even these stocks declined. They bounced back as investors recovered their perspective.

THE UNITED STATES. In recent years, our Portfolio has had significantly less U.S. investment than the size of the U.S. stock market would warrant, because large growth stocks in the U.S. stock market have been relatively expensive. Since the economic crisis in emerging markets, however, we own more in the U.S. than we usually would because economic growth is most secure at home. Our domestic stocks include Safeway, Microsoft, Time Warner and PMC--Sierra, all of which have been performing well.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGERS
DANIEL J. DUANE, INGRID HOLM, MICHELLE PICKER

STILL CAUTIOUS.

"Investors' reaction to Brazil's devaluation shows that they are still reacting strongly to any threat to economic growth. Stocks whose earnings depend on expanding economies (cyclicals) or to emerging markets tended to drop sharply. We prefer companies that have great growth prospects within Europe or the United States. Certain basic services, such as communications and banking, are changing dramatically, whatever happens to the global economy. We try to benefit from those trends."

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGERS

                                    [PHOTO]
                                 Daniel J. Duane

                                    [PHOTO]
                                   Ingrid Holm

                                    [PHOTO]
                                 Michelle Picker

--------------------------------------------------------------------------------

GEOGRAPHIC ALLOCATION
                                                                  as of 12/31/98
                                                                  --------------
United States                                                          39.0%
Continental Europe                                                     37.2%
United Kingdom                                                         10.4%
Japan                                                                   5.2%
Australia                                                               1.4%
Cash                                                                    6.8%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS
                                                                  as of 12/31/98
                                                                  --------------
Vodafone Group, PLC                                                     3.5%
Nokia Corp.                                                             3.4%
Safeway, Inc.                                                           3.4%
Credito Italiano                                                        3.4%
Time Warner, Inc.                                                       3.1%
Bank of Ireland                                                         2.4%
Telefonica de Espana                                                    2.4%
Texas Instruments, Inc.                                                 2.2%
Microsoft Corp.                                                         2.2%
PMC--Sierra, Inc.                                                       2.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

PRUDENTIAL NATURAL RESOURCES PORTFOLIO

PERFORMANCE SUMMARY.

The economic consequences of the Asian recession, together with financial turmoil in Asia and Russia, hammered natural resource prices in the second half of 1998. As a result, your Portfolio returned -17.10% for the year.

While disappointing, it was better than the -20.65% registered by the Lipper
(VIP) Natural Resources Average. We performed better than most of our peers, primarily because almost 8% of our assets, on average, were invested in Stillwater Mining, which rose 142% for the year due to surging palladium prices.

Sector investing carries higher risks than investing in a broadly diversified portfolio.

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                   Six        One       Three     Five     Ten
                                 Months       Year      Years    Years    Years
--------------------------------------------------------------------------------
Natural Resources Portfolio/1/   -12.89%    -17.10%     -1.38%    3.11%    8.24%
--------------------------------------------------------------------------------
Lipper (VIP) Nat. Res. Avg./2/   -15.50%    -20.65%     -4.44%   -2.04%    2.01%
--------------------------------------------------------------------------------
S&P 500 Index/3/                   9.24%     28.60%     28.23%   24.05%   19.19%
--------------------------------------------------------------------------------
Natural Resources Portfolio inception date: 5/1/88.

--------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS

                                   [GRAPHIC]

                 $22,059 Natural         $13,386 Lipper (VIP)       $57,864 S&P
               Resources Portfolio/1/      Nat. Res. Avg./2/        500 Index/3/
               --------------------        ---------------           ----------
"88"                   10000                    10000                   10000
                     11656.3                  10706.6                 11652.2
"89"                 13563.5                  12458.2                 13163.1
                     13226.5                  11510.8                 13568.4
"90"                 12782.5                  11161.9                   12754
                     13729.5                  11570.5                 14568.6
"91"                 14098.5                  11453.7                 16631.2
                     15135.8                  11759.3                 16519.4
"92"                 15128.2                  11720.2                 17896.5
                     18409.8                  14488.4                 18767.1
"93"                 18932.8                  14641.2                 19696.3
                     18467.2                  14116.2                 19029.9
"94"                 18119.3                  14054.2                 19955.1
                     21015.6                  15380.4                 23983.2
"95"                 22996.9                  16174.7                   27445
                     27467.6                  18282.5                 30213.9
"96"                 30097.5                  19075.9                 33742.2
                     29650.9                  18717.8                 40692.2
"97"                 26609.3                  15829.5                 44995.6
                     25323.1                  15282.9                 52969.7
"98"                 22059.4                  13385.7                   57864

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Natural Resources Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/ The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

INVESTMENT GOAL

Long-term growth of capital.

TYPES OF INVESTMENTS

Primarily stocks of companies that operate within, or do business with, the natural resources sector of the economy.

INVESTMENT STYLE

The Portfolio uses a "contrarian" investment approach to invest in out-of-favor sectors of natural resource markets throughout the world. It hopes to capture growth from companies that discover and develop new natural resources.

--------------------------------------------------------------------------------

PERFORMANCE REVIEW.

GLOBAL DECLINE IN COMMODITY DEMAND. The predominant impact on natural resource stocks was the broad decline in commodity demand that was caused when the Asian economic contraction triggered a global economic slowdown.

Your Portfolio, in particular, suffered from our focus on exploration and production companies in the energy sector as oil prices reached a 12-year low.

Our substantial holding of Potash Corporation, which declined by 22% over the reporting period, also reduced our returns.

PRECIOUS METALS MAINTAIN THEIR LUSTER. Stillwater Mining, which makes up a significant portion of our holdings, returned more than 140% for the year. Palladium is 75% of Stillwater's production. Our South African gold stocks also had positive returns.

STRATEGY SESSION.

PRECIOUS METALS FOR THE NEAR TERM. Demand for both platinum and palladium, primarily for use in electronics and automobile catalytic converters, continues to rise sharply. For example, the world's mine supply of palladium satisfies less than half of the 8-million-ounce annual demand.

The difference between supply and demand has been filled in the last five years by sales from Russian inventories, but there is growing evidence that these inventories are near depletion. Prices for both metals should remain strong.

Gold consumption (approaching 4,000 tons in 1998) also has long outrun mine supply and scrap (3,000 tons together). Sales and lending from central bank stockpiles made up the shortfall. We believe central bank sales of that magnitude will not be repeated in 1999, and gold prices should rise.

Energy for the Long Term. Oil and gas are in significant oversupply, because Iraqi production was added while Asian consumption declined. We believe short-term factors may lead energy prices to spurt in 1999, but an enduring rise is farther off.

The integrated oil companies are relatively expensive, because many investors find their apparent stability attractive. However, there is true investment value in the very low prices of the mid- and small-capitalization exploration and production (E&P) companies. The prices of these stocks now reflect oil prices that we believe are too low to be sustained for long.

--------------------------------------------------------------------------------

OUTLOOK

PORTFOLIO MANAGER
LEIGH R. GOEHRING

COMMODITY PRICES POISED TO RECOVER.

"We believe that a significant gap between current production of most industrial commodities and normal demand has been masked by a temporary global economic slowdown and by inventory liquidation. Inventories of most commodities are low and investments in future production capacity have been constrained.

"In our view, when Japan and the emerging markets recover--which we believe could happen in 1999--commodity prices should recover much faster than most investors anticipate. We are positioned to benefit from what we believe could be a dramatic move in commodity prices."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                PORTFOLIO MANAGER
                                Leigh R. Goehring

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
                                                                  as of 12/31/98
                                                                  --------------
Precious Metals                                                        44.9%
Energy                                                                 26.5%
Forest Products                                                        14.1%
Other Diversified Resources                                             5.9%
Miscellaneous Nonresources                                              4.7%
Base Metals                                                             2.7%
Cash                                                                    1.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS
                                                                  as of 12/31/98
                                                                  --------------
Stillwater Mining Co.                                                  13.0%
Impala Platinum Holdings, Ltd.                                          5.3%
Champion International Corp.                                            4.5%
Anglo American Platinum, Ltd.                                           3.9%
Newfield Exploration Co.                                                3.9%
Potash Corp. of Saskatchewan, Inc.                                      3.9%
Boise Cascade Corp.                                                     3.8%
Getchell Gold Co.                                                       3.8%
Alberta Energy Co., Ltd.                                                3.7%
Newmont Mining Corp.                                                    3.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments (amortized cost
      $900,703,505)............................  $  900,703,505
    Cash.......................................           9,189
    Receivable for capital stock sold..........      13,716,886
    Interest receivable........................       7,056,910
                                                 --------------
      Total Assets.............................     921,486,490
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         912,487
    Payable for capital stock repurchased......         305,381
    Accrued expenses...........................          76,634
                                                 --------------
      Total Liabilities........................       1,294,502
                                                 --------------
  NET ASSETS...................................  $  920,191,988
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      920,192
      Paid-in capital, in excess of par........     919,271,796
                                                 --------------
    Net assets, December 31, 1998..............  $  920,191,988
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 92,019,199 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        10.00
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Interest...................................  $    45,708,673
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        3,246,494
    Accounting fees............................           55,000
    Shareholders' reports......................           50,000
    Audit fees and expenses....................            8,500
    Custodian expense..........................            4,000
    Directors' fees............................            3,000
    Legal fees.................................              800
    Miscellaneous expenses.....................            4,800
                                                 ---------------
      Total expenses...........................        3,372,594
    Less: custodian fee credit.................           (7,309)
                                                 ---------------
      Net expenses.............................        3,365,285
                                                 ---------------
    NET INVESTMENT INCOME......................       42,343,388

  NET REALIZED GAIN ON INVESTMENTS.............           16,489
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    42,359,877
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     42,343,388     $    35,214,538
    Net realized gain on investments.......................................................             16,489              13,511
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         42,359,877          35,228,049
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (42,343,388)        (35,214,538)
    Distributions from net realized capital gains..........................................            (16,489)            (13,511)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (42,359,877)        (35,228,049)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [76,618,642 and 22,888,771 shares, respectively]....................        766,186,419         228,887,710
    Capital stock issued in reinvestment of dividends and distributions [4,235,988 and
     3,522,805 shares, respectively].......................................................         42,359,877          35,228,049
    Capital stock repurchased [(54,581,645) and (27,542,174) shares, respectively].........       (545,816,448)       (275,421,740)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        262,729,848         (11,305,981)
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        262,729,848         (11,305,981)
  NET ASSETS:
    Beginning of year......................................................................        657,462,140         668,768,121
                                                                                             ------------------  -------------------
    End of year............................................................................   $    920,191,988     $   657,462,140
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $1,093,359,976)..........................  $1,107,781,086
    Cash.......................................             384
    Interest receivable........................      15,816,923
    Receivable for capital stock sold..........         556,662
                                                 --------------
      Total Assets.............................   1,124,155,055
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       1,074,849
    Payable for capital stock sold.............         398,036
    Accrued expenses...........................         108,467
                                                 --------------
      Total Liabilities........................       1,581,352
                                                 --------------
  NET ASSETS...................................  $1,122,573,703
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,015,413
      Paid-in capital, in excess of par........   1,105,810,493
                                                 --------------
                                                  1,106,825,906
    Accumulated net realized gains on
      investments..............................       1,326,687
    Net unrealized appreciation on
      investments..............................      14,421,110
                                                 --------------
    Net assets, December 31, 1998..............  $1,122,573,703
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 101,541,324 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        11.06
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Interest...................................  $    64,715,464
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        3,782,116
    Accounting fees............................           86,000
    Shareholders' reports......................           85,000
    Custodian expense..........................           38,000
    Audit fees.................................           12,000
    Legal fees and expenses....................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            5,700
                                                 ---------------
      Total expenses...........................        4,015,816
    Less custodian fee credit..................          (11,022)
                                                 ---------------
      Net expenses.............................        4,004,794
                                                 ---------------
  NET INVESTMENT INCOME........................       60,710,670
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................        2,828,534
      Futures..................................       (1,344,416)
                                                 ---------------
                                                       1,484,118
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................        1,774,509
      Futures contracts........................          463,469
                                                 ---------------
                                                       2,237,978
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        3,722,096
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    64,432,766
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     60,710,670     $    53,531,495
    Net realized gain on investments.......................................................          1,484,118           9,194,921
    Net change in unrealized appreciation (depreciation) on investments....................          2,237,978          (2,230,780)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         64,432,766          60,495,636
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (60,939,829)        (55,359,529)
    Distributions from net realized capital gains..........................................         (3,466,261)         (9,016,752)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (64,406,090)        (64,376,281)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [29,994,210 and 11,468,488 shares, respectively]....................        334,707,738         127,691,138
    Capital stock issued in investment of dividends and distributions [5,809,428 and
     5,812,573 shares, respectively].......................................................         64,406,090          64,376,281
    Capital stock repurchased [(8,361,173) and (8,269,292) shares, respectively]...........        (93,273,532)        (91,696,624)
                                                                                             ------------------  -------------------
  NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................        305,840,296         100,370,795
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        305,866,972          96,490,150
  NET ASSETS:
    Beginning of year......................................................................        816,706,731         720,216,581
                                                                                             ------------------  -------------------
    End of year(a).........................................................................   $  1,122,573,703     $   816,706,731
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       229,159
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $418,498,213)............................  $  437,087,379
    Cash.......................................             189
    Interest receivable........................       6,848,403
    Receivable for capital stock sold..........          45,399
                                                 --------------
      Total Assets.............................     443,981,370
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         454,208
    Payable for capital stock repurchased......         255,294
    Accrued expenses...........................          59,914
                                                 --------------
      Total Liabilities........................         769,416
                                                 --------------
  NET ASSETS...................................  $  443,211,954
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      373,542
      Paid-in capital, in excess of par........     424,306,767
                                                 --------------
                                                    424,680,309
    Accumulated net realized loss on
      investments..............................         (57,521)
    Net unrealized appreciation on
      investments..............................      18,589,166
                                                 --------------
    Net assets, December 31, 1998..............  $  443,211,954
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 37,354,161 outstanding shares of
      common stock (authorized 70,000,000
      shares)..................................  $        11.87
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Interest...................................  $    26,712,834
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,735,370
    Accounting fees............................           88,000
    Shareholders' reports......................           17,000
    Custodian expense..........................           10,000
    Audit fees and expenses....................            4,000
    Directors' fees............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            5,101
                                                 ---------------
      Total expenses...........................        1,863,471
    Less: custodian fee credit.................           (1,207)
                                                 ---------------
      Net expenses.............................        1,862,264
                                                 ---------------
  NET INVESTMENT INCOME........................       24,850,570
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................        7,423,525
      Futures contracts........................         (296,471)
      Short sales..............................            9,938
                                                 ---------------
                                                       7,136,992
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................        5,320,808
      Futures contracts........................           73,032
                                                 ---------------
                                                       5,393,840
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       12,530,832
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    37,381,402
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     24,850,570     $    28,142,312
    Net realized gain on investments.......................................................          7,136,992             722,778
    Net change in unrealized appreciation on investments...................................          5,393,840          10,843,416
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         37,381,402          39,708,506
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (24,927,823)        (28,098,226)
    Distributions in excess of net investment income.......................................            (64,303)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (24,992,126)        (28,098,226)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [3,555,442 and 550,602 shares, respectively]........................         42,216,640           6,261,175
    Capital stock issued in reinvestment of dividends and distributions [2,122,659 and
     2,484,757 shares, respectively].......................................................         24,992,126          28,098,226
    Capital stock repurchased [(5,610,053) and (8,707,219) shares, respectively]...........        (66,029,147)        (98,362,062)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............          1,179,619         (64,002,661)
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................         13,568,895         (52,392,381)
  NET ASSETS:
    Beginning of year......................................................................        429,643,059         482,035,440
                                                                                             ------------------  -------------------
    End of year(a).........................................................................   $    443,211,954     $   429,643,059
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $        77,253
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $38,323,550).............................  $   40,251,420
    Cash.......................................             976
    Interest receivable........................              16
    Receivable for capital stock sold..........           3,227
                                                 --------------
      Total Assets.............................      40,255,639
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............          40,719
    Accrued expenses...........................          33,412
    Payable for capital stock repurchased......           1,865
                                                 --------------
      Total Liabilities........................          75,996
                                                 --------------
  NET ASSETS...................................  $   40,179,643
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       31,545
      Paid-in capital, in excess of par........      38,145,343
                                                 --------------
                                                     38,176,888
    Accumulated net realized gains on
      investments..............................          74,885
    Net unrealized appreciation on
      investments..............................       1,927,870
                                                 --------------
    Net assets, December 31, 1998..............  $   40,179,643
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 3,154,487 outstanding shares of
      common stock (authorized 15,000,000
      shares)..................................  $        12.74
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Interest...................................  $     2,185,384
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          159,341
    Accounting fees............................           72,000
    Shareholders' reports......................            3,000
    Directors' fees............................            3,000
    Audit fees and expenses....................            1,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            7,650
                                                 ---------------
      Total expenses...........................          246,991
    Less: custodian fee credit.................              (56)
                                                 ---------------
      Net expenses.............................          246,935
                                                 ---------------
  NET INVESTMENT INCOME........................        1,938,449
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........          613,189
    Net change in unrealized appreciation on
      investments..............................          344,539
                                                 ---------------
  NET GAIN ON INVESTMENTS......................          957,728
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $     2,896,177
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,938,449     $     1,923,763
    Net realized gain on investments.......................................................            613,189           1,279,141
    Net change in unrealized appreciation (depreciation) on investments....................            344,539            (625,354)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................          2,896,177           2,577,550
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,944,693)         (1,925,903)
    Distributions from net realized capital gains..........................................           (538,304)         (1,630,037)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (2,482,997)         (3,555,940)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [585,974 and 1,163,699 shares, respectively]........................          7,538,056          14,959,000
    Capital stock issued in reinvestment of dividends and distributions [193,959 and
     280,836 shares, respectively].........................................................          2,482,997           3,555,940
    Capital stock repurchased [(898,800) and (1,634,789) shares, respectively].............        (11,521,310)        (21,009,000)
                                                                                             ------------------  -------------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................         (1,500,257)         (2,494,060)
                                                                                             ------------------  -------------------
  TOTAL DECREASE IN NET ASSETS.............................................................         (1,087,077)         (3,472,450)
  NET ASSETS:
    Beginning of year......................................................................         41,266,720          44,739,170
                                                                                             ------------------  -------------------
    End of year(a).........................................................................   $     40,179,643     $    41,266,720
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $         6,244
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2005 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $40,070,501).............................  $   45,584,111
    Cash.......................................             892
    Interest receivable........................               9
    Receivable for capital stock sold..........           2,241
                                                 --------------
      Total Assets.............................      45,587,253
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............          45,720
    Accrued expenses...........................          27,638
    Payable for capital stock repurchased......          10,461
                                                 --------------
      Total Liabilities........................          83,819
                                                 --------------
  NET ASSETS...................................  $   45,503,434
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       33,854
      Paid-in capital, in excess of par........      39,955,970
                                                 --------------
                                                     39,989,824
    Net unrealized appreciation on
      investments..............................       5,513,610
                                                 --------------
    Net assets, December 31, 1998..............  $   45,503,434
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 3,385,363 outstanding shares of
      common stock (authorized 15,000,000
      shares)..................................  $        13.44
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Interest...................................  $     2,244,812
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          149,980
    Accounting fees............................           72,000
    Shareholders' reports......................            3,000
    Directors' fees............................            3,000
    Custodian expense..........................            1,000
    Audit fees and expenses....................              500
    Miscellaneous expenses.....................            1,000
                                                 ---------------
      Total expenses...........................          230,480
    Less: custodian fee credit.................              (74)
                                                 ---------------
      Net expenses.............................          230,406
                                                 ---------------
  NET INVESTMENT INCOME........................        2,014,406
                                                 ---------------
  NET CHANGE IN UNREALIZED APPRECIATION ON
  INVESTMENTS..................................        2,497,521
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $     4,511,927
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,014,406     $     1,763,656
    Net realized gain on investments.......................................................                 --             685,044
    Net change in unrealized appreciation on investments...................................          2,497,521           1,108,451
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................          4,511,927           3,557,151
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (2,019,716)         (1,819,286)
    Distributions from net realized capital gains..........................................            (38,745)           (646,299)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (2,058,461)         (2,465,585)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [960,834 and 1,232,187 shares, respectively]........................         12,526,521          14,912,002
    Capital stock issued in reinvestment of dividends and distributions [156,052 and
     198,605 shares, respectively].........................................................          2,058,461           2,465,585
    Capital stock repurchased [(177,614) and (1,091,286) shares, respectively].............         (2,345,896)        (13,473,001)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         12,239,086           3,904,586
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         14,692,552           4,996,152
  NET ASSETS:
    Beginning of year......................................................................         30,810,882          25,814,730
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $     45,503,434     $    30,810,882
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $         4,703
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $4,496,058,447)..........................  $4,762,474,785
    Cash.......................................         845,314
    Interest and dividends receivable..........      42,070,945
    Receivable for investments sold............         324,115
    Due from broker -- variation margin........          85,990
    Receivable for capital stock sold..........         263,037
                                                 --------------
      Total Assets.............................   4,806,064,186
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       6,472,779
    Payable for capital stock repurchased......       1,730,453
    Payable for investments purchased..........       1,518,060
    Accrued expenses...........................         383,124
                                                 --------------
      Total Liabilities........................      10,104,416
                                                 --------------
  NET ASSETS...................................  $4,795,959,770
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,181,043
      Paid-in capital, in excess of par........   4,507,920,747
                                                 --------------
                                                  4,511,101,790
    Accumulated net realized gains on
      investments..............................      15,961,929
    Net unrealized appreciation on
      investments..............................     268,896,051
                                                 --------------
    Net assets, December 31, 1998..............  $4,795,959,770
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 318,104,322 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        15.08
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $227,089 foreign
      withholding tax).........................  $    24,862,659
    Interest...................................      202,415,229
                                                 ---------------
                                                     227,277,888
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       26,224,569
    Shareholders' reports......................          335,000
    Accounting fees............................          270,000
    Custodian expense..........................          210,000
    Audit fees.................................           45,000
    Legal fees.................................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           22,800
                                                 ---------------
      Total expenses...........................       27,114,369
    Less: Custodian fee credit.................          (37,735)
                                                 ---------------
      Net expenses.............................       27,076,634
                                                 ---------------
  NET INVESTMENT INCOME........................      200,201,254
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      252,074,816
      Futures contracts........................       11,004,301
                                                 ---------------
                                                     263,079,117
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       62,217,963
      Futures contracts........................        4,254,938
                                                 ---------------
                                                      66,472,901
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      329,552,018
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   529,753,272
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    200,201,254     $   209,904,550
    Net realized gain on investments.......................................................        263,079,117         525,175,186
    Net change in unrealized appreciation (depreciation) on investments....................         66,472,901        (148,830,270)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        529,753,272         586,249,466
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (201,150,300)       (209,004,256)
    Distributions from net realized capital gains..........................................       (284,059,981)       (518,358,296)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (485,210,281)       (727,362,552)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,155,780 and 4,585,160 shares, respectively]......................         64,306,807          74,015,405
    Capital stock issued in reinvestment of dividends and distributions [32,017,520 and
     47,801,252 shares, respectively]......................................................        485,210,281         727,362,552
    Capital stock repurchased [(34,980,138) and (24,112,955) shares, respectively].........       (542,332,348)       (394,841,365)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          7,184,740         406,536,592
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         51,727,731         265,423,506
  NET ASSETS:
    Beginning of year......................................................................      4,744,232,039       4,478,808,533
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  4,795,959,770     $ 4,744,232,039
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       949,046
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $5,149,958,034)..........................  $5,386,550,009
    Cash.......................................           1,341
    Interest and dividends receivable..........      33,290,998
    Due from broker -- variation margin........         809,059
    Receivable for investments sold............         619,824
    Receivable for capital stock sold..........         232,095
                                                 --------------
      Total Assets.............................   5,421,503,326
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       7,882,895
    Payable for capital stock repurchased......       1,607,590
    Payable for investments purchased..........       1,595,867
    Accrued expenses...........................         435,586
                                                 --------------
      Total Liabilities........................      11,521,938
                                                 --------------
  NET ASSETS...................................  $5,409,981,388
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,267,182
      Paid-in capital, in excess of par........   5,110,844,004
                                                 --------------
                                                  5,114,111,186
    Undistributed net investment income........         170,556
    Accumulated net realized gains on
      investments..............................      43,985,733
    Net unrealized appreciation on
      investments..............................     251,713,913
                                                 --------------
    Net assets, December 31, 1998..............  $5,409,981,388
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 326,718,180 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        16.56
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $614,599 foreign
      withholding tax).........................  $    41,517,034
    Interest...................................      170,024,349
                                                 ---------------
                                                     211,541,383
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       33,049,940
    Shareholders' reports......................          415,000
    Accounting fees............................          242,000
    Custodian expense..........................          234,000
    Audit fees and expenses....................           57,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           26,800
                                                 ---------------
      Total expenses...........................       34,027,740
    Less: custodian fee credit.................          (74,445)
                                                 ---------------
      Net expenses.............................       33,953,295
                                                 ---------------
  NET INVESTMENT INCOME........................      177,588,088
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      471,749,472
      Futures contracts........................       42,134,442
                                                 ---------------
                                                     513,883,914
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (183,829,519)
      Futures contracts........................       16,684,360
                                                 ---------------
                                                    (167,145,159)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      346,738,755
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   524,326,843
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    177,588,088     $   160,063,955
    Net realized gain on investments.......................................................        513,883,914         867,691,914
    Net change in unrealized appreciation on investments...................................       (167,145,159)       (163,603,096)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        524,326,843         864,152,773
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (178,186,396)       (159,343,911)
    Distributions from net realized capital gains..........................................       (552,345,875)       (823,214,223)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (730,532,271)       (982,558,134)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,188,120 and 4,859,580 shares, respectively]......................         74,668,669          92,765,042
    Capital stock issued in reinvestment of dividends and distributions [43,615,212 and
     56,453,647 shares, respectively]......................................................        730,532,271         982,558,134
    Capital stock repurchased [(38,796,213) and (18,791,325) shares, respectively].........       (679,156,218)       (363,698,408)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        126,044,722         711,624,768
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        (80,160,706)        593,219,407
  NET ASSETS:
    Beginning of year......................................................................      5,490,142,094       4,896,922,687
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  5,409,981,388     $ 5,490,142,094
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        170,556     $       768,864
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $854,146,463)............................  $  774,702,884
    Cash.......................................             584
    Interest and dividends receivable..........      16,618,373
    Receivable for investments sold............         227,009
                                                 --------------
      Total Assets.............................     791,548,850
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       1,042,407
    Payable for investments purchased..........         814,187
    Payable for capital stock repurchased......         293,998
    Accrued expenses...........................          77,287
                                                 --------------
      Total Liabilities........................       2,227,879
                                                 --------------
  NET ASSETS...................................  $  789,320,971
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,095,439
      Paid-in capital, in excess of par........     873,911,034
                                                 --------------
                                                    875,006,473
    Undistributed net investment income........       2,179,668
    Accumulated net realized loss on
      investments..............................      (8,421,591)
    Net unrealized depreciation on
      investments..............................     (79,443,579)
                                                 --------------
    Net assets, December 31, 1998..............  $  789,320,971
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 109,543,936 outstanding shares of
      common stock (authorized 125,000,000
      shares)..................................  $         7.21
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Interest...................................  $    69,885,220
    Dividends..................................        5,241,487
                                                 ---------------
                                                      75,126,707
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        3,782,134
    Accounting fees............................          145,000
    Shareholders' reports......................           70,000
    Custodian expense..........................           12,000
    Audit fees.................................            9,000
    Directors' fees............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            5,200
                                                 ---------------
      Total expenses...........................        4,027,334
    Less: custodian fee credit.................          (60,989)
                                                 ---------------
      Net expenses.............................        3,966,345
                                                 ---------------
  NET INVESTMENT INCOME........................       71,160,362
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........       (2,031,112)
    Net change in unrealized depreciation on
      investments..............................      (90,371,730)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................      (92,402,842)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   (21,242,480)
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     71,160,362     $    47,675,767
    Net realized gain (loss) on investments................................................         (2,031,112)         15,354,840
    Net change in unrealized depreciation on investments...................................        (90,371,730)           (144,633)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        (21,242,480)         62,885,974
                                                                                             ------------------  -------------------
  DIVIDENDS
    Dividends from net investment income...................................................        (69,715,948)        (47,277,841)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [42,524,544 and 18,324,520 shares, respectively]....................        336,104,252         149,154,244
    Capital stock issued in reinvestment of dividends and distributions [9,210,712 and
     5,847,594 shares, respectively].......................................................         69,715,948          47,277,841
    Capital stock repurchased [(12,010,426) and (9,372,701) shares, respectively]..........        (94,215,879)        (76,232,015)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        311,604,321         120,200,070
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        220,645,893         135,808,203
  NET ASSETS:
    Beginning of year......................................................................        568,675,078         432,866,875
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $    789,320,971     $   568,675,078
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      2,179,668     $       735,254
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $1,918,971,738)..........................  $3,544,514,168
    Cash.......................................             509
    Receivable for capital stock sold..........       6,715,386
    Interest and dividends receivable..........       3,677,152
    Receivable for investments sold............         551,105
    Due from broker -- variation margin........         246,890
                                                 --------------
      Total Assets.............................   3,555,705,210
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       3,914,541
    Payable to investment adviser..............       2,807,611
    Payable for capital stock repurchased......         630,555
    Accrued expenses...........................         263,513
                                                 --------------
      Total Liabilities........................       7,616,220
                                                 --------------
  NET ASSETS...................................  $3,548,088,990
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      940,173
      Paid-in capital, in excess of par........   1,907,227,882
                                                 --------------
                                                  1,908,168,055
    Accumulated net realized gain on
      investments..............................       9,773,130
    Net unrealized appreciation on
      investments..............................   1,630,147,805
                                                 --------------
    Net assets, December 31, 1998..............  $3,548,088,990
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 94,017,271 outstanding shares of
      common stock (authorized 125,000,000
      shares)..................................  $        37.74
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $250,942 foreign
      withholding tax).........................  $    42,313,155
    Interest...................................        5,376,488
                                                 ---------------
                                                      47,689,643
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       10,279,903
    Shareholders' reports......................          335,000
    Custodian expense..........................          142,000
    Accounting fees............................          107,000
    Audit fees and expenses....................           40,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           14,000
                                                 ---------------
      Total expenses...........................       10,920,903
    Less: custodian fee credit.................           (2,914)
                                                 ---------------
      Net expenses.............................       10,917,989
                                                 ---------------
  NET INVESTMENT INCOME........................       36,771,654
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       52,786,455
      Futures contracts........................        4,678,758
                                                 ---------------
                                                      57,465,213
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      640,594,646
      Futures contracts........................        4,097,025
                                                 ---------------
                                                     644,691,671
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      702,156,884
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   738,928,538
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     36,771,654     $    31,459,576
    Net realized gain on investments.......................................................         57,465,213          74,021,385
    Net change in unrealized appreciation on investments...................................        644,691,671         451,562,975
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        738,928,538         557,043,936
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (37,075,916)        (31,155,314)
    Distributions from net realized capital gains..........................................        (53,566,202)        (67,389,823)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (90,642,118)        (98,545,137)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [21,945,962 and 17,248,797 shares, respectively]....................        739,810,425         484,303,403
    Capital stock issued in reinvestment of dividends and distributions [2,541,175 and
     3,309,920 shares, respectively].......................................................         90,642,118          98,545,137
    Capital stock repurchased [(11,483,263) and (6,144,732) shares, respectively]..........       (378,841,199)       (174,536,420)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        451,611,344         408,312,120
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................      1,099,897,764         866,810,919
  NET ASSETS:
    Beginning of year......................................................................      2,448,191,226       1,581,380,307
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  3,548,088,990     $ 2,448,191,226
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       304,262
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $1,945,300,102)..........................  $2,185,867,351
    Cash.......................................           5,397
    Interest and dividends receivable..........       6,371,174
    Receivable for investments sold............       3,349,741
    Receivable for capital stock sold..........         162,523
    Receivable for securities lending, net.....           5,590
                                                 --------------
      Total Assets.............................   2,195,761,776
                                                 --------------
  LIABILITIES
    Collateral for securities on loan..........      49,079,500
    Payable to investment adviser..............       2,120,498
    Payable for capital stock repurchased......       2,050,465
    Accrued expenses...........................         190,498
                                                 --------------
      Total Liabilities........................      53,440,961
                                                 --------------
  NET ASSETS...................................  $2,142,320,815
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,069,398
      Paid-in capital, in excess of par........   1,863,673,204
                                                 --------------
                                                  1,864,742,602
    Undistributed net investment income........       1,987,561
    Accumulated net realized gains on
      investments..............................      35,023,403
    Net unrealized appreciation on
      investments..............................     240,567,249
                                                 --------------
    Net assets, December 31, 1998..............  $2,142,320,815
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 106,939,774 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        20.03
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $907,584 foreign
      withholding tax).........................  $    60,602,958
    Interest...................................        4,893,474
    Income from securities loaned, net.........           14,493
                                                 ---------------
                                                      65,510,925
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        8,830,161
    Shareholders' reports......................          222,000
    Custodian expense..........................          110,000
    Accounting fees............................          100,000
    Audit fees.................................           26,300
    Directors' fees............................            3,000
    Legal fees.................................              100
    Miscellaneous expenses.....................           11,800
                                                 ---------------
      Total expenses...........................        9,303,361
    Less: custodian fee credit.................           (4,923)
                                                 ---------------
      Net expenses.............................        9,298,438
                                                 ---------------
  NET INVESTMENT INCOME........................       56,212,487
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........      129,490,381
    Net change in unrealized appreciation on
      investments..............................     (258,928,963)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................     (129,438,582)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   (73,226,095)
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     56,212,487     $    47,850,376
    Net realized gain on investments.......................................................        129,490,381         209,283,667
    Net change in unrealized appreciation on investments...................................       (258,928,963)        251,369,014
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        (73,226,095)        508,503,057
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (58,670,537)        (43,537,704)
    Distributions from net realized capital gains..........................................       (129,895,659)       (179,961,221)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (188,566,196)       (223,498,925)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [17,968,538 and 11,266,195 shares, respectively]....................        414,994,376         253,831,217
    Capital stock issued in reinvestment of dividends and distributions [8,899,832 and
     10,153,692 shares, respectively]......................................................        188,566,196         223,498,925
    Capital stock repurchased [(10,593,789) and (4,416,916) shares, respectively]..........       (229,203,355)        (96,053,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        374,357,217         381,277,142
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        112,564,926         666,281,274
  NET ASSETS:
    Beginning of year......................................................................      2,029,755,889       1,363,474,615
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  2,142,320,815     $ 2,029,755,889
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      1,987,561     $     4,445,611
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $4,767,976,521)..........................  $6,250,695,797
    Interest and dividends receivable..........      12,414,416
    Receivable for capital stock sold..........         128,574
                                                 --------------
      Total Assets.............................   6,263,238,787
                                                 --------------
  LIABILITIES
    Bank overdraft.............................             319
    Payable for capital stock repurchased......       8,881,940
    Payable to investment adviser..............       6,806,202
    Accrued expenses...........................         503,692
                                                 --------------
      Total Liabilities........................      16,192,153
                                                 --------------
  NET ASSETS...................................  $6,247,046,634
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,107,865
      Paid-in capital, in excess of par........   4,649,464,292
                                                 --------------
                                                  4,651,572,157
    Undistributed net investment income........         109,952
    Accumulated net realized gains on
      investments..............................     112,645,380
    Net unrealized appreciation on investments
      and foreign currencies...................   1,482,719,145
                                                 --------------
    Net assets, December 31, 1998..............  $6,247,046,634
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 210,786,528 outstanding shares of
      common stock (authorized 250,000,000
      shares)..................................  $        29.64
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $1,413,190 foreign
      withholding tax).........................  $    92,432,542
    Interest...................................       51,526,104
                                                 ---------------
                                                     143,958,646
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       28,389,539
    Shareholders' reports......................          492,000
    Custodian expense..........................          380,000
    Accounting fees............................          122,000
    Audit fees and expenses....................           85,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           30,800
                                                 ---------------
      Total expenses...........................       29,502,339
    Less: custodian fee credit.................          (23,575)
                                                 ---------------
      Net expenses.............................       29,478,764
                                                 ---------------
  NET INVESTMENT INCOME........................      114,479,882
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................      766,376,440
      Foreign currencies.......................          105,151
                                                 ---------------
                                                     766,481,591
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................     (344,088,795)
      Foreign currencies.......................           13,886
                                                 ---------------
                                                    (344,074,909)
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      422,406,682
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   536,886,564
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    114,479,882     $   125,326,195
    Net realized gain on investments and foreign currencies................................        766,481,591         320,958,795
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currencies............................................................................       (344,074,909)        744,788,889
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        536,886,564       1,191,073,879
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (115,394,083)       (127,895,464)
    Distributions from net realized capital gains..........................................       (684,800,016)       (322,171,256)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (800,194,099)       (450,066,720)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,676,785 and 12,471,611 shares, respectively]....................        418,548,498         381,942,219
    Capital stock issued in reinvestment of dividends and distributions [27,106,415 and
     14,665,432 shares, respectively]......................................................        800,194,099         450,066,720
    Capital stock repurchased [(22,886,073) and (11,771,942) shares, respectively].........       (732,368,459)       (363,005,143)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        486,374,138         469,003,796
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        223,066,603       1,210,010,955
  NET ASSETS:
    Beginning of year......................................................................      6,023,980,031       4,813,969,076
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  6,247,046,634     $ 6,023,980,031
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        109,952     $       919,002
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $886,742,260)............................  $1,204,377,523
    Receivable for capital stock sold..........       2,113,426
    Receivable for investments sold............       1,677,844
    Interest and dividends receivable..........         517,449
                                                 --------------
      Total Assets.............................   1,208,686,242
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       1,812,726
    Payable to investment adviser..............       1,459,546
    Accrued expenses...........................          96,554
    Payable for capital stock repurchased......       6,588,081
                                                 --------------
      Total Liabilities........................       9,956,907
                                                 --------------
  NET ASSETS...................................  $1,198,729,335
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $.01 par value..........  $      501,398
      Paid-in capital, in excess of par........     870,373,753
                                                 --------------
                                                    870,875,151
    Accumulated net realized gains on
      investments..............................      10,218,921
    Net unrealized appreciation on
      investments..............................     317,635,263
                                                 --------------
    Net assets, December 31, 1998..............  $1,198,729,335
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 50,139,795 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        23.91
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $38,690 foreign
      withholding tax).........................  $     5,032,093
    Interest...................................        1,399,831
                                                 ---------------
                                                       6,431,924
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,662,187
    Shareholders' reports......................          125,000
    Accounting fees............................           81,000
    Custodian expense..........................           20,000
    Audit fees and expenses....................           14,000
    Directors' fees............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            5,200
                                                 ---------------
      Total expenses...........................        4,911,387
    Less: custodian fee credit.................           (7,533)
                                                 ---------------
      Net expenses.............................        4,903,854
                                                 ---------------
  NET INVESTMENT INCOME........................        1,528,070
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........       24,429,896
    Net change in unrealized appreciation on
      investments..............................      237,742,766
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      262,172,662
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   263,700,732
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,528,070     $       871,876
    Net realized gain on investments.......................................................         24,429,896          33,000,406
    Net change in unrealized appreciation on investments...................................        237,742,766          54,234,653
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        263,700,732          88,106,935
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,629,850)           (832,883)
    Distributions from net realized capital gains..........................................        (17,069,906)        (27,048,964)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (18,699,756)        (27,881,847)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [30,113,536 and 12,593,772 shares, respectively]....................        619,908,140         218,245,522
    Capital stock issued in reinvestment of dividends and distributions [849,914 and
     1,607,079 shares, respectively].......................................................         18,699,756          27,881,847
    Capital stock repurchased [(8,792,029) and (1,044,246) shares, respectively]...........       (180,816,656)        (17,547,320)
    Initial capitalization repurchased [-0- and (1,004,760) shares, respectively]..........                 --         (19,411,166)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        457,791,240         209,168,883
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        702,792,216         269,393,971
  NET ASSETS:
    Beginning of year......................................................................        495,937,119         226,543,148
                                                                                             ------------------  -------------------
    End of year(a).........................................................................   $  1,198,729,335     $   495,937,119
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       101,780
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                      SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $345,829,551)............................  $  359,367,407
    Cash.......................................           4,712
    Receivable for capital stock sold..........         685,591
    Due from broker -- variation margin........         613,350
    Interest and dividends receivable..........         203,638
                                                 --------------
      Total Assets.............................     360,874,698
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         310,730
    Accrued expenses...........................         162,126
    Payable for capital stock repurchased......          12,131
    Payable for investments purchased..........           4,073
                                                 --------------
      Total Liabilities........................         489,060
                                                 --------------
  NET ASSETS...................................  $  360,385,638
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      244,980
      Paid-in capital, in excess of par........     340,517,863
                                                 --------------
                                                    340,762,843
    Accumulated net realized gains on
      investments..............................       4,054,989
    Net unrealized appreciation on
      investments..............................      15,567,806
                                                 --------------
    Net assets, December 31, 1998..............  $  360,385,638
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 24,498,003 outstanding shares of
      common stock (authorized 50,000,000
      shares)..................................  $        14.71
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $719 foreign withholding
      tax).....................................  $     2,484,688
    Interest...................................          750,247
                                                 ---------------
                                                       3,234,935
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,243,051
    Accounting fees............................          140,000
    Shareholders' reports......................           44,000
    Custodian expense..........................           10,000
    Audit fees.................................            4,000
    Directors' fees............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................           30,401
                                                 ---------------
      Total expenses...........................        1,475,452
    Less: custodian fee credit.................           (4,956)
                                                 ---------------
      Net expenses.............................        1,470,496
                                                 ---------------
  NET INVESTMENT INCOME........................        1,764,439
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       21,360,757
      Futures contracts........................        1,513,163
                                                 ---------------
                                                      22,873,920
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      (26,519,869)
      Futures contracts........................        1,702,000
                                                 ---------------
                                                     (24,817,869)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................       (1,943,949)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $      (179,510)
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,764,439     $     1,507,646
    Net realized gain on investments.......................................................         22,873,920          21,586,971
    Net change in unrealized appreciation (depreciation) on investments....................        (24,817,869)         25,139,005
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................           (179,510)         48,233,622
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,831,259)         (1,440,826)
    Distributions from net realized capital gains..........................................        (21,572,922)        (19,469,768)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (23,404,181)        (20,910,594)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [7,528,693 and 8,135,914 shares, respectively]......................        113,481,559         128,260,999
    Capital stock issued in reinvestment of dividends and distributions [1,637,984 and
     1,354,381 shares, respectively].......................................................         23,404,181          20,910,594
    Capital stock repurchased [(2,891,548) and (941,823) shares, respectively].............        (43,226,325)        (15,480,999)
    Initial capitalization repurchased [-0- and (1,049,184) shares, respectively]..........                 --         (18,602,031)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         93,659,415         115,088,563
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         70,075,724         142,411,591
  NET ASSETS:
    Beginning of year......................................................................        290,309,914         147,898,323
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $    360,385,638     $   290,309,914
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $        66,820
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $589,592,454)............................  $  831,023,491
    Foreign currency, at value (cost:
      $17,499,873).............................      17,371,833
    Receivable for investments sold............       4,254,046
    Dividends and interest receivable..........         552,684
    Receivable for capital stock sold..........          40,732
                                                 --------------
      Total Assets.............................     853,242,786
                                                 --------------
  LIABILITIES
    Forward currency contracts -- amount
      payable to counterparties................       3,828,254
    Payable for investments purchased..........       2,897,332
    Payable to investment adviser..............       1,418,703
    Payable for capital stock repurchased......         327,774
    Accrued expenses and other liabilities.....         226,668
    Bank overdraft.............................           2,096
                                                 --------------
      Total Liabilities........................       8,700,827
                                                 --------------
  NET ASSETS...................................  $  844,541,959
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      399,149
      Paid-in capital, in excess of par........     610,100,715
                                                 --------------
                                                    610,499,864
    Distributions in excess of net investment
      income...................................      (8,644,128)
    Accumulated net realized gains on
      investments..............................       5,209,641
    Net unrealized appreciation on investments
      and foreign currencies...................     237,476,582
                                                 --------------
    Net assets, December 31, 1998..............  $  844,541,959
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 39,914,867 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        21.16
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $541,282 foreign
      withholding tax).........................  $     6,673,826
    Interest...................................        1,452,097
                                                 ---------------
                                                       8,125,923
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        5,342,945
    Custodian expense..........................          446,000
    Accounting fees............................          244,000
    Shareholders' reports......................           37,000
    Audit fees and expenses....................            6,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            3,761
                                                 ---------------
      Total expenses...........................        6,082,706
                                                 ---------------
  NET INVESTMENT INCOME........................        2,043,217
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:......................
      Investments..............................       40,877,802
      Foreign currencies.......................          219,287
                                                 ---------------
                                                      41,097,089
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      125,305,318
      Foreign currencies.......................       (4,159,978)
                                                 ---------------
                                                     121,145,340
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      162,242,429
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   164,285,646
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,043,217     $     3,060,617
    Net realized gain on investments and foreign currencies................................         41,097,089          31,027,057
    Net change in unrealized appreciation on investments and foreign currencies............        121,145,340           5,107,643
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        164,285,646          39,195,317
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (5,559,015)         (4,377,947)
    Distributions in excess of net investment income.......................................         (4,481,373)         (3,434,778)
    Distributions from net realized capital gains..........................................        (35,181,433)        (30,337,530)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (45,221,821)        (38,150,255)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [9,626,530 and 5,853,862 shares, respectively]......................        191,039,953         111,692,563
    Capital stock issued in reinvestment of dividends and distributions [2,231,010 and
     2,115,902 shares, respectively].......................................................         45,221,821          38,150,255
    Capital stock repurchased [(7,562,638) and (4,869,453) shares, respectively]...........       (149,184,992)        (93,116,567)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         87,076,782          56,726,251
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        206,140,607          57,771,313
  NET ASSETS:
    Beginning of year......................................................................        638,401,352         580,630,039
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $    844,541,959     $   638,401,352
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $     3,515,798
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $306,169,860)............................  $  237,086,009
    Cash.......................................             863
    Receivable for investments sold............         237,530
    Interest and dividends receivable..........         225,221
    Receivable for capital stock sold..........             258
                                                 --------------
      Total Assets.............................     237,549,881
                                                 --------------
  LIABILITIES
    Payable for capital stock repurchased......         311,628
    Payable to investment adviser..............         284,388
    Accrued expenses...........................          55,227
                                                 --------------
      Total Liabilities........................         651,243
                                                 --------------
  NET ASSETS...................................  $  236,898,638
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      197,680
      Paid-in capital, in excess of par........     312,662,614
                                                 --------------
                                                    312,860,294
    Distributions in excess of net investment
      income...................................         (47,890)
    Accumulated net realized loss on
      investments..............................      (6,830,155)
    Net unrealized depreciation on investments
      and foreign currencies...................     (69,083,611)
                                                 --------------
    Net assets, December 31, 1998..............  $  236,898,638
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 19,767,981 outstanding shares of
      common stock (authorized 50,000,000
      shares)..................................  $        11.98
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $167,262 foreign
      withholding tax).........................  $     3,161,846
    Interest...................................          222,375
                                                 ---------------
                                                       3,384,221
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,349,743
    Accounting fees............................           82,000
    Custodian expense..........................           45,000
    Shareholders' reports......................            5,000
    Directors' fees............................            3,000
    Audit fees and expenses....................            1,000
    Miscellaneous expenses.....................            3,200
                                                 ---------------
      Total expenses...........................        1,488,943
    Less: custodian fee credit.................             (798)
                                                 ---------------
      Net expenses.............................        1,488,145
                                                 ---------------
  NET INVESTMENT INCOME........................        1,896,076
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................       (7,027,034)
      Written options..........................          222,682
      Foreign currencies.......................         (107,816)
                                                 ---------------
                                                      (6,912,168)
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      (47,046,023)
      Foreign currencies.......................            1,611
                                                 ---------------
                                                     (47,044,412)
                                                 ---------------
  NET LOSS ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      (53,956,580)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   (52,060,504)
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,896,076     $     2,648,464
    Net realized gain (loss) on investments, written options and foreign currencies........         (6,912,168)         50,655,442
    Net change in unrealized depreciation on investments and foreign currencies............        (47,044,412)       (100,227,746)
                                                                                             ------------------  -------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        (52,060,504)        (46,923,840)
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (2,234,825)         (2,203,301)
    Distributions from net realized capital gains..........................................        (16,376,612)        (46,135,203)
    Tax return of capital distributions....................................................           (222,068)          --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (18,833,505)        (48,338,504)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [332,632 and 1,537,840 shares, respectively]........................          4,416,142          30,041,015
    Capital stock issued in reinvestment of dividends and distributions [1,190,078 and
     3,086,491 shares, respectively].......................................................         18,833,505          48,338,504
    Capital stock repurchased [(5,235,801) and (3,322,673) shares, respectively]...........        (73,408,413)        (63,551,000)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (50,158,766)         14,828,519
                                                                                             ------------------  -------------------
  TOTAL DECREASE IN NET ASSETS.............................................................       (121,052,775)        (80,433,825)
  NET ASSETS:
    Beginning of year......................................................................        357,951,413         438,385,238
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $    236,898,638     $   357,951,413
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      --            $       633,307
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
DECEMBER 31, 1998

                                                                       PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
BANK NOTES -- 6.0%
  FCC National Bank (a)...........................   5.19%   01/15/99  $   5,000  $    5,000,000
  Key Bank, N.A. (a)..............................   5.33%   01/13/99      1,000       1,000,018
  Key Bank, N.A. (a)..............................   4.67%   01/29/99      3,000       2,999,878
  Key Bank, N.A. (a)..............................   4.65%   03/18/99      9,000       8,998,914
  Nationsbank Corp. (a)...........................   5.05%   02/16/99     29,000      29,000,000
  Nationsbank Corp. (a)...........................   5.27%   07/01/99      8,000       7,997,416
                                                                                  --------------
                                                                                      54,996,226
                                                                                  --------------
CERTIFICATE OF DEPOSIT-DOMESTIC -- 3.3%
  Chase Manhattan Bank (U.S.A.) Delaware..........   5.25%   02/08/99     30,000      30,000,000
                                                                                  --------------
                                                                                      30,000,000
                                                                                  --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 21.0%
  Abbey National Treasury Services, PLC...........   5.25%   01/20/99     25,000      25,000,000
  Barclays Bank PLC...............................   5.56%   02/25/99      5,000       4,999,566
  Barclays Bank PLC (a)...........................   5.49%   06/02/99     21,000      20,993,088
  Bayerische Hypo Und Wechsel Bank................   5.68%   03/03/99      3,000       2,999,784
  Bayerische Landesbank Girozentrale (a)..........   5.09%   03/23/99     20,000      19,996,337
  Bayerische Landesbank Girozentrale (a)..........   5.49%   06/30/99     20,000      19,992,110
  Canadian Imperial Bank of Commerce..............   5.55%   2/10/99      15,000      14,999,211
  Canadian Imperial Bank of Commerce..............   5.69%   3/10/99       7,000       6,999,066
  Canadian Imperial Bank of Commerce..............   5.71%   3/30/99       4,000       3,999,123
  Commerzbank, AG.................................   5.67%   03/05/99      4,000       4,001,966
  Credit Agricole Indosuez........................   5.74%   04/26/99      3,000       2,999,457
  Deutsche Bank...................................   5.55%   02/25/99     10,000       9,999,278
  Deutsche Bank...................................   5.66%   03/03/99      5,000       4,999,600
  Deutsche Bank...................................   5.64%   03/22/99      5,000       4,999,370
  Rabobank Nederland..............................   5.50%   02/09/99     13,000      12,998,934
  Royal Bank of Canada (a)........................   5.47%   08/06/99     14,000      13,994,339
  Swiss Bank Corp.................................   5.74%   06/11/99     20,000      19,994,931
                                                                                  --------------
                                                                                     193,966,161
                                                                                  --------------
COMMERCIAL PAPER -- 45.5%
  Aetna Services, Inc.............................   5.50%   01/15/99      4,000       3,991,444
  American General Finance Corp...................   5.22%   02/17/99      6,000       5,959,110
  American Honda Finance Corp.....................   5.25%   02/10/99      2,852       2,835,363
  American Honda Finance Corp.....................   5.27%   02/11/99     27,366      27,201,751
  Aon Corp........................................   5.30%   02/23/99      3,000       2,976,592
  Aon Corp........................................   5.28%   02/26/99     16,000      15,868,587
  Aristar, Inc....................................   5.25%   02/05/99      7,194       7,157,281
  Association Corp. of North America..............   5.03%   02/02/99     24,020      23,912,604
  Association Corp. of North America..............   5.05%   02/10/99     12,955      12,882,308
  Association Corp. of North America..............   5.11%   03/09/99      5,000       4,952,449
  Bank of Montreal................................   5.12%   2/18/99      10,000       9,931,707
  Bank of New York Co., Inc.......................   5.10%   01/14/99      3,000       2,994,475
  BBL North America...............................   5.33%   01/29/99     15,000      14,937,817
  Bradford & Bingley Building Society.............   5.20%   02/02/99     23,257      23,149,501
  Centric Capital Corp............................   5.35%   01/27/99      2,100       2,091,886
  Centric Capital Corp............................   5.20%   03/02/99      3,398       3,368,551
  Chrysler Financial Corp.........................   5.09%   01/29/99     32,000      31,873,316
  Cregem North America............................   4.90%   03/29/99     15,000      14,822,375
  Falcon Asset Securitization Corp................   5.43%   02/17/99      4,000       3,971,643

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1998

                                                                       PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Ford Motor Credit Corp..........................   5.40%   01/14/99  $  10,000  $   10,000,000
  Ford Motor Credit Corp..........................   5.20%   02/19/99      2,000       1,985,844
  General Electric Capital Corp...................   5.10%   02/19/99     15,000      14,895,875
  General Motors Acceptance Corp..................   5.19%   01/26/99      5,000       4,981,979
  General Motors Acceptance Corp..................   5.06%   01/29/99     20,000      19,921,289
  General Motors Acceptance Corp..................   5.12%   03/19/99      9,000       8,901,440
  Monte Rosa Capital Corp.........................   5.40%   01/29/99      2,531       2,520,370
  Monte Rosa Capital Corp.........................   5.46%   02/19/99     19,000      18,858,798
  Monte Rosa Capital Corp.........................   5.30%   02/22/99      6,530       6,480,009
  Nationwide Building Society.....................   5.06%   03/01/99      3,000       2,975,122
  Nationwide Building Society.....................   5.11%   03/09/99      2,000       1,980,979
  Norwest Financial, Inc..........................   5.23%   03/04/99      5,000       4,954,964
  Old Line Funding Corp...........................   5.40%   01/14/99     10,000       9,980,500
  Old Line Funding Corp...........................   5.37%   01/29/99      4,000       3,983,293
  Old Line Funding Corp...........................   5.40%   02/25/99      6,000       5,950,500
  Petrofina Delaware, Inc.........................   5.05%   01/29/99      8,220       8,187,714
  PNC Funding Corp................................   5.20%   02/22/99      1,000         992,489
  Preferred Receivables Funding Corp..............   5.40%   02/16/99      2,000       1,986,200
  Salomon Smith Barney Holdings, Inc..............   5.31%   02/16/99     17,048      16,932,329
  Toronto Dominion Holdings.......................   4.90%   06/08/99     10,000       9,784,944
  UBS Finance (Delaware)..........................   5.22%   01/15/99     10,000       9,979,704
  UBS Finance (Delaware)..........................   5.07%   01/28/99     13,840      13,787,342
  Unifunding, Inc.................................   5.23%   02/05/99      4,000       3,979,661
  Windmill Funding Corp...........................   5.40%   01/28/99     10,000       9,959,500
  Windmill Funding Corp...........................   5.75%   01/29/99      9,930       9,885,591
                                                                                  --------------
                                                                                     418,725,196
                                                                                  --------------
DISCOUNT NOTE -- 1.6%
  Federal Home Loan Mortgage Association..........   4.93%   03/26/99     15,152      14,977,701
                                                                                  --------------
                                                                                      14,977,701
                                                                                  --------------
LOAN PARTICIPATIONS -- 1.5%
  Baker Hughes, Inc...............................   5.70%   01/29/99      8,000       8,000,000
  Marsh & Mclennan Co.............................   5.38%   02/24/99      5,716       5,716,000
                                                                                  --------------
                                                                                      13,716,000
                                                                                  --------------
OTHER CORPORATE OBLIGATIONS -- 19.0%
  Abbey National Treasury Services, PLC...........   5.50%   02/05/99      3,000       2,999,776
  Abbey National Treasury Services, PLC...........   5.72%   06/11/99     14,000      13,995,269
  Bishops Gate Residential Mortgage (a)...........   5.75%   11/22/99      6,000       6,000,000
  Chrysler Financial Corp. (a)....................   5.53%   03/11/99     15,000      15,000,409
  General Electric Capital Corp. (a)..............   5.50%   06/04/99     15,000      14,992,456
  General Motors Acceptance Corp. (a).............   5.20%   02/02/99     10,000       9,999,745
  Goldman Sachs Group L.P. (a)....................   5.07%   06/04/01     30,000      30,000,000
  Liquid Asset Backed Security Trust 1998-1 (a)...   5.63%   02/26/99      4,335       4,334,658
  Morgan (J.P.) & Co., Inc. (a)...................   5.21%   04/05/99      1,000         999,908
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.63%   03/31/99      2,000       2,000,000
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.61%   09/02/99     19,000      19,000,000
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.68%   01/21/00     16,000      16,000,000
  SMM Trust Notes 1995-Q (a)......................   5.32%   12/15/99     27,000      27,000,000
  Short Term Restructured Assets..................   5.55%   08/18/99     12,000      12,000,000
                                                                                  --------------
                                                                                     174,322,221
                                                                                  --------------
TOTAL INVESTMENTS -- 97.9%
  (amortized cost $900,703,505; (b))............................................     900,703,505
                                                                                  --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.1%...................................      19,488,483
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  920,191,988
                                                                                  --------------
                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1998

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  PLC   Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1998.

(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
     The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1998 was as follows:

     Commercial Banks                                          48.0%
     Motor Vehicle Parts                                       14.3%
     Asset Backed Securities                                   10.5%
     Personal Credit                                            6.4%
     Security Brokers & Dealers                                 5.0%
     Short-Term Business Credit                                 4.9%
     Accidental/Health Insurance                                2.5%
     Bank Holding Company U.S.                                  2.0%
     Federal Credit Agencies                                    1.5%
     Crude Petroleum & Natural Gas                              0.8%
     Construction                                               0.9%
     Insurance                                                  0.6%
     Surety Insurance                                           0.5%
                                                           ---------
                                                               97.9%
     Other assets in excess of liabilities                      2.1%
                                                           ---------
                                                              100.0%
                                                           ---------
                                                           ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                           DIVERSIFIED BOND PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 95.9%                        MOODY'S                                 PRINCIPAL
                                                       RATING     INTEREST     MATURITY        AMOUNT        VALUE
LONG-TERM BONDS -- 95.0%                            (UNAUDITED)    RATE          DATE           (000)       (NOTE 2)
                                                    ------------  ------   -----------------  ---------  --------------
AEROSPACE -- 2.5%
  Boeing Co.,.....................................      Aa3        8.75%       08/15/21       $   6,250  $    7,910,250
  Raytheon Co.,...................................      Baa1       5.95%       03/15/01           6,500       6,557,070
  Raytheon Co.,...................................      Baa1       6.40%       12/15/18           9,500       9,428,750
  Raytheon Co.,...................................      Baa1       7.00%       11/01/28           3,550       3,737,511
                                                                                                         --------------
                                                                                                             27,633,581
                                                                                                         --------------
AIRLINES -- 2.6%
  Continental Airlines, Inc.,.....................      Ba2        8.00%       12/15/05           8,000       7,904,800
  Delta Air Lines, Inc.,..........................      Ba1       9.875%       05/15/00           6,000       6,298,320
  United Airlines, Inc.,..........................      Baa3      10.67%       05/01/04           7,000       8,282,400
  United Airlines, Inc.,..........................      Baa3      11.21%       05/01/14           5,000       6,566,000
                                                                                                         --------------
                                                                                                             29,051,520
                                                                                                         --------------
ASSET-BACKED SECURITIES -- 1.7%
  Advanta Mortgage Loan Trust, Series 1994-3,.....      Aaa        8.49%       01/25/26           8,500       8,728,091
  Airplanes Pass Through Trust,...................      Ba2      10.875%       03/15/19           6,000       6,300,000
  California Infrastructure PG&E, Series
    1997-1,.......................................       NR        6.32%       09/25/05           4,000       4,117,500
                                                                                                         --------------
                                                                                                             19,145,591
                                                                                                         --------------
AUTO-CARS & TRUCKS -- 0.7%
  Navistar International Corp.,...................      Ba1        7.00%       02/01/03           3,500       3,500,547
  Navistar International Corp.,...................      Ba3        8.00%       02/01/08           4,500       4,578,750
                                                                                                         --------------
                                                                                                              8,079,297
                                                                                                         --------------
BANKS AND SAVINGS & LOANS -- 4.5%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia)............................       NR       8.625%       06/02/00           2,000       1,960,000
  Banco Ganadero, SA, M.T.N., (Colombia)..........       NR        9.75%       08/26/99           4,100       4,079,500
  Bayerische Landesbank Girozentrale, (Germany)...      Aaa       5.875%       12/01/08          10,000      10,224,000
  Capital One Bank,...............................      Baa3       7.08%       10/30/01           5,000       5,027,850
  Chase Manhattan Corp.,..........................       A2        8.00%       06/15/99           2,000       2,023,940
  Chase Manhattan Corp............................       A2       6.625%       08/15/05           2,000       2,083,040
  Compass Trust Bank,.............................       A3        8.23%       01/15/27           4,500       4,820,625
  International Bank for Reconstruction and
    Development, (Supranational)..................      Aaa      12.375%       10/15/02             750         938,527
  Kansallis-Osake Pankki, (Finland)...............      Baa1       8.65%       01/01/49           5,000       5,073,600
  Kansallis-Osake Pankki, (Finland)...............      Baa1      10.00%       05/01/02           5,000       5,621,000
  National Australia Bank, (Australia)............       A1        6.40%       12/10/07           3,700       3,774,000
  Skandinaviska Enskilda Bank, (Sweden)...........      Baa1       7.50%       03/29/49           5,000       4,941,400
                                                                                                         --------------
                                                                                                             50,567,482
                                                                                                         --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.4%
  Cable & Wire Communications PLC (United
    Kingdom)......................................      Baa1       6.75%       12/01/08           6,400       6,524,160
  Rogers Cablesystems, Inc., (Canada).............      Ba3       10.00%       03/15/05           4,000       4,480,000
  Tele-Communications, Inc.,......................      Ba1        6.34%       02/01/02           3,500       3,584,875
  Tele-Communications, Inc.,......................      Ba1       6.375%       09/15/99           2,750       2,769,332
  Tele-Communications, Inc.,......................      Baa3     10.125%       04/15/22           6,300       9,114,021
                                                                                                         --------------
                                                                                                             26,472,388
                                                                                                         --------------
COMPUTER SOFTWARE & SERVICES -- 0.5%
  Computer Associates International, Inc.,........      Baa1      6.375%       04/15/05           5,300       5,245,092
                                                                                                         --------------
DIVERSIFIED CONSUMER PRODUCT -- 1.3%
  Owens-Illinois, Inc.,...........................      Ba1        7.50%       05/15/10           5,000       5,095,100
  Philip Morris Cos., Inc.,.......................       A2        6.15%       03/15/10          10,000      10,083,000
                                                                                                         --------------
                                                                                                             15,178,100
                                                                                                         --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
  Mallinckrodt, Inc...............................      Baa2       6.30%       03/15/11           3,500       3,445,969
                                                                                                         --------------
FINANCIAL SERVICES -- 14.3%
  Advanta Corp., M.T.N............................      Ba2        7.25%       08/16/99          10,000       9,920,500
  Aristar, Inc.,..................................      Baa1       7.50%       07/01/99           2,000       2,021,040
  Arkwright Corp.,................................      Baa3      9.625%       08/15/26           5,000       5,980,500
  Associates Corp.,...............................      Aa3        6.95%       11/01/18           8,000       8,524,640
  AT&T Capital Corp,..............................      Baa3       7.50%       11/15/00          10,000      10,122,400
  Calair Capital Corp.,...........................      Ba2       8.125%       04/01/08           3,000       2,933,850
  Chrysler Financial Corp.,.......................       A3        9.50%       12/15/99           5,000       5,196,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1998

                                                      MOODY'S                                 PRINCIPAL
                                                       RATING     INTEREST     MATURITY        AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)    RATE          DATE           (000)       (NOTE 2)
                                                    ------------  ------   -----------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
  Comdisco Inc.,..................................      Baa1       6.32%       11/27/00       $  10,000  $   10,046,600
  Conseco Inc.,...................................      Baa2       6.40%       06/15/01          10,000       9,589,000
  Conseco, Inc.,..................................      Ba2        8.70%       11/15/26           1,600       1,461,808
  Conseco, Inc.,..................................      Ba2       8.796%       04/01/27           8,350       7,634,405
  ContiFinancial Corp.,...........................      Ba1        7.50%       03/15/02          12,900       9,030,000
  ContiFinancial Corp.,...........................      Ba1       8.125%       04/01/08           1,800       1,224,000
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa3       7.00%       06/15/00           9,000       9,038,430
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa3       8.75%       12/15/99           3,000       3,072,210
  Ford Motor Credit Co.,..........................       A1        5.75%       01/25/01           4,000       4,034,640
  General Motors Acceptance Corp.,................       A2        5.75%       11/10/03          10,000      10,077,600
  General Motors Acceptance Corp.,................      Baa1       8.40%       10/15/99           3,700       3,790,613
  Household Finance,..............................       A2        6.50%       11/15/08          23,000      23,805,000
  Interpool Capital Trust,........................      Ba2       9.875%       02/15/27           7,000       5,740,000
  Nationwide CSN Trust,...........................      Aa3       9.875%       02/15/25           5,000       6,267,200
  PT Alatief Freeport Financial Co.,
    (Netherlands).................................      Ba2        9.75%       04/15/01           5,750       4,140,000
  Reliastar Financial Corp.,......................       A3       6.625%       09/15/03           5,000       5,031,000
  Tokai Pfd Capital,..............................      Baa3       9.98%       12/29/49           2,300       1,932,000
                                                                                                         --------------
                                                                                                            160,613,536
                                                                                                         --------------
FOOD & BEVERAGE -- 0.3%
  Whitman Corp.,..................................      Baa2       7.50%       08/15/01           3,000       3,133,320
                                                                                                         --------------
FOREST PRODUCTS -- 2.4%
  Fort James Corp.,...............................      Baa3      6.234%       03/15/01           5,000       5,047,050
  Scotia Pacific Co.,.............................       NR        7.11%       01/20/14           4,100       3,902,216
  Scotia Pacific Co.,.............................       NR        7.71%       01/20/14          12,200      10,929,736
  Westvaco Corp.,.................................       A1        9.75%       06/15/20           5,000       6,703,950
                                                                                                         --------------
                                                                                                             26,582,952
                                                                                                         --------------
HOUSING RELATED -- 0.6%
  American Standard Cos. Inc.,....................      Ba3       7.375%       04/15/05           2,100       2,069,319
  Owens Corning,..................................      Baa3       7.50%       05/01/05           5,000       5,111,050
                                                                                                         --------------
                                                                                                              7,180,369
                                                                                                         --------------
INDUSTRIAL -- 1.6%
  Cendant Corp.,..................................      Baa1       7.75%       12/01/03          15,000      15,160,050
  Compania Sud Americana de Vapores, SA,
    (Chile).......................................       NR       7.375%       12/08/03           3,000       2,692,500
                                                                                                         --------------
                                                                                                             17,852,550
                                                                                                         --------------
INVESTMENT BANKERS -- 5.3%
  Lehman Brothers Holdings, Inc.,.................      Baa1       6.40%       08/30/00           6,450       6,451,612
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,....       NR        5.40%       06/24/03          15,000      14,850,000
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,....      Aa3       6.875%       11/15/18           9,800      10,159,170
  Morgan Stanley, Dean Witter Discover & Co.,
    M.T.N.........................................       A1        6.09%       03/09/11           6,500       6,586,775
  Salomon, Inc.,..................................      Baa1       6.25%       10/01/99           8,000       8,054,320
  Salomon, Inc.,..................................       NR        6.65%       07/15/01           7,000       7,166,320
  Salomon, Inc., M.T.N............................      Baa1       6.59%       02/21/01           3,500       3,567,200
  Salomon, Inc.,..................................      Baa1       7.25%       05/01/01           2,250       2,330,460
                                                                                                         --------------
                                                                                                             59,165,857
                                                                                                         --------------
LEISURE & TOURISM -- 1.2%
  Royal Caribbean Cruises Ltd.,...................      Baa3       7.00%       10/15/07           8,000       8,011,120
  Royal Caribbean Cruises Ltd.,...................      Baa3       7.25%       08/15/06           5,000       5,081,900
                                                                                                         --------------
                                                                                                             13,093,020
                                                                                                         --------------
LODGING -- 1.2%
  ITT Corp.,......................................      Baa2       6.25%       11/15/00           7,000       6,753,180
  ITT Corp.,......................................      Baa2       6.75%       11/15/03           7,000       6,445,810
                                                                                                         --------------
                                                                                                             13,198,990
                                                                                                         --------------
MEDIA -- 7.7%
  News America Holdings, Inc.,....................      Baa3      6.703%       05/21/04          36,000      36,697,320
  Paramount Communications, Inc.,.................      Ba2        7.50%       01/15/02           5,000       5,217,650
  Time Warner, Inc.,..............................      Baa3      6.625%       05/15/29          19,000      19,331,740
  Time Warner, Inc.,..............................      Ba1        8.11%       08/15/06           7,800       8,892,390

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1998

                                                      MOODY'S                                 PRINCIPAL
                                                       RATING     INTEREST     MATURITY        AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)    RATE          DATE           (000)       (NOTE 2)
                                                    ------------  ------   -----------------  ---------  --------------
MEDIA (CONT'D.)
  Turner Broadcasting System, Inc.,...............      Ba1        7.40%       02/01/04       $  13,500  $   14,477,130
  Viacom, Inc.,...................................      Ba2        7.75%       06/01/05           1,450       1,573,004
                                                                                                         --------------
                                                                                                             86,189,234
                                                                                                         --------------
OIL & GAS -- 1.5%
  B.J. Services Co.,..............................      Ba1        7.00%       02/01/06           5,000       5,174,850
  Occidental Petroleum Corp.,.....................      Baa3     10.125%       11/15/01           5,000       5,466,800
  Occidental Petroleum Corp.,.....................      Baa3     11.125%       08/01/10           5,000       6,526,550
                                                                                                         --------------
                                                                                                             17,168,200
                                                                                                         --------------
OIL & GAS SERVICES -- 3.0%
  K N Energy, Inc.,...............................      Baa2       6.30%       03/01/21          15,000      15,042,150
  R&B Falcon Corp.,...............................      Ba1        6.50%       04/15/03           8,600       7,811,552
  R&B Falcon Corp.,...............................      Ba1        6.75%       04/15/05           7,300       6,278,000
  R&B Falcon Corp.,...............................      Ba1       7.375%       04/15/18           5,750       4,435,493
                                                                                                         --------------
                                                                                                             33,567,195
                                                                                                         --------------
REAL ESTATE INVESTMENT TRUST -- 3.1%
  Camden Property Trust,..........................      Baa2       7.23%       10/30/00           5,000       5,012,000
  Colonial Realty,................................      Baa3       7.00%       07/14/07           1,350       1,294,529
  Equity Residentia,..............................       A3        6.15%       09/15/00          15,000      14,901,000
  ERP Operating, L.P.,............................       A3        6.63%       04/13/05           6,500       6,413,940
  Felcor Suite Hotels, Inc.,......................      Ba1       7.625%       10/01/07           7,900       7,524,750
                                                                                                         --------------
                                                                                                             35,146,219
                                                                                                         --------------
RESTAURANTS -- 0.8%
  Darden Restaurants, Inc.,.......................       A3       7.125%       02/01/16          10,000       9,465,300
                                                                                                         --------------
RETAIL -- 7.2%
  Federated Department Stores, Inc.,..............      Ba1       8.125%       10/15/02           5,250       5,659,133
  Federated Department Stores, Inc.,..............      Ba1        8.50%       06/15/03          10,200      11,250,396
  Kmart Corp.,....................................      Ba2        9.35%       01/02/20           2,000       2,080,000
  Kmart Corp.,....................................      Ba2        9.78%       01/05/20           3,850       4,210,476
  Kroger Co., (The)...............................      Baa3      6.375%       03/01/08           6,600       6,710,220
  Meyer, (Fred) Inc.,.............................      Ba2        7.15%       03/01/03             550         572,209
  Meyer, (Fred) Inc.,.............................      Ba2       7.375%       03/01/05           5,000       5,289,200
  Rite Aid Corp.,.................................       A3        6.70%       12/15/01           4,000       4,102,400
  Saks Inc.,......................................      Baa3       7.25%       12/01/04          11,600      11,641,180
  Saks Inc.,......................................      Baa3       7.50%       12/01/10           8,000       7,999,440
  Saks Inc.,......................................      Baa3       8.25%       11/15/08          11,200      11,872,000
  Sears Roebuk & Co.,.............................       A2        6.50%       12/01/28          10,000       9,815,300
                                                                                                         --------------
                                                                                                             81,201,954
                                                                                                         --------------
TELECOMMUNICATIONS -- 4.5%
  LCI International, Inc.,........................      Ba1        7.25%       06/15/07          10,125      10,251,765
  Qwest Communications International Inc.,........      Ba1        7.50%       11/01/08           5,000       5,200,000
  Sprint Corp.,...................................      Baa1       5.70%       11/15/03          17,000      17,060,690
  Sprint Corp.,...................................      Baa1      6.875%       11/15/28          14,000      14,550,200
  Worldcom Inc,...................................      Baa2      6.125%       08/15/01           3,300       3,352,734
                                                                                                         --------------
                                                                                                             50,415,389
                                                                                                         --------------
UTILITIES -- 8.1%
  Arkla, Inc., M.T.N.,............................      Ba2        9.32%       12/18/00           2,000       2,136,000
  Calenergy Co., Inc.,............................      Ba1        6.96%       09/15/03           8,000       8,142,640
  Calenergy Co., Inc.,............................      BA1        7.23%       09/15/05           5,000       5,151,300
  Calenergy Co., Inc.,............................      Ba1        8.48%       09/15/28          10,000      11,055,300
  Cogentrix Energy, Inc.,.........................      Ba1        8.75%       10/15/08          10,000      10,625,000
  Commonwealth Edison Co.,........................      Baa3      7.625%       01/15/07           7,525       8,313,846
  Connecticut Light & Power Company,..............      Ba2        7.75%       06/01/02           5,685       5,897,164
  El Paso Electric Company,.......................      Ba2        7.75%       05/01/01           5,850       6,070,487
  El Paso Electric Company,.......................      Ba3        9.40%       05/01/11           4,000       4,588,240
  Niagara Mohawk Power,...........................      Ba3       6.875%       04/01/03           4,000       4,138,800
  Niagara Mohawk Power,...........................      Ba2       7.375%       08/01/03           8,000       8,455,280
  Niagara Mohawk Power,...........................      Baa2       8.00%       06/01/04           5,000       5,459,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1998

                                                      MOODY'S                                 PRINCIPAL
                                                       RATING     INTEREST     MATURITY        AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)    RATE          DATE           (000)       (NOTE 2)
                                                    ------------  ------   -----------------  ---------  --------------
UTILITIES (CONT'D.)
  Pennsylvania Power & Light Co.,.................       A2       9.375%       07/01/21       $   1,150  $    1,286,781
  Texas Utilities,................................      Baa3       5.94%       10/15/01          10,000      10,058,300
                                                                                                         --------------
                                                                                                             91,378,438
                                                                                                         --------------
WASTE MANAGEMENT -- 0.2%
  USA Waste Service,..............................      Baa3      6.125%       07/15/01           2,000       2,012,400
                                                                                                         --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 14.1%
  Federal Farm Credit Bank,.......................                 8.65%       10/01/99             150         154,008
  Resolution Funding Corp.,.......................                 Zero        10/15/15          17,100       6,621,120
  Resolution Funding Corp.,.......................                8.125%       10/15/19             700         914,263
  Resolution Funding Corp.,.......................                8.625%       01/15/21             200         275,718
  Small Business Administration Participation
    Certicates,...................................                 6.00%       09/01/18          15,000      15,305,550
  United States Treasury Bond,....................                5.375%       07/31/00           5,200       5,256,888
  United States Treasury Note,....................                 4.75%       11/15/08           1,500       1,511,715
  United States Treasury Note,....................                5.375%       02/15/01           3,200       3,248,992
  United States Treasury Note,....................                 5.50%       08/15/28           2,000       2,093,440
  United States Treasury Note,....................                 5.75%       08/15/03           4,000       4,176,880
  United States Treasury Note,....................                5.875%       11/15/05           5,400       5,760,288
  United States Treasury Note,....................                 6.00%       08/15/00           6,600       6,736,092
  United States Treasury Note,....................                 6.50%       05/15/05           3,600       3,945,384
  United States Treasury Note,....................                 6.50%       11/15/26          80,000      93,024,800
  United States Treasury Note,....................                6.625%       07/31/01           4,200       4,400,802
  United States Treasury Note,....................                7.125%       09/30/99           3,500       3,562,335
  United States Treasury Note,....................                 7.50%       02/15/05           1,300       1,488,500
                                                                                                         --------------
                                                                                                            158,476,775
                                                                                                         --------------
U.S. GOVERNMENT MORTGAGE- BACKED SECURITIES -- 0.7%
  Federal National Mortgage Association,..........                 9.00%   10/01/16-09/01/21        388         410,024
  Government National Mortgage Association,.......                 7.50%   05/20/02-02/15/26      7,091       7,308,344
                                                                                                         --------------
                                                                                                              7,718,368
                                                                                                         --------------
FOREIGN GOVERNMENT BONDS -- 0.7%
  Republic of Panama, (Panama)....................       NR       7.875%       02/13/02           8,000       7,720,000
                                                                                                         --------------
TOTAL LONG-TERM BONDS (COST $1,052,032,111)............................................................   1,066,099,086
                                                                                                         --------------
                                                                                               SHARES
                                                                                              ---------
PREFERRED STOCK -- 0.9%
  Centaur Funding (cost $10,022,865)........................................................     75,000      10,377,000
                                                                                                         --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,062,054,976)................................................................................   1,076,476,086
                                                                                                         --------------
                                                                                              PRINCIPAL
                                                                                               AMOUNT
SHORT-TERM INVESTMENTS -- 2.8%                                                                  (000)
                                                                                              ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $31,305,000; Note 5)....................                4.693%       01/04/99          31,305      31,305,000
                                                                                                         --------------
TOTAL INVESTMENTS -- 98.7%
  (cost $1,093,359,976; Note 6)........................................................................   1,107,781,086
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3%..........................................................      14,792,617
                                                                                                         --------------
NET ASSETS -- 100.0%...................................................................................  $1,122,573,703
                                                                                                         --------------
                                                                                                         --------------

The following abbreviations are used in portfolio descriptions:
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA    Sociedad Anonima (Spanish Coporation) or Societe Anonyme (French
        Corporation)
  NR    Not Rated by Moody's or Standard & Poors

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                          GOVERNMENT INCOME PORTFOLIO
DECEMBER 31, 1998


LONG-TERM INVESTMENTS -- 92.7%                                                          PRINCIPAL
                                                     INTEREST           MATURITY         AMOUNT           VALUE
LONG-TERM BONDS                                        RATE               DATE            (000)          (NOTE 2)
                                                    -----------   --------------------  ---------     --------------
ASSET-BACKED SECURITIES -- 2.3%
  Team Fleet Financing Corp.......................        7.350%        05/15/03        $  10,000     $   10,276,563
                                                                                                      --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
  Westpac Securitisation Trust, Ser. 1998-1G
    (Australia)...................................        5.483%        07/19/29            6,280(a)       6,229,427
                                                                                                      --------------
CORPORATE -- 1.9%
  Merck & Co., Inc................................        5.760%        05/03/37            8,000          8,340,000
                                                                                                      --------------
MORTGAGE PASS-THROUGHS -- 11.1%
  Federal Home Loan Mortgage Corp., ARM...........        7.629%        06/01/25            3,468          3,489,476
  Federal National Mortgage Association...........        7.500%  02/01/02 - 05/01/10      15,810         16,249,210
  Federal National Mortgage Association...........        8.000%  03/01/22 - 05/01/26       1,110          1,150,114
  Federal National Mortgage Association...........        9.000%  02/01/25 - 04/01/25       5,877          6,219,881
  Government National Mortgage Association........        7.500%  12/15/25 - 02/15/26      14,756         15,213,981
  Government National Mortgage Association........        8.000%  09/15/23 - 12/15/24       6,633          6,899,974
                                                                                                      --------------
                                                                                                          49,222,636
                                                                                                      --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 76.0%
  Federal Farm Credit Bank........................        5.900%        01/10/05            5,000          5,147,650
  Federal Home Loan Bank..........................        5.750%        10/15/07           15,000         15,810,000
  Federal Home Loan Mortgage Corp.,...............        7.360%        06/05/07           15,000         15,796,800
  Federal National Mortgage Association...........     Zero       10/08/24 - 10/08/27      45,779          9,640,633
  Federal National Mortgage Association...........        5.860%        08/20/03           12,374         12,534,491
  Federal National Mortgage Association...........        6.060%        05/21/03           30,000         30,515,700
  Israel AID......................................     Zero             03/15/06           18,272         12,803,190
  Israel AID......................................     Zero             08/15/09           20,000         11,530,800
  Resolution Funding Corp.........................        8.125%        10/15/19            4,200          5,485,578
  Small Business Administration Participation
    Certificates..................................        6.000%        09/01/18            8,000          8,162,960
  Small Business Administration Participation
    Certificates..................................        7.200%        10/01/16           18,387         19,673,778
  Small Business Administration Participation
    Certificates..................................        6.850%        07/01/17            4,784          5,035,297
  Small Business Administration Participation
    Certificates..................................        7.150%        01/01/17           18,034         19,309,360
  United States Treasury Bonds....................        8.125%        08/15/19           61,100         81,597,217
  United States Treasury Bonds....................        8.125%        08/15/21            4,000          5,405,000
  United States Treasury Bonds....................       11.750%        02/15/10           37,000         50,273,750
  United States Treasury Notes....................        4.250%        11/15/03           17,200         16,979,668
  United States Treasury Notes....................        4.750%        11/15/08            3,000          3,023,430
  United States Treasury Notes....................        5.250%        08/15/03            4,300          4,409,521
  United States Treasury Notes....................        7.875%        11/15/04            3,000          3,475,770
                                                                                                      --------------
                                                                                                         336,610,593
                                                                                                      --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $392,763,629)............................................................................        410,679,219
                                                                                                      --------------

SHORT-TERM INVESTMENTS -- 5.9%
REPURCHASE AGREEMENT -- 0.4%
  Joint Repurchase Agreement Account (Note 5).....        4.693%        01/04/99            1,692          1,692,000
                                                                                                      --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 5.5%
  United States Treasury Notes....................        7.750%        12/31/99           24,000         24,716,160
                                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $25,734,584).............................................................................         26,408,160
                                                                                                      --------------
TOTAL INVESTMENTS -- 98.6%
  (cost $418,498,213; Note 6)....................................................................        437,087,379
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4%....................................................          6,124,575
                                                                                                      --------------
NET ASSETS -- 100.0%.............................................................................     $  443,211,954
                                                                                                      --------------
                                                                                                      --------------

The following abbreviations are used in portfolio descriptions:
  AID   Agency for International Development
  ARM   Adjustable Rate Mortgage

(a)  US$ Denominated Foreign Bonds

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

                        ZERO COUPON BOND 2000 PORTFOLIO
DECEMBER 31, 1998


LONG-TERM INVESTMENTS -- 99.9%                                         PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                      RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association...........   Zero    01/24/02  $   7,777  $    6,679,743
  Federal National Mortgage Association...........   Zero    07/24/02      4,527       3,777,193
  United States Treasury Bonds....................   Zero    11/15/00     28,575      26,254,996
  United States Treasury Bonds....................   Zero    02/15/02      3,950       3,418,488
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $38,202,550)............................................................      40,130,420
                                                                                  --------------

SHORT-TERM INVESTMENT -- 0.3%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account..............  4.693%   01/04/99        121         121,000
                                                                                  --------------
    (cost $121,000; Note 5)
TOTAL INVESTMENTS -- 100.2%
  (cost $38,323,550; Note 6)....................................................      40,251,420
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).................................         (71,777)
                                                                                  --------------
NET ASSETS -- 100.0%............................................................  $   40,179,643
                                                                                  --------------
                                                                                  --------------
                                ZERO COUPON BOND 2005 PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 100.0%

LONG-TERM BONDS
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortage Association............   Zero    01/24/05  $   1,400  $    1,030,092
  Federal National Mortgage Association...........   Zero    01/24/06      2,320       1,620,381
  Financing Corp..................................   Zero    03/07/04      3,350       2,598,494
  Financing Corp..................................   Zero    11/11/05        425         301,346
  Financing Corp..................................   Zero    08/08/07      2,070       1,313,291
  Resolution Funding Corp.........................   Zero    07/15/07      4,350       2,842,725
  United States Treasury Bond.....................   Zero    11/15/04      7,600       5,756,848
  United States Treasury Bond.....................   Zero    05/15/05     17,640      13,053,071
  United States Treasury Bond.....................   Zero    08/15/05      8,700       6,361,353
  United States Treasury Bond.....................   Zero    11/15/05      2,000       1,442,920
  United States Treasury Bond.....................   Zero    02/15/06      7,000       4,981,270
  United States Treasury Bond.....................   Zero    05/15/06      6,000       4,216,320
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $40,004,501)............................................................      45,518,111
                                                                                  --------------

SHORT-TERM INVESTMENT -- 0.2%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account (cost
    $66,000; Note 5)..............................  4.693%   01/04/99         66          66,000
                                                                                  --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $40,070,501; Note 6)....................................................      45,584,111
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).................................         (80,677)
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $   45,503,434
                                                                                  --------------
                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                        CONSERVATIVE BALANCED PORTFOLIO
December 31, 1998

LONG-TERM INVESTMENTS -- 94.3%

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS -- 54.9%                                      (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AEROSPACE -- 1.3%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  16,400  $   16,543,992
    6.00%, 12/15/10...............................      Baa1         20,000      20,000,000
    6.40%, 12/15/18...............................      Baa1         25,000      24,812,500
                                                                             --------------
                                                                                 61,356,492
                                                                             --------------
AIRLINES -- 3.3%
  Continental Airlines, Inc.,
    8.00%, 12/15/05...............................      Ba2           5,000       4,940,500
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,019,000
    10.375%, 02/01/11.............................      Ba1          37,905      48,392,555
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         46,865      55,450,668
    11.21%, 05/01/14..............................      Baa3         18,433      24,206,216
                                                                             --------------
                                                                                158,008,939
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.7%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,517,930
    6.17%, 03/25/03...............................      Aaa           6,000       6,073,560
    6.28%, 09/25/05...............................      Aaa           7,000       7,167,160
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,650       4,718,262
  Team Financing Corp.,
    7.35%, 05/15/03...............................      Aa2          11,000      11,304,219
                                                                             --------------
                                                                                 34,781,131
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 3.3%
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,250,256
  Bayerische Landesbank Girozentrale,
    5.875%, 12/01/08..............................      Aaa          22,000      22,492,800
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,007,250
    7.08%, 10/30/01...............................      Baa3         35,100      35,295,507
    7.35%, 06/20/00...............................      Baa3          8,100       8,162,208
    8.125%, 03/01/00..............................      Baa3         13,150      13,341,069
  Citigroup,
    6.375%, 11/15/08..............................       A1          17,500      18,094,475
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49...............................      Baa1         10,000      10,147,200
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1          14,000      14,280,000
  Okobank, (Finland),
    6.75%, 09/27/49...............................       A3           6,250       6,243,750
                                                                             --------------
                                                                                160,314,515
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.3%
  Cable & Wire Communications, Inc.,
    6.75%, 12/01/08...............................      Baa1         17,000      17,329,800
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Ba2           5,545       5,881,914

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1       $  12,000  $   12,291,000
    7.375%, 02/15/00..............................      Ba1          40,700      41,585,225
    8.25%, 01/15/03...............................      Baa3          2,000       2,194,800
    9.25%, 04/15/02...............................      Baa3          9,500      10,563,525
    9.875%, 06/15/22..............................      Baa3         12,900      18,288,975
                                                                             --------------
                                                                                108,135,239
                                                                             --------------
COMMERCIAL SERVICES -- 0.8%
  Cendant Corp.,
    7.75%, 12/01/03...............................      Baa1         39,000      39,416,130
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.6%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         14,300      14,151,852
  Qwest Comm,
    7.25%, 11/01/08...............................      Ba1           8,000       8,180,000
  Worldcom Inc,
    6.125%, 08/15/01..............................      Baa2          6,700       6,807,066
                                                                             --------------
                                                                                 29,138,918
                                                                             --------------
CONSULTING -- 2.6%
  Comdisco Inc., M.T.N.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.32%, 11/27/00...............................      Baa1         37,750      37,925,915
    6.375%, 11/30/01..............................      Baa1         21,500      21,593,095
    6.65%, 11/13/01...............................      Baa1         50,000      50,385,000
                                                                             --------------
                                                                                122,372,760
                                                                             --------------
CONSUMER SERVICES -- 0.3%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba3          10,000       8,400,000
    7.60%, 06/01/08...............................      Ba3           3,400       2,686,000
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,588,375
                                                                             --------------
                                                                                 13,674,375
                                                                             --------------
CONTAINERS -- 0.6%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          30,000      30,066,300
    7.50%, 05/15/10...............................      Ba1             800         815,216
                                                                             --------------
                                                                                 30,881,516
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.5%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11(a)............................      Baa2         16,780      16,520,958
  Merck & Co Inc.,
    5.95%, 12/01/28...............................      Aaa          10,000       9,982,500
                                                                             --------------
                                                                                 26,503,458
                                                                             --------------
ELECTRICAL -- 0.3%
  Enersis Sa,
    6.90%, 12/01/06...............................      Baa1         10,000       9,182,000
    7.40%, 12/01/16...............................      Baa1          6,400       5,267,200
                                                                             --------------
                                                                                 14,449,200
                                                                             --------------
FINANCIAL SERVICES -- 13.2%
  Advanta Corp., M.T.N.,
    7.50%, 08/28/00...............................      Ba2          35,000      32,866,400
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       9,568,800
  Associates Corp.,
    6.25%, 11/01/08...............................      Aa3          21,000      21,745,920
    6.95%, 11/01/18...............................      Aa3          24,000      25,573,920

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
  AT&T Capital Corp, M.T.N.,
    6.25%, 05/15/01...............................      Baa3      $  35,500  $   35,016,845
    7.50%, 11/15/00...............................      Baa3         47,000      47,575,280
  BCH Financial Services
    5.72%, 04/28/05...............................       A3          10,000       9,933,200
  Bear Stearns & Co,
    6.50%, 07/05/00...............................       A2          20,000      20,203,400
  Conseco Inc.,
    6.80%, 06/15/05...............................      Baa3         13,000      11,801,400
    8.70%, 11/15/26...............................      Ba2          29,813      27,237,594
    8.796%, 04/01/27..............................      Ba2           7,500       6,857,250
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1          31,300      21,910,000
    8.375%, 08/15/03..............................      Ba1          16,085      11,259,500
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,415,117
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         11,200      11,226,992
    6.95%, 03/01/04...............................      Baa2         17,500      17,663,100
    7.00%, 06/15/00...............................      Baa3         23,000      23,098,210
    7.50%, 06/15/03...............................      Baa3          5,000       5,158,900
  First Industrial, L.P.,
    6.50%, 04/05/11...............................      Baa2          9,000       8,864,730
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A2          30,300      30,542,400
  Household Finance Corp.,
    6.50%, 11/15/08...............................       A2          72,000      74,520,000
  Lehman Brothers Holdings, Inc.,
    6.33%, 08/01/00...............................      Baa1         17,200      17,317,476
    6.40%, 08/30/00...............................      Baa1         21,700      21,705,425
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,194,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.875%, 11/15/18..............................      Aa3          16,900      17,519,385
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          20,000      20,140,800
    6.09%, 03/09/11...............................       A1          21,000      21,280,350
  PaineWebber Group, Inc.,
    7.015%, 02/10/04..............................      Baa1          6,000       6,288,840
    7.625%, 10/15/08..............................      Baa1          5,000       5,387,250
  PT Alatief Freeport Financial Co., Sr. Notes,
    (Netherlands),
    9.75%, 04/15/01 (b)/(c).......................      Ba2           8,950       6,444,000
  Salomon, Inc.,
    6.59%, 02/21/01...............................      Baa1          9,750       9,937,200
    6.75%, 02/15/03...............................      Baa1          5,000       5,137,450
    7.25%, 05/01/01...............................      Baa1          8,625       8,933,430
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          26,319      26,369,655
                                                                             --------------
                                                                                632,694,944
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------

FOREST PRODUCTS -- 0.4%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3      $  17,500  $   17,664,675
                                                                             --------------
INDUSTRIAL -- 2.5%
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................      Baa           7,600       6,821,000
  Scotia Pacific Co.,
    7.11%, 01/20/14...............................       A3           7,900       7,518,904
    7.71%, 01/20/14...............................      Baa2         23,800      21,321,944
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,297,500
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          60,090      59,445,835
    6.50%, 05/15/03...............................      Ba1          20,000      19,481,800
                                                                             --------------
                                                                                118,886,983
                                                                             --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00...............................      Ba1          23,703      22,867,232
    6.75%, 11/15/03...............................      Baa2         21,500      19,797,845
                                                                             --------------
                                                                                 42,665,077
                                                                             --------------
MEDIA -- 1.1%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           6,425       6,704,680
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,926,500
    8.11%, 08/15/06...............................      Ba1           1,500       1,710,075
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          13,775      14,943,533
                                                                             --------------
                                                                                 51,284,788
                                                                             --------------
MISCELLANEOUS -- 0.1%
  Tokai Pfd Capital,
    9.98%, 12/29/49...............................       A3           4,700       3,948,000
                                                                             --------------
OIL & GAS -- 0.3%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,139,880
  Petro Canada,
    7.00%, 11/15/28...............................       A3          10,000       9,861,200
                                                                             --------------
                                                                                 14,001,080
                                                                             --------------
OIL & GAS SERVICES -- 3.7%
  KN Energy, Inc.,
    6.30%, 03/01/21...............................      Baa2         27,550      27,627,416
    6.45%, 11/30/01...............................      Baa2         18,000      18,009,000
  R&B Falcon Corp.
    6.50%, 04/15/03...............................      Ba1          44,350      40,283,992
    6.75%, 04/15/05...............................      Ba1          28,750      24,725,000
  Seagull Energy Co.,
    7.50%, 09/15/27...............................      Ba1           8,000       7,165,360
  Williams Companies, Inc.,
    5.95%, 02/15/10...............................      Baa2         59,000      59,064,900
                                                                             --------------
                                                                                176,875,668
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 3.5%
  Camden Prop Trst,
    7.23%, 10/30/00...............................      Baa2         22,000      22,052,800
  Colonial Realty,
    7.00%, 07/14/07...............................      Baa3          4,250       4,075,368

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1      $   6,000  $    5,900,400
    6.625%, 02/15/05..............................      Baa          17,938      17,583,366
  Equity Residential,
    6.15%, 09/15/00...............................       A3          45,000      44,703,000
  ERP Operating, L.P.,
    6.63%, 04/13/15...............................       A3          22,400      22,103,424
  Felcor Suite Hotels, Inc.,
    7.625%, 10/01/07..............................      Ba1           8,000       7,620,000
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2          7,500       7,157,175
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,969,750
    6.75%, 07/15/04...............................      Baa1          8,000       7,897,520
    6.875%, 10/27/05..............................      Baa1         14,858      14,539,296
                                                                             --------------
                                                                                170,602,099
                                                                             --------------
RETAIL -- 4.3%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1          41,030      44,227,468
    8.50%, 06/15/03...............................      Ba1          32,400      35,736,552
  Fred Meyer, Inc.,
    7.15%, 03/01/03...............................      Ba2          12,400      12,900,712
  Rite Aid Corp.,
    6.70%, 12/15/01...............................       A3           5,000       5,128,000
  Safeway Stores Inc.,
    5.75%, 11/15/00...............................      Baa2          6,000       6,012,000
    6.05%, 11/15/03...............................      Baa2         12,000      12,082,320
  Saks Inc.,
    7.25%, 12/01/04...............................      Baa3         20,900      20,974,195
    7.50%, 12/01/10...............................      Baa3         22,500      22,498,425
    8.25%, 11/15/08...............................      Baa3         30,900      32,754,000
  Sears Roebuk & Co.,
    6.50%, 12/01/28...............................       A2          16,000      15,704,480
                                                                             --------------
                                                                                208,018,152
                                                                             --------------
TECHNOLOGY -- 0.7%
  Time Warner Inc,
    6.625%, 05/15/29..............................      Baa3         33,000      33,576,180
                                                                             --------------
TELECOMMUNICATIONS -- 2.0%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          22,550      23,863,538
    7.60%, 04/01/09...............................      Ba1           7,000       7,932,750
  Sprint Cap Corp.,
    5.70%, 11/15/03...............................      Baa1         11,000      11,039,270
    6.125%, 11/15/08..............................      Baa1         25,000      25,545,750
    6.875%, 11/15/28..............................      Baa1         24,500      25,462,850
                                                                             --------------
                                                                                 93,844,158
                                                                             --------------
TOBACCO -- 1.3%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10...............................       A2          40,000      40,332,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          6,900       6,962,584
    9.25%, 08/15/13...............................      Baa3         13,571      13,953,159
                                                                             --------------
                                                                                 61,247,743
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
UTILITIES -- 0.5%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3      $  14,000  $   14,930,300
  Niagara Mohawk Power,
    7.375%, 08/01/03..............................      Ba2          10,000      10,569,100
                                                                             --------------
                                                                                 25,499,400
                                                                             --------------
WASTE MANAGEMENT -- 0.2%
  USA Waste Service,
    6.125%, 07/15/01..............................      Baa3         10,000      10,062,000
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.6%
  United States Treasury Bond,
    8.00%, 11/15/21...............................                   55,300      73,937,759
  United States Treasury Notes,
    4.75%, 11/15/08...............................                    8,600       8,667,166
    5.50%, 08/15/28...............................                   36,075      37,760,424
    5.75%, 08/15/03...............................                    3,900       4,072,458
    5.875%, 11/15/05..............................                    2,200       2,346,784
    6.375%, 08/15/27..............................                   27,000      31,032,990
    7.50%, 02/15/05...............................                      900       1,030,500
    7.875%, 11/15/04..............................                    3,000       3,475,770
  United States Treasury Strip,
    6.50%, 05/15/05...............................                   10,150      11,123,791
                                                                             --------------
                                                                                173,447,642
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,694,909,653)....................................................   2,633,351,262
                                                                             --------------

COMMON STOCKS -- 38.7%                                           SHARES
                                                              -------------
AEROSPACE -- 0.6%
  Aeroquip-Vickers, Inc.....................................          4,400           131,725
  AlliedSignal, Inc.........................................         88,300         3,912,794
  Boeing Co.................................................        156,500         5,105,812
  GenCorp, Inc..............................................         98,400         2,453,850
  General Dynamics Corp.....................................         19,700         1,154,912
  Goodrich (B.F.) Co........................................         11,300           405,387
  Litton Industries, Inc.(b)................................         77,600         5,063,400
  Lockheed Martin Corp......................................         30,400         2,576,400
  Northrop Grumman Corp.....................................         10,500           767,812
  Parker-Hannifin Corp......................................         60,625         1,985,469
  Raytheon Co. (Class "B" Stock)............................         52,900         2,816,925
  United Technologies Corp..................................         36,500         3,969,375
                                                                             ----------------
                                                                                   30,343,861
                                                                             ----------------
AIRLINES -- 0.4%
  AMR Corp.(b)..............................................        183,600        10,901,250
  Delta Air Lines, Inc......................................         23,400         1,216,800
  Southwest Airlines Co.....................................         51,900         1,164,506
  US Airways Group, Inc.(b).................................        128,200         6,666,400
                                                                             ----------------
                                                                                   19,948,956
                                                                             ----------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock)(b)..............         84,100         1,161,631
  Nike, Inc. (Class "B" Stock)..............................         45,500         1,845,594
  Phillips-Van Heusen Corp..................................         94,700           680,656
  Reebok International Ltd..................................          8,800           130,900
                                                                             ----------------
                                                                                    3,818,781
                                                                             ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1998

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------
AUTOS - CARS & TRUCKS -- 1.0%
  Cummins Engine Co., Inc...................................          6,000  $        213,000
  DaimlerChrysler AG........................................         80,071         7,691,820
  Dana Corp.................................................         25,600         1,046,400
  Ford Motor Co.............................................        281,900        16,544,006
  General Motors Corp.......................................        213,000        15,242,813
  Genuine Parts Co..........................................         28,000           936,250
  Johnson Controls, Inc.....................................         13,200           778,800
  MascoTech, Inc............................................         94,400         1,616,600
  Midas, Inc................................................         22,100           687,862
  Navistar International Corp.(b)...........................         11,300           322,050
  PACCAR, Inc...............................................         12,200           501,725
  Titan International, Inc..................................        101,250           961,875
  TRW, Inc..................................................         19,300         1,084,419
                                                                             ----------------
                                                                                   47,627,620
                                                                             ----------------
BANKS AND SAVINGS & LOANS -- 2.2%
  Banc One Corp.............................................        183,772         9,383,858
  Bank of New York Co., Inc.................................        118,000         4,749,500
  BankAmerica Corp..........................................        271,761        16,339,630
  BankBoston Corp...........................................         45,600         1,775,550
  Bankers Trust Corp........................................         15,300         1,307,194
  BB&T Corp.................................................         44,600         1,797,937
  Chase Manhattan Corp......................................        133,600         9,093,150
  Comerica, Inc.............................................         24,700         1,684,231
  First Union Corp..........................................        151,500         9,213,094
  Fleet Financial Group, Inc................................         87,000         3,887,812
  Golden West Financial Corp................................          8,900           816,019
  Huntington Bancshares, Inc................................         33,000           992,062
  KeyCorp...................................................         68,800         2,201,600
  Mellon Bank Corp..........................................         39,900         2,743,125
  Mercantile Bancorporation, Inc............................         22,700         1,047,037
  Morgan (J.P.) & Co., Inc..................................         27,800         2,920,737
  National City Corp........................................         51,400         3,726,500
  Northern Trust Corp.......................................         17,500         1,527,969
  PNC Bank Corp.............................................         47,800         2,587,175
  Providian Financial Corp..................................         22,350         1,676,250
  Regions Financial Corp....................................         30,000         1,209,375
  Republic New York Corp....................................         17,100           779,119
  Summit Bancorp............................................         27,600         1,205,775
  Suntrust Banks, Inc.......................................         33,000         2,524,500
  Synovus Financial Corp....................................         41,150         1,003,031
  U.S. Bancorp..............................................        115,300         4,093,150
  Union Planters Corp.......................................         17,000           770,312
  Wachovia Corp.............................................         32,300         2,824,231
  Wells Fargo & Co..........................................        251,300        10,036,294
                                                                             ----------------
                                                                                  103,916,217
                                                                             ----------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc..............................................         23,500           803,406
  Omnicom Group, Inc........................................         25,400         1,473,200
                                                                             ----------------
                                                                                    2,276,606
                                                                             ----------------

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------

CHEMICALS -- 0.7%
  Air Products & Chemicals, Inc.............................         36,900  $      1,476,000
  Dow Chemical Co...........................................         35,500         3,228,281
  Du Pont (E.I.) de Nemours & Co............................        177,200         9,402,675
  Eastman Chemical Co.......................................         12,300           550,425
  Engelhard Corp............................................         22,600           440,700
  Ferro Corp................................................        134,900         3,507,400
  FMC Corp.(b)..............................................          5,400           302,400
  Grace (W.R.) & Co.........................................         11,600           181,975
  Great Lakes Chemical Corp.................................          9,400           376,000
  Hercules, Inc.............................................         15,100           413,362
  Millennium Chemicals, Inc.(b).............................        146,527         2,912,224
  Monsanto Co...............................................         92,900         4,412,750
  Morton International, Inc.................................         20,400           499,800
  Nalco Chemical Co.........................................         10,400           322,400
  OM Group, Inc.............................................         63,300         2,310,450
  Praxair, Inc..............................................         24,700           870,675
  Raychem Corp..............................................         13,300           429,756
  Rohm & Haas Co............................................         28,800           867,600
  Sigma-Aldrich Corp........................................         15,700           461,187
  Union Carbide Corp........................................         19,300           820,250
                                                                             ----------------
                                                                                   33,786,310
                                                                             ----------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(b)..........................................        129,900         2,476,219
  Deluxe Corp...............................................         12,700           464,344
  Moore Corp. Ltd...........................................         13,900           152,900
                                                                             ----------------
                                                                                    3,093,463
                                                                             ----------------
COMPUTER SERVICES -- 2.4%
  3Com Corp.(b).............................................         55,500         2,487,094
  Adobe Systems, Inc........................................         10,800           504,900
  America Online, Inc.(b)...................................         10,500         1,680,000
  Autodesk, Inc.............................................          7,300           311,619
  Automatic Data Processing, Inc............................         46,800         3,752,775
  BMC Software, Inc.(b).....................................         31,000         1,381,437
  Cabletron Systems, Inc.(b)................................         24,800           207,700
  Ceridian Corp.(b).........................................         11,300           788,881
  Cisco Systems, Inc.(b)....................................        241,100        22,377,094
  Computer Associates International, Inc....................         85,500         3,644,437
  Computer Sciences Corp.(b)................................         24,400         1,572,275
  Electronic Data Systems Corp..............................         76,000         3,819,000
  EMC Corp.(b)..............................................         77,700         6,604,500
  First Data Corp...........................................         67,000         2,123,062
  Microsoft Corp.(b)........................................        383,300        53,158,919
  Novell, Inc.(b)...........................................         55,000           996,875
  Oracle Corp.(b)...........................................        154,100         6,645,562
  Parametric Technology Corp.(b)............................         40,200           658,275
  Peoplesoft, Inc...........................................         30,000           568,125
  Silicon Graphics, Inc.(b).................................         29,400           378,525
  Unisys Corp...............................................         39,100         1,346,506
                                                                             ----------------
                                                                                  115,007,561
                                                                             ----------------
COMPUTERS -- 1.5%
  Apple Computer, Inc.(b)...................................         20,800           851,500
  Compaq Computer Corp......................................        258,789        10,852,964
  Data General Corp.(b).....................................          7,600           124,925
  Dell Computer Corp.(b)....................................        196,300        14,366,706
  Gateway 2000, Inc.(b).....................................         24,300         1,243,856
  Hewlett-Packard Co........................................        162,900        11,128,106
  International Business Machines Corp......................        144,700        26,733,325
  Seagate Technology, Inc.(b)...............................         37,900         1,146,475
  Sun Microsystems, Inc.(b).................................         59,100         5,060,437
                                                                             ----------------
                                                                                   71,508,294
                                                                             ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1998

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------
CONSTRUCTION -- 0.2%
  Centex Corp...............................................          9,300  $        419,081
  Fluor Corp................................................         13,100           557,569
  Foster Wheeler Corp.......................................          6,400            84,400
  Oakwood Homes Corp........................................        139,300         2,115,619
  Pulte Corp................................................          6,600           183,562
  Standard Pacific Corp.....................................        154,000         2,175,250
  Webb (Del E.) Corp........................................        140,300         3,867,019
                                                                             ----------------
                                                                                    9,402,500
                                                                             ----------------
CONTAINERS -- 0.1%
  Ball Corp.................................................          4,700           215,025
  Bemis Co., Inc............................................          8,300           314,881
  Crown Cork & Seal Co., Inc................................         20,100           619,331
  Owens-Illinois, Inc.(b)...................................         81,500         2,495,937
  Sealed Air Corp...........................................         12,900           658,706
                                                                             ----------------
                                                                                    4,303,880
                                                                             ----------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          8,900           237,519
  Avon Products, Inc........................................         41,400         1,831,950
  Colgate-Palmolive Co......................................         46,300         4,300,112
  Gillette Co...............................................        175,400         8,474,012
  International Flavors & Fragrances, Inc...................         17,100           755,606
  Procter & Gamble Co.......................................        210,200        19,193,887
                                                                             ----------------
                                                                                   34,793,086
                                                                             ----------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  Eastman Kodak Co..........................................         86,800         6,249,600
                                                                             ----------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         17,300           779,581
  Pitney Bowes, Inc.........................................         42,800         2,827,475
  Xerox Corp................................................         51,000         6,018,000
                                                                             ----------------
                                                                                    9,625,056
                                                                             ----------------
DIVERSIFIED OPERATIONS -- 1.1%
  Fortune Brands, Inc.......................................         26,900           850,712
  General Electric Capital Corp.............................        504,700        51,510,944
                                                                             ----------------
                                                                                   52,361,656
                                                                             ----------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  Abbott Laboratories.......................................        239,600        11,740,400
  Allergan, Inc.............................................         10,200           660,450
  ALZA Corp.(b).............................................         13,400           700,150
  American Home Products Corp...............................        203,500        11,459,594
  Amgen, Inc.(b)............................................         41,200         4,307,975
  Bard (C.R.), Inc..........................................          8,900           440,550
  Bausch & Lomb, Inc........................................          8,700           522,000
  Baxter International, Inc.................................         43,900         2,823,319
  Becton, Dickinson & Co....................................         38,200         1,630,662
  Biomet, Inc...............................................         17,500           704,375
  Boston Scientific Corp.(b)................................         61,000         1,635,562
  Bristol-Myers Squibb Co...................................        154,300        20,647,269
  Cardinal Health, Inc......................................         29,700         2,253,487
  Guidant Corp..............................................         23,600         2,601,900
  Johnson & Johnson.........................................        210,600        17,664,075
  Lilly (Eli) & Co..........................................        171,700        15,259,837
  Mallinckrodt, Inc.........................................         11,400           351,262
  Medtronic, Inc............................................         73,400         5,449,950
  Merck & Co., Inc..........................................        184,800        27,292,650
  Pfizer, Inc.,.............................................        204,200        25,614,337
  Pharmacia & Upjohn, Inc...................................         79,500         4,501,687
  Schering-Plough Corp......................................        229,400        12,674,350
  St. Jude Medical, Inc.(b).................................         14,400           398,700
  Warner-Lambert Co.........................................        127,900         9,616,481
                                                                             ----------------
                                                                                  180,951,022
                                                                             ----------------

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------
ELECTRONICS -- 1.3%
  Advanced Micro Devices, Inc.(b)...........................         22,200  $        642,412
  AMP Inc...................................................         34,500         1,796,156
  Applied Materials, Inc.(b)................................         57,300         2,445,994
  Belden, Inc...............................................         67,100         1,421,681
  EG&G, Inc.................................................          7,100           197,469
  Emerson Electric Co.......................................         69,400         4,341,837
  Grainger (W.W.), Inc......................................         15,600           649,350
  Harris Corp...............................................         12,500           457,812
  Honeywell, Inc............................................         19,900         1,498,719
  Intel Corp................................................        260,600        30,897,387
  KLA-Tencor Corp.(b).......................................         13,200           572,550
  LSI Logic Corp.(b)........................................         22,200           357,975
  Micron Technology, Inc....................................         33,100         1,673,619
  Motorola, Inc.............................................         93,500         5,709,344
  Perkin-Elmer Corp.........................................          7,600           741,475
  Rockwell International Corp...............................         31,500         1,529,719
  Solectron Corp............................................          5,000           464,687
  Tektronix, Inc............................................          7,900           237,494
  Texas Instruments, Inc....................................         61,100         5,227,869
  Thomas & Betts Corp.......................................          8,600           372,487
                                                                             ----------------
                                                                                   61,236,036
                                                                             ----------------
ENGINEERING & CONSTRUCTION
  Giant Cement Holdings, Inc.(b)............................         58,100         1,437,975
                                                                             ----------------
ENVIRONMENTAL SERVICES
  Browning-Ferris Industries, Inc...........................         28,800           819,000
                                                                             ----------------
EXPLORATION & PRODUCTION
  Apex Silver Mines Ltd.....................................         82,200           678,150
                                                                             ----------------
FINANCIAL SERVICES -- 2.2%
  American Express Co.......................................         70,800         7,239,300
  Associates First Capital Corp.............................        108,544         4,599,552
  Bear Stearns Companies, Inc...............................         16,500           616,687
  Block (H.R.), Inc.........................................         16,400           738,000
  Capital One Financial Corp................................          9,600         1,104,000
  Citigroup, Inc............................................        407,500        20,171,250
  Countrywide Credit Industries, Inc........................         17,000           853,187
  Dun & Bradstreet Corp.....................................         26,700           842,719
  Federal Home Loan Mortgage Corp...........................        105,700         6,811,044
  Federal National Mortgage Assoc...........................        161,900        11,980,600
  Fifth Third Bancorp.......................................         39,500         2,816,844
  Franklin Resource, Inc....................................         39,600         1,267,200
  Household International, Inc..............................         75,752         3,001,673
  Lehman Brothers Holdings, Inc.............................        189,600         8,354,250
  MBNA Corp.................................................        117,750         2,936,391
  Merrill Lynch & Co., Inc..................................        112,300         7,496,025
  Morgan Stanley Dean Witter & Co...........................        146,790        10,422,090
  Paychex, Inc..............................................         23,000         1,183,062
  Schwab (Charles) Corp.(b).................................         62,400         3,506,100
  SLM Holding Corp..........................................         25,000         1,200,000
  State Street Corp.........................................         25,200         1,752,975
  Sunamerica, Inc...........................................         30,600         2,482,425
  Transamerica Corp.........................................          9,800         1,131,900
  Washington Mutual, Inc....................................         89,178         3,405,485
                                                                             ----------------
                                                                                  105,912,759
                                                                             ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1998

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------
FOOD & BEVERAGES -- 1.7%
  Anheuser-Busch Companies, Inc.............................         76,700  $      5,033,437
  Archer-Daniels-Midland Co.................................         93,975         1,615,195
  Bestfoods.................................................         45,100         2,401,575
  Brown-Forman Corp. (Class "B" Stock)......................         10,800           817,425
  Campbell Soup Co..........................................         71,500         3,932,500
  Coca Cola Enterprises, Inc................................         60,000         2,145,000
  Coca-Cola Co..............................................        383,500        25,646,562
  ConAgra, Inc..............................................         74,500         2,346,750
  Coors (Adolph) Co. (Class "B" Stock)......................          5,800           327,337
  General Mills, Inc........................................         24,800         1,928,200
  Heinz (H.J.) & Co.........................................         57,200         3,238,950
  Hershey Foods Corp........................................         22,400         1,393,000
  Kellogg Co................................................         64,400         2,197,650
  PepsiCo, Inc..............................................        235,600         9,644,875
  Pioneer Hi-Bred International, Inc........................         38,300         1,034,100
  Quaker Oats Co............................................         21,700         1,291,150
  Ralston-Ralston Purina Group..............................         50,400         1,631,700
  Sara Lee Corp.............................................        148,200         4,177,388
  Seagram Co., Ltd..........................................         55,800         2,120,400
  Sysco Corp................................................         53,300         1,462,419
  Whitman Corp..............................................        132,800         3,369,800
  Wrigley (William) Jr. Co..................................         18,200         1,630,037
                                                                             ----------------
                                                                                   79,385,450
                                                                             ----------------
FOREST PRODUCTS -- 0.6%
  Boise Cascade Corp........................................        152,000         4,712,000
  Champion International Corp...............................        109,700         4,442,850
  Fort James Corp...........................................         32,700         1,308,000
  Georgia-Pacific Corp......................................         14,500           849,156
  International Paper Co....................................         47,300         2,119,631
  Louisiana-Pacific Corp....................................        189,700         3,473,881
  Mead Corp.................................................        111,300         3,262,481
  Potlatch Corp.............................................          4,500           165,937
  Temple-Inland, Inc........................................          8,900           527,881
  Union Camp Corp...........................................         10,900           735,750
  Westvaco Corp.............................................         16,000           429,000
  Weyerhaeuser Co...........................................         31,300         1,590,431
  Willamette Industries, Inc................................         86,500         2,897,750
                                                                             ----------------
                                                                                   26,514,748
                                                                             ----------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         13,000           750,750
  Consolidated Natural Gas Co...............................         15,000           810,000
  Peoples Energy Corp.......................................          5,500           219,312
  Sempra Energy.............................................         33,699           855,112
  Sonat, Inc................................................         17,200           465,475
  Williams Companies, Inc...................................         64,400         2,008,475
                                                                             ----------------
                                                                                    5,109,124
                                                                             ----------------
HOSPITALS/ HEALTHCARE -- 0.3%
  Columbia/HCA Healthcare Corp..............................        301,900         7,472,025
  HBO & Co..................................................         69,000         1,979,437
  Healthsouth Corp.(b)......................................         63,600           981,825
  Humana, Inc.(b)...........................................         25,700           457,781
  IMS Health, Inc...........................................         25,400         1,916,112
  Manor Care, Inc...........................................         12,000           352,500
  Service Corp. International...............................         39,400         1,499,662
  Shared Medical Systems Corp...............................          4,100           204,487
  Tenet Healthcare Corp.(b).................................         48,000         1,260,000
                                                                             ----------------
                                                                                   16,123,829
                                                                             ----------------

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------

HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.................................................         16,200  $      1,892,362
  Kimberly-Clark Corp.......................................         87,000         4,741,500
  Leggett & Platt, Inc......................................        114,700         2,523,400
                                                                             ----------------
                                                                                    9,157,262
                                                                             ----------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc...........................          6,400           386,000
  Fleetwood Enterprises, Inc................................          5,700           198,075
  Hanson, PLC, ADR, (United Kingdom)........................        309,562        12,072,918
  Kaufman & Broad Home Corp.................................          6,100           175,375
  Lowe's Companies, Inc.....................................         54,800         2,805,075
  Masco Corp................................................         51,800         1,489,250
  Maytag Corp...............................................         14,900           927,525
  Owens Corning.............................................        106,900         3,788,269
  Stanley Works.............................................         14,000           388,500
  Tupperware Corp...........................................          9,600           157,800
  Whirlpool Corp............................................         11,700           647,887
                                                                             ----------------
                                                                                   23,036,674
                                                                             ----------------
INSURANCE -- 1.5%
  Aetna, Inc................................................         23,300         1,831,962
  Allstate Corp.............................................        131,300         5,071,462
  American General Corp.....................................         39,700         3,096,600
  American International Group, Inc.........................        163,500        15,798,187
  Aon Corp..................................................         26,300         1,456,362
  Berkley (W.R.) Corp.......................................         42,400         1,444,250
  Berkshire Hathaway, Inc. (Class "B" Stock)................            452         1,061,025
  Chubb Corp................................................         26,700         1,732,162
  CIGNA Corp................................................         34,800         2,690,475
  Cincinnati Financial Corp.................................         25,800           944,925
  Conseco, Inc..............................................         49,021         1,498,204
  Financial Security Assurance Holdings Ltd.................         34,000         1,844,500
  Hartford Financial Services Group, Inc....................         37,000         2,030,375
  Jefferson-Pilot Corp......................................         16,600         1,245,000
  Lincoln National Corp.....................................         16,000         1,309,000
  Loews Corp................................................         47,000         4,617,750
  Marsh & McLennan Companies, Inc...........................         39,900         2,331,656
  MBIA, Inc.................................................         15,300         1,003,106
  MGIC Investment Corp......................................         17,900           712,644
  Progressive Corp..........................................         11,300         1,913,938
  Provident Companies, Inc..................................         70,400         2,921,600
  Reinsurance Group of America, Inc.........................        115,550         8,088,500
  SAFECO Corp...............................................         22,100           948,919
  St. Paul Companies, Inc...................................         36,200         1,257,950
  TIG Holdings, Inc.........................................         85,500         1,330,594
  Torchmark Corp............................................         21,900           773,329
  Trenwick Group, Inc.......................................         64,850         2,115,731
  United Healthcare Corp....................................         29,500         1,270,344
  UNUM Corp.................................................         21,700         1,266,737
                                                                             ----------------
                                                                                   73,607,287
                                                                             ----------------
INTRUMENTS-CONTROLS
  Flowserve Corp............................................         39,486           653,987
                                                                             ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1998

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------
LEISURE -- 0.3%
  Brunswick Corp............................................         15,600  $        386,100
  Carnival Corp. (Class "A" Stock)..........................         78,500         3,768,000
  Disney (Walt) Co..........................................        317,100         9,513,000
  Harrah's Entertainment, Inc.(b)...........................         15,800           247,862
  Hilton Hotels Corp........................................         39,200           749,700
  King World Productions, Inc...............................         11,500           338,531
  Marriott International, Inc. (Class "A" Stock)............         40,000         1,160,000
  Mirage Resorts, Inc.(b)...................................         28,100           419,744
                                                                             ----------------
                                                                                   16,582,937
                                                                             ----------------
MACHINERY -- 0.3%
  Briggs & Stratton Corp....................................          3,900           194,513
  Case Corp.................................................         98,800         2,155,075
  Caterpillar, Inc..........................................         58,300         2,681,800
  Cooper Industries, Inc....................................         19,000           906,063
  Deere & Co................................................         39,100         1,295,188
  Dover Corp................................................         34,800         1,274,550
  DT Industries, Inc........................................         35,800           563,850
  Eaton Corp................................................         11,200           791,700
  Global Industrial Technologies, Inc.(b)...................         61,400           656,213
  Harnischfeger Industries, Inc.............................          7,500            76,406
  Ingersoll-Rand Co.........................................         25,900         1,215,681
  Milacron, Inc.............................................          6,300           121,275
  Paxar Corp................................................        229,925         2,054,955
  Snap-On, Inc..............................................          9,500           330,719
  Timken Co.................................................          9,900           186,863
                                                                             ----------------
                                                                                   14,504,851
                                                                             ----------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc...............................         66,400         1,286,500
  Illinois Tool Works, Inc..................................         39,100         2,267,800
  Smith (A.O.) Corp.,.......................................        105,450         2,590,116
  Tyco International Ltd....................................         98,651         7,441,985
                                                                             ----------------
                                                                                   13,586,401
                                                                             ----------------
MEDIA -- 1.3%
  CBS Corp.(b)..............................................        304,000         9,956,000
  Central Newspapers, Inc.(Class "A" Stock).................         50,000         3,571,875
  Clear Channel Communications, Inc.(b).....................         38,600         2,103,700
  Comcast Corp. (Special Class "A" Stock)...................         56,700         3,327,581
  Donnelley (R.R.) & Sons Co................................         22,800           998,925
  Dow Jones & Co., Inc......................................         15,100           726,688
  Gannett Co., Inc..........................................         44,400         2,938,725
  Houghton Mifflin Co.......................................         58,700         2,773,576
  Interpublic Group of Companies, Inc.......................         19,700         1,571,075
  Knight-Ridder, Inc........................................         70,600         3,609,425
  Lee Enterprises, Inc......................................         50,900         1,603,350
  McGraw-Hill, Inc..........................................         15,500         1,579,063
  Mediaone Group, Inc.......................................         95,100         4,469,700
  Meredith Corp.............................................          8,300           314,363
  New York Times Co. (Class "A" Stock)......................         30,000         1,040,625
  Tele-Communications, Inc. (Series "A" Stock)(b)...........         79,400         4,391,813
  Time Warner, Inc..........................................        183,000        11,357,438
  Times Mirror Co. (Class "A" Stock)........................         13,900           778,400
  Tribune Co................................................         19,300         1,273,800
  Viacom, Inc. (Class "B" Stock)(b).........................         55,300         4,092,200
                                                                             ----------------
                                                                                   62,478,322
                                                                             ----------------

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------

METALS-FERROUS -- 0.3%
  AK Steel Holding Corp.....................................        213,400  $      5,014,900
  Allegheny Teledyne, Inc...................................         30,700           627,431
  Bethlehem Steel Corp.(b)..................................        241,500         2,022,563
  LTV Corp..................................................        204,900         1,190,981
  Material Sciences Corp.(b)................................         96,900           823,650
  National Steel Corp. (Class "B" Stock)(b).................         42,200           300,675
  Nucor Corp................................................         13,800           596,850
  USX-U.S. Steel Group, Inc.................................         80,900         1,860,700
  Worthington Industries, Inc...............................         15,200           190,000
                                                                             ----------------
                                                                                   12,627,750
                                                                             ----------------
METALS-NON FERROUS -- 0.3%
  Alcan Aluminum Ltd........................................         35,600           963,425
  Aluminum Company of America...............................        184,300        13,741,869
  Cyprus Amax Minerals Co...................................         14,600           146,000
  Inco Ltd..................................................         26,200           276,738
  Reynolds Metals Co........................................         11,600           611,175
                                                                             ----------------
                                                                                   15,739,207
                                                                             ----------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,300            94,894
  Burlington Resources, Inc.................................         27,600           988,425
  Homestake Mining Co.......................................         33,100           304,106
  Phelps Dodge Corp.........................................          9,200           468,050
                                                                             ----------------
                                                                                    1,855,475
                                                                             ----------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  AES Corp..................................................         24,000         1,137,000
  Coltec Industries, Inc....................................         43,700           852,150
  Crane Co..................................................         10,800           326,025
  Danaher Corp..............................................         14,000           760,375
  Donaldson Co., Inc........................................        109,200         2,265,900
  Ecolab, Inc...............................................         20,200           730,988
  IDEX Corp.................................................         60,100         1,472,450
  ITT Industries, Inc.......................................         18,500           735,375
  Laidlaw, Inc..............................................         51,500           518,219
  Mark IV Industries, Inc...................................         86,542         1,125,046
  Millipore Corp............................................          6,800           193,375
  NACCO Industries, Inc. (Class "A" Stock)..................          1,300           119,600
  Pall Corp.................................................         19,500           493,594
  PPG Industries, Inc.......................................         27,900         1,625,175
  Textron, Inc..............................................         25,700         1,951,594
  Thermo Electron Corp.(b)..................................         24,900           421,744
  Trinity Industries, Inc...................................         52,200         2,009,700
  York International Corp...................................         27,000         1,101,938
                                                                             ----------------
                                                                                   17,840,248
                                                                             ----------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 0.4%
  American Greetings Corp. (Class "A" Stock)................         11,400           468,113
  Black & Decker Corp.......................................         14,900           835,331
  Corning, Inc..............................................         36,200         1,629,000
  Jostens, Inc..............................................          6,100           159,744
  Minnesota Mining & Manufacturing Co.......................         64,000         4,552,000
  Polaroid Corp.............................................          7,000           130,813
  Rubbermaid, Inc...........................................         23,500           738,781
  Unilever N.V., ADR, (United Kingdom)......................        100,300         8,318,631
                                                                             ----------------
                                                                                   16,832,413
                                                                             ----------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         26,700           909,469
                                                                             ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

DECEMBER 31, 1998

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------
OIL & GAS -- 2.0%
  Amerada Hess Corp.........................................         14,400  $        716,400
  Amoco Corp................................................        149,000         8,995,875
  Anadarko Petroleum Corp...................................         18,800           580,450
  Ashland, Inc..............................................         11,800           570,825
  Atlantic Richfield Co.....................................         50,200         3,275,550
  Basin Exploration, Inc.(b)................................         17,400           218,588
  Cabot Oil & Gas Corp. (Class "A" Stock)...................         88,600         1,329,000
  Chevron Corp..............................................        102,900         8,534,269
  Coastal Corp..............................................         33,200         1,159,925
  Eastern Enterprises.......................................          3,200           140,000
  Enron Oil & Gas Co........................................         48,400           834,900
  Exxon Corp................................................        380,300        27,809,438
  Kerr-McGee Corp...........................................          7,500           286,875
  Mobil Corp................................................        122,800        10,698,950
  Murphy Oil Corp...........................................         27,600         1,138,500
  NICOR, Inc................................................          7,600           321,100
  Noble Affiliates, Inc.....................................         50,900         1,253,413
  Phillips Petroleum Co.....................................         41,200         1,756,150
  Pioneer Natural Resources Co..............................        334,644         2,928,135
  Royal Dutch Petroleum Co..................................        335,800        16,076,426
  Seagull Energy Corp.(b)...................................         63,700           402,106
  Sunoco, Inc...............................................         14,800           533,725
  Texaco, Inc...............................................         85,800         4,536,675
  Union Pacific Resources Group, Inc........................         39,800           360,688
  Unocal Corp...............................................         38,600         1,126,638
  USX-Marathon Group........................................         45,200         1,361,650
  Western Gas Resources, Inc................................        103,000           592,250
                                                                             ----------------
                                                                                   97,538,501
                                                                             ----------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.2%
  Elf Aquitaine SA, ADR, (France)...........................        124,800         7,066,800
  Occidental Petroleum Corp.................................         53,100           896,063
  Oryx Energy Co.(b)........................................        140,000         1,881,250
                                                                             ----------------
                                                                                    9,844,113
                                                                             ----------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp...............................................         15,000           379,688
  Baker Hughes, Inc.........................................         49,450           874,647
  Enron Corp................................................         51,400         2,933,013
  Halliburton Co............................................         68,500         2,029,313
  Helmerich & Payne, Inc....................................          7,900           153,063
  J. Ray McDermott, SA......................................        163,800         4,002,864
  McDermott International, Inc..............................        431,600        10,655,125
  ONEOK, Inc................................................          4,900           177,013
  Rowan Companies, Inc.(b)..................................         13,600           136,000
  Schlumberger Ltd..........................................         83,000         3,828,375
  Wolverine Tube, Inc.(b)...................................         37,000           777,000
                                                                             ----------------
                                                                                   25,946,101
                                                                             ----------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp.........................................         58,500         1,140,750
  Battle Mountain Gold Co...................................         36,000           148,500
  Freeport-McMoRan Copper & Gold, Inc. (Class "B")..........         30,300           316,256
  Newmont Mining Corp.......................................         24,500           442,531
  Placer Dome, Inc..........................................         38,700           445,050
                                                                             ----------------
                                                                                    2,493,087
                                                                             ----------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe Corp.........................         73,500         2,480,625
  CSX Corp..................................................         34,200         1,419,300
  Norfolk Southern Corp.....................................         59,100         1,872,731
  Union Pacific Corp........................................         38,700         1,743,919
                                                                             ----------------
                                                                                    7,516,575
                                                                             ----------------

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------

REAL ESTATE DEVELOPMENT -- 0.3%
  Crescent Operating, Inc...................................         17,060  $         81,035
  Crescent Real Estate Equities Co..........................        336,700         7,744,100
  Equity Residential Properties Trust.......................         14,400           582,300
  Vornado Operating, Inc.(b)................................          4,920            39,668
  Vornado Realty Trust(b)...................................        185,200         6,250,500
                                                                             ----------------
                                                                                   14,697,603
                                                                             ----------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc...................................         18,200           327,600
  McDonald's Corp...........................................        107,900         8,267,838
  Tricon Global Restaurants, Inc.(b)........................         23,800         1,192,975
  Wendy's International, Inc................................         20,700           451,519
                                                                             ----------------
                                                                                   10,239,932
                                                                             ----------------
RETAIL -- 2.6%
  Albertson's, Inc..........................................         38,500         2,451,969
  American Stores Co........................................         42,800         1,580,925
  AutoZone, Inc.(b).........................................         23,800           783,913
  Bombay Company, Inc.(b)...................................        139,200           774,300
  Charming Shoppes, Inc.(b).................................        811,300         3,498,731
  Circuit City Stores, Inc..................................         15,500           774,031
  Consolidated Stores Corp..................................         16,900           341,169
  Costco Companies, Inc.(b).................................         33,600         2,425,500
  CVS Corp..................................................         59,800         3,289,000
  Dayton-Hudson Corp........................................         68,500         3,716,125
  Designs, Inc.(b)..........................................         51,900           100,556
  Dillard's, Inc............................................         49,100         1,393,213
  Dollar General Corporation................................         22,500           531,563
  Federated Department Stores, Inc.(b)......................         32,900         1,433,206
  Fred Meyer, Inc...........................................         21,000         1,265,250
  Great Atlantic & Pacific Tea Co., Inc.....................          6,000           177,750
  Harcourt General, Inc.....................................         11,100           590,381
  Home Depot, Inc...........................................        229,100        14,018,056
  IKON Office Solutions, Inc................................         21,100           180,669
  J.C. Penney Co., Inc......................................         39,100         1,832,813
  Jan Bell Marketing, Inc.(b)...............................         73,200           471,225
  Kmart Corp.(b)............................................        685,800        10,501,313
  Kohl's Corp.(b)...........................................         22,600         1,388,488
  Kroger Co.(b).............................................         39,923         2,415,342
  Liz Claiborne, Inc........................................         10,500           331,406
  Longs Drug Stores, Inc....................................          6,100           228,750
  May Department Stores Co..................................         36,200         2,185,575
  Newell Co.................................................         24,900         1,027,125
  Nordstrom, Inc............................................         28,200           978,188
  Pep Boys - Manny, Moe & Jack..............................          9,900           155,306
  Rite Aid Corp.............................................         40,400         2,002,325
  Safeway, Inc.,(b).........................................         71,000         4,326,563
  Sears, Roebuck & Co.......................................         61,400         2,609,500
  Sherwin-Williams Co.......................................         27,100           796,063
  Staples, Inc.(b)..........................................         43,000         1,878,563
  Supervalu, Inc............................................         18,800           526,400
  Tandy Corp................................................         16,200           667,238
  The Gap, Inc..............................................         93,000         5,231,250
  The Limited, Inc..........................................        247,100         7,196,788
  TJX Companies, Inc........................................         50,600         1,467,400
  Toys 'R' Us, Inc.(b)......................................        131,700         2,222,439
  Wal-Mart Stores, Inc......................................        347,700        28,315,819
  Walgreen Co...............................................         77,600         4,544,450
  Winn-Dixie Stores, Inc....................................         23,300         1,045,588
                                                                             ----------------
                                                                                  123,672,224
                                                                             ----------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co...................................         12,300           251,381
  Goodyear Tire & Rubber Co.................................         63,600         3,207,825
                                                                             ----------------
                                                                                    3,459,206
                                                                             ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1998

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------
SEMICONDUCTORS
  National Semiconductor Corp.(b)...........................         25,700  $        346,950
                                                                             ----------------
TELECOMMUNICATIONS -- 3.5%
  Airtouch Communications, Inc.(b)..........................         88,400         6,375,850
  Alcatel Alsthom, ADR, (France)............................        124,900         3,052,244
  Alltel Corp...............................................         42,800         2,559,975
  Ameritech Corp............................................        171,400        10,862,476
  Andrew Corp.(b)...........................................         13,900           229,350
  Ascend Communications, Inc.(b)............................         30,200         1,985,650
  AT&T Corp.................................................        280,600        21,115,150
  Bell Atlantic Corp........................................        243,200        13,816,800
  BellSouth Corp............................................        305,200        15,221,850
  Deutsche Telekom AG, ADR, (Germany).......................         45,000         1,473,750
  Frontier Corp.............................................         25,700           873,800
  General Instrument Corp...................................         23,200           787,350
  GTE Corp..................................................        150,000        10,115,625
  Lucent Technologies, Inc..................................        205,400        22,594,000
  MCI Worldcom, Inc.........................................        280,414        20,119,705
  Nextel Communications, Inc. (Class "A" Stock)(b)..........         41,100           970,988
  Northern Telecom Ltd......................................        102,140         5,119,768
  SBC Communications, Inc...................................        302,100        16,200,113
  Scientific-Atlanta, Inc...................................         12,400           282,875
  Sprint Corp...............................................        112,950         6,717,269
  Tellabs, Inc.(b)..........................................         28,400         1,947,175
  US West, Inc..............................................         77,860         5,031,703
                                                                             ----------------
                                                                                  167,453,466
                                                                             ----------------
TEXTILES
  National Service Industries, Inc..........................          6,700           254,600
  Pillowtex Corp.(b)........................................         18,530           495,678
  Russell Corp..............................................          5,700           115,781
  Springs Industries, Inc...................................          3,200           132,600
  Tultex Corp.(b)...........................................         88,300            77,263
  VF Corp...................................................         19,100           895,313
                                                                             ----------------
                                                                                    1,971,235
                                                                             ----------------
TOBACCO -- 0.7%
  Philip Morris Co., Inc....................................        479,600        25,658,600
  RJR Nabisco Holdings Corp.................................        303,500         9,010,157
  UST, Inc..................................................         28,900         1,007,888
                                                                             ----------------
                                                                                   35,676,645
                                                                             ----------------
TOYS
  Hasbro, Inc...............................................         20,800           751,400
  Mattel, Inc...............................................         45,551         1,039,132
                                                                             ----------------
                                                                                    1,790,532
                                                                             ----------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp......................................         23,000         2,047,000
  Ryder System, Inc.........................................         12,000           312,000
  Yellow Corp.(b)...........................................         43,600           833,850
                                                                             ----------------
                                                                                    3,192,850
                                                                             ----------------

COMMON                                                                            VALUE
STOCKS (CONTINUED)                                               SHARES          (NOTE 2)
                                                              -------------  ----------------

UTILITY - ELECTRIC -- 0.8%
  Ameren Corp...............................................         21,500  $        917,781
  American Electric Power Co., Inc..........................         29,700         1,397,757
  Baltimore Gas & Electric Co...............................         23,100           713,213
  Carolina Power & Light Co.................................         23,500         1,105,969
  Central & South West Corp.................................         33,200           910,925
  CINergy Corp..............................................         24,700           849,063
  Consolidated Edison, Inc..................................         36,800         1,945,800
  Dominion Resources, Inc...................................         30,300         1,416,525
  DTE Energy Co.............................................         22,700           973,263
  Duke Energy Corp..........................................         56,400         3,613,125
  Edison International......................................         56,700         1,580,513
  Entergy Corp..............................................         38,200         1,188,975
  FirstEnergy Corp.(b)......................................         36,100         1,175,506
  FPL Group, Inc............................................         28,500         1,756,313
  GPU, Inc..................................................         19,900           879,331
  Houston Industries, Inc...................................         44,300         1,423,138
  New Century Energies, Inc.................................         15,000           731,250
  Niagara Mohawk Power Corp.(b).............................         22,600           364,425
  Northern States Power Co..................................         23,300           646,575
  Pacific Gas & Electric Co.................................         59,700         1,880,550
  PacifiCorp................................................         46,400           977,300
  PECO Energy Co............................................         34,900         1,452,713
  PP&L Resources, Inc.......................................         26,000           724,750
  Public Service Enterprise Group, Inc......................         36,300         1,452,000
  Southern Co...............................................        108,100         3,141,656
  Texas Utilities Co........................................         41,600         1,942,200
  Unicom Corp...............................................         33,900         1,307,269
                                                                             ----------------
                                                                                   36,467,885
                                                                             ----------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc.....................................        127,902         5,963,431
                                                                             ----------------
TOTAL COMMON STOCKS
  (cost $1,566,786,221)....................................................     1,853,914,159
                                                                             ----------------

PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES -- 0.6%
  Central Hispano Capital Corp..............................      1,225,900      31,289,903
                                                                             --------------
TELECOMMUNICATIONS -- 0.1%
  Telecomunicacoes Brasileiras S.A., ADR....................         55,900       4,063,231
                                                                             --------------
TOTAL PREFERRED STOCKS
  (cost $36,876,618).......................................................      35,353,134
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,298,572,492)....................................................   4,522,618,555
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
SHORT-TERM                                             RATING      AMOUNT
INVESTMENTS -- 5.0%                                 (UNAUDITED)     (000)
                                                    ------------  ---------
CERTIFICATES OF DEPOSIT-YANKEE
  Alltel Corp.,
    5.75%, 01/04/99...............................       NR       $   1,200       1,200,000
  Avery Dennison,
    5.00%, 01/04/99...............................       NR           1,174       1,174,000
                                                                             --------------
                                                                                  2,374,000
                                                                             --------------
COMMERCIAL PAPER -- 0.3%
  Barton Capital Corp,
    5.35%, 01/04/99...............................       P1           1,200       1,199,465
  Campbell Soup Company,
    4.80%, 01/04/99...............................       P1           1,270       1,269,492
  Countrywide Home Loan,
    5.40%, 01/04/99...............................       P1           1,200       1,199,460
  CXC Inc.,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470
  Dover,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1998

SHORT-TERM                                            MOODY'S     PRINCIPAL
INVESTMENTS                                            RATING      AMOUNT        VALUE
(CONTINUED)                                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  Duke Capital Corp,
    5.05%, 01/04/99...............................       P1       $   1,200  $    1,199,495
  John Hancock Cap. Corp.,
    5.25%, 01/07/99...............................       P1           1,200       1,198,950
  Novartis Finance Corp.,
    5.25%, 01/04/99...............................       P1             912         911,601
  Pitney Bowes Credit Corp,
    5.10%, 01/04/99...............................       P1           1,206       1,205,488
  Reed Elsevier, Inc.,
    5.05%, 01/04/99...............................       P1           1,200       1,199,495
  SBC Communications,
    5.00%, 01/04/99...............................       P1           1,200       1,199,500
  Sonoco Products,
    5.35%, 01/04/99...............................       P1           1,000         999,554
  Triple-A One Plus Funding,,
    5.30%, 01/04/99...............................       P1             728         727,678
  Xerox Capital Corp,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470
                                                                             --------------
                                                                                 15,908,588
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 2.3%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          15,000      14,448,000
    7.25%, 08/16/99...............................      Ba2           3,000       2,976,150
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         32,000      32,104,319
  Comdisco, Inc.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,541,375
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    8.75%, 12/15/99...............................      Baa3          5,000       5,120,350
  Federal Express Corp.,
    10.05%, 06/15/99..............................      Baa3            500         510,090
  First Union Corp.,
    9.45%, 06/15/99...............................       A3           4,000       4,071,961
  Lehman Brothers Holdings, Inc.,
    6.71%, 10/12/99...............................      Baa1          6,000       6,049,020
  Okobank, (Finland),
    6.793%, 1/14/99 ..............................       A3          12,500      12,500,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,068,850
  Tele-Communications, Inc.,
    6.375%, 09/15/99..............................      Ba1           8,000       8,056,240
                                                                             --------------
                                                                                107,446,355
                                                                             --------------

SHORT-TERM                                            MOODY'S     PRINCIPAL
INVESTMENTS                                            RATING      AMOUNT        VALUE
(CONTINUED)                                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REPURCHASE AGREEMENT -- 2.3%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99 (Note 5).....................                $ 109,421  $  109,421,000
                                                                             --------------
U. S. GOVERNMENT OBLIGATION -- 0.1%
  United States Treasury Bills,
    4.32%, 03/18/99 (a)...........................                      100          99,088
    4.36%, 03/18/99 (a)...........................                    4,650       4,607,199
                                                                             --------------
                                                                                  4,706,287
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $197,485,955)......................................................     239,856,230
                                                                             --------------
TOTAL INVESTMENTS -- 99.3%
  (cost $4,496,058,447; Note 6)............................................
                                                                              4,762,474,785
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D).............................
                                                                                     85,990
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%..............................
                                                                                 33,398,995
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................
                                                                             $4,795,959,770
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Security segregated as collateral for futures contracts.

(b)  Non-income producing security.

(c)  Issue in default.

(d)  Open futures contracts as of December 31, 1998 are as follows:

                                                         VALUE AT
NUMBER OF                     EXPIRATION   VALUE AT    DECEMBER 31,   APPRECIATION/
CONTRACTS        TYPE            DATE     TRADE DATE       1998       DEPRECIATION
Long Position:
   307     U.S. T-Bond          Mar 99    $39,190,000  $39,228,844     $   38,844
   148     S&P 500 Index        Mar 99    $43,681,225  $46,083,500     $2,402,275
   110     U.S. Treasury 5yr    Mar 99    $12,429,218  $12,467,812     $   38,594
                                                                      -------------
                                                                       $2,479,713
                                                                      -------------
                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

                           FLEXIBLE MANAGED PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 88.7%
                                                                       VALUE
COMMON STOCKS -- 52.8%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.0%
  Aeroquip-Vickers, Inc...........................          4,500  $      134,719
  AlliedSignal, Inc...............................         91,400       4,050,162
  Boeing Co.......................................        162,100       5,288,512
  GenCorp, Inc....................................        403,900      10,072,256
  General Dynamics Corp...........................         20,400       1,195,950
  Goodrich (B.F.) Co..............................         11,600         416,150
  Litton Industries, Inc. (a).....................        306,000      19,966,500
  Lockheed Martin Corp............................         31,500       2,669,625
  Northrop Grumman Corp...........................         10,800         789,750
  Raytheon Co. (Class "B" Stock)..................         55,000       2,928,750
  United Technologies Corp........................         37,700       4,099,875
                                                                   --------------
                                                                       51,612,249
                                                                   --------------
AIRLINES -- 1.2%
  AMR Corp. (a)...................................        646,300      38,374,062
  Delta Air Lines, Inc............................         24,200       1,258,400
  Southwest Airlines Co...........................         53,700       1,204,894
  US Airways Group, Inc. (a)......................        479,200      24,918,400
                                                                   --------------
                                                                       65,755,756
                                                                   --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...        310,300       4,286,018
  Nike, Inc. (Class "B" Stock)....................         47,200       1,914,550
  Reebok International Ltd........................          9,100         135,362
                                                                   --------------
                                                                        6,335,930
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.2%
  Cummins Engine Co., Inc.........................          6,200         220,100
  DaimlerChrysler AG..............................        327,975      31,506,098
  Dana Corp.......................................         26,550       1,085,231
  Ford Motor Co...................................        478,700      28,093,707
  General Motors Corp.............................        553,900      39,638,469
  Genuine Parts Co................................         29,000         969,687
  Johnson Controls, Inc...........................         13,700         808,300
  MascoTech, Inc..................................        388,000       6,644,500
  Midas, Inc......................................         90,866       2,828,204
  Navistar International Corp. (a)................         11,700         333,450
  PACCAR, Inc.....................................         12,600         518,175
  Titan International, Inc........................        415,700       3,949,150
  TRW, Inc........................................         19,900       1,118,131
                                                                   --------------
                                                                      117,713,202
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.0%
  Banc One Corp...................................        190,264       9,715,355
  Bank of New York Co., Inc.......................        122,000       4,910,500
  BankAmerica Corp................................        281,141      16,903,603
  BankBoston Corp.................................         47,200       1,837,850
  Bankers Trust Corp..............................         15,900       1,358,456
  BB&T Corp.......................................         46,200       1,862,437
  Chase Manhattan Corp............................        136,700       9,304,144
  Comerica, Inc...................................         25,500       1,738,781
  First Union Corp................................        156,800       9,535,400
  Fleet Financial Group, Inc......................         90,000       4,021,875
  Golden West Financial Corp......................          9,200         843,525
  Huntington Bancshares, Inc......................         34,120       1,025,732
  KeyCorp.........................................         71,200       2,278,400
  Mellon Bank Corp................................         41,300       2,839,375
  Mercantile Bancorporation, Inc..................         23,800       1,097,775
  Morgan (J.P.) & Co., Inc........................         28,800       3,025,800
  National City Corp..............................         53,200       3,857,000
  Northern Trust Corp.............................         18,100       1,580,356
  PNC Bank Corp...................................         49,500       2,679,187

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Providian Financial Corp........................         23,100  $    1,732,500
  Regions Financial Corp..........................         32,000       1,290,000
  Republic New York Corp..........................         17,700         806,456
  Summit Bancorp..................................         28,500       1,245,094
  Suntrust Banks, Inc.............................         34,200       2,616,300
  Synovus Financial Corp..........................         42,500       1,035,937
  U.S. Bancorp....................................        119,400       4,238,700
  Union Planters Corp.............................         18,000         815,625
  Wachovia Corp...................................         33,400       2,920,412
  Wells Fargo & Co................................        259,400      10,359,787
                                                                   --------------
                                                                      107,476,362
                                                                   --------------
BUSINESS SERVICES
  Equifax, Inc....................................         24,400         834,175
  Omnicom Group, Inc..............................         27,300       1,583,400
                                                                   --------------
                                                                        2,417,575
                                                                   --------------
CHEMICALS -- 1.1%
  Air Products & Chemicals, Inc...................         38,100       1,524,000
  Dow Chemical Co.................................         36,800       3,346,500
  Du Pont (E.I.) de Nemours & Co..................        183,500       9,736,969
  Eastman Chemical Co.............................         12,700         568,325
  Engelhard Corp..................................         23,400         456,300
  Ferro Corp......................................        553,650      14,394,900
  FMC Corp. (a)...................................          5,600         313,600
  Grace (W.R.) & Co...............................         12,000         188,250
  Great Lakes Chemical Corp.......................          9,700         388,000
  Hercules, Inc...................................         15,700         429,787
  Millennium Chemicals, Inc. (a)..................        601,600      11,956,800
  Monsanto Co.....................................         96,200       4,569,500
  Morton International, Inc.......................         21,200         519,400
  Nalco Chemical Co...............................         10,800         334,800
  OM Group, Inc...................................        260,300       9,500,950
  Praxair, Inc....................................         25,600         902,400
  Raychem Corp....................................         13,800         445,912
  Rohm & Haas Co..................................         29,700         894,712
  Sigma-Aldrich Corp..............................         16,300         478,812
  Union Carbide Corp..............................         20,800         884,000
                                                                   --------------
                                                                       61,833,917
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a)...............................        136,500       2,602,031
  Deluxe Corp.....................................         13,200         482,625
  Moore Corp. Ltd.................................         14,300         157,300
                                                                   --------------
                                                                        3,241,956
                                                                   --------------
COMPUTER SERVICES -- 2.2%
  3Com Corp. (a)..................................         57,500       2,576,719
  Adobe Systems, Inc..............................         11,200         523,600
  America Online, Inc. (a)........................         10,900       1,744,000
  Autodesk, Inc...................................          7,600         324,425
  Automatic Data Processing, Inc..................         48,500       3,889,094
  BMC Software, Inc. (a)..........................         32,600       1,452,737
  Cabletron Systems, Inc. (a).....................         25,600         214,400
  Ceridian Corp. (a)..............................         11,700         816,806
  Cisco Systems, Inc. (a).........................        248,500      23,063,906
  Computer Associates International, Inc..........         88,600       3,776,575
  Computer Sciences Corp. (a).....................         25,300       1,630,269
  Electronic Data Systems Corp....................         78,000       3,919,500
  EMC Corp. (a)...................................         80,400       6,834,000
  First Data Corp.................................         69,400       2,199,112
  Microsoft Corp. (a).............................        396,700      55,017,331

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
COMPUTER SERVICES (CONT'D.)
  Novell, Inc. (a)................................         56,900  $    1,031,312
  Oracle Corp. (a)................................        159,500       6,878,437
  Parametric Technology Corp. (a).................         43,200         707,400
  Peoplesoft, Inc.................................         30,000         568,125
  Silicon Graphics, Inc. (a)......................         30,400         391,400
  Unisys Corp.....................................         40,400       1,391,275
                                                                   --------------
                                                                      118,950,423
                                                                   --------------
COMPUTERS -- 1.4%
  Apple Computer, Inc. (a)........................         21,600         884,250
  Compaq Computer Corp............................        267,961      11,237,614
  Data General Corp. (a)..........................          7,900         129,856
  Dell Computer Corp. (a).........................        203,200      14,871,700
  Gateway 2000, Inc. (a)..........................         25,100       1,284,806
  Hewlett-Packard Co..............................        168,600      11,517,487
  International Business Machines Corp............        149,800      27,675,550
  Seagate Technology, Inc. (a)....................         39,300       1,188,825
  Sun Microsystems, Inc. (a)......................         61,200       5,240,250
                                                                   --------------
                                                                       74,030,338
                                                                   --------------
CONSTRUCTION -- 0.6%
  Centex Corp.....................................          9,600         432,600
  Fluor Corp......................................         13,600         578,850
  Foster Wheeler Corp.............................          6,600          87,037
  Oakwood Homes Corp..............................        572,000       8,687,250
  Pulte Corp......................................          6,900         191,906
  Standard Pacific Corp...........................        632,400       8,932,650
  Webb (Del E.) Corp..............................        576,500      15,889,781
                                                                   --------------
                                                                       34,800,074
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          4,900         224,175
  Bemis Co., Inc..................................          8,600         326,262
  Crown Cork & Seal Co., Inc......................         20,800         640,900
  Owens-Illinois, Inc. (a)........................        260,800       7,987,000
  Sealed Air Corp.................................         13,400         684,237
                                                                   --------------
                                                                        9,862,574
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)............          9,200         245,525
  Avon Products, Inc..............................         42,800       1,893,900
  Colgate-Palmolive Co............................         47,900       4,448,712
  Gillette Co.....................................        181,600       8,773,550
  International Flavors & Fragrances, Inc.........         17,700         782,119
  Procter & Gamble Co.............................        216,700      19,787,419
                                                                   --------------
                                                                       35,931,225
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.............................         17,300         779,581
  Pitney Bowes, Inc...............................         44,400       2,933,175
  Xerox Corp......................................         52,800       6,230,400
                                                                   --------------
                                                                        9,943,156
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.3%
  Fortune Brands, Inc.............................         27,800         879,175
  General Electric Corp...........................        522,400      53,317,450
  Loews Corp......................................        183,800      18,058,350
                                                                   --------------
                                                                       72,254,975
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DRUGS AND MEDICAL SUPPLIES -- 3.5%
  Abbott Laboratories.............................        248,000  $   12,152,000
  Allergan, Inc...................................         10,600         686,350
  ALZA Corp. (a)..................................         13,900         726,275
  American Home Products Corp.....................        210,700      11,865,044
  Amgen, Inc. (a).................................         41,700       4,360,256
  Bard (C.R.), Inc................................          9,200         455,400
  Bausch & Lomb, Inc..............................          9,000         540,000
  Baxter International, Inc.......................         45,400       2,919,787
  Becton, Dickinson & Co..........................         39,700       1,694,694
  Biomet, Inc.....................................         18,100         728,525
  Boston Scientific Corp. (a).....................         63,200       1,694,550
  Bristol-Myers Squibb Co.........................        159,700      21,369,856
  Cardinal Health, Inc............................         32,250       2,446,969
  Guidant Corp....................................         24,400       2,690,100
  Johnson & Johnson...............................        217,200      18,217,650
  Lilly (Eli) & Co................................        176,900      15,721,987
  Mallinckrodt, Inc...............................         11,800         363,587
  Medtronic, Inc..................................         75,900       5,635,575
  Merck & Co., Inc................................        191,200      28,237,850
  Pfizer, Inc.....................................        210,500      26,404,594
  Pharmacia & Upjohn, Inc.........................         82,300       4,660,237
  Schering-Plough Corp............................        237,400      13,116,350
  St. Jude Medical, Inc. (a)......................         14,900         412,544
  Warner-Lambert Co...............................        132,400       9,954,825
                                                                   --------------
                                                                      187,055,005
                                                                   --------------
ELECTRONICS -- 1.3%
  Advanced Micro Devices, Inc. (a)................         23,000         665,562
  AMP Inc.........................................         35,700       1,858,631
  Applied Materials, Inc. (a).....................         59,400       2,535,637
  Belden, Inc.....................................        275,600       5,839,275
  EG&G, Inc.......................................          7,300         203,031
  Emerson Electric Co.............................         71,900       4,498,244
  Grainger (W.W.), Inc............................         16,100         670,162
  Harris Corp.....................................         13,000         476,125
  Honeywell, Inc..................................         20,600       1,551,437
  Intel Corp......................................        269,700      31,976,306
  KLA-Tencor Corp. (a)............................         13,700         594,237
  LSI Logic Corp. (a).............................         23,000         370,875
  Micron Technology, Inc..........................         34,300       1,734,294
  Motorola, Inc...................................         96,800       5,910,850
  National Semiconductor Corp. (a)................         26,700         360,450
  Perkin-Elmer Corp...............................          7,900         770,744
  Rockwell International Corp.....................         32,500       1,578,281
  Solectron Corp..................................          5,200         483,275
  Tektronix, Inc..................................          8,200         246,512
  Texas Instruments, Inc..........................         63,200       5,407,550
  Thomas & Betts Corp.............................          9,000         389,812
                                                                   --------------
                                                                       68,121,290
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holding, Inc. (a)..................        244,900       6,061,275
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.2%
  Browning-Ferris Industries, Inc.................         29,800         847,437
  Waste Management, Inc...........................        256,562      11,962,203
                                                                   --------------
                                                                       12,809,640
                                                                   --------------
FINANCIAL SERVICES -- 3.0%
  American Express Co.............................         73,300       7,494,925
  Associates First Capital Corp...................        112,390       4,762,526
  Bear Stearns Companies, Inc.....................         17,500         654,062
  Block (H.R.), Inc...............................         17,000         765,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FINANCIAL SERVICES (CONT'D.)
  Capital One Financial Corp......................         10,200  $    1,173,000
  Citigroup, Inc..................................        584,451      28,930,324
  Countrywide Credit Industries, Inc..............         17,600         883,300
  Dun & Bradstreet Corp...........................         27,600         871,125
  Federal Home Loan Mortgage Corp.................        109,600       7,062,350
  Federal National Mortgage Association...........        167,500      12,395,000
  Fifth Third Bancorp.............................         41,100       2,930,944
  Franklin Resources, Inc.........................         41,000       1,312,000
  Household International, Inc....................         78,392       3,106,283
  Lehman Brothers Holdings, Inc...................        724,900      31,940,906
  MBNA Corp.......................................        121,800       3,037,387
  Merrill Lynch & Co., Inc........................        294,000      19,624,500
  Morgan Stanley Dean Witter & Co.................        317,795      22,563,445
  Paychex, Inc....................................         23,000       1,183,062
  Schwab (Charles) Corp. (a)......................         64,500       3,624,094
  SLM Holding Corp................................         26,000       1,248,000
  State Street Corp...............................         26,100       1,815,581
  SunAmerica, Inc.................................         31,700       2,571,662
  Transamerica Corp...............................         10,200       1,178,100
  Washington Mutual, Inc..........................         92,336       3,526,081
                                                                   --------------
                                                                      164,653,657
                                                                   --------------
FOOD & BEVERAGES -- 2.3%
  Anheuser-Busch Companies, Inc...................         79,400       5,210,625
  Archer-Daniels-Midland Co.......................        101,115       1,737,914
  Bestfoods.......................................         46,700       2,486,775
  Brown-Forman Corp. (Class "B" Stock)............         11,200         847,700
  Campbell Soup Co................................         74,000       4,070,000
  Coca-Cola Co....................................        395,900      26,475,812
  Coca-Cola Enterprises, Inc......................         62,000       2,216,500
  ConAgra, Inc....................................         77,100       2,428,650
  Coors (Adolph) Co. (Class "B" Stock)............          6,000         338,625
  General Mills, Inc..............................         25,700       1,998,175
  Heinz (H.J.) & Co...............................         59,300       3,357,862
  Hershey Foods Corp..............................         23,200       1,442,750
  Kellogg Co......................................         66,600       2,272,725
  PepsiCo, Inc....................................        240,300       9,837,281
  Pioneer Hi-Bred International, Inc..............         39,600       1,069,200
  Quaker Oats Co..................................         22,400       1,332,800
  Ralston-Ralston Purina Group....................         52,000       1,683,500
  RJR Nabisco Holdings Corp.......................      1,124,200      33,374,688
  Sara Lee Corp...................................        149,600       4,216,850
  Seagram Co., Ltd................................         57,800       2,196,400
  Sysco Corp......................................         55,200       1,514,550
  Whitman Corp....................................        545,200      13,834,450
  Wrigley (William) Jr. Co........................         18,800       1,683,775
                                                                   --------------
                                                                      125,627,607
                                                                   --------------
FOREST PRODUCTS -- 1.5%
  Boise Cascade Corp..............................        669,400      20,751,400
  Champion International Corp.....................        404,400      16,378,200
  Fort James Corp.................................         35,200       1,408,000
  Georgia-Pacific Corp............................         15,000         878,437
  International Paper Co..........................         49,000       2,195,812
  Louisiana-Pacific Corp..........................        706,600      12,939,612
  Mead Corp.......................................        406,800      11,924,325
  Potlatch Corp...................................          4,700         173,312
  Temple-Inland, Inc..............................          9,100         539,744
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOREST PRODUCTS (CONT'D.)
  Union Camp Corp.................................         11,300  $      762,750
  Westvaco Corp...................................         16,600         445,087
  Weyerhaeuser Co.................................         32,300       1,641,244
  Willamette Industries, Inc......................        302,500      10,133,750
                                                                   --------------
                                                                       80,171,673
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group...........................         13,500         779,625
  Consolidated Natural Gas Co.....................         15,500         837,000
  Peoples Energy Corp.............................          5,700         227,287
  Sempra Energy...................................         37,053         940,220
  Sonat, Inc......................................         17,800         481,712
  Williams Companies, Inc.........................         66,600       2,077,087
                                                                   --------------
                                                                        5,342,931
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp....................        911,500      22,559,625
  HBO & Co........................................         71,300       2,045,419
  Healthsouth Corp. (a)...........................         65,700       1,014,244
  Humana, Inc. (a)................................         26,600         473,812
  IMS Health, Inc.................................         26,300       1,984,006
  Manor Care, Inc.................................         13,300         390,687
  Service Corp. International.....................         40,800       1,552,950
  Shared Medical Systems Corp.....................          4,200         209,475
  Tenet Healthcare Corp. (a)......................         49,700       1,304,625
                                                                   --------------
                                                                       31,534,843
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co.......................................         16,700       1,950,769
  Kimberly-Clark Corp.............................         90,100       4,910,450
  Leggett & Platt, Inc............................        470,800      10,357,600
                                                                   --------------
                                                                       17,218,819
                                                                   --------------
HOUSING RELATED -- 1.3%
  Armstrong World Industries, Inc.................          6,500         392,031
  Fleetwood Enterprises, Inc......................          6,100         211,975
  Hanson, PLC, ADR, (United Kingdom)..............      1,221,100      47,622,900
  Kaufman & Broad Home Corp.......................          6,400         184,000
  Lowe's Companies, Inc...........................         56,800       2,907,450
  Masco Corp......................................         53,500       1,538,125
  Maytag Corp.....................................         15,400         958,650
  Owens Corning...................................        413,400      14,649,862
  Stanley Works...................................         14,400         399,600
  Tupperware Corp.................................          9,900         162,731
  Whirlpool Corp..................................         12,100         670,037
                                                                   --------------
                                                                       69,697,361
                                                                   --------------
INSURANCE -- 2.3%
  Aetna, Inc......................................         24,100       1,894,862
  Allstate Corp...................................        135,800       5,245,275
  American General Corp...........................         41,100       3,205,800
  American International Group, Inc...............        169,200      16,348,950
  Aon Corp........................................         27,100       1,500,662
  Berkley (W.R.) Corp.............................        175,850       5,989,891
  Berkshire Hathaway, Inc. (Class "B" Stock)......            494       1,159,725
  Chubb Corp......................................         27,600       1,790,550
  CIGNA Corp......................................         36,000       2,783,250
  Cincinnati Financial Corp.......................         26,700         977,887
  Conseco, Inc....................................         50,687       1,549,121
  Financial Security Assurance Holdings Ltd.......        140,100       7,600,425

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
INSURANCE (CONT'D.)
  Hartford Financial Services Group, Inc..........         38,300  $    2,101,712
  Jefferson-Pilot Corp............................         17,200       1,290,000
  Lincoln National Corp...........................         16,600       1,358,087
  Marsh & McLennan Companies, Inc.................         41,300       2,413,469
  MBIA, Inc.......................................         15,900       1,042,444
  Magic Investment Corp...........................         18,500         736,531
  Progressive Corp................................         11,700       1,981,687
  Provident Companies, Inc........................        238,400       9,893,600
  Reinsurance Group of America, Inc...............        474,600      33,222,000
  SAFECO Corp.....................................         22,900         983,269
  St. Paul Companies, Inc.........................         37,400       1,299,650
  TIG Holdings, Inc...............................        351,200       5,465,550
  Torchmark Corp..................................         22,700         801,594
  Trenwick Group, Inc.............................        273,300       8,916,413
  United Healthcare Corp..........................         30,500       1,313,406
  UNUM Corp.......................................         22,500       1,313,438
                                                                   --------------
                                                                      124,179,248
                                                                   --------------
INTRUMENTS - CONTROLS -- 0.1%
  Parker-Hannifin Corp............................        194,900       6,382,975
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp..................................         16,200         400,950
  Carnival Corp. (Class "A" Stock)................         78,500       3,768,000
  Disney (Walt) Co................................        328,300       9,849,000
  Harrah's Entertainment, Inc. (a)................         16,400         257,275
  Hilton Hotels Corp..............................         40,600         776,475
  King World Productions, Inc.....................         11,900         350,306
  Marriott International, Inc. (Class "A"
    Stock)........................................         41,400       1,200,600
  Mirage Resorts, Inc. (a)........................         29,100         434,681
                                                                   --------------
                                                                       17,037,287
                                                                   --------------
MACHINERY -- 0.6%
  Briggs & Stratton Corp..........................          4,000         199,500
  Case Corp.......................................        369,200       8,053,175
  Caterpillar, Inc................................         60,400       2,778,400
  Cooper Industries, Inc..........................         19,600         934,675
  Deere & Co......................................         40,500       1,341,563
  Dover Corp......................................         36,100       1,322,163
  DT Industries, Inc..............................        146,800       2,312,100
  Eaton Corp......................................         11,600         819,975
  Global Industrial Technologies, Inc. (a)........        258,100       2,758,444
  Harnischfeger Industries, Inc...................          7,800          79,463
  Ingersoll-Rand Co...............................         26,900       1,262,619
  Milacron, Inc...................................          6,400         123,200
  Paxar Corp......................................        954,575       8,531,514
  Snap-On, Inc....................................          9,900         344,644
  Timken Co.......................................         10,200         192,525
                                                                   --------------
                                                                       31,053,960
                                                                   --------------
MANUFACTURING -- 0.5%
  Flowserve Corp..................................        161,991       2,682,976
  Hussmann International, Inc.....................        272,600       5,281,625
  Illinois Tool Works, Inc........................         40,400       2,343,200
  Smith (A.O.) Corp...............................        433,350      10,644,159
  Tyco International Ltd..........................        102,157       7,706,469
                                                                   --------------
                                                                       28,658,429
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------

MEDIA -- 2.2%
  CBS Corp. (a)...................................        910,000  $   29,802,500
  Central Newspapers, Inc.(Class "A" Stock).......        205,300      14,666,119
  Clear Channel Communications, Inc. (a)..........         40,000       2,180,000
  Comcast Corp. (Special Class "A" Stock).........         57,600       3,380,400
  Donnelley (R.R.) & Sons Co......................         23,700       1,038,356
  Dow Jones & Co., Inc............................         15,600         750,750
  Gannett Co., Inc................................         46,000       3,044,625
  Houghton Mifflin Co.............................        240,700      11,373,075
  Interpublic Group of Companies, Inc.............         21,200       1,690,700
  Knight-Ridder, Inc..............................        251,600      12,863,051
  Lee Enterprises, Inc............................        208,900       6,580,350
  McGraw-Hill, Inc................................         16,100       1,640,188
  Mediaone Group, Inc.............................         98,500       4,629,500
  Meredith Corp...................................          8,600         325,725
  New York Times Co. (Class "A" Stock)............         31,200       1,082,250
  Tele-Communications, Inc. (Class "A"
    Stock) (a)....................................         82,268       4,550,449
  Time Warner, Inc................................        189,400      11,754,638
  Times Mirror Co. (Class "A" Stock)..............         14,300         800,800
  Tribune Co......................................         19,900       1,313,400
  Viacom, Inc. (Class "B" Stock) (a)..............         57,300       4,240,200
                                                                   --------------
                                                                      117,707,076
                                                                   --------------
METALS-FERROUS -- 0.8%
  AK Steel Holding Corp...........................        880,000      20,680,000
  Allegheny Teledyne, Inc.........................         31,800         649,913
  Bethlehem Steel Corp. (a).......................        924,400       7,741,851
  LTV Corp........................................        841,400       4,890,638
  Material Sciences Corp. (a).....................        397,900       3,382,150
  National Steel Corp. (Class "B" Stock) (a)......        172,800       1,231,200
  Nucor Corp......................................         14,200         614,150
  USX-U.S. Steel Group, Inc.......................        291,100       6,695,300
  Worthington Industries, Inc.....................         15,700         196,250
                                                                   --------------
                                                                       46,081,452
                                                                   --------------
METALS-NON FERROUS -- 1.0%
  Alcan Aluminum Ltd..............................         36,900         998,606
  Aluminum Company of America.....................        678,200      50,568,287
  Cyprus Amax Minerals Co.........................         15,100         151,000
  Inco Ltd........................................         27,000         285,188
  Reynolds Metals Co..............................         11,900         626,981
                                                                   --------------
                                                                       52,630,062
                                                                   --------------
MINERAL RESOURCES
  ASARCO, Inc.....................................          6,500          97,906
  Burlington Resources, Inc.......................         28,600       1,024,237
  Homestake Mining Co.............................         34,300         315,131
  Phelps Dodge Corp...............................          9,500         483,313
                                                                   --------------
                                                                        1,920,587
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  AES Corp........................................         25,000       1,184,375
  Coltec Industries, Inc..........................        179,200       3,494,400
  Crane Co........................................         11,100         335,081
  Danaher Corp....................................         14,000         760,375
  Donaldson Co., Inc..............................        448,600       9,308,450
  Ecolab, Inc.....................................         20,900         756,319

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY (CONT'D.)
  IDEX Corp.......................................        246,700  $    6,044,150
  ITT Industries, Inc.............................         19,300         767,175
  Laidlaw, Inc....................................         53,300         536,331
  Mark IV Industries, Inc.........................        355,500       4,621,500
  Millipore Corp..................................          7,000         199,063
  NACCO Industries, Inc. (Class "A" Stock)........          1,300         119,600
  Pall Corp.......................................         20,200         511,313
  PPG Industries, Inc.............................         28,900       1,683,425
  Textron, Inc....................................         26,700       2,027,531
  Thermo Electron Corp. (a).......................         25,800         436,988
  Trinity Industries, Inc.........................        214,100       8,242,850
  Wolverine Tube, Inc. (a)........................        155,300       3,261,300
  York International Corp.........................        110,600       4,513,863
                                                                   --------------
                                                                       48,804,089
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 0.6%
  American Greetings Corp. (Class "A" Stock)......         11,800         484,538
  Black & Decker Corp.............................         15,400         863,362
  Corning, Inc....................................         37,400       1,683,000
  Eastman Kodak Co................................        195,400      14,068,800
  Jostens, Inc....................................          6,300         164,981
  Minnesota Mining & Manufacturing Co.............         66,200       4,708,475
  Polaroid Corp...................................          7,300         136,419
  Rubbermaid, Inc.................................         24,300         763,931
  Unilever N.V., ADR, (United Kingdom)............        103,800       8,608,913
                                                                   --------------
                                                                       31,482,419
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc....................................         27,600         940,125
                                                                   --------------
OIL & GAS -- 2.4%
  Amerada Hess Corp...............................         14,800         736,300
  Amoco Corp......................................        154,200       9,309,825
  Anadarko Petroleum Corp.........................         19,400         598,975
  Ashland, Inc....................................         12,200         590,175
  Atlantic Richfield Co...........................         52,000       3,393,000
  Basin Exploration, Inc. (a).....................         71,400         896,963
  Cabot Oil & Gas Corp. (Class "A" Stock).........        363,800       5,457,000
  Chevron Corp....................................        106,500       8,832,844
  Coastal Corp....................................         34,500       1,205,344
  Eastern Enterprises.............................          3,300         144,375
  Enron Oil & Gas Co..............................        198,700       3,427,575
  Exxon Corp......................................        393,100      28,745,438
  Kerr-McGee Corp.................................          7,700         294,525
  Mobil Corp......................................        125,500      10,934,188
  Murphy Oil Corp.................................        114,000       4,702,500
  NICOR, Inc......................................          7,800         329,550
  Noble Affiliates, Inc...........................        208,900       5,144,163
  Phillips Petroleum Co...........................         42,600       1,815,825
  Pioneer Natural Resources Co....................      1,488,431      13,023,771
  Royal Dutch Petroleum Co........................        345,700      16,550,388
  Seagull Energy Corp. (a)........................        245,500       1,549,719
  Sunoco, Inc.....................................         15,300         551,756
  Texaco, Inc.....................................         87,700       4,637,138
  Union Pacific Resources Group, Inc..............         41,200         373,375
  Unocal Corp.....................................         39,900       1,164,581
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS (CONT'D.)
  USX-Marathon Group..............................         46,800  $    1,409,850
  Western Gas Resources, Inc......................        423,100       2,432,825
                                                                   --------------
                                                                      128,251,968
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.7%
  Elf Aquitaine SA, ADR, (France).................        513,400      29,071,275
  Occidental Petroleum Corp.......................         57,100         963,563
  Oryx Energy Co. (a).............................        524,100       7,042,594
                                                                   --------------
                                                                       37,077,432
                                                                   --------------
OIL & GAS SERVICES -- 1.3%
  Apache Corp.....................................         15,500         392,344
  Baker Hughes, Inc...............................         51,340         908,076
  Enron Corp......................................         53,200       3,035,725
  Halliburton Co..................................         70,900       2,100,413
  Helmerich & Payne, Inc..........................          8,200         158,875
  J. Ray McDermott, SA............................        672,900      16,443,994
  McDermott International, Inc....................      1,745,600      43,094,501
  ONEOK, Inc......................................          5,000         180,625
  Rowan Companies, Inc. (a).......................         14,100         141,000
  Schlumberger Ltd................................         85,800       3,957,525
                                                                   --------------
                                                                       70,413,078
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd...........................        340,400       2,808,300
  Barrick Gold Corp...............................         60,400       1,177,800
  Battle Mountain Gold Co.........................         37,200         153,450
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)........................................         31,400         327,738
  Newmont Mining Corp.............................         25,400         458,788
  Placer Dome, Inc................................         40,000         460,000
                                                                   --------------
                                                                        5,386,076
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp...............         75,900       2,561,625
  CSX Corp........................................         35,400       1,469,100
  Norfolk Southern Corp...........................         61,100       1,936,106
  Union Pacific Corp..............................         40,000       1,802,500
                                                                   --------------
                                                                        7,769,331
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 1.2%
  Crescent Operating, Inc.........................         67,240         319,390
  Crescent Real Estate Equities Co................      1,377,600      31,684,800
  Equity Residential Properties Trust.............        150,900       6,102,019
  Vornado Operating, Inc. (a).....................         20,000         161,250
  Vornado Realty Trust (a)........................        745,100      25,147,125
                                                                   --------------
                                                                       63,414,584
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc.........................         19,000         342,000
  McDonald's Corp.................................        111,700       8,559,013
  Tricon Global Restaurants, Inc. (a).............         24,600       1,233,075
  Wendy's International, Inc......................         21,500         468,969
                                                                   --------------
                                                                       10,603,057
                                                                   --------------
RETAIL -- 3.7%
  Albertson's, Inc................................         39,800       2,534,763
  American Stores Co..............................         44,300       1,636,331
  AutoZone, Inc. (a)..............................         24,600         810,263
  Bombay Co., Inc. (a)............................        571,600       3,179,525
  Charming Shoppes, Inc. (a)......................      3,332,400      14,370,975
  Circuit City Stores, Inc........................         16,000         799,000
  Consolidated Stores Corp........................         17,400         351,263
  Costco Companies, Inc. (a)......................         34,700       2,504,906

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
RETAIL (CONT'D.)
  CVS Corp........................................         62,000  $    3,410,000
  Dayton-Hudson Corp..............................         70,800       3,840,900
  Designs, Inc. (a)...............................        203,900         395,056
  Dillard's, Inc..................................        148,300       4,208,013
  Dollar General Corp.............................         27,500         649,688
  Federated Department Stores, Inc. (a)...........         34,000       1,481,125
  Fred Meyer, Inc.................................         23,000       1,385,750
  Great Atlantic & Pacific Tea Co., Inc...........          6,200         183,675
  Harcourt General, Inc...........................         11,500         611,656
  Home Depot, Inc.................................        237,200      14,513,675
  IKON Office Solutions, Inc......................         21,800         186,663
  J.C. Penney Co., Inc............................         40,500       1,898,438
  Jan Bell Marketing, Inc. (a)....................        295,700       1,903,569
  Kmart Corp. (a).................................      2,576,000      39,445,000
  Kohl's Corp. (a)................................         25,200       1,548,225
  Kroger Co. (a)..................................         41,300       2,498,650
  Liz Claiborne, Inc..............................         10,900         344,031
  Longs Drug Stores, Inc..........................          6,300         236,250
  May Department Stores Co........................         37,500       2,264,063
  Newell Co.......................................         25,800       1,064,250
  Nordstrom, Inc..................................         28,900       1,002,469
  Pep Boys - Manny, Moe & Jack....................         10,300         161,581
  Phillips-Van Heusen Corp........................        389,200       2,797,375
  Rite Aid Corp...................................         41,800       2,071,713
  Safeway, Inc. (a)...............................         72,000       4,387,500
  Sears, Roebuck & Co.............................         63,500       2,698,750
  Sherwin-Williams Co.............................         28,000         822,500
  Staples, Inc. (a)...............................         43,000       1,878,563
  Supervalu, Inc..................................         19,400         543,200
  Tandy Corp......................................         16,700         687,831
  The Gap, Inc....................................         96,300       5,416,875
  The Limited, Inc................................        826,500      24,071,813
  TJX Companies, Inc..............................         52,400       1,519,600
  Toys 'R' Us, Inc. (a)...........................        404,100       6,819,188
  Wal-Mart Stores, Inc............................        360,200      29,333,788
  Walgreen Co.....................................         80,300       4,702,569
  Winn-Dixie Stores, Inc..........................         24,100       1,081,488
                                                                   --------------
                                                                      198,252,506
                                                                   --------------
RUBBER -- 0.2%
  Cooper Tire & Rubber Co.........................         12,800         261,600
  Goodyear Tire & Rubber Co.......................        186,400       9,401,550
                                                                   --------------
                                                                        9,663,150
                                                                   --------------
TELECOMMUNICATIONS -- 3.4%
  Airtouch Communications, Inc. (a)...............         91,400       6,592,225
  Alcatel Alsthom, ADR, (France)..................        513,000      12,536,438
  Alltel Corp.....................................         43,000       2,571,938
  Ameritech Corp..................................        177,500      11,249,063
  Andrew Corp. (a)................................         14,300         235,950
  Ascend Communications, Inc. (a).................         31,300       2,057,975
  AT&T Corp.......................................        290,800      21,882,700
  Bell Atlantic Corp..............................        251,800      14,305,388
  BellSouth Corp..................................        316,000      15,760,500
  Deutsche Telekom AG, ADR, (Germany).............        185,000       6,058,750
  Frontier Corp...................................         26,700         907,800
  General Instrument Corp.........................         24,000         814,500
  GTE Corp........................................        155,300      10,473,044
  Lucent Technologies, Inc........................        211,000      23,210,000
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
TELECOMMUNICATIONS (CONT'D.)
  MCI WorldCom, Inc...............................        287,270  $   20,611,623
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................         42,500       1,004,063
  Northern Telecom Ltd............................        105,800       5,303,225
  SBC Communications, Inc.........................        313,200      16,795,350
  Scientific-Atlanta, Inc.........................         12,800         292,000
  Sprint Corp.....................................         69,700       5,863,513
  Sprint Corp. (PCS Group)........................         46,850       1,083,406
  Tellabs, Inc. (a)...............................         30,600       2,098,013
  US West, Inc....................................         80,441       5,198,500
                                                                   --------------
                                                                      186,905,964
                                                                   --------------
TEXTILES -- 0.1%
  National Service Industries, Inc................          6,900         262,200
  Pillowtex Corp. (a).............................         73,932       1,977,681
  Russell Corp....................................          5,900         119,844
  Springs Industries, Inc.........................          3,300         136,744
  Tultex Corp. (a)................................        362,600         317,275
  VF Corp.........................................         19,800         928,125
                                                                   --------------
                                                                        3,741,869
                                                                   --------------
TOBACCO -- 0.8%
  Philip Morris Co., Inc..........................        801,400      42,874,900
  UST, Inc........................................         29,800       1,039,275
                                                                   --------------
                                                                       43,914,175
                                                                   --------------
TOYS
  Hasbro, Inc.....................................         21,600         780,300
  Mattel, Inc.....................................         47,200       1,076,750
                                                                   --------------
                                                                        1,857,050
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).......................         23,800       2,118,200
  Ryder System, Inc...............................         12,400         322,400
  Yellow Corp. (a)................................        178,700       3,417,638
                                                                   --------------
                                                                        5,858,238
                                                                   --------------
UTILITY - ELECTRIC -- 0.7%
  Ameren Corp.....................................         22,200         947,663
  American Electric Power Co., Inc................         30,700       1,444,819
  Baltimore Gas & Electric Co.....................         24,000         741,000
  Carolina Power & Light Co.......................         24,400       1,148,325
  Central & South West Corp.......................         34,400         943,850
  CINergy Corp....................................         25,600         880,000
  Consolidated Edison, Inc........................         38,100       2,014,538
  Dominion Resources, Inc.........................         31,400       1,467,950
  DTE Energy Co...................................         23,500       1,007,563
  Duke Energy Corp................................         58,300       3,734,844
  Edison International............................         58,900       1,641,838
  Entergy Corp....................................         39,600       1,232,550
  FirstEnergy Corp. (a)...........................         37,300       1,214,581
  FPL Group, Inc..................................         29,500       1,817,938
  GPU, Inc........................................         20,600         910,263
  Houston Industries, Inc.........................         47,600       1,529,150
  New Century Energies, Inc.......................         15,000         731,250
  Niagara Mohawk Power Corp. (a)..................         24,300         391,838
  Northern States Power Co........................         24,200         671,550
  Pacific Gas & Electric Co.......................         61,800       1,946,700
  PacifiCorp......................................         48,100       1,013,106
  PECO Energy Co..................................         36,100       1,502,663
  PP&L Resources, Inc.............................         26,900         749,838
  Public Service Enterprise Group, Inc............         37,600       1,504,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
UTILITY - ELECTRIC (CONT'D.)
  Southern Co.....................................        111,800  $    3,249,188
  Texas Utilities Co..............................         44,500       2,077,594
  Unicom Corp.....................................         35,100       1,353,544
                                                                   --------------
                                                                       37,868,143
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,611,554,092)..........................................   2,858,308,143
                                                                   --------------
PREFERRED STOCKS -- 0.8%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Capital Corp. (Portugal)........      1,000,000      25,000,000
                                                                   --------------
TELECOMMUNICATIONS -- 0.3%
  Telecomunicacoes Brasileiras S.A., ADR
    (Brazil)......................................        223,400      16,238,388
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $47,988,630).............................................      41,238,388
                                                                   --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS -- 35.1%                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AEROSPACE -- 0.7%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  14,000  $   14,122,920
    6.40%, 12/15/18...............................      Baa1         25,000      24,812,500
                                                                             --------------
                                                                                 38,935,420
                                                                             --------------
AIRLINES -- 2.3%
  Continental Airlines, Inc.,
    8.00%, 12/15/05...............................      Ba2          15,000      14,821,500
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,187,118
    10.375%, 02/01/11.............................      Ba1          31,250      39,896,250
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         19,500      23,072,400
    11.21%, 05/01/14..............................      Baa3         17,500      22,981,000
                                                                             --------------
                                                                                124,958,268
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.2%
  California Infrastructure,
    1997-1 6.17%, 03/25/03........................       A3           4,000       4,049,040
  Standard Credit Card Master Trust, 1993-2A
    5.95%, 10/07/04...............................      Aaa           4,500       4,566,060
                                                                             --------------
                                                                                  8,615,100
                                                                             --------------
AUTO - CARS & TRUCKS -- 0.2%
  Navistar International Corp.,
    7.00%, 02/01/03...............................      Ba1          11,500      11,501,797
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 1.9%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................       NR           5,500       5,390,000
  Bank of Nova Scotia (Canada),
    6.50%, 07/15/07...............................       A1           5,400       5,437,692
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Bayerische Landesbank Girozentrale (Germany),
    5.875%, 12/01/08..............................      Aaa       $  12,500  $   12,780,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,081,401
  Central Hispano Financial Services (Portugal),
    6.188%, 04/28/05..............................       A3           5,000       4,966,600
  Citicorp, M.T.N.,
    6.375%, 11/15/08..............................       A1          12,500      12,924,625
  Kansallis-Osake-Pankki (Finland),
    8.65%, 01/01/49...............................      Baa1          9,000       9,132,480
  National Australia Bank (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,874,000
    6.60%, 12/10/07...............................       A1           5,000       5,182,500
  Okobank (Finland),
    6.75%, 09/27/49...............................       A3          16,250      16,233,750
                                                                             --------------
                                                                                105,003,048
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.0%
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08...............................      Baa1         12,100      12,334,740
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Ba2           5,100       5,409,876
  Rogers Cablesystems, Inc. (Canada),
    10.00%, 03/15/05..............................      Ba3           2,000       2,240,000
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1           8,500       8,706,125
    7.375%, 02/15/00..............................      Ba1           6,000       6,130,500
    9.875%, 06/15/22..............................      Baa3         12,878      18,257,784
                                                                             --------------
                                                                                 53,079,025
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.3%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         13,750      13,607,550
                                                                             --------------
CONSULTING -- 0.6%
  Comdisco, Inc.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.32%, 11/27/00...............................      Baa1         19,000      19,088,540
    6.375%, 11/30/01..............................      Baa1          2,700       2,711,691
                                                                             --------------
                                                                                 34,268,981
                                                                             --------------
CONSUMER SERVICES -- 0.6%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba3          20,000      16,800,000
    7.60%, 06/01/08...............................      Ba3          16,200      12,798,000
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,588,375
                                                                             --------------
                                                                                 32,186,375
                                                                             --------------
CONTAINERS -- 0.7%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          40,000      40,088,400
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
DRUGS & MEDICAL SUPPLIES -- 0.1%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 (b)...........................      Baa2      $   8,000  $    7,876,500
                                                                             --------------
FINANCIAL SERVICES -- 7.7%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,632,000
  Associates Corp.,
    6.95%, 11/01/18...............................      Aa3          29,000      30,901,820
  AT&T Capital Corp,
    7.50%, 11/15/00...............................      Baa3         40,000      40,489,600
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01...............................      Baa3         16,500      16,275,435
  Calair Capital Corp.,
    8.125%, 04/01/08..............................      Ba2           6,000       5,867,700
  Conseco, Inc.,
    6.40%, 06/15/11...............................      Baa2         25,000      23,972,500
    6.80%, 06/15/05...............................      Baa3          2,000       1,815,600
    8.70%, 11/15/26...............................      Ba2          30,038      27,443,161
    8.796%, 04/01/27..............................      Ba2          10,200       9,325,860
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1           7,740       5,418,000
    8.125%, 04/01/08..............................      Ba1          10,700       7,276,000
    8.375%, 08/15/03..............................      Ba1           8,000       5,600,000
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01...............................      Baa3         21,000      21,050,610
    6.95%, 03/01/04...............................      Baa2          7,500       7,569,900
    7.00%, 06/15/00...............................      Baa3         13,500      13,557,645
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A3          14,700      14,817,600
  International Lease Finance Corp.,
    6.00%, 05/15/02...............................       A1          43,100      43,502,123
  Lehman Brothers Holdings, Inc.,
    6.40%, 08/30/00...............................      Baa1         25,650      25,656,413
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,194,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.875%, 11/15/18..............................      Aa3          18,500      19,178,025
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          15,000      15,105,600
    6.09%, 03/09/11...............................       A1          15,000      15,200,250
  PT Alatief Freeport Co. (Netherlands),
    9.75%, 04/15/01(a)/(c)........................      Ba2           7,600       5,472,000
  Salomon, Inc., M.T.N.,
    6.59%, 02/21/01...............................      Baa1          8,250       8,408,400
    6.75%, 08/15/03...............................      Baa1          5,000       5,162,200
    7.25%, 05/01/01...............................      Baa1          8,625       8,933,430
  Textron Financial Corp.,
    6.05%, 03/16/09 1997-A........................      Aaa          17,639      17,672,740
                                                                             --------------
                                                                                413,499,337
                                                                             --------------
FOREST PRODUCTS -- 0.2%
  Fort James Corp.,
    6.234%, 03/15/11 1997-A.......................      Baa3         11,000      11,103,510
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------

INDUSTRIAL -- 2.0%
  Compania Sud Americana de Vapores, S.A. (Chile),
    7.375%, 12/08/03..............................       NR       $   5,650  $    5,070,875
  Scotia Pacific Co.,
    7.71%, 01/20/14...............................       NR           9,800       9,327,248
    7.71%, 01/20/14...............................       NR          29,500      26,428,460
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,297,500
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          20,000      19,785,600
    6.50%, 05/15/03...............................      Ba1          42,000      40,911,780
                                                                             --------------
                                                                                105,821,463
                                                                             --------------
LODGING -- 1.0%
  ITT Corp.,
    6.25%, 11/15/00...............................      Baa2         41,983      40,502,679
    6.75%, 11/15/03...............................      Baa2         14,000      12,891,620
                                                                             --------------
                                                                                 53,394,299
                                                                             --------------
MEDIA -- 1.2%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,496,123
  Time Warner Inc.,
    6.625%, 05/15/29..............................      Baa3         36,000      36,628,560
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          16,850      18,279,386
                                                                             --------------
                                                                                 64,404,069
                                                                             --------------
MISCELLANEOUS -- 0.1%
  Tokai Preferred Capital,
    9.98%, 12/29/49...............................       A3           6,000       5,040,000
                                                                             --------------
OIL & GAS -- 0.1%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,139,880
                                                                             --------------
OIL & GAS SERVICES -- 2.0%
  KN Energy, Inc.,
    6.30%, 03/01/21...............................      Baa2         20,000      20,056,200
  R&B Falcon Corp.,
    6.50%, 04/15/03...............................      Ba1          15,375      13,965,420
    6.75%, 04/15/05...............................      Ba1          30,000      25,800,000
  Seagull Energy Co.,
    7.50%, 09/15/27...............................      Ba1           8,225       7,366,886
  Williams Companies, Inc.,
    5.95%, 02/15/10...............................      Baa2         41,000      41,045,100
                                                                             --------------
                                                                                108,233,606
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.1%
  Colonial Realty,
    7.00%, 07/14/07...............................      Baa3          3,350       3,212,349
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1          6,000       5,900,400
    6.625%, 02/15/05..............................      Bbb          18,187      17,827,443
  Equity Residential Properties Trust,
    6.15%, 09/15/00...............................       A3          25,000      24,835,000
    6.63%, 04/13/15...............................       A3          15,300      15,097,428
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      23,812,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2      $   7,500  $    7,157,175
  Simon DeBartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,969,750
                                                                             --------------
                                                                                114,812,045
                                                                             --------------
RETAIL -- 2.8%
  Dayton Hudson,
    5.95%, 06/15/00...............................       A3           9,000       9,072,270
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1           3,600       3,880,548
    8.50%, 06/15/03...............................      Ba1          54,890      60,542,572
  Meyer (Fred), Inc.,
    7.15%, 03/01/03...............................      Ba2          12,445      12,947,529
  Saks, Inc.,
    7.50%, 12/01/10...............................      Baa3         29,000      28,997,970
    8.25%, 11/15/08...............................      Baa3         19,700      20,882,000
  Sears Roebuck & Co.,
    6.50%, 12/01/28...............................       A2          17,000      16,686,010
                                                                             --------------
                                                                                153,008,899
                                                                             --------------
TELECOMMUNICATIONS -- 2.1%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          23,776      25,160,952
    7.60%, 04/01/09...............................      Ba1          12,885      14,601,926
  Qwest Communications International Inc.,
    7.50%, 11/01/08...............................      Ba1          39,000      40,560,000
  Sprint Corp.,
    6.875%, 11/15/28..............................      Baa1         26,000      27,021,800
  Worldcom Inc,
    6.125%, 08/15/01..............................      Baa2          7,600       7,721,448
                                                                             --------------
                                                                                115,066,126
                                                                             --------------
TOBACCO -- 0.6%
  Philip Morris Companies, Inc.,
    6.15%, 03/15/10...............................       A2          20,000      20,166,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          4,600       4,641,722
    9.25%, 08/15/13...............................      Baa3          7,000       7,197,120
                                                                             --------------
                                                                                 32,004,842
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.2%
  Ryder System, Inc.,
    7.51%, 03/24/00...............................      Baa1          3,000       3,076,080
    8.34%, 01/26/00...............................      Baa1          5,000       5,152,750
                                                                             --------------
                                                                                  8,228,830
                                                                             --------------
UTILITIES -- 1.3%
  Calenergy Co., Inc.,
    6.96%, 09/15/03...............................      Ba1          15,000      15,267,450
    8.48%, 09/15/28...............................      Ba1          23,000      25,427,190
  Enersis SA, (Chile)
    7.40%, 12/01/16...............................      Baa1          6,400       5,267,200
  Niagara Mohawk Power,
    7.00%, 10/01/00...............................      Ba3          25,000      25,250,000
                                                                             --------------
                                                                                 71,211,840
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.1%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................                $  11,800  $    3,521,592
  U.S. Treasury Bond,
    6.25%, 08/15/23...............................                   10,000      11,176,600
  U.S. Treasury Note,
    4.75%, 11/15/08 (b)...........................                    3,700       3,728,897
    5.50%, 08/15/28...............................                    2,475       2,590,632
    6.50%, 05/15/05...............................                    9,600      10,521,024
    7.50%, 02/15/05...............................                    3,100       3,549,500
    6.75%, 08/15/26...............................                  109,900     131,656,903
                                                                             --------------
                                                                                166,745,148
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,900,228,227)....................................................   1,896,834,358
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,559,770,949)....................................................   4,796,380,889
                                                                             --------------

SHORT-TERM INVESTMENTS -- 10.9%
COMMERCIAL PAPER -- 0.4%
  Barton Capital Corp,
    5.35%, 01/04/99...............................       P1           1,700       1,699,242
  Campbell Soup Co.
    4.80%, 01/04/99...............................       P1           1,198       1,197,521
  Countrywide Home Loan,
    5.40%, 01/04/99...............................       P2           1,700       1,699,235
  CXC Inc.,
    5.30%, 01/04/99...............................       P1           1,700       1,699,249
  Dover,
    5.30%, 01/04/99...............................       NR           1,700       1,699,249
  Hershey,
    5.00%, 01/04/99...............................       P1           1,427       1,426,405
  John Hancock Capital Corp.,
    5.25%, 01/07/99...............................       P1           1,700       1,698,513
  Novartis Finance Corp.,
    5.25%, 01/04/99...............................       P1           1,500       1,499,344
  Reed Elsevier, Inc.,
    5.05%, 01/04/99...............................       P1           1,700       1,699,285
  SBC Communications,
    5.00%, 01/04/99...............................       P1           1,700       1,699,291
  Sonoco Products,
    5.35%, 01/04/99...............................       P1           1,000         999,554
  Triple-A One Plus Funding,
    5.30%, 01/04/99...............................       P1           1,500       1,499,338
  Xerox Capital Corp,
    5.30%, 01/04/99...............................       P1           1,700       1,699,249
                                                                             --------------
                                                                                 20,215,475
                                                                             --------------
LOAN PARTICIPATIONS
  Alltel Corp.,
    5.75%, 01/04/99...............................       P1           1,700       1,700,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 1.2%
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         24,500      24,579,870

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
OTHER CORPORATE OBLIGATIONS (CONT'D.)
  Banco Ganadero, SA, M.T.N., (Colombia),
    9.75%, 08/26/99...............................       NR       $   7,300  $    7,263,500
  Comdisco, Inc.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,541,375
  Okobank (Finland)
    6.793%, 1/14/99 (d)...........................       NR          12,500      12,500,000
  Tele-Communications, Inc.
    6.375%, 09/15/99..............................      Ba1           6,400       6,444,992
                                                                             --------------
                                                                                 63,329,737
                                                                             --------------
U. S. GOVERNMENT OBLIGATION -- 0.4%
  U.S. Treasury Bill,
    4.32%, 03/18/99 (b).........................................        100          99,088
    4.36%, 03/18/99 (b).........................................     22,400      22,193,820
                                                                             --------------
                                                                                 22,292,908
                                                                             --------------
REPURCHASE AGREEMENT -- 8.9%
  Joint Repurchase Agreement Account
    4.693%, 01/04/99 (Note 5)...................................    482,631     482,631,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $590,187,085)......................................................     590,169,120
                                                                             --------------
TOTAL INVESTMENTS -- 99.6%.................................................   5,386,550,009
    (cost $5,149,958,034; Note 6)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (e).............................         809,059
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%..............................      22,622,320
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,409,981,388
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  AG    Aktiengesellschaft (German Stock Company)
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Issue in default.

(d) Indicates a variable rate security. The maturity date presented for this instrument is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1998.

(e)  Open futures contracts as of December 31, 1998 are as follows:

NUMBER OF                     EXPIRATION   VALUE AT         VALUE AT       APPRECIATION/
CONTRACTS         TYPE          DATE      TRADE DATE   DECEMBER 31, 1998   DEPRECIATION
Long positions:
               U.S. Treasury
  1,241                 Bond   Mar 99    $159,480,156    $  158,576,531     $ (903,625)
  1,134        S&P 500 Index   Mar 99     337,073,687       353,099,250     16,025,563
                                                                           ------------
                                                                            $15,121,938
                                                                           ------------
                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                           HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 93.9%                        MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS -- 86.1%                            (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 0.8%
  BE Aerospace, Sr. Sub. Notes....................       B1        9.50%   11/01/08  $   1,000  $    1,055,000
  Compass Aerospace Corp., Sr. Sub. Notes.........      Caa1      10.125%  04/15/05      1,500       1,447,500
  Sequa Corp., Sr. Sub. Notes.....................       B3       9.375%   12/15/03      2,000       2,070,000
  Stellex Industries, Inc., Sr. Sub. Notes........       B3        9.50%   11/01/07      1,000         870,000
  Transdigm, Inc., Sr. Sub. Notes.................       B3       10.375%  12/01/08      1,000       1,002,500
                                                                                                --------------
                                                                                                     6,445,000
                                                                                                --------------
AUTOMOTIVE PARTS -- 2.0%
  AM General Corp., Sr. Notes.....................       B3       12.875%  05/01/02      3,700       2,960,000
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes.......       B2       9.125%   07/15/07      1,000       1,044,062
  JPS Automotive Products Corp., L.P., Sr.
    Notes.........................................       B2       11.125%  06/15/01      4,000       4,200,000
  Paragon Corp Holdings, Sr. Notes................       B3       9.625%   04/01/08      2,000       1,680,000
  Stanadyne Automotive, Sr. Sub. Notes............      Caa       10.25%   12/15/07      3,000       3,000,000
  Venture Holdings Trust, Sr. Notes...............       NR        9.50%   07/01/05      2,700       2,686,500
                                                                                                --------------
                                                                                                    15,570,562
                                                                                                --------------
BROADCASTING & OTHER MEDIA -- 5.6%
  Ackerley Group, Sr. Sub. Notes..................       B2        9.00%   01/15/09      3,000       3,056,250
  American Lawyer Media Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon
    (until 12/15/02)..............................       B3       12.25%   12/15/08      5,000       3,100,000
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)..............................      Caa       15.00%   12/01/07      4,245       2,589,450
  Chancellor Media Corp., Sr. Sub. Notes..........      Ba3        9.00%   10/01/08      3,500       3,696,875
  Globo Communicacoes E Particip., Sr. Notes
    (Brazil)......................................       NR       10.50%   12/20/06      1,300         832,000
  Grupo Televisa, Sr. Notes (Mexico)..............      Ba2       13.25%   05/15/08      3,000       2,227,500
  Liberty Group Publishing, Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)........................      Caa1      11.625%  02/01/09        550         302,500
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       B3       10.00%   03/01/08        500         351,250
  Mail-Well Corp, Sr. Sub. Notes..................       B1        8.75%   12/15/08      4,750       4,797,500
  NTL, Inc., Sr. Notes, Zero Coupon (until
    10/01/03).....................................       B3       12.375%  10/01/08      2,500       1,562,500
  NTL, Inc., Sr. Notes, Zero Coupon (until
    4/01/03)......................................       B3        9.75%   04/01/08      2,000       1,235,000
  Paxson Communications Corp., Sr. Sub. Notes.....       B3       11.625%  10/01/02      2,500       2,537,500
  Radio Unica, Sr. Disc. Note, Zero Coupon (until
    8/01/02)......................................       NR       11.75%   08/01/06      4,750       2,565,000
  SFX Entertainment, Sr. Sub. Notes...............       B3       9.125%   12/01/08      4,000       3,980,000
  Shop At Home, Inc., Sr. Sec'd. Notes............       B1       11.00%   04/01/05      1,250       1,275,000
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       B3       11.875%  11/15/08      3,650       2,418,125
  TV Azteca SA de CV, Sr. Notes (Mexico)..........       NR       10.50%   02/15/07      2,850       2,322,750
  TVN Enterainment Corp., Sr. Notes...............       NR       14.00%   08/01/08      3,750       3,187,500
  Von Hoffman, Sub. Debs..........................       NR       13.50%   05/15/09        609         626,897
  World Color Press, Sr. Sub. Notes...............       B1       8.375%   11/15/08      1,750       1,758,750
                                                                                                --------------
                                                                                                    44,422,347
                                                                                                --------------
BUILDING & RELATED INDUSTRIES -- 2.7%
  Ainsworth Lumber Co., Ltd., Bonds...............       B3       12.50%   07/15/07      5,125       5,073,750
  Engle Homes, Inc., Sr. Notes....................       B1        9.25%   02/01/08      4,400       4,400,000
  Falcon Building Products, Inc., Sr. Sub. Disc.
    Notes, Zero Coupon
    (until 6/15/02)...............................       NR       10.50%   06/15/07      1,900       1,092,500
  New Millenium Homes, Sr. Notes, Zero Coupon
    (until 6/01/99)...............................       NR       13.00%   09/03/04      3,000       2,910,000
  Presley Co., Sr. Sub. Notes.....................       B2       12.50%   07/01/01      6,157       5,202,665
  Webb (Del E.), Sr. Sub. Deb.....................       B2       9.375%   05/01/09      1,000         960,000
  Wickes Lumber Co., Sr. Notes....................       B3       11.625%  12/15/03      2,000       1,690,000
                                                                                                --------------
                                                                                                    21,328,915
                                                                                                --------------
CABLE -- 4.5%
  Adelphia Communications Corp., Sr. Notes........       B2       10.50%   07/15/04        500         547,500
  Adelphia Communications Co., PIK, Sr. Notes.....       B3        9.50%   02/15/04        250         265,625
  Avalon Cable Holding, Sr. Disc. Notes...........      Caa       11.875%  12/01/08      6,000       3,360,000
  Avalon Cable Holding, Sr. Sub. Notes............       B3       9.375%   12/01/08      2,000       2,040,000
  Diamond Cable Communications, Sr. Disc. Notes,
    Zero Coupon (until 2/15/02) (United
    Kingdom)......................................       NR       12.75%   02/15/07      4,000       2,840,000
  Diva Systems Corp., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       NR       12.625%  03/01/08      1,000         372,000
  Echostar Satellite, Sr. Disc. Notes, Zero Coupon
    (until 3/15/00)...............................       B3       13.125%  03/15/04      1,500       1,496,250
  Falcon Holding Group, Sr. Disc. Deb., Zero
    Coupon (until 4/15/03)........................       B2       9.285%   04/15/10      2,000       1,350,000
  Intermedia Capital Partners, Sr. Notes..........       B2       11.25%   08/01/06      3,380       3,802,500
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/15/00)...................       B3       12.75%   04/15/05      6,100       5,551,000
  Renaissance Media, Sr. Disc. Notes, Zero Coupon
    (until 4/15/03)...............................       B3       10.00%   04/15/08      1,000         675,000
  Rogers Cablesystems, Inc., Sr. Sec'd. Deb.,
    (Canada)......................................      Ba3       10.00%   12/01/07      1,000       1,125,000
  Rogers Cablesystems, Inc., Sr. Sec'd Notes,
    (Canada)......................................      Ba3       10.00%   03/15/05      1,175       1,960,000
  Scott Cable Communications, Jr. Sub. PIK........       NR       16.00%   07/18/02        108          21,600
  Scott Cable Communications, Dep. Rec., PIK......       NR       15.00%   03/18/02        908       1,016,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Star Choice Communications, Inc., Sr. Notes,
    (Canada)......................................       NR       13.00%   12/15/05  $   3,000  $    3,015,000
  Telewest Communications PLC, Sr. Disc. Deb.,
    Zero Coupon (until 10/01/00) (United
    Kingdom)......................................       B1       11.00%   10/01/07      1,000         832,500
  United International Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B3       10.75%   02/15/08      9,750       5,216,250
                                                                                                --------------
                                                                                                    35,486,975
                                                                                                --------------
CHEMICALS -- 0.8%
  GNI Group, Inc., Sr. Notes......................       B2       10.875%  07/15/05      4,000       3,520,000
  Sterling Chemical Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon (until 8/15/01)............      Caa       13.50%   08/15/08      4,060       1,542,800
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes.........................................       B3       11.75%   08/15/06      1,000         850,000
                                                                                                --------------
                                                                                                     5,912,800
                                                                                                --------------
CONSUMER PRODUCTS -- 3.7%
  CB Richard Ellis Services, Inc., Bonds..........      Ba3       8.875%   06/01/06      2,000       1,960,000
  Coinstar Inc., Sr. Disc. Notes, Zero Coupon
    (until 10/01/99)..............................       NR       13.00%   10/01/06      5,025       4,271,250
  Corning Consumer Products, Sr. Sub. Notes.......       B3       9.625%   05/01/08      3,250       2,275,000
  Edison Brothers Corp., Sr. Notes................       NR       11.00%   09/26/07      3,680       1,104,000
  Electronic Retailing Systems, Sr. Disc. Notes,
    Zero Coupon (until 2/01/00)...................       NR       13.25%   02/01/04      2,000         700,000
  Hedstrom Corp., Sr. Sub. Notes..................       B3       10.00%   06/01/07        900         765,000
  Hedstrom Holding, Inc., Sr. Disc. Notes, Zero
    Coupon (until 6/01/02)........................      Caa       12.00%   06/01/09        400         180,000
  Icon Health & Fitness, Sr. Sub. Notes...........      Caa       13.00%   07/15/02      3,000       1,800,000
  IHF Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/15/99)..............................       NR       15.00%   11/15/04      2,250         247,500
  Interact Systems, Inc., Sr. Disc. Notes, Zero
    Coupon (until 8/1/99)(b) (cost $4,070,320;
    purchased 7/30/96)............................       NR       14.00%   08/01/03      4,400       1,760,000
  La Petite Holding, Sr. Notes....................       B3       10.00%   05/15/08        750         742,500
  Loewen Group, Inc., Sr. Gtd. Notes..............      Ba1        8.25%   10/15/03      3,000       2,542,500
  Packaging Resources Group, Sr. Notes, PIK.......       NR       13.00%   06/30/03      2,114       1,775,685
  Revlon Consumer Prod. Corp., Sr. Notes, PIK.....       B2        9.00%   11/01/06      2,250       2,227,500
  Sealy Mattress Co., Sr. Sub. Disc. Notes, Zero
    Coupon (until 12/15/02).......................       B3       10.875%  12/15/07      2,500       1,500,000
  Syratech Corp., Sr. Notes.......................       B1       11.00%   04/15/07      2,500       2,025,000
  Waste System International, Sr. Sub. Notes......      Caa1       7.00%   05/13/05      2,000       1,930,000
  Windmere-Durable Holdings, Inc., Sr. Notes......       B3       10.00%   07/31/08      2,000       1,870,000
                                                                                                --------------
                                                                                                    29,675,935
                                                                                                --------------
CONTAINERS -- 0.7%
  Ball Corp., Sr. Sub. Notes......................       B1        8.25%   08/01/08        250         261,250
  Consumers Intl, Inc., Sr. Sec'd. Notes..........      Ba3       10.25%   04/01/05      3,850       4,042,500
  Radnor Holdings, Sr. Notes......................       B2       10.00%   12/01/03      1,500       1,507,500
                                                                                                --------------
                                                                                                     5,811,250
                                                                                                --------------
DRUGS & HEALTHCARE -- 4.7%
  Abbey Healthcare Group, Inc., Bonds.............       B1        9.50%   11/01/02        500         485,000
  Dade International, Inc., Sr. Sub. Notes........       B3       11.125%  05/01/06      6,250       6,875,000
  Fresenius Medical Co., Gtd. Notes...............      Ba3       7.875%   02/01/08      2,100       2,079,000
  Fresenius Med. Core Capital Trust, Gtd. Notes...      Ba3        9.00%   12/01/06      1,500       1,569,375
  Graham-Field Health Products, Inc., Sr. Sub.
    Notes.........................................       B3        9.75%   08/15/07      5,000       3,300,000
  Harborside Healthcare, Zero Coupon (until
    08/01/03).....................................       B3       11.00%   08/01/08      2,500       1,200,000
  ICN Pharmaceuticals, Inc., Sr. Notes............      Ba3        8.75%   11/15/08      4,750       4,773,750
  Integrated Health Services, Inc., Sr. Sub.
    Notes.........................................       B2        9.25%   01/15/08      3,250       3,055,000
  Magellan Health Services, Bonds.................       B3        9.00%   02/15/08      7,000       6,160,000
  Mariner Post Acute Network, Inc., Sr. Sub. Disc.
    Notes, Zero Coupon (until 11/ 01/02)..........       B3       10.50%   11/01/07      3,000       1,455,000
  Medaphis Corp., Sr. Notes.......................       B2        9.50%   02/15/05        350         269,500
  Mediq, Inc., Sr. Sub. Notes.....................       B3       11.00%   06/01/08      1,000         960,000
  Sun Healthcare, Sr. Notes.......................       B2        9.50%   07/01/07      3,750       3,000,000
  Vencor Inc., Sr. Sub. Notes.....................       B3       9.875%   05/01/05      2,500       2,050,000
                                                                                                --------------
                                                                                                    37,231,625
                                                                                                --------------
ENERGY -- 5.0%
  Anker Coal Group Inc., Sr. Notes................       B3        9.75%   10/01/07      3,000       1,590,000
  Bayard Drilling Technologies, Inc., Sr. Notes...       B2       11.00%   06/30/05      1,500       1,650,000
  Chesapeake Energy Corp., Sr. Notes..............       B1       9.625%   05/01/05      2,500       1,875,000
  Chiles Offshore, Sr. Notes......................       B3       10.00%   05/01/08      1,000         800,000
  Clark USA, Inc., Sr. Notes......................       B3       10.875%  12/01/05      1,250       1,162,500
  Gothic Production Corp., Sr. Notes..............       B3       11.125%  05/01/05      1,250         975,000
  Grant Geophysical, Inc., Sr. Notes..............       B3        9.75%   02/15/08      4,000       2,720,000
  Great Lakes Carbon Corp., Sr. Sub. Notes........       B3       10.25%   05/15/08      2,000       2,015,000
  Grey Wolf, Sr. Notes............................       B1       8.875%   07/01/07      2,000       1,450,000
  Ocean Rig Norway Co., Gtd. Notes................       B3       10.25%   06/01/08      2,000       1,600,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  P & L Coal Holding, Sr. Notes...................       NR       8.875%   05/15/08  $   2,000  $    2,040,000
  P & L Coal Holding, Sr. Sub. Notes..............       NR       9.625%   05/15/08      3,750       3,815,625
  Parker Drilling Corp., Sr. Notes................       B1        9.75%   11/15/06        850         760,750
  Petroleum Mexicanos, Gtd. Notes (Mexico)........      Ba2       9.375%   12/02/08      1,500       1,477,500
  Petroleum Heat & Power, Inc., Sub. Deb.(b) (cost
    $2,779,064; purchased on various dates:
    1/27/94 through 1/31/97)......................       B2       9.375%   02/01/06      3,000       2,730,000
  Petroleum Heat & Power, Inc., Sub. Deb.(b) (cost
    $832,534; purchased
    3/16/95)......................................       B2       12.25%   02/01/05        813         796,740
  R & B Falcon Corp., Sr. Notes...................      Ba1        9.50%   12/15/08      3,000       3,000,000
  Seven Seas Petroleum, Inc., Sr. Notes...........      Caa1      12.50%   05/15/05      1,500       1,012,500
  Tesoro Petroleum Corp., Sr. Sub. Notes..........       B1        9.00%   07/01/08      3,000       2,910,000
  Transamerican Energy Corp., Sr. Disc. Notes.....       NR       11.50%   06/15/02        900         261,000
  Universal Compression Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B2       9.875%   02/15/08      1,750       1,050,000
  Universal Compression Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B3       11.375%  02/15/09        700         399,000
  York Power Funding, Sr. Sec'd. Notes (Cayman
    Islands)......................................      Ba3       12.00%   10/30/07      3,000       2,940,000
                                                                                                --------------
                                                                                                    39,030,615
                                                                                                --------------
FINANCIAL SERVICES -- 2.1%
  AmeriCredit Corp., Sr. Notes....................       B1        9.25%   02/01/04      1,350       1,299,375
  Amresco, Inc., Sr. Sub. Notes(b) (cost
    $4,310,000; purchased 2/24/98 and
    11/25/98).....................................       B2       9.875%   03/15/05      4,600       3,220,000
  BF Saul Corp., Sr. Notes........................       B3        9.75%   04/01/08      1,750       1,610,000
  Delta Financial Corp., Sr. Notes................       B1        9.50%   08/01/04      1,075         903,000
  Fuji LLC, Bonds, Zero Coupon (until 06/30/08)...      Baa2       9.87%   12/31/49      2,000       1,430,000
  Korea Development Bank, Bonds (Korea)...........      Ba1        7.90%   02/01/02      3,000       2,851,800
  SB Treasury Co., Bonds, Zero Coupon (until
    06/30/08).....................................       A2        9.40%   12/29/49      5,000       4,650,000
  Nationwide Credit, Sr. Notes....................       B3       10.25%   01/15/08        850         688,500
                                                                                                --------------
                                                                                                    16,652,675
                                                                                                --------------
FOOD & BEVERAGE -- 2.9%
  Advantica Restaurant Group, Sr. Notes...........       NR       11.25%   01/15/08      5,762       5,834,501
  Carrols Corp., Sr. Sub. Notes...................       B2        9.50%   12/01/08      2,500       2,518,750
  Favorite Brands, Sr. Notes......................       B3       10.75%   05/15/06        550         451,000
  Fresh Foods, Inc., Bonds........................       B3       10.75%   06/01/06      2,500       2,300,000
  FRI-MRD Corp., Sr. Disc. Notes, Zero Coupon
    (until 8/01/99)...............................       NR       15.00%   01/24/02      3,000       2,711,250
  Grupo Azucarero, Sr. Notes (Mexico).............       B3       11.50%   01/15/05      4,000       1,400,000
  Packaged Ice, Inc., Sr. Notes...................       B3        9.75%   02/01/05      4,000       4,000,000
  Premium Standard Farms, Sr. Sec'd. Notes, PIK
    (b) (cost $255,739; purchased 9/17/96 and
    3/03/97)......................................       NR       11.00%   09/17/03        256         268,526
  Specialty Foods Acquisition Corp., Sr. Notes,
    PIK...........................................       B2       10.25%   08/15/01      2,765       2,543,800
  Specialty Foods Corp., Sr. Sub. Notes...........      Caa       11.25%   08/15/03      1,850         795,500
                                                                                                --------------
                                                                                                    22,823,327
                                                                                                --------------
GAMING -- 4.8%
  Alliance Gaming Corp., Gtd. Notes...............       B3       10.00%   08/01/07      1,000         915,000
  Aztar Corp., Sr. Sub. Notes.....................       B2       13.75%   10/01/04      1,500       1,665,000
  Blue Chip Casino, Sr. Sub. Notes................       NR        9.50%   09/15/02      6,749       5,567,925
  Casino America, Sr. Notes.......................       B1       12.50%   08/01/03      2,000       2,210,000
  Casino Magic Finance Corp., First Mtge. Bonds...       B3       13.00%   08/15/03      3,750       4,237,500
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK...........................................       NR       12.00%   06/01/03      3,590       3,841,264
  Fitzgeralds Gaming, Sr. Notes...................       B3       12.25%   12/15/04      2,375       1,282,500
  Grand Casinos, Inc., Sr. Notes..................       B2        9.00%   10/15/04      1,000       1,125,000
  Isle of Capri Black Hawk, LLC, First Mtg.
    Notes.........................................       B3       13.00%   08/31/04      4,000       4,400,000
  Lady Luck Gaming, First Mtge. Notes.............       B3       11.875%  03/01/01      2,500       2,525,000
  Louisiana Casino Cruises, Inc., Sr. Notes, Zero
    Coupon (until 03/01/99).......................       NR       12.25%   12/01/01      4,000       4,000,000
  Majestic Star Casino, Sr. Notes.................       B2       12.75%   05/15/03      1,150       1,207,500
  Santa Fe Hotel, Inc., Sr. Notes.................       B2       11.00%   12/15/00      2,750       2,612,500
  Trump Atlantic City Assoc., First Mtge. Notes...       B1       11.25%   05/01/06      1,500       1,320,000
  Trump Atlantic City Assoc., First Mtge. Notes...      Caa       11.75%   11/15/03      2,100       1,680,000
                                                                                                --------------
                                                                                                    38,589,189
                                                                                                --------------
INDUSTRIAL -- 6.2%
  Allied Waste Industries, Inc. Sr. Disc. Notes...      Ba2       7.625%   01/01/06      3,250       3,290,625
  Allied Waste Industries, Inc. Sr. Disc. Notes...      Ba2       7.875%   01/01/09     10,000      10,125,000
  Clean Harbors, Inc., Sr. Notes..................       B2       12.50%   05/15/01      1,500       1,275,000
  Continental Global Group, Sr. Notes.............       B2       11.00%   04/01/07      4,120       3,522,600
  Eagle-Picher Industries, Sr. Sub. Notes.........       B3       9.375%   03/01/08      1,250       1,181,250
  ICF Kaiser International, Inc., Sr. Sub.
    Notes.........................................       B3       13.00%   12/31/03      4,450       2,225,000
  Interlake Corp., Sr. Sub. Notes.................       B3       12.125%  03/01/02      1,500       1,515,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  International Wireless Group, Sr. Sub. Notes....       NR       11.75%   06/01/05  $   3,000  $    3,157,500
  Kaiser Aluminum & Chemical Corp., Sr. Sub.
    Notes.........................................       B2       12.75%   02/01/03      4,000       3,920,000
  Moll Industries, Sr. Sub. Notes.................       B3       10.50%   07/01/08      1,000         970,000
  Motors & Gears, Inc., Sr. Notes.................       B3       10.75%   11/15/06      3,500       3,570,000
  Neenah Corp., Sr. Sub. Notes....................       B3       11.125%  05/01/07        750         770,625
  RBX Corp., Sr. Notes............................       B2       12.00%   01/15/03      3,650       2,956,500
  Thermadyne Holdings, Deb., Zero Coupon (until
    6/01/03)......................................      Caa1      12.50%   06/01/08      2,375       1,045,000
  Thermadyne Manufacturing, Sr. Sub. Notes........       B3       9.875%   06/01/08      2,500       2,275,000
  UCAR Global Enterprises, Sr. Sub. Notes.........       B1       12.00%   01/15/05      3,000       3,150,000
  Viasystems, Inc., Sr. Sub. Notes................       B3        9.75%   06/01/07      4,000       3,980,000
                                                                                                --------------
                                                                                                    48,929,100
                                                                                                --------------
LEISURE & TOURISM -- 1.1%
  Bally Health & Tennis Corp., Sr. Sub. Notes.....       B3       9.875%   10/15/07      5,000       4,900,000
  Loews Cineplex, Sr. Notes.......................       B3       8.875%   08/01/08        500         516,250
  Premier Cruises Ltd., Sr. Notes, PIK............       B3       11.00%   03/15/08      1,000         500,000
  Outboard Marine Corp., Sr. Notes................       B3       10.75%   06/01/08      2,500       2,437,500
                                                                                                --------------
                                                                                                     8,353,750
                                                                                                --------------
LODGING -- 1.0%
  Hilton Hotels, Sr. Notes........................      Baa1       7.50%   12/15/17      1,000         956,250
  HMH Properties, Inc., Sr. Notes.................      Ba2        8.45%   12/01/08      4,250       4,250,000
                                                                                                --------------
                                                                                                     5,206,250
                                                                                                --------------
OIL & GAS -- 0.8%
  Empire Gas Corp., Sr. Notes, Zero Coupon (until
    07/15/99).....................................      Caa        7.00%   07/15/04      5,300       4,147,250
  Gulf Canada Resources, Ltd., Sr. Sub. Notes.....       B2        9.25%   01/15/04      1,000       1,024,680
  Gulf Canada Resources, Ltd., Sub. Deb...........      Ba3       9.625%   07/01/05      1,000       1,045,000
                                                                                                --------------
                                                                                                     6,216,930
                                                                                                --------------
PAPER/PACKAGING -- 5.1%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 7/01/03)...............................      Caa       13.50%   07/01/09      6,000       2,640,000
  APP International Finance, Sr. Sec'd. Notes.....      Ba3       11.75%   10/01/05      2,600       1,716,000
  Envirodyne Industries, Inc., Sr. Disc. Notes....       B1       12.00%   06/15/00        721         722,802
  Envirodyne Industries, Inc., Sr. Notes..........       B3       10.25%   12/01/01      2,325       1,860,000
  Gaylord Container Corp., Sr. Notes..............       B         9.75%   06/15/07      2,100       1,806,000
  Gaylord Container Corp., Sr. Sub. Notes.........      Caa1      9.875%   02/15/08      1,300         949,000
  Graham Packaging, Sr. Disc. Notes, Zero Coupon
    (until 1/15/03)...............................      Caa1      10.75%   01/15/09      1,100         759,000
  Maxxam Group Holdings, Inc., Sr. Notes..........       NR       12.00%   08/01/03      7,550       7,757,625
  Millar Western Forest, Sr. Notes................       B3       9.875%   05/15/08      2,250       1,687,500
  Repap New Brunswick, Inc., Sr. Sec'd. Notes.....       B3       10.625%  04/15/05      3,000       2,010,000
  SD Warren Co., Sr. Sub. Notes...................       B1       12.00%   12/15/04      3,000       3,255,000
  Silgan Holdings, Inc., Sub. Debs................       NR       13.25%   07/15/06      3,149       3,463,900
  Stone Container Corp., Sr. Sub. Deb.............       B2       12.58%   08/01/16        250         264,375
  Stone Container Corp., Sr. Sub. Notes...........       B3       12.25%   04/01/02      6,150       6,150,000
  Tekni-Plex Inc., Sr. Sub. Notes.................       B3       11.25%   04/01/07        750         832,500
  U.S. Timberlands Klamath Fall, LLC, Sr. Notes...       B1       9.625%   11/15/07      2,250       2,261,250
  United Stationer Supply Co., Sr. Sub. Notes.....       B3       12.75%   05/01/05      2,200       2,453,000
                                                                                                --------------
                                                                                                    40,587,952
                                                                                                --------------
PUBLISHING -- 0.6%
  Sullivan Graphics, Inc., Sr. Sub. Notes.........      Caa       12.75%   08/01/05      4,500       4,567,500
                                                                                                --------------
RETAIL -- 5.6%
  County Seat Stores, Inc., Sr. Notes.............       NR       12.75%   11/01/04      3,750       1,875,000
  Duane Reade, Inc., Sr. Sub. Notes...............       B3        9.25%   02/15/08        400         412,000
  Frank's Nursery & Crafts, Sr. Sub. Notes........       B3       10.25%   03/01/08      2,100       2,079,000
  French Fragrances, Inc..........................       B2       10.375%  05/15/07        470         462,950
  Hechinger Co., Sr. Notes........................       B2        6.95%   10/15/03      5,025       3,115,500
  Merisel Inc., Sr. Notes.........................       Ca       12.50%   12/31/04      5,250       5,407,500
  Musicland Stores, Sr. Sub. Notes................       B1        9.00%   06/15/03      4,600       4,393,000
  New Sassco, Inc., Sr. Notes.....................       NR       12.75%   03/31/04      7,171       7,099,290
  Pamida, Inc., Sr. Notes.........................       B3       11.75%   03/15/03      5,374       5,159,040
  Phar-Mor, Inc., Sr. Notes.......................       B3       11.72%   09/11/02      4,564       4,769,380
  Phillips Van-Heusen, Corp., Sr. Notes...........       B1        9.50%   05/01/08      1,250       1,250,000
  Saks, Inc., Gtd. Sr. Sub. Notes.................      Baa3       8.25%   11/15/08      2,500       2,650,000
  Speedy Muffler King, Inc., Bonds................       B1       10.875%  10/01/06      4,500       4,635,000
  US Office Products, Sr. Sub. Notes..............       B3        9.75%   06/15/08      1,250         787,500
                                                                                                --------------
                                                                                                    44,095,160
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
STEEL & METAL -- 2.5%
  AK Steel Corp., Sr. Notes.......................      Ba2       9.125%   12/15/06  $     500  $      523,750
  Doe Run Resources Corp., Sr. Notes..............       B3       11.25%   03/15/05      2,000       1,600,000
  Northwestern Steel & Wire, Sr. Notes............       B3        9.50%   06/15/01      1,000         600,000
  Pohang Iron & Steel, Notes......................      Ba1       7.125%   07/15/04      5,000       4,311,000
  Pohang Iron & Steel, Sr. Notes..................      Ba1       6.625%   07/01/03      2,000       1,767,000
  Renco Steel Holdings, Sr. Notes.................       NR      10.875%   02/01/05        500         430,000
  Sheffield Steel Corp., First Mtg. Notes.........       NR       11.50%   12/01/05      3,500       2,975,000
  WCI Steel, Inc., Sr. Notes......................       B2       10.00%   12/01/04      2,000       1,985,000
  Wheeling-Pittsburgh Corp., Sr. Notes............       B2        9.25%   11/15/07      3,325       3,125,500
  WHX Corp., Sr. Notes............................       B3       10.50%   04/15/05      2,350       2,138,500
                                                                                                --------------
                                                                                                    19,455,750
                                                                                                --------------
SUPERMARKETS -- 1.5%
  Homeland Stores, Inc., Notes....................       NR       10.00%   08/01/03      5,760       5,011,200
  Pantry, Inc., Sr. Sub. Notes....................       B3       10.25%   10/15/07      3,500       3,657,500
  Pathmark Stores, Sr. Sub. Notes.................       B2       9.625%   05/01/03      3,500       3,430,000
                                                                                                --------------
                                                                                                    12,098,700
                                                                                                --------------
TECHNOLOGY -- 2.2%
  Ampex, Sr. Notes................................       NR       12.00%   03/15/03      5,000       5,200,000
  Anacomp, Inc., Sr. Sub. Notes...................       B3      10.875%   04/01/04      4,000       4,120,000
  Decisionone Corp., Sr. Sub. Notes...............       B3        9.75%   08/01/07      4,000       1,840,000
  Details Holdings Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       NR       12.50%   11/15/07      1,300         715,000
  Details, Inc., Sr. Sub. Notes...................       B3       10.00%   11/15/05      1,000         950,000
  DII Group, Sr. Sub. Notes.......................       B1        8.50%   09/15/07      2,000       1,980,000
  Jordan Telecommunication Products, Inc., Sr.
    Notes.........................................       NR       9.875%   08/01/07      2,900       2,900,000
                                                                                                --------------
                                                                                                    17,705,000
                                                                                                --------------
TELECOMMUNICATIONS -- 15.8%
  21st Century Telecom Group, Inc., Sr. Disc.
    Notes, Zero Coupon (until 2/15/03)............       NR       12.25%   02/15/08      1,500         630,000
  Allegiance Telecommunications, Inc., Sr. Disc.
    Notes, Zero Coupon
    (until 2/15/03)...............................       NR       11.75%   02/15/08      3,800       1,748,000
  Allegiance Telecommunications, Inc., Sr.
    Notes.........................................       NR      12.875%   05/15/08      1,750       1,706,250
  American Communication Lines, Bonds.............       B1       10.25%   06/30/08      3,000       3,060,000
  AMSC Acquisition Co., Inc., Sr. Notes...........       NR       12.25%   04/01/08      2,100       1,302,000
  Arch Communications, Inc., Sr. Notes............      Caa       12.75%   07/01/07        500         492,500
  Bestel, SA, Sr. Disc. Notes, Zero Coupon (until
    5/15/01)......................................       NR       12.75%   05/15/05      2,500       1,450,000
  Birch Telecommunications, Inc., Sr. Notes.......       NR       14.00%   06/15/08      2,500       2,300,000
  Caprock Communications Sr. Notes................      Caa       12.00%   07/15/08      2,500       2,400,000
  CCPR Services, Inc., Gtd. Notes.................       B2       10.00%   02/01/07      1,500       1,485,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/01/02)(b) (cost
    $177,691; purchased 6/9/98)...................       NR       14.00%   10/01/07      6,000       1,320,000
  Classic Communications, Inc. Sr. Disc. Notes,
    Zero Coupon (until 08/01/03)..................      Caa      13.250%   08/01/09      2,000       1,230,000
  Coaxial Communications, Inc., Sr. Disc. Notes...       B3       10.00%   08/15/06      1,250       1,287,500
  Crown Castle International, Sr. Disc. Notes,
    Zero Coupon (until 11/15/02)..................       B3      10.625%   11/15/07        500         345,000
  DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       NR       12.50%   03/01/08      1,000         255,000
  E. Spire Communication, Sr. Disc. Notes, Zero
    Coupon (until 07/01/03).......................       NR      10.625%   07/01/08      2,850       1,140,000
  Echostar Communication Sr. Disc. Notes, Zero
    Coupon (until 06/01/99).......................      Caa      12.875%   06/01/04      1,000       1,025,000
  Econophone, Inc., Sr. Disc. Notes, Zero Coupon
    (until 2/15/03)...............................       NR       11.00%   02/15/08      3,500       1,662,500
  First World Communications, Inc., Sr. Disc.
    Notes, Zero Coupon (until 4/15/03)............       NR       13.00%   04/15/08      3,000         915,000
  Focal Communications Corp., Zero Coupon (until
    2/15/03)......................................       NR      12.125%   02/15/08      2,850       1,510,500
  Geotek Communication, Inc., Sr. Disc. Notes,
    Zero Coupon (until 7/15/00)(d)................      Caa       15.00%   07/15/05      4,512       1,534,080
  Global Telesystems, Sr. Notes...................      Caa2      9.875%   02/15/05      1,200       1,140,000
  Globix Corp., Sr. Notes.........................       NR       13.00%   05/01/05      1,250       1,025,000
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon
    (until 12/15/00)..............................       NR      13.875%   12/15/05        650         533,000
  GST Telecommunications, Inc., Sr. Notes, Zero
    Coupon (until 12/15/00).......................       NR      13.875%   12/15/05      5,950       4,254,250
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 5/01/03)...................       NR       10.50%   05/01/08      1,250         575,000
  Hyperion Telecommunications, Inc., Sr. Disc.
    Notes, Zero Coupon
    (until 04/15/01)(b) (cost $2,226,875;
    purchased on various dates: 2/23/98 through
    6/26/98)......................................       NR       13.00%   04/15/03      1,350         972,000
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00)...............................       NR       13.50%   09/15/05      2,000       1,660,000
  ICG Services, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/03)...............................       NR       9.875%   05/01/08      2,000       1,030,000
  ICO Global Communications Sr. Sub. Notes........       B3       15.00%   08/01/05      2,950       2,212,500
  Impsat Corp., Sr. Notes.........................       B2      12.375%   06/15/08      2,000       1,620,000
  Impsat Corp., Gtd. Sr. Notes....................       B2      12.125%   07/15/03      3,150       2,772,000
  IPC Information Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 5/01/01)...................       B3       10.85%   05/01/08      2,250       1,406,250
  Iridium, LLC, Gtd. Notes........................       B3      10.875%   07/15/05      1,000         855,000
  Iridium, LLC, Gtd. Notes........................       B3       14.00%   07/15/05      2,500       2,375,000
  Level 3 Communications, Sr. Disc. Notes, Zero
    Coupon (until 12/01/03).......................       B3       10.50%   12/01/08      5,750       3,342,187

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Level 3 Communications, Sr. Notes...............       B3       9.125%   05/01/08  $   1,250  $    1,239,063
  Long Distance International, Inc., Sr. Notes....       NR       12.25%   04/15/08      2,000       1,600,000
  Mastec, Inc., Sr. Notes.........................      Ba3        7.75%   02/01/08      1,000         965,000
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02)...............................       NR       13.00%   04/15/07      2,000       1,090,000
  Metronet Communications Corp., Zero Coupon
    (until 6/15/03)...............................       B3        9.95%   06/15/08      4,000       2,450,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       B3       11.25%   11/01/07      3,000       1,695,000
  Netia Holdings, Sr. Notes.......................       B        10.25%   11/01/07        850         726,750
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 09/15/02)..................       B2       10.65%   09/15/07        600         385,500
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B2        9.95%   02/15/08      5,900       3,540,000
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 8/15/99)...................       B2        9.75%   08/15/04      2,500       2,425,000
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/31/02)..................       B3        9.75%   10/31/07      1,000         610,000
  Northeast Optic, Sr. Notes......................       NR       12.75%   08/15/08      2,000       1,940,000
  Omnipoint Corp., Sr. Notes, Series A............       B3      11.625%   08/15/06      5,875       4,112,500
  Pagemart Nationwide, Inc., Sr. Disc. Notes,
    Series H, Zero Coupon
    (until 2/01/00)...............................       NR       15.00%   02/01/05      7,500       6,600,000
  Pagemart Wireless, Inc., Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)........................       NR       11.25%   02/01/08      2,500       1,150,000
  Price Communications Wireless, Inc., Sr. Sub.
    Notes.........................................       NR       11.75%   07/15/07      5,000       5,275,000
  PTC International Finance Corp., Gtd. Notes,
    Zero Coupon (until 7/01/02)...................       NR       10.75%   07/01/07      1,750       1,207,500
  RCN Corp., Sr. Disc. Notes, Zero Coupon (until
    10/15/02).....................................       B3      11.125%   10/15/07      1,250         725,000
  Rogers Cantel, Inc., Sr. Sub. Notes, Zero Coupon
    (until 11/30/02)..............................       B2        8.80%   10/01/07      3,400       3,425,500
  RSL Communications PLC, Sr. Sec'd Notes.........       B3       12.00%   11/01/08      1,500       1,552,500
  Splitrock Service, Inc., Sr. Notes..............       NR       11.75%   07/15/08      1,750       1,522,500
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       NR       10.50%   11/01/04      4,000       2,040,000
  Time Warner Telecom LLC., Sr. Notes.............       B2        9.75%   07/15/08      2,750       2,873,750
  Unisite, Inc., Sr. Disc. Notes..................       NR       13.00%   12/15/04      4,000       4,562,800
  US Xchange, LLC, Sr. Notes......................       NR       15.00%   07/01/08      2,250       2,295,000
  USA Mobile Communications, Sr. Notes............       B2        9.50%   02/01/04      5,000       4,500,000
  Versatel Telecommunications, Sr. Notes..........       NR       13.25%   05/15/08      2,000       1,980,000
  Viatel, Inc., Sr. Disc. Notes, Zero Coupon
    (until 4/15/03)...............................       NR       12.50%   04/15/08      1,100         627,000
  Viatel, Inc., Sr. Notes.........................      Caa1      11.25%   04/15/08      1,500       1,507,500
  WamNet, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/02)...............................       NR       13.25%   03/01/05      1,000         550,000
  Winstar Communications, Sr. Notes...............      Caa1      14.00%   10/15/05      1,500       1,085,625
  Worldwide Fiber, Inc., Sr. Notes................       B3       12.50%   12/15/05      4,000       4,000,000
                                                                                                --------------
                                                                                                   124,829,005
                                                                                                --------------
TEXTILES -- 1.2%
  Cluett American Corp., Sr. Sub. Notes...........       NR      10.125%   05/15/08      3,560       3,364,200
  Foamex, L.P., Sr. Sub. Notes....................       B3       9.875%   06/15/07      2,950       3,186,000
  Steel Heddle Manufacturing, Sr. Sub. Notes......       B3      10.625%   06/01/08      2,000       1,400,000
  Worldtex, Inc., Gtd. Notes......................       B1       9.625%   12/15/07      2,000       1,780,000
                                                                                                --------------
                                                                                                     9,730,200
                                                                                                --------------
TRANSPORTATION -- 2.2%
  Aircraft Funding, Sr. Sub. Notes, PIK...........       NR       12.00%   07/15/99      1,051       1,008,970
  Airplanes Pass-through Trust, Sr. Notes.........      Ba2      10.875%   3/15/19       1,000       1,050,000
  Airtran Airlines, Inc., Gtd. Notes..............       NR       10.50%   04/15/01      3,000       2,580,000
  Canadian Airlines, Sr. Notes....................       NR       12.25%   08/01/06        750         525,000
  Continental Airlines, Inc., Sr. Notes...........      Ba2        8.00%   12/15/05      3,000       2,964,300
  Holt Group, Sr. Notes...........................      Caa1       9.75%   01/15/06        800         552,000
  Kitty Hawk, Inc., Sr. Notes.....................       B1        9.95%   11/15/04      2,000       1,970,000
  Stena Line AB, Sr. Notes........................       B1      10.625%   06/01/08      2,000       1,800,000
  Trans World Airlines, Sr. Notes.................       NR       11.50%   12/15/04      1,750       1,487,500
  Trism, Inc., Bonds..............................       B2       10.75%   12/15/00      3,750       2,118,750
  Valuejet, Inc., Sr. Notes.......................       B3       10.25%   04/15/01      2,500       1,412,500
                                                                                                --------------
                                                                                                    17,469,020
                                                                                                --------------
UTILITIES -- 0.1%
  Korea Electric Power, Notes.....................      Ba1        7.00%   10/01/02      1,185       1,066,382
                                                                                                --------------
TOTAL CORPORATE BONDS
  (cost $749,262,856).........................................................................     679,291,914
                                                                                                --------------

CONVERTIBLE BONDS -- 0.2%
OIL & GAS SERVICES -- 0.2%
  Key Energy Group, Inc., Sub. Notes..............       NR        5.00%   09/15/04      4,000       1,800,000
                                                                                                --------------
TELECOMMUNICATIONS
  Geotek Communications, Inc., Sr. Conv. Notes....       NR       12.00%   02/15/01      2,000          10,000
                                                                                                --------------
TOTAL CONVERTIBLE BONDS
  (cost $4,969,713)...........................................................................       1,810,000
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

DECEMBER 31, 1998

                                                                                                    VALUE
COMMON STOCKS (a) -- 0.5%                                                           SHARES         (NOTE 2)

                                                                                 -------------  --------------
  Cellnet Data Systems, Inc. (b) (cost $170; purchased 6/23/97)................         34,000  $      170,000
  Coinstar, Inc................................................................          6,300          67,725
  Dr. Pepper Bottling Holdings, Inc., (Class 'B' Stock)........................          5,807         185,824
  Hedstrom Holding Co..........................................................         24,261          24,261
  Intermedia Communications, PIK...............................................          8,514         146,867
  Loehmann's Holdings, Inc.(b) (cost $0; purchased 9/28/98)....................          4,403           8,393
  Pagemart Nationwide, Inc.....................................................         13,125          73,828
  Premium Standard Farms(b)(c) (cost $870,000; purchased 1/8/98)...............         22,025         356,149
  Samuels Jewelers, Inc........................................................         37,500         318,750
  Scott Cable Communications, (Class 'C' Stock)................................            875               0
  Waste Systems International..................................................        513,351       2,823,431
                                                                                                --------------
TOTAL COMMON STOCKS
  (cost $2,885,749)...........................................................................       4,175,228
                                                                                                --------------

PREFERRED STOCKS -- 6.8%
  21st Century Telecommunications Group, Inc., PIK.............................            443         287,919
  Adelphia Communications, Inc., PIK...........................................         65,250       7,601,625
  AmeriKing, Inc...............................................................         22,716         579,258
  California Federal Bancorp, Inc..............................................        100,000       2,531,250
  Cendant Corp.................................................................         91,100       3,040,462
  Century Maintenance Supplies.................................................         42,547       4,403,610
  Chesapeake Energy Corp.(a)...................................................         20,000         213,750
  Clark USA, Inc., PIK.........................................................            531         424,693
  Cluett American Corp.........................................................         37,805       3,542,623
  Concentric Network Corp......................................................          1,278       1,092,690
  CSC Holdings, Inc., PIK......................................................            327       3,644,545
  Eagle-Picher Holdings, Inc. (a)..............................................            170         858,500
  EchoStar Communications, Inc., PIK...........................................          4,002       4,627,335
  Fitzgerald Gaming, Inc. (a)..................................................         50,000         500,000
  Geneva Steel, Inc............................................................         22,000          66,000
  GPA Group PLC................................................................      1,550,000         775,000
  Harborside Healthcare Corp...................................................          1,034         904,750
  ICG Communications, Inc., PIK................................................          1,273       1,247,059
  Intermedia Communications, Inc., Series 144..................................         90,000       1,338,750
  Intermedia Communications, Inc., Series D....................................         90,000       2,103,750
  Intermedia Communications, Inc., PIK.........................................          3,151       3,175,053
  International Utility Structures, Inc........................................             16          14,240
  Kelley Oil & Gas Corp........................................................         38,400         345,600
  Nextel Communications, Inc...................................................            922         839,020
  NEXTLINK Communications, Inc.................................................         39,500       1,659,000
  Paxson Communications, Inc...................................................          5,511       5,015,181
  Petroleum Heat & Power, Inc., Conv. Pfd. (a)(b) (cost $49,022, purchased
    9/9/98)....................................................................         19,609          39,218
  Petroleum Heat & Power, Inc., Series C (b) (cost $2,000,000, purchased
    2/12/97)...................................................................         80,000       1,600,000
  Rural Cellular Corp., PIK....................................................            529         486,328
  Viasystems, Inc. (a).........................................................         43,297         649,459
  Viatel Inc., Sr. Notes.......................................................          1,363         149,944
                                                                                                --------------
TOTAL PREFERRED STOCKS
  (cost $62,519,868)..........................................................................      53,756,612
                                                                                                --------------

                                                                   EXPIRATION
WARRANTS (a) -- 0.2%                                                  DATE           UNITS
                                                                  -------------  -------------
  21st Century Telecom Group, Inc...............................     02/15/10              400          12,000
  Allegiance Telecommunications, Inc............................     02/03/08            3,800          30,400
  American Banknote Corp........................................     12/01/02            2,500             312
  American Mobile Satelite Corp.................................     04/01/08            2,100           8,148
  Ampex Corp....................................................     03/15/03          170,000         127,500
  Bell Technology Group Ltd.....................................     01/23/01            1,250              12
  Bestel SA.....................................................     01/01/04            2,500           5,000
  Birch Telecomm, Inc...........................................     06/15/00            2,500               0
  Cellnet Data Systems, Inc.....................................     01/01/49            7,010          42,060
  Classic Communicatons, Inc....................................     08/01/09            6,000               0
  Clearnet Communications, Inc..................................     09/15/05           26,202         131,010
  Diva Systems Corp.............................................     01/01/05            3,000          48,000
  DTI Holdings, Inc.............................................     01/01/04            5,000             250
  Electronic Retailing Systems..................................     01/01/49            2,000          10,000
  Ermis Maritime Holdings, Inc..................................     01/01/07            2,000           2,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

DECEMBER 31, 1998

                                                                   EXPIRATION                       VALUE
WARRANTS (a) (CONTINUED)                                              DATE           UNITS         (NOTE 2)
                                                                  -------------  -------------  --------------
  First World Communications....................................     01/01/04            3,000  $            0
  Foamex - JPS Automotive LLC...................................     07/01/99            2,000          42,000
  Globalstar Capital Co.........................................     02/15/04            1,200          72,000
  Hyperion Telecommunications Corp..............................     04/15/01            4,250         318,623
  ICG Communications, Inc.......................................     09/15/05           20,790         270,270
  ICO Global Communications.....................................     08/01/05            2,950               0
  Interact Systems, Inc.........................................     08/01/03            4,400             550
  Intermedia Communications of Florida, Inc.....................     06/01/00            3,000         128,220
  Long Distance Int'l., Inc.....................................     05/01/05            2,000              20
  McCaw Int'l. Ltd..............................................     01/01/49            1,650           8,250
  MGC Communications, Inc.......................................     01/01/49            1,950          60,138
  Nextel Communications, Inc....................................     01/01/49            2,250               0
  Pagemart, Inc.................................................     11/01/03            9,200          27,600
  Powertel, Inc.................................................     02/01/06            6,720          13,440
  President Riverboat Casinos, Inc..............................     09/30/99           22,075               0
  Price Communications Cellular Holdings........................     08/01/07            6,880         301,860
  Primus Telecommunications Group...............................     08/01/07            1,500          18,750
  Splitrock Service, Inc........................................     07/15/08            1,750          19,250
  Star Choice Communications, Inc...............................     12/15/05           69,480          26,805
  Sterling Chemical Holdings, Inc...............................     08/15/08              560           8,400
  TVN Entertainment Corp........................................     08/01/08            3,750              38
  Unisite, Inc..................................................     12/15/04            1,943               0
  USN Communications, Inc.......................................     01/01/49           10,590           2,224
  Versatel Telecommunications...................................     05/15/08            2,000          20,000
  Wam!net, Inc..................................................     01/01/08            3,000          24,000
                                                                                                --------------
TOTAL WARRANTS
  (cost $618,277).............................................................................       1,779,130
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $820,256,463).........................................................................     740,812,884
                                                                                                --------------

                                                                                     PRINCIPAL
                                                               INTEREST    MATURITY   AMOUNT
SHORT-TERM INVESTMENT -- 4.3%                                    RATE        DATE      (000)
                                                             ------------  --------  ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account.......................     4.693%     01/04/99   $33,890       33,890,000
                                                                                                --------------
    (cost $33,890,000 Note 5)
TOTAL INVESTMENTS -- 98.2%
  (cost $854,146,463; Note 6).................................................................     774,702,884
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.8%.................................................      14,618,087
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%....................................................................  $  789,320,971
                                                                                                --------------
                                                                                                --------------

The following abbreviations are used in portfolio descriptions:
  LLC   Limited Liability Company
  LP    Limited Partnership
  NR    Not Rated by Moody's or Standard & Poors
  PIK   Payment in Kind Securities
  PLC   Public Limited Company

(a)  Non-income producing security.
(b) Indicates a restricted security; the aggregate cost of the restricted securities is $13,501,095. The aggregate value, $13,241,026 is approximately 1.7% of net assets.
(c)  Indiciates a fair valued security.

(d) Represents issuer in default on interest payments, non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                             STOCK INDEX PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 97.3%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.3%
  Aeroquip-Vickers, Inc...........................          9,700  $      290,394
  AlliedSignal, Inc...............................        195,400       8,658,662
  Boeing Co.......................................        343,536      11,207,862
  General Dynamics Corp...........................         44,400       2,602,950
  Goodrich (B.F.) Co..............................         25,600         918,400
  Lockheed Martin Corp............................         68,049       5,767,153
  Northrop Grumman Corp...........................         24,200       1,769,625
  Parker-Hannifin Corp............................         38,225       1,251,869
  Raytheon Co. (Class "B" Stock)..................        118,018       6,284,458
  United Technologies Corp........................         79,700       8,667,375
                                                                   --------------
                                                                       47,418,748
                                                                   --------------
AIRLINES -- 0.3%
  AMR Corp. (a)...................................         63,900       3,794,062
  Delta Air Lines, Inc............................         53,200       2,766,400
  Southwest Airlines Co...........................        117,150       2,628,553
  US Airways Group, Inc. (a)......................         34,900       1,814,800
                                                                   --------------
                                                                       11,003,815
                                                                   --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...         25,200         348,075
  Nike, Inc. (Class "B" Stock)....................        101,100       4,100,869
  Reebok International Ltd........................         19,000         282,625
                                                                   --------------
                                                                        4,731,569
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.4%
  Cummins Engine Co., Inc.........................         12,400         440,200
  Dana Corp.......................................         57,094       2,333,717
  Ford Motor Co...................................        420,500      24,678,094
  General Motors Corp.............................        224,400      16,058,625
  Genuine Parts Co................................         61,925       2,070,617
  Johnson Controls, Inc...........................         29,300       1,728,700
  Navistar International Corp. (a)................         23,900         681,150
  PACCAR, Inc.....................................         27,160       1,116,955
  TRW, Inc........................................         42,000       2,359,875
                                                                   --------------
                                                                       51,467,933
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 6.5%
  Banc One Corp...................................        404,445      20,651,973
  Bank of New York Co., Inc.......................        261,100      10,509,275
  BankAmerica Corp................................        600,844      36,125,745
  BankBoston Corp.................................        102,600       3,994,987
  Bankers Trust Corp..............................         34,200       2,921,962
  BB&T Corp.......................................         98,700       3,978,844
  Chase Manhattan Corp............................        295,094      20,084,835
  Comerica, Inc...................................         54,150       3,692,353
  First Union Corp................................        334,578      20,346,525
  Fleet Financial Group, Inc......................        198,400       8,866,000
  Golden West Financial Corp......................         20,100       1,842,919
  Huntington Bancshares, Inc......................         73,500       2,209,594
  KeyCorp.........................................        152,900       4,892,800
  Mellon Bank Corp................................         91,200       6,270,000
  Mercantile Bancorporation, Inc..................         53,400       2,463,075
  Morgan (J.P.) & Co., Inc........................         61,950       6,508,622
  National City Corp..............................        114,700       8,315,750
  Northern Trust Corp.............................         38,300       3,344,069
  PNC Bank Corp...................................        104,600       5,661,475
  Providian Financial Corp........................         48,750       3,656,250
  Regions Financial Corp..........................         75,100       3,027,469
  Republic New York Corp..........................         37,100       1,690,369
  Summit Bancorp..................................         60,900       2,660,569
  Suntrust Banks, Inc.............................         72,800       5,569,200


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Synovus Financial Corp..........................         91,500  $    2,230,312
  U.S. Bancorp....................................        259,426       9,209,623
  Union Planters Corp.............................         43,800       1,984,687
  Wachovia Corp...................................         71,900       6,286,756
  Wells Fargo & Co................................        565,260      22,575,071
                                                                   --------------
                                                                      231,571,109
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         52,300       1,788,006
  Omnicom Group, Inc..............................         58,400       3,387,200
                                                                   --------------
                                                                        5,175,206
                                                                   --------------
CHEMICALS -- 1.6%
  Air Products & Chemicals, Inc...................         81,100       3,244,000
  Dow Chemical Co.................................         77,900       7,084,031
  Du Pont (E.I.) de Nemours & Co..................        394,400      20,927,850
  Eastman Chemical Co.............................         27,600       1,235,100
  Engelhard Corp..................................         49,875         972,562
  FMC Corp. (a)...................................         12,300         688,800
  Grace (W.R.) & Co...............................         24,400         382,775
  Great Lakes Chemical Corp.......................         20,600         824,000
  Hercules, Inc...................................         32,400         886,950
  Monsanto Co.....................................        209,300       9,941,750
  Morton International, Inc.......................         46,100       1,129,450
  Nalco Chemical Co...............................         23,100         716,100
  Praxair, Inc....................................         55,600       1,959,900
  Raychem Corp....................................         30,200         975,837
  Rohm & Haas Co..................................         61,800       1,861,725
  Sigma-Aldrich Corp..............................         34,000         998,750
  Union Carbide Corp..............................         47,000       1,997,500
                                                                   --------------
                                                                       55,827,080
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp. (a)...............................        299,618       5,711,468
  Deluxe Corp.....................................         27,000         987,187
  Moore Corp. Ltd.................................         28,500         313,500
                                                                   --------------
                                                                        7,012,155
                                                                   --------------
COMPUTER SERVICES -- 7.2%
  3Com Corp. (a)..................................        124,000       5,556,750
  Adobe Systems, Inc..............................         23,600       1,103,300
  America Online, Inc. (a)........................         24,000       3,840,000
  Autodesk, Inc...................................         15,800         674,462
  Automatic Data Processing, Inc..................        104,700       8,395,631
  BMC Software, Inc. (a)..........................         71,100       3,168,394
  Cabletron Systems, Inc. (a).....................         53,500         448,062
  Ceridian Corp. (a)..............................         24,600       1,717,387
  Cisco Systems, Inc. (a).........................        537,450      49,882,078
  Computer Associates International, Inc..........        195,143       8,317,970
  Computer Sciences Corp. (a).....................         55,200       3,556,950
  Electronic Data Systems Corp....................        170,100       8,547,525
  EMC Corp. (a)...................................        173,300      14,730,500
  First Data Corp.................................        154,300       4,889,381
  Microsoft Corp. (a).............................        858,300     119,035,481
  Novell, Inc. (a)................................        120,100       2,176,812
  Oracle Corp. (a)................................        336,687      14,519,627
  Parametric Technology Corp. (a).................         93,000       1,522,875
  Peoplesoft, Inc.................................         70,000       1,325,625
  Silicon Graphics, Inc. (a)......................         61,800         795,675
  Unisys Corp.....................................         85,900       2,958,181
                                                                   --------------
                                                                      257,162,666
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
COMPUTERS -- 4.5%
  Apple Computer, Inc. (a)........................         45,700  $    1,870,844
  Compaq Computer Corp............................        580,769      24,356,000
  Data General Corp. (a)..........................         15,800         259,712
  Dell Computer Corp. (a).........................        440,200      32,217,137
  Gateway 2000, Inc. (a)..........................         54,200       2,774,362
  Hewlett-Packard Co..............................        361,400      24,688,137
  International Business Machines Corp............        323,800      59,822,050
  Seagate Technology, Inc. (a)....................         83,100       2,513,775
  Sun Microsystems, Inc. (a)......................        131,000      11,216,875
                                                                   --------------
                                                                      159,718,892
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp.....................................         21,600         973,350
  Fluor Corp......................................         28,300       1,204,519
  Foster Wheeler Corp.............................         13,300         175,394
  Pulte Corp......................................         14,500         403,281
                                                                   --------------
                                                                        2,756,544
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................         10,900         498,675
  Bemis Co., Inc..................................         18,100         686,669
  Crown Cork & Seal Co., Inc......................         44,200       1,361,912
  Owens-Illinois, Inc. (a)........................         54,700       1,675,187
  Sealed Air Corp.................................         29,510       1,506,854
                                                                   --------------
                                                                        5,729,297
                                                                   --------------
COSMETICS & SOAPS -- 2.2%
  Alberto Culver Co. (Class "B" Stock)............         19,100         509,731
  Avon Products, Inc..............................         92,000       4,071,000
  Colgate-Palmolive Co............................        102,700       9,538,262
  Gillette Co.....................................        391,700      18,924,006
  International Flavors & Fragrances, Inc.........         36,400       1,608,425
  Procter & Gamble Co.............................        463,504      42,323,709
                                                                   --------------
                                                                       76,975,133
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  Avery Dennison Corp.............................         40,800       1,838,550
  Pitney Bowes, Inc...............................         98,100       6,480,731
  Xerox Corp......................................        113,446      13,386,628
                                                                   --------------
                                                                       21,705,909
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.3%
  Fortune Brands, Inc.............................         61,300       1,938,612
  General Electric Co.............................      1,124,600     114,779,487
                                                                   --------------
                                                                      116,718,099
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 11.3%
  Abbott Laboratories.............................        534,900      26,210,100
  Allergan, Inc...................................         23,300       1,508,675
  ALZA Corp. (a)..................................         30,600       1,598,850
  American Home Products Corp.....................        457,400      25,757,337
  Amgen, Inc. (a).................................         88,700       9,274,694
  Bard (C.R.), Inc................................         19,000         940,500
  Bausch & Lomb, Inc..............................         20,100       1,206,000
  Baxter International, Inc.......................         99,900       6,424,819
  Becton, Dickinson & Co..........................         86,600       3,696,737
  Biomet, Inc.....................................         39,100       1,573,775
  Boston Scientific Corp. (a).....................        136,600       3,662,587
  Bristol-Myers Squibb Co.........................        343,780      46,002,061
  Cardinal Health, Inc............................         69,450       5,269,519
  Guidant Corp....................................         52,900       5,832,225


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DRUGS AND MEDICAL SUPPLIES (CONT'D.)
  Johnson & Johnson...............................        464,800  $   38,985,100
  Lilly (Eli) & Co................................        381,400      33,896,925
  Mallinckrodt, Inc...............................         23,800         733,337
  Medtronic, Inc..................................        163,500      12,139,875
  Merck & Co., Inc................................        411,650      60,795,559
  Pfizer, Inc.....................................        453,600      56,898,450
  Pharmacia & Upjohn, Inc.........................        177,425      10,046,691
  Schering-Plough Corp............................        509,400      28,144,350
  St. Jude Medical, Inc. (a)......................         30,300         838,931
  Warner-Lambert Co...............................        281,500      21,165,281
                                                                   --------------
                                                                      402,602,378
                                                                   --------------
ELECTRONICS -- 3.8%
  Advanced Micro Devices, Inc. (a)................         48,100       1,391,894
  AMP Inc.........................................         76,044       3,959,041
  Applied Materials, Inc. (a).....................        127,600       5,446,925
  EG&G, Inc.......................................         15,000         417,187
  Emerson Electric Co.............................        154,100       9,640,881
  Grainger (W.W.), Inc............................         33,400       1,390,275
  Harris Corp.....................................         27,100         992,537
  Honeywell, Inc..................................         44,000       3,313,750
  Intel Corp......................................        582,500      69,062,656
  KLA-Tencor Corp. (a)............................         29,700       1,288,237
  LSI Logic Corp. (a).............................         47,500         765,937
  Micron Technology, Inc..........................         74,900       3,787,131
  Motorola, Inc...................................        207,100      12,646,044
  National Semiconductor Corp. (a)................         58,000         783,000
  Perkin-Elmer Corp...............................         17,200       1,678,075
  Rockwell International Corp.....................         68,500       3,326,531
  Solectron Corp..................................         11,600       1,078,075
  Tektronix, Inc..................................         17,500         526,094
  Texas Instruments, Inc..........................        136,000      11,636,500
  Thomas & Betts Corp.............................         19,800         857,587
                                                                   --------------
                                                                      133,988,357
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Browning-Ferris Industries, Inc.................         66,200       1,882,562
                                                                   --------------
FINANCIAL SERVICES -- 5.6%
  American Express Co.............................        159,900      16,349,775
  Associates First Capital Corp...................        240,066      10,172,797
  Bear Stearns Companies, Inc.....................         40,100       1,498,737
  Block (H.R.), Inc...............................         36,700       1,651,500
  Capital One Financial Corp......................         22,800       2,622,000
  Citigroup, Inc..................................        791,209      39,164,845
  Countrywide Credit Industries, Inc..............         38,800       1,947,275
  Dun & Bradstreet Corp...........................         58,360       1,841,987
  Federal Home Loan Mortgage Corp.................        233,000      15,013,937
  Federal National Mortgage Association...........        360,100      26,647,400
  Fifth Third Bancorp.............................         93,800       6,689,112
  Franklin Resources, Inc.........................         88,400       2,828,800
  Household International, Inc....................        171,258       6,786,098
  Lehman Brothers Holdings, Inc...................         40,200       1,771,312
  MBNA Corp.......................................        258,768       6,453,027
  Merrill Lynch & Co., Inc........................        120,400       8,036,700
  Morgan Stanley Dean Witter & Co.................        200,905      14,264,255
  Paychex, Inc....................................         52,000       2,674,750
  Schwab (Charles) Corp...........................        139,200       7,821,300
  SLM Holding Corp................................         59,600       2,860,800
  State Street Corp...............................         55,800       3,881,587
  SunAmerica, Inc.................................         71,700       5,816,662

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FINANCIAL SERVICES (CONT'D.)
  Transamerica Corp...............................         21,600  $    2,494,800
  Washington Mutual, Inc..........................        206,248       7,876,095
                                                                   --------------
                                                                      197,165,551
                                                                   --------------
FOOD & BEVERAGES -- 4.7%
  Anheuser-Busch Companies, Inc...................        168,500      11,057,812
  Archer-Daniels-Midland Co.......................        206,173       3,543,598
  Bestfoods.......................................        100,700       5,362,275
  Brown-Forman Corp. (Class "B" Stock)............         24,500       1,854,344
  Campbell Soup Co................................        152,400       8,382,000
  Coca-Cola Co....................................        852,900      57,037,687
  Coca-Cola Enterprises, Inc......................        139,000       4,969,250
  ConAgra, Inc....................................        169,100       5,326,650
  Coors (Adolph) Co. (Class "B" Stock)............         12,800         722,400
  General Mills, Inc..............................         54,400       4,229,600
  Heinz (H.J.) & Co...............................        127,850       7,239,506
  Hershey Foods Corp..............................         49,800       3,096,937
  Kellogg Co......................................        141,700       4,835,512
  PepsiCo, Inc....................................        510,000      20,878,125
  Pioneer Hi-Bred International, Inc..............         84,900       2,292,300
  Quaker Oats Co..................................         48,200       2,867,900
  Ralston-Ralston Purina Group....................        109,220       3,535,997
  Sara Lee Corp...................................        323,400       9,115,837
  Seagram Co., Ltd................................        130,200       4,947,600
  Sysco Corp......................................        117,500       3,223,906
  Wrigley (William) Jr. Co........................         39,900       3,573,544
                                                                   --------------
                                                                      168,092,780
                                                                   --------------
FOREST PRODUCTS -- 0.6%
  Boise Cascade Corp..............................         18,886         585,466
  Champion International Corp.....................         33,000       1,336,500
  Fort James Corp.................................         76,000       3,040,000
  Georgia-Pacific Corp............................         31,400       1,838,862
  International Paper Co..........................        107,434       4,814,386
  Louisiana-Pacific Corp..........................         38,900         712,356
  Mead Corp.......................................         35,400       1,037,662
  Potlatch Corp...................................         10,000         368,750
  Temple-Inland, Inc..............................         19,000       1,126,937
  Union Camp Corp.................................         25,100       1,694,250
  Westvaco Corp...................................         35,700         957,206
  Weyerhaeuser Co.................................         68,900       3,500,981
  Willamette Industries, Inc......................         40,100       1,343,350
                                                                   --------------
                                                                       22,356,706
                                                                   --------------
GAS PIPELINES -- 0.3%
  Columbia Energy Group...........................         28,250       1,631,437
  Consolidated Natural Gas Co.....................         33,700       1,819,800
  Peoples Energy Corp.............................         11,400         454,575
  Sempra Energy...................................         84,104       2,134,139
  Sonat, Inc......................................         36,900         998,606
  Williams Companies, Inc.........................        146,300       4,562,731
                                                                   --------------
                                                                       11,601,288
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.7%
  Columbia/HCA Healthcare Corp....................        226,298       5,600,875
  HBO & Co........................................        151,100       4,334,681
  Healthsouth Corp. (a)...........................        146,500       2,261,594
  Humana, Inc. (a)................................         58,100       1,034,906
  IMS Health, Inc.................................         57,560       4,342,183
  Manor Care, Inc.................................         30,850         906,219
  Service Corp. International.....................         89,500       3,406,594


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Shared Medical Systems Corp.....................          9,000  $      448,875
  Tenet Healthcare Corp. (a)......................        107,100       2,811,375
                                                                   --------------
                                                                       25,147,302
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.4%
  Clorox Co.......................................         36,600       4,275,338
  Kimberly-Clark Corp.............................        186,988      10,190,846
                                                                   --------------
                                                                       14,466,184
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc.................         13,700         826,281
  Fleetwood Enterprises, Inc......................         12,600         437,850
  Kaufman & Broad Home Corp.......................         13,166         378,523
  Lowe's Companies, Inc...........................        122,900       6,290,944
  Masco Corp......................................        118,200       3,398,250
  Maytag Corp.....................................         32,700       2,035,575
  Owens Corning...................................         19,100         676,856
  Stanley Works...................................         32,300         896,325
  Tupperware Corp.................................         22,300         366,556
  Whirlpool Corp..................................         27,300       1,511,738
                                                                   --------------
                                                                       16,818,898
                                                                   --------------
INSURANCE -- 3.4%
  Aetna, Inc......................................         50,912       4,002,956
  Allstate Corp...................................        283,988      10,969,037
  American General Corp...........................         88,686       6,917,508
  American International Group, Inc...............        363,532      35,126,280
  Aon Corp........................................         58,150       3,220,056
  Berkshire Hathaway, Inc. (Class "B" Stock)......            982       2,307,113
  Chubb Corp......................................         58,400       3,788,700
  CIGNA Corp......................................         71,100       5,496,919
  Cincinnati Financial Corp.......................         58,500       2,142,563
  Conseco, Inc....................................        108,259       3,308,666
  Hartford Financial Services Group, Inc..........         81,300       4,461,338
  Jefferson-Pilot Corp............................         37,012       2,775,900
  Lincoln National Corp...........................         35,100       2,871,619
  Loews Corp......................................         39,700       3,900,525
  Marsh & McLennan Companies, Inc.................         88,400       5,165,875
  MBIA, Inc.......................................         34,300       2,248,794
  MGIC Investment Corp............................         40,200       1,600,463
  Progressive Corp................................         25,100       4,251,313
  Provident Companies, Inc........................         47,200       1,958,800
  SAFECO Corp.....................................         48,300       2,073,881
  St. Paul Companies, Inc.........................         82,410       2,863,748
  Torchmark Corp..................................         48,000       1,695,000
  United Healthcare Corp..........................         67,500       2,906,719
  UNUM Corp.......................................         48,500       2,831,188
                                                                   --------------
                                                                      118,884,961
                                                                   --------------
LEISURE -- 1.1%
  Brunswick Corp..................................         33,400         826,650
  Carnival Corp. (Class "A" Stock)................        181,000       8,688,000
  Disney (Walt) Co................................        712,601      21,378,030
  Harrah's Entertainment, Inc. (a)................         35,350         554,553
  Hilton Hotels Corp..............................         87,800       1,679,175
  King World Productions, Inc.....................         25,600         753,600
  Marriott International, Inc. (Class "A"
    Stock)........................................         90,200       2,615,800
  Mirage Resorts, Inc. (a)........................         61,900         924,631
                                                                   --------------
                                                                       37,420,439
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MACHINERY -- 0.6%
  Briggs & Stratton Corp..........................          7,800  $      389,025
  Case Corp.......................................         25,400         554,038
  Caterpillar, Inc................................        127,700       5,874,200
  Cooper Industries, Inc..........................         42,600       2,031,488
  Deere & Co......................................         85,200       2,822,250
  Dover Corp......................................         78,100       2,860,413
  Eaton Corp......................................         25,500       1,802,531
  Harnischfeger Industries, Inc...................         16,100         164,019
  Ingersoll-Rand Co...............................         57,550       2,701,253
  Milacron, Inc...................................         12,600         242,550
  Snap-On, Inc....................................         20,800         724,100
  Timken Co.......................................         21,500         405,813
                                                                   --------------
                                                                       20,571,680
                                                                   --------------
MANUFACTURING -- 0.6%
  Illinois Tool Works, Inc........................         87,200       5,057,600
  Tyco International Ltd..........................        224,608      16,943,866
                                                                   --------------
                                                                       22,001,466
                                                                   --------------
MEDIA -- 2.9%
  CBS Corp........................................        248,100       8,125,275
  Clear Channel Communications, Inc. (a)..........         86,200       4,697,900
  Comcast Corp. (Special Class "A" Stock).........        128,200       7,523,738
  Donnelley (R.R.) & Sons Co......................         49,500       2,168,719
  Dow Jones & Co., Inc............................         32,200       1,549,625
  Gannett Co., Inc................................         99,400       6,579,038
  Interpublic Group of Companies, Inc.............         47,900       3,820,025
  Knight-Ridder, Inc..............................         27,600       1,411,050
  McGraw-Hill, Inc................................         34,700       3,535,063
  Mediaone Group, Inc.............................        212,200       9,973,400
  Meredith Corp...................................         17,800         674,175
  New York Times Co. (Class "A" Stock)............         65,200       2,261,625
  Tele-Communications, Inc. (Series "A"
    Stock) (a)....................................        182,800      10,111,125
  Time Warner, Inc................................        411,080      25,512,653
  Times Mirror Co. (Class "A" Stock)..............         30,600       1,713,600
  Tribune Co......................................         42,600       2,811,600
  Viacom, Inc. (Class "B" Stock) (a)..............        125,367       9,277,158
                                                                   --------------
                                                                      101,745,769
                                                                   --------------
METALS-FERROUS -- 0.1%
  Allegheny Teledyne, Inc.........................         69,880       1,428,173
  Bethlehem Steel Corp. (a).......................         47,300         396,138
  Nucor Corp......................................         30,800       1,332,100
  USX-U.S. Steel Group, Inc.......................         31,540         725,420
  Worthington Industries, Inc.....................         34,000         425,000
                                                                   --------------
                                                                        4,306,831
                                                                   --------------
METALS-NON FERROUS -- 0.3%
  Alcan Aluminum Ltd..............................         79,350       2,147,409
  Aluminum Company of America.....................         65,500       4,883,844
  Cyprus Amax Minerals Co.........................         32,700         327,000
  Inco Ltd........................................         56,200         593,613
  Reynolds Metals Co..............................         25,600       1,348,800
                                                                   --------------
                                                                        9,300,666
                                                                   --------------
MINERAL RESOURCES -- 0.1%
  ASARCO, Inc.....................................         14,500         218,406
  Burlington Resources, Inc.......................         60,917       2,181,590

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Homestake Mining Co.............................         72,700  $      667,931
  Phelps Dodge Corp...............................         20,300       1,032,763
                                                                   --------------
                                                                        4,100,690
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.6%
  AES Corp........................................         63,300       2,998,838
  Crane Co........................................         23,625         713,180
  Danaher Corp....................................         43,100       2,340,869
  Ecolab, Inc.....................................         46,000       1,664,625
  ITT Industries, Inc.............................         41,900       1,665,525
  Laidlaw, Inc....................................        112,400       1,131,025
  Millipore Corp..................................         14,200         403,813
  NACCO Industries, Inc. (Class "A" Stock)........          2,800         257,600
  Pall Corp.......................................         42,000       1,063,125
  PPG Industries, Inc.............................         62,200       3,623,150
  Textron, Inc....................................         57,200       4,343,625
  Thermo Electron Corp. (a).......................         57,000         965,438
                                                                   --------------
                                                                       21,170,813
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 1.2%
  American Greetings Corp. (Class "A" Stock)......         24,800       1,018,350
  Black & Decker Corp.............................         32,900       1,844,456
  Corning, Inc....................................         80,600       3,627,000
  Eastman Kodak Co................................        113,100       8,143,200
  Jostens, Inc....................................         12,400         324,725
  Minnesota Mining & Manufacturing Co.............        137,300       9,765,463
  Polaroid Corp...................................         15,400         287,788
  Rubbermaid, Inc.................................         52,200       1,641,038
  Unilever N.V., ADR, (United Kingdom)............        221,700      18,387,244
                                                                   --------------
                                                                       45,039,264
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.1%
  Tenneco, Inc....................................         58,900       2,006,281
                                                                   --------------
OIL & GAS -- 5.5%
  Amerada Hess Corp...............................         32,500       1,616,875
  Amoco Corp......................................        327,260      19,758,323
  Anadarko Petroleum Corp.........................         41,600       1,284,400
  Ashland, Inc....................................         26,600       1,286,775
  Atlantic Richfield Co...........................        112,270       7,325,618
  Chevron Corp....................................        227,700      18,884,869
  Coastal Corp....................................         72,700       2,539,956
  Eastern Enterprises.............................          6,500         284,375
  Exxon Corp......................................        843,600      61,688,250
  Kerr-McGee Corp.................................         16,200         619,650
  Mobil Corp......................................        272,000      23,698,000
  NICOR, Inc......................................         16,200         684,450
  Phillips Petroleum Co...........................         90,300       3,849,038
  Royal Dutch Petroleum Co........................        745,300      35,681,238
  Sunoco, Inc.....................................         33,200       1,197,275
  Texaco, Inc.....................................        183,782       9,717,473
  Union Pacific Resources Group, Inc..............         86,056         779,883
  Unocal Corp.....................................         84,600       2,469,263
  USX-Marathon Group..............................        100,000       3,012,500
                                                                   --------------
                                                                      196,378,211
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp.......................        128,000       2,160,000
  Oryx Energy Co. (a).............................         37,200         499,875
                                                                   --------------
                                                                        2,659,875
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES -- 0.7%
  Apache Corp.....................................         34,100  $      863,156
  Baker Hughes, Inc...............................        112,130       1,983,299
  Enron Corp......................................        114,200       6,516,538
  Halliburton Co..................................        152,700       4,523,738
  Helmerich & Payne, Inc..........................         18,100         350,688
  McDermott International, Inc....................         20,700         511,031
  ONEOK, Inc......................................         10,000         361,250
  Rowan Companies, Inc. (a).......................         28,700         287,000
  Schlumberger Ltd................................        189,100       8,722,238
                                                                   --------------
                                                                       24,118,938
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp...............................        129,300       2,521,350
  Battle Mountain Gold Co.........................         81,000         334,125
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)........................................         66,200         690,963
  Newmont Mining Corp.............................         54,503         984,460
  Placer Dome, Inc................................         86,000         989,000
                                                                   --------------
                                                                        5,519,898
                                                                   --------------
RAILROADS -- 0.5%
  Burlington Northern Santa Fe Corp...............        163,626       5,522,378
  CSX Corp........................................         76,612       3,179,398
  Norfolk Southern Corp...........................        132,300       4,192,256
  Union Pacific Corp..............................         86,800       3,911,425
                                                                   --------------
                                                                       16,805,457
                                                                   --------------
RESTAURANTS -- 0.6%
  Darden Restaurants, Inc.........................         50,300         905,400
  McDonald's Corp.................................        238,800      18,298,050
  Tricon Global Restaurants, Inc. (a).............         53,850       2,699,231
  Wendy's International, Inc......................         44,800         977,200
                                                                   --------------
                                                                       22,879,881
                                                                   --------------
RETAIL -- 6.4%
  Albertson's, Inc................................         85,800       5,464,388
  American Stores Co..............................         95,800       3,538,613
  AutoZone, Inc. (a)..............................         51,900       1,709,456
  Circuit City Stores, Inc........................         33,800       1,687,888
  Consolidated Stores Corp........................         37,200         750,975
  Costco Companies, Inc. (a)......................         75,466       5,447,702
  CVS Corp........................................        134,800       7,414,000
  Dayton-Hudson Corp..............................        152,284       8,261,407
  Dillard's, Inc..................................         37,750       1,071,156
  Dollar General Corporation......................         63,875       1,509,047
  Federated Department Stores, Inc. (a)...........         73,500       3,201,844
  Fred Meyer, Inc.................................         54,100       3,259,525
  Great Atlantic & Pacific Tea Co., Inc...........         12,400         367,350
  Harcourt General, Inc...........................         25,006       1,330,007
  Home Depot, Inc.................................        519,446      31,783,602
  IKON Office Solutions, Inc......................         46,476         397,951
  J.C. Penney Co., Inc............................         88,800       4,162,500
  Kmart Corp. (a).................................        168,400       2,578,625
  Kohl's Corp. (a)................................         55,600       3,415,925
  Kroger Co. (a)..................................         88,700       5,366,350
  Liz Claiborne, Inc..............................         23,400         738,563
  Longs Drug Stores, Inc..........................         13,700         513,750
  May Department Stores Co........................         80,600       4,866,225
  Newell Co.......................................         55,000       2,268,750
  Nordstrom, Inc..................................         52,300       1,814,156
  Pep Boys-Manny, Moe & Jack......................         21,700         340,419
  Rite Aid Corp...................................         90,600       4,490,363
  Safeway, Inc. (a)...............................        166,100      10,121,719


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
RETAIL (CONT'D.)
  Sears, Roebuck & Co.............................        130,400  $    5,542,000
  Sherwin-Williams Co.............................         59,700       1,753,688
  Staples, Inc. (a)...............................        105,200       4,595,925
  Supervalu, Inc..................................         40,800       1,142,400
  Tandy Corp......................................         34,530       1,422,204
  The Gap, Inc....................................        201,525      11,335,781
  The Limited, Inc................................         82,048       2,389,648
  TJX Companies, Inc..............................        109,400       3,172,600
  Toys 'R' Us, Inc. (a)...........................         98,450       1,661,344
  Wal-Mart Stores, Inc............................        774,000      63,032,625
  Walgreen Co.....................................        172,900      10,125,456
  Winn-Dixie Stores, Inc..........................         51,900       2,329,013
                                                                   --------------
                                                                      226,374,940
                                                                   --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co.........................         28,800         588,600
  Goodyear Tire & Rubber Co.......................         54,300       2,738,756
                                                                   --------------
                                                                        3,327,356
                                                                   --------------
TELECOMMUNICATIONS -- 10.3%
  Airtouch Communications, Inc. (a)...............        198,900      14,345,663
  Alltel Corp.....................................         94,700       5,664,244
  Ameritech Corp..................................        383,400      24,297,975
  Andrew Corp. (a)................................         29,112         480,348
  Ascend Communications, Inc. (a).................         74,800       4,918,100
  AT&T Corp.......................................        624,473      46,991,593
  Bell Atlantic Corp..............................        538,390      30,587,282
  BellSouth Corp..................................        682,000      34,014,750
  Frontier Corp...................................         60,400       2,053,600
  General Instrument Corp.........................         51,300       1,740,994
  GTE Corp........................................        330,320      22,275,955
  Lucent Technologies, Inc........................        454,620      50,008,200
  MCI WorldCom, Inc...............................        620,572      44,526,041
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................         99,800       2,357,775
  Northern Telecom Ltd............................        226,720      11,364,340
  SBC Communications, Inc.........................        675,286      36,212,212
  Scientific-Atlanta, Inc.........................         27,200         620,500
  Sprint Corp.....................................        149,700      12,593,513
  Sprint Corp. (PCS Group)........................        123,850       2,864,031
  Tellabs, Inc. (a)...............................         67,600       4,634,825
  US West, Inc....................................        179,622      11,608,072
                                                                   --------------
                                                                      364,160,013
                                                                   --------------
TEXTILES -- 0.1%
  National Service Industries, Inc................         14,700         558,600
  Russell Corp....................................         12,700         257,969
  Springs Industries, Inc.........................          6,700         277,631
  VF Corp.........................................         42,836       2,007,938
                                                                   --------------
                                                                        3,102,138
                                                                   --------------
TOBACCO -- 1.4%
  Philip Morris Co., Inc..........................        843,000      45,100,500
  RJR Nabisco Holdings Corp.......................        111,900       3,322,031
  UST, Inc........................................         66,100       2,305,238
                                                                   --------------
                                                                       50,727,769
                                                                   --------------
TOYS -- 0.1%
  Hasbro, Inc.....................................         45,700       1,650,913
  Mattel, Inc.....................................        102,381       2,335,567
                                                                   --------------
                                                                        3,986,480
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

DECEMBER 31, 1998

COMMON STOCKS                                                          VALUE
(CONTINUED)                                            SHARES         (NOTE 2)
                                                    -------------  --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).......................         50,620  $    4,505,180
  Ryder System, Inc...............................         25,800         670,800
                                                                   --------------
                                                                        5,175,980
                                                                   --------------
UTILITY - ELECTRIC -- 2.3%
  Ameren Corp.....................................         47,200       2,014,850
  American Electric Power Co., Inc................         66,500       3,129,656
  Baltimore Gas & Electric Co.....................         50,550       1,560,731
  Carolina Power & Light Co.......................         52,000       2,447,250
  Central & South West Corp.......................         73,400       2,013,913
  CINergy Corp....................................         55,739       1,916,028
  Consolidated Edison, Inc........................         81,800       4,325,175
  Dominion Resources, Inc.........................         67,950       3,176,663
  DTE Energy Co...................................         50,600       2,169,475
  Duke Energy Corp................................        125,131       8,016,205
  Edison International............................        120,800       3,367,300
  Entergy Corp....................................         86,300       2,686,088
  FirstEnergy Corp. (a)...........................         82,200       2,676,638
  FPL Group, Inc..................................         63,100       3,888,538
  GPU, Inc........................................         44,200       1,953,088
  Houston Industries, Inc.........................        103,410       3,322,046
  New Century Energies, Inc.......................         40,900       1,993,875
  Niagara Mohawk Power Corp. (a)..................         64,600       1,041,675
  Northern States Power Co........................         50,900       1,412,475
  Pacific Gas & Electric Co.......................        131,000       4,126,500
  PacifiCorp......................................        102,300       2,154,694
  PECO Energy Co..................................         77,500       3,225,938
  PP&L Resources, Inc.............................         49,000       1,365,875
  Public Service Enterprise Group, Inc............         80,400       3,216,000
  Southern Co.....................................        240,800       6,998,250
  Texas Utilities Co..............................         97,506       4,552,311
  Unicom Corp.....................................         75,100       2,896,044
                                                                   --------------
                                                                       81,647,281
                                                                   --------------
WASTE MANAGEMENT -- 0.3%
  Waste Management, Inc...........................        199,530       9,303,086
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,826,272,044)..........................................   3,451,812,324
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 2.6%                          (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 2.4%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99 (Note 5).....................  $      86,854  $   86,854,000
                                                                   --------------
U. S. GOVERNMENT OBLIGATION -- 0.2%
  United States Treasury Bill,
    4.36%, 03/18/99 (b)...........................          5,900       5,847,844
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $92,699,694).............................................      92,701,844
                                                                   --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $1,918,971,738; Note 6)                                     3,544,514,168
VARIATION MARGIN ON
  OPEN FUTURES CONTRACTS(c)......................................         246,890
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.1%.........................................       3,327,932
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $3,548,088,990
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1998 are as follows:

                                                    VALUE AT
NUMBER OF                EXPIRATION  VALUE AT     DECEMBER 31,
CONTRACTS      TYPE        DATE     TRADE DATE        1998        APPRECIATION
Long Position:
           S&P 500
   288     Index          Mar 99    $85,070,625   $89,676,000     $4,605,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                            EQUITY INCOME PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 96.9%
                                                                                    VALUE
COMMON STOCKS -- 91.4%                                           SHARES            (NOTE 2)
                                                              -------------     --------------
AEROSPACE
  United Industrial Corp....................................         32,300     $      316,944
                                                                                --------------
AIRLINES -- 3.1%
  AMR Corp. (a).............................................        947,000         56,228,125
  Trans World Airlines, Inc.................................      1,224,700(b)       5,893,869
  US Airways Group, Inc.....................................         63,600          3,307,200
                                                                                --------------
                                                                                    65,429,194
                                                                                --------------
AUTOS - CARS & TRUCKS -- 7.5%
  DaimlerChrysler AG........................................        673,986         64,744,780
  Ford Motor Co.............................................        762,600         44,755,087
  General Motors Corp.......................................        724,000         51,811,250
                                                                                --------------
                                                                                   161,311,117
                                                                                --------------
CHEMICALS -- 5.1%
  Dow Chemical Co...........................................      1,029,600         93,629,250
  Millennium Chemicals, Inc.................................        841,498         16,724,773
                                                                                --------------
                                                                                   110,354,023
                                                                                --------------
CONSUMER SERVICES
  Petroleum Heat and Power, Inc. (Class "A" Stock)..........         48,200             36,150
                                                                                --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.1%
  Eastman Kodak Co..........................................        222,300         16,005,600
  Gibson Greetings, Inc. (a)................................        724,000          8,597,500
                                                                                --------------
                                                                                    24,603,100
                                                                                --------------
ELECTRICAL EQUIPMENT -- 1.0%
  Kuhlman Corp..............................................        559,600         21,194,850
                                                                                --------------
ELECTRONICS -- 0.9%
  Esterline Technologies Corp. (a)..........................        562,400         12,232,200
  Instron Corp..............................................        157,900          2,723,775
  Newport Corp..............................................        313,000          5,281,875
                                                                                --------------
                                                                                    20,237,850
                                                                                --------------
FINANCIAL SERVICES -- 7.8%
  A.G. Edwards, Inc.........................................        322,800         12,024,300
  Bear Stearns Companies, Inc...............................        946,851         35,388,556
  Lehman Brothers Holdings, Inc.............................      1,596,100         70,328,156
  PaineWebber Group, Inc....................................      1,294,700         50,007,787
                                                                                --------------
                                                                                   167,748,799
                                                                                --------------
FOREST PRODUCTS -- 4.6%
  Fletcher Challenge Ltd., ADR, (Canada)....................         63,600            198,750
  Georgia-Pacific Corp......................................        392,500         22,985,781
  Longview Fibre Co.........................................      1,345,700         15,559,656
  Louisiana-Pacific Corp....................................      1,311,900         24,024,169
  Potlatch Corp.............................................        209,300          7,717,937
  Rayonier, Inc.............................................        404,600         18,586,312
  Weyerhaeuser Co...........................................        200,000         10,162,500
                                                                                --------------
                                                                                    99,235,105
                                                                                --------------
GAS DISTRIBUTION -- 0.7%
  TransCanada Pipelines, Ltd................................        970,944(b)      14,321,424
                                                                                --------------
GAS PIPELINES -- 0.3%
  Sonat, Inc................................................        210,400          5,693,950
                                                                                --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 1.6%
  Columbia/HCA Healthcare Corp..............................        800,000         19,800,000
  PhyCor, Inc. (a)..........................................      2,000,000         13,625,000
                                                                                --------------
                                                                                    33,425,000
                                                                                --------------
HOUSING RELATED -- 5.7%
  Hanson, PLC, ADR, (United Kingdom)........................      2,089,150         81,476,850
  Kaufman & Broad Home Corp.................................        701,500         20,168,125
  Ryland Group, Inc.........................................        732,300         21,145,162
                                                                                --------------
                                                                                   122,790,137
                                                                                --------------
INSURANCE -- 3.4%
  Marsh & McLennan Companies, Inc...........................        822,600         48,070,687
  Ohio Casualty Corp........................................        387,500(b)      15,935,937
  Selective Insurance Group, Inc............................        405,600          8,162,700
                                                                                --------------
                                                                                    72,169,324
                                                                                --------------

                                                                                    VALUE
COMMON STOCKS (CONTINUED)                                        SHARES            (NOTE 2)
                                                              -------------     --------------
LEISURE -- 1.9%
  Hilton Hotels Corp........................................      1,045,600     $   19,997,100
  Prime Hospitality Corp. (a)...............................        354,900          3,748,631
  Starwood Hotels & Resorts (a).............................        747,200         16,952,100
                                                                                --------------
                                                                                    40,697,831
                                                                                --------------
MEDIA -- 2.4%
  CBS Corp..................................................      1,548,845         50,724,674
                                                                                --------------
METALS-FERROUS -- 3.7%
  AK Steel Holding Corp.....................................      1,395,000         32,782,500
  USX-U.S. Steel Group......................................      2,048,000         47,104,000
                                                                                --------------
                                                                                    79,886,500
                                                                                --------------
METALS-NON FERROUS -- 7.0%
  Aluminum Company of America...............................      1,217,300         90,764,931
  Kaiser Aluminum Corp. (a).................................        271,872          1,325,376
  Reynolds Metals Co........................................      1,084,186         57,123,050
                                                                                --------------
                                                                                   149,213,357
                                                                                --------------
MISCELLANEOUS - INDUSTRIAL -- 0.4%
  Tenneco, Inc..............................................        232,300          7,912,719
                                                                                --------------
OIL & GAS -- 3.8%
  Crestar Energy, Inc., ADR, (Canada) (a)...................        204,000          1,732,428
  Elf Aquitaine SA, ADR, (France)...........................        693,600         39,275,100
  Occidental Petroleum Corp.................................      1,020,000         17,212,500
  Pioneer Natural Resources Co..............................      1,866,717         16,333,774
  USX-Marathon Group........................................        235,200          7,085,400
                                                                                --------------
                                                                                    81,639,202
                                                                                --------------
OIL & GAS SERVICES -- 3.9%
  McDermott International, Inc..............................      2,661,200         65,698,375
  Pennzoil-Quaker State Co..................................      1,247,008         18,471,306
                                                                                --------------
                                                                                    84,169,681
                                                                                --------------
PRECIOUS METALS -- 0.4%
  Ashanti Goldfields Co., Ltd...............................        715,131          6,704,353
  Coeur d'Alene Mines Corp..................................        198,578(b)         918,423
  Echo Bay Mines, Ltd.......................................        304,499            532,873
                                                                                --------------
                                                                                     8,155,649
                                                                                --------------
REAL ESTATE DEVELOPMENT -- 12.4%
  Amli Residential Properties Trust.........................        212,500          4,728,125
  Archstone Communities Trust...............................         32,200            652,050
  Bradley Real Estate, Inc..................................        109,800          2,250,900
  Capital Automotive........................................        590,000          8,776,250
  CCA Prison Realty Trust...................................        637,900(b)      13,076,950
  Centertrust Retail Properties, Inc........................        428,400          5,247,900
  Crescent Operating, Inc. (a)..............................        155,150            736,963
  Crescent Real Estate Equities Co..........................      2,300,200         52,904,600
  Crown American Realty Trust...............................      1,129,000          8,749,750
  Equity Inns, Inc..........................................         22,300            214,638
  Equity Office Properties Trust............................        555,278         13,326,672
  Equity Residential Properties Trust.......................      1,604,200         64,869,838
  Gables Residential Trust..................................        425,900          9,875,556
  Glimcher Realty Trust.....................................        522,700          8,199,856
  JP Realty, Inc............................................         85,700          1,681,863
  Kimco Realty Corp.........................................         57,350          2,276,078
  Malan Realty Investors, Inc...............................        136,200          2,162,175
  Manufactured Home Communities, Inc........................        417,800         10,471,113
  Pennsylvania Real Estate Investment Trust.................         51,100            993,256
  Sunstone Hotel Investors, Inc.............................        162,300          1,531,706
  TriNet Corporate Realty Trust, Inc........................        170,000          4,547,500
  Vornado Operating, Inc....................................         40,400            325,725
  Vornado Realty Trust......................................      1,260,100         42,528,375
  Walden Residential Properties, Inc........................        362,100          7,400,419
                                                                                --------------
                                                                                   267,528,258
                                                                                --------------
RETAIL -- 3.9%
  Heilig-Meyers Co..........................................      1,396,300          9,337,756
  J.C. Penney Co., Inc......................................        608,100         28,504,688
  The Limited, Inc..........................................      1,534,700         44,698,138
                                                                                --------------
                                                                                    82,540,582
                                                                                --------------
TELECOMMUNICATIONS -- 1.1%
  Telefonos de Mexico SA, (Class "L" Stock), ADR,
    (Mexico)................................................        469,700(b)      22,868,519
                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

DECEMBER 31, 1998

                                                                                    VALUE
COMMON STOCKS (CONTINUED)                                        SHARES            (NOTE 2)
                                                              -------------     --------------
TEXTILES -- 0.6%
  Garan, Inc................................................          3,000     $       84,375
  Kellwood Co...............................................        529,300         13,232,500
                                                                                --------------
                                                                                    13,316,875
                                                                                --------------
TOBACCO -- 5.5%
  Philip Morris Co., Inc....................................        850,000         45,475,000
  RJR Nabisco Holdings Corp.................................      2,452,880         72,819,875
                                                                                --------------
                                                                                   118,294,875
                                                                                --------------
TRUCKING/SHIPPING -- 0.5%
  Yellow Corp. (a)..........................................        561,000         10,729,125
                                                                                --------------
UTILITY - ELECTRIC -- 0.4%
  Cleco Corp................................................          6,200            212,738
  First Energy Corp. (a)....................................         24,965            812,923
  Pacific Gas & Electric, Co................................        244,800          7,711,200
                                                                                --------------
                                                                                     8,736,861
                                                                                --------------
WASTE MANAGEMENT -- 0.7%
  Waste Management, Inc.....................................        320,442         14,940,608
                                                                                --------------
TOTAL COMMON STOCKS
  (cost $1,702,255,422)....................................................      1,960,222,283
                                                                                --------------

PREFERRED STOCKS -- 4.7%
INTEGRATED PRODUCERS -- 0.1%
  Unocal Corp. (Conv.) Series 6.25%.........................         35,072          1,709,760
                                                                                --------------
METALS-FERROUS -- 0.8%
  Bethlehem Steel Corp. (Cum. Conv.), $3.50.................        264,000         10,197,000
  Rouge Steel, 7.25%........................................        267,700          2,476,225
  USX Capital Trust (Cum. Conv.), 6.75%.....................        116,900          4,902,494
                                                                                --------------
                                                                                    17,575,719
                                                                                --------------
METALS-NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.), 7.00%, Series B............         61,200          2,325,600
                                                                                --------------
REAL ESTATE DEVELOPMENT -- 0.6%
  Archstone Communities Trust, $1.75........................         55,600          1,487,300
  Union Pacific Capital Trust, 6.25%........................        243,900         11,219,400
                                                                                --------------
                                                                                    12,706,700
                                                                                --------------
RETAIL -- 1.9%
  Kmart Corp. (Cum. Conv.), 7.75%...........................        685,300         39,704,569
                                                                                --------------
TELECOMMUNICATIONS -- 1.2%
  Telecomunicacoes Brasileiras S.A., ADR, Series B,
    (Brazil)................................................        358,300         26,043,931
                                                                                --------------
TOTAL PREFERRED STOCKS
  (cost $116,629,674)......................................................        100,066,279
                                                                                --------------

WARRANT(a)                                                        UNITS
                                                              -------------
CONSTRUCTION
  Morrison Knudsen Corp.,
    expiring 03/11/03.......................................          5,689             17,778
                                                                                --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT           VALUE
CONVERTIBLE BONDS -- 0.8%                           (UNAUDITED)     (000)          (NOTE 2)
                                                    ------------  ---------     --------------
EXPLORATION & PRODUCTION -- 0.1%
  Oryx Energy Co.,
    7.50%, 05/15/14...............................       B2       $   1,800     $    1,795,500
                                                                                --------------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc.,
    Zero Coupon, 05/05/08.........................       A2           6,060          3,976,875
                                                                                --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Centertrust Retail Properties Inc.,
    7.50%, 01/15/01...............................       NR           1,020            963,900
    7.50%, 01/15/01...............................       B2             610            576,450
  Malan Realty Investors, Inc.,
    9.50%, 07/15/04...............................       NR           3,000          2,895,000
                                                                                --------------
                                                                                     4,435,350
                                                                                --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)                       (UNAUDITED)     (000)          (NOTE 2)
                                                    ------------  ---------     --------------
RETAIL -- 0.3%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06...............................       B2       $   8,160     $    7,550,530
                                                                                --------------
TOTAL CONVERTIBLE BONDS
  (cost $18,612,250).......................................................         17,758,255
                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,837,497,346)....................................................      2,078,064,595
                                                                                --------------

SHORT-TERM INVESTMENTS -- 5.0%
LOAN PARTICIPATION NOTE -- 1.6%
  Alltel Corp.,
    5.75%, 01/04/99...............................       P1          35,000(c)      35,000,000
                                                                                --------------
COMMERCIAL PAPER -- 0.7%
  Countrywide Home Loan, Inc.,
    6.75%, 01/04/99...............................       P1           8,000(c)       7,995,500
    5.40%, 01/04/99...............................       P1           6,098(c)       6,095,256
                                                                                --------------
                                                                                    14,090,756
                                                                                --------------
REPURCHASE AGREEMENT -- 2.7%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99
      (Note 5)....................................                   58,712         58,712,000
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $107,802,756)......................................................        107,802,756
                                                                                --------------
TOTAL INVESTMENTS -- 101.9%
  (cost $1,945,300,102; Note 6)............................................      2,185,867,351
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9%)............................
                                                                                   (43,546,536)
                                                                                --------------
NET ASSETS -- 100.0%.......................................................     $2,142,320,815
                                                                                --------------
                                                                                --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  NR    Not Rated by Moody's or Standard & Poor's
  AG    Aktiengesellschaft (German Stock Company)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $46,303,663; cash collateral of $49,079,500 was received with which the portfolio purchased securities.
(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

                                EQUITY PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 92.0%
                                                                                 VALUE
COMMON STOCKS                                                    SHARES         (NOTE 2)
                                                              -------------  --------------
AEROSPACE
  Raytheon Co...............................................         44,639  $    2,307,278
                                                                             --------------
AUTOS - CARS & TRUCKS -- 2.8%
  General Motors Corp.......................................        700,000      50,093,750
  LucasVarity PLC (United Kingdom)..........................     29,951,922      99,787,075
  Navistar International Corp. (a)..........................        395,200      11,263,200
  PACCAR, Inc...............................................        279,400      11,490,325
                                                                             --------------
                                                                                172,634,350
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 6.1%
  Bank of New York Co., Inc.................................      2,400,000      96,600,000
  BankAmerica Corp..........................................      1,789,856     107,615,092
  Chase Manhattan Corp......................................      1,216,800      82,818,450
  Mellon Bank Corp..........................................        270,100      18,569,375
  Mercantile Bankshares Corp................................        419,400      16,146,900
  Morgan (J.P.) & Co., Inc..................................        327,900      34,449,994
  National City Corp........................................         61,560       4,463,100
  Republic New York Corp....................................        450,000      20,503,125
                                                                             --------------
                                                                                381,166,036
                                                                             --------------
CHEMICALS -- 2.4%
  BOC Group, PLC ADR (United Kingdom).......................        800,000      21,800,000
  Dow Chemical Co...........................................        556,300      50,588,531
  Eastman Chemical Co.......................................        941,550      42,134,362
  Potash Corp. of Saskatchewan Inc., (Canada)...............        380,000      24,272,500
  Wellman, Inc..............................................        798,200       8,131,662
  Witco Corp................................................        268,800       4,284,000
                                                                             --------------
                                                                                151,211,055
                                                                             --------------
COMPUTERS -- 5.3%
  Compaq Computer Corp......................................      3,669,250     153,879,172
  Gerber Scientific, Inc....................................        419,800       9,996,487
  Hewlett-Packard Co........................................      1,100,000      75,143,750
  NCR Corp..................................................        100,000       4,175,000
  Seagate Technology, Inc. (a)..............................      2,975,800      90,017,950
                                                                             --------------
                                                                                333,212,359
                                                                             --------------
CONSTRUCTION & HOUSING -- 1.5%
  American Standard Co., Inc. (a)...........................      1,050,000      37,734,375
  Centex Corp...............................................      1,200,000      54,075,000
                                                                             --------------
                                                                                 91,809,375
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.2%
  Eastman Kodak Co..........................................        889,800      64,065,600
  Gibson Greeting, Inc. (a).................................        750,000       8,906,250
                                                                             --------------
                                                                                 72,971,850
                                                                             --------------
ELECTRONICS -- 5.3%
  AMP Inc...................................................      1,644,191      85,600,694
  Arrow Electronics, Inc. (a)...............................      2,145,500      57,258,031
  Avnet, Inc................................................        887,600      53,699,800
  Harris Corp...............................................      2,884,000     105,626,500
  Hitachi Ltd. ADR..........................................        515,000      31,125,312
                                                                             --------------
                                                                                333,310,337
                                                                             --------------
FINANCIAL SERVICES -- 5.4%
  American Express Co.......................................        350,000      35,787,500
  Citigroup, Inc............................................      1,941,601      96,109,249
  Lehman Brothers Holdings, Inc.............................        849,800      37,444,312
  Morgan Stanley Dean Witter & Co...........................      2,335,000     165,785,000
                                                                             --------------
                                                                                335,126,061
                                                                             --------------


                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
FOREST PRODUCTS -- 9.2%
  Fort James Corp...........................................        664,000  $   26,560,000
  Georgia-Pacific Corp......................................      1,724,000     100,961,750
  Georgia-Pacific Timber Group..............................      1,158,000      27,574,875
  International Paper Co....................................      1,820,000      81,558,750
  Mead Corp.................................................      2,306,000      67,594,625
  Rayonier Inc..............................................        830,400      38,146,500
  Temple-Inland, Inc........................................      1,240,500      73,577,156
  Weyerhaeuser Co...........................................      1,522,500      77,362,031
  Willamette Industries, Inc................................      2,500,000      83,750,000
                                                                             --------------
                                                                                577,085,687
                                                                             --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 9.4%
  Columbia/HCA Healthcare Corp..............................      5,790,100     143,304,975
  Foundation Health Systems, Inc. (a).......................      4,724,610      56,400,032
  PacifiCare Health Systems, Inc. (a).......................        838,800      66,684,600
  Tenet Healthcare Corp. (a)................................      5,122,832     134,474,340
  Wellpoint Health Networks Inc.............................      2,120,300     184,466,100
                                                                             --------------
                                                                                585,330,047
                                                                             --------------
INSURANCE -- 13.1%
  American Financial Group, Inc.............................        552,700      24,249,712
  American General Corp.....................................        879,704      68,616,912
  Chubb Corp................................................      2,206,400     143,140,200
  Equitable Companies, Inc..................................      1,466,900      84,896,837
  Loews Corp................................................      1,775,000     174,393,750
  Old Republic International Corp...........................      2,926,327      65,842,358
  SAFECO Corp...............................................      2,855,800     122,620,913
  St. Paul Companies, Inc...................................      1,653,800      57,469,550
  Tokio Marine & Fire Insurance Co. Ltd., ADR (Japan).......        656,400      39,876,300
  United Healthcare Corp....................................        928,000      39,962,000
                                                                             --------------
                                                                                821,068,532
                                                                             --------------
LEISURE -- 1.1%
  Hilton Hotels Corp........................................      3,470,600      66,375,225
                                                                             --------------
METALS-FERROUS -- 0.2%
  Birmingham Steel Corp.....................................      1,492,400       6,249,425
  Carpenter Technology Corp.................................        100,000       3,393,750
                                                                             --------------
                                                                                  9,643,175
                                                                             --------------
METALS-NON FERROUS -- 1.4%
  Aluminum Company of America...............................        941,000      70,163,313
  Cyprus Amax Minerals Co...................................      1,490,400      14,904,000
  Nord Resources Corp. (a)..................................        130,500         130,500
                                                                             --------------
                                                                                 85,197,813
                                                                             --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp.........................................        325,000      16,168,750
  Atlantic Richfield Co.....................................      1,100,000      71,775,000
  Keyspan Energy Co.........................................      1,356,432      42,049,392
  Total SA, ADR, (France)...................................        738,365      36,733,659
                                                                             --------------
                                                                                166,726,801
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 2.8%
  Elf Aquitaine SA, ADR, (France)...........................      2,424,433     137,283,519
  Occidental Petroleum Corp.................................      1,100,000      18,562,500
  Oryx Energy Co. (a).......................................      1,600,000      21,500,000
                                                                             --------------
                                                                                177,346,019
                                                                             --------------
PRECIOUS METALS -- 1.5%
  Freeport-McMoRan Copper & Gold, Inc. (Class "A")..........      3,853,300      37,328,844
  Freeport-McMoRan Copper & Gold, Inc. (Class "B")..........        319,600       3,335,825

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
PRECIOUS METALS (CONT'D.)
  Kinross Gold Corp. (a)....................................        105,126  $      243,104
  Newmont Mining Corp.......................................      3,057,000      55,217,063
                                                                             --------------
                                                                                 96,124,836
                                                                             --------------
RESTAURANTS -- 2.3%
  Darden Restaurants, Inc...................................      7,922,700     142,608,600
                                                                             --------------
RETAIL -- 7.9%
  Dillards, Inc.............................................      3,649,000     103,540,375
  HomeBase, Inc. (a)........................................      1,300,000       8,287,500
  IKON Office Solutions, Inc................................      5,193,000      44,465,063
  Kmart Corp. (a)...........................................      6,500,000      99,531,250
  Nine West Group Inc. (a)..................................      1,430,800      22,266,825
  Pep Boys - Manny, Moe & Jack..............................      2,025,000      31,767,188
  Sears, Roebuck and Co.....................................        690,000      29,325,000
  Tandy Corp................................................      2,784,900     114,703,069
  Toys 'R' Us, Inc. (a).....................................      2,350,000      39,656,250
                                                                             --------------
                                                                                493,542,520
                                                                             --------------
SEMICONDUCTORS -- 0.4%
  National Semiconductor Corp. (a)..........................      1,905,600      25,725,600
                                                                             --------------
TELECOMMUNICATIONS -- 3.6%
  Alltel Corp...............................................      1,255,088      75,069,951
  AT&T Corp.................................................      1,100,000      82,775,000
  Loral Corp................................................      2,600,000      46,312,500
  Portugal Telecom SA, ADR, (Portugal)......................        409,900      18,291,788
                                                                             --------------
                                                                                222,449,239
                                                                             --------------
TEXTILES
  Worldtex, Inc. (a)........................................        107,199         388,596
                                                                             --------------
TOBACCO -- 3.5%
  Philip Morris Co., Inc....................................      2,025,000     108,337,500
  RJR Nabisco Holdings Corp.................................      3,710,000     110,140,625
                                                                             --------------
                                                                                218,478,125
                                                                             --------------
TRANSPORTATION -- 0.2%
  Marine Transport Corp. (a)................................        100,000         225,000
  OMI Corp. (a).............................................      1,000,000       3,250,000
  Overseas Shipholding Group, Inc...........................        600,000       9,637,500
                                                                             --------------
                                                                                 13,112,500
                                                                             --------------
UTILITY - ELECTRIC -- 1.7%
  American Electric Power, Inc..............................        180,000       8,471,250
  GPU, Inc..................................................        500,000      22,093,750
  Houston Industries, Inc...................................        974,519      31,306,423
  Unicom Corp...............................................      1,112,900      42,916,206
                                                                             --------------
                                                                                104,787,629
                                                                             --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc.............................        270,000       9,112,500
                                                                             --------------
WASTE MANAGEMENT -- 0.9%
  Waste Management, Inc.....................................      1,176,892      54,872,590
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,261,005,459)....................................................   5,743,724,735
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS -- 8.1%                      (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER -- 7.0%
  Barton Capital Corp.,
    5.60%, 01/14/99...............................       P1       $  60,000  $   59,878,667
  Clipper Receivables Corp.,
    5.42%, 01/22/99...............................       P1          38,000      37,879,857
  Countrywide Home Loan,
    5.10%, 01/04/99...............................       P1          33,850      33,835,614
  Falcon Asset Securitization Corp.,
    5.68%, 01/21/99...............................       P1          21,332      21,264,686
  Four Winds Funding Corp.,
    5.70%, 01/29/99...............................       P1          50,000      49,778,333
  Old Line Funding Corp.,
    5.40%, 01/27/99...............................       P1          42,000      41,836,200
  Thunder Bay Funding Inc.,
    5.60%, 01/15/99...............................       P1          27,447      27,387,226
    5.70%, 01/20/99...............................       P1          30,000      29,909,750
  Triple-A One Funding Corp.,
    5.55%, 01/19/99...............................       P1          30,000      29,916,750
  Wells Fargo & Co.,
    5.70%, 01/22/99...............................       P1          50,000      49,833,750
  Windmill Funding Corp.,
    5.57%, 01/22/99...............................       P1          23,000      22,925,269
    5.57%, 01/25/99...............................       P1          37,000      36,862,606
                                                                             --------------
                                                                                441,308,708
                                                                             --------------
REPURCHASE AGREEMENT -- 1.0%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99 (Note 5).....................                   60,667      60,667,000
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  Federal National Mortgage Association,
    4.94%, 02/23/99...............................                    5,000       4,995,354
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $506,971,062)......................................................     506,971,062
                                                                             --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $4,767,976,521; Note 6)............................................   6,250,695,797
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.1%)...................................................      (3,649,163)
                                                                             --------------
NET ASSETS -- 100.0%.......................................................  $6,247,046,634
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt.
  PLC   Public Limited Company (British Corporation).
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

                         PRUDENTIAL JENNISON PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 96.9%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.2%
  Raytheon Co. (Class "A" Stock)..................        118,400  $    6,119,800
  Raytheon Co. (Class "B" Stock)..................        156,100       8,312,325
                                                                   --------------
                                                                       14,432,125
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.7%
  Chase Manhattan Corp............................        477,500      32,499,844
                                                                   --------------
BROADCASTING SERVICES -- 1.1%
  Infinity Broadcasting Corp. (a).................        462,300      12,655,462
                                                                   --------------
BUSINESS SERVICES -- 1.4%
  Omnicom Group, Inc..............................        288,700      16,744,600
                                                                   --------------
COMPUTER SERVICES -- 13.0%
  3Com Corp. (a)..................................        275,700      12,354,806
  Cadence Design Systems, Inc. (a)................        529,400      15,749,650
  Cisco Systems, Inc. (a).........................        349,875      32,472,773
  HBO & Co........................................        551,500      15,821,156
  Microsoft Corp. (a).............................        281,500      39,040,531
  Oracle Corp. (a)................................        661,500      28,527,187
  PLATINUM Technology, Inc. (a)...................        659,708      12,616,915
                                                                   --------------
                                                                      156,583,018
                                                                   --------------
COMPUTERS -- 6.8%
  Compaq Computer Corp............................        495,600      20,784,225
  Dell Computer Corp. (a).........................        258,100      18,889,694
  Hewlett-Packard Co..............................        292,000      19,947,250
  International Business Machines Corp............        115,500      21,338,625
                                                                   --------------
                                                                       80,959,794
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 1.5%
  Xerox Corp......................................        153,100      18,065,800
                                                                   --------------
DIVERSIFIED OPERATIONS -- 2.8%
  General Electric Co.............................        330,900      33,772,481
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 12.1%
  American Home Products Corp.....................        431,700      24,310,106
  Eli Lilly & Co..................................        169,200      15,037,650
  Merck & Co., Inc................................        154,400      22,802,950
  Pfizer, Inc.....................................        181,300      22,741,819
  Pharmacia & Upjohn, Inc.........................        213,000      12,061,125
  Schering-Plough Corp............................        517,800      28,608,450
  Warner-Lambert Co...............................        257,000      19,323,188
                                                                   --------------
                                                                      144,885,288
                                                                   --------------
ELECTRONICS -- 8.4%
  Applied Materials, Inc. (a).....................        320,500      13,681,344
  Intel Corp......................................        206,100      24,435,731
  KLA-Tencor Corp. (a)............................        350,600      15,207,275
  Symbol Technologies, Inc........................        368,125      23,536,992
  Texas Instruments, Inc..........................        281,500      24,085,844
                                                                   --------------
                                                                      100,947,186
                                                                   --------------
FINANCIAL SERVICES -- 11.0%
  Associates First Capital Corp...................        506,000      21,441,750
  Citigroup, Inc..................................        617,700      30,576,150
  MBNA Corp.......................................        929,037      23,167,860
  Morgan Stanley Dean Witter & Co.................        384,020      27,265,420
  Schwab (Charles) Corp. (a)......................        308,250      17,319,797
  Washington Mutual, Inc..........................        322,100      12,300,194
                                                                   --------------
                                                                      132,071,171
                                                                   --------------
INSURANCE -- 6.1%
  Ace Ltd.........................................        456,500      15,720,719
  American International Group, Inc...............        216,800      20,948,300
  Mutual Risk Management, Ltd.....................        383,332      14,997,865
  Provident Companies, Inc........................        252,400      10,474,600
  UNUM Corp.......................................        178,200      10,402,425
                                                                   --------------
                                                                       72,543,909
                                                                   --------------


COMMON                                                                 VALUE
STOCKS (CONTINUED)                                     SHARES         (NOTE 2)
                                                    -------------  --------------

LEISURE -- 0.9%
  Promus Hotel Corp. (a)..........................        334,700  $   10,835,913
                                                                   --------------
MEDIA -- 4.1%
  CBS Corp. (a)...................................        901,600      29,527,400
  Clear Channel Communications, Inc. (a)..........        362,100      19,734,450
                                                                   --------------
                                                                       49,261,850
                                                                   --------------
RETAIL - RESTAURANTS -- 1.9%
  McDonald's Corp.................................        299,900      22,979,838
                                                                   --------------
RETAIL -- 10.3%
  Home Depot, Inc.................................        585,300      35,813,044
  Kohl's Corp. (a)................................        371,500      22,824,031
  Rite Aid Corp...................................        283,100      14,031,144
  Staples, Inc. (a)...............................        483,900      21,140,381
  The Gap, Inc....................................        359,700      20,233,125
  Wal-Mart Stores, Inc............................        110,300       8,982,556
                                                                   --------------
                                                                      123,024,281
                                                                   --------------
SOFTWARE -- 1.2%
  Intuit, Inc. (a)................................        203,000      14,717,500
                                                                   --------------
TELECOMMUNICATIONS -- 10.4%
  Airtouch Communications, Inc. (a)...............        307,200      22,156,800
  Ascend Communications, Inc. (a).................        202,000      13,281,500
  MCI Wordcom, Inc. (a)...........................        778,200      55,835,850
  Nokia AB Corp., (Japan), ADR....................        147,000      17,704,313
  Qwest Communications International (a)..........        302,700      15,135,000
                                                                   --------------
                                                                      124,113,463
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $843,458,260)............................................   1,161,093,523
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENT -- 3.6%                           (000)
                                                    -------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99
      (cost $43,284,000; Note 5)..................  $      43,284      43,284,000
                                                                   --------------
TOTAL INVESTMENTS -- 100.5%
  (cost $886,742,260; Note 5)....................................   1,204,377,523
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.5%).........................................      (5,648,188)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $1,198,729,335
                                                                   --------------
                                                                   --------------

The following abbreviation is used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                      SMALL CAPITALIZATION STOCK PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 93.1%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
ADVERTISING -- 0.3%
  HA-LO Industries, Inc...........................         27,600  $    1,038,450
                                                                   --------------
AEROSPACE -- 0.8%
  BE Aerospace, Inc. (a)..........................         23,100         485,100
  Kaman Corp. (Class "A" Stock)...................         23,500         377,469
  Orbital Sciences Corp. (a)......................         35,800       1,584,150
  Trimble Navigation, Ltd. (a)....................         22,600         163,850
  Watkins-Johnson Co..............................          8,200         167,075
                                                                   --------------
                                                                        2,777,644
                                                                   --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.4%
  Delta & Pine Land Co............................         38,100       1,409,700
                                                                   --------------
AIRLINES -- 0.9%
  Comair Holdings, Inc............................         66,037       2,228,749
  Mesa Air Group, Inc. (a)........................         28,100         219,531
  SkyWest, Inc....................................         24,000         784,500
                                                                   --------------
                                                                        3,232,780
                                                                   --------------
APPAREL -- 0.1%
  Phillips-Van Heusen Corp........................         27,000         194,062
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.8%
  Breed Technologies, Inc.........................         35,275         288,814
  Myers Industries, Inc...........................         17,822         510,155
  Simpson Industries, Inc.........................         18,200         176,312
  Spartan Motors, Inc.............................         11,900          68,425
  Standard Motor Products, Inc....................         13,000         315,250
  Standard Products Co............................         16,700         340,262
  TBC Corp. (a)...................................         21,000         149,625
  Titan International, Inc........................         21,600         205,200
  Wabash National Corp............................         21,300         432,656
  Wynn's International, Inc.......................         18,625         412,078
                                                                   --------------
                                                                        2,898,777
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 6.2%
  Anchor Bancorp Wisconsin, Inc...................         17,700         424,800
  Astoria Financial Corp. (a).....................         54,100       2,475,075
  Banknorth Group, Inc............................         15,200         571,900
  Carolina First Corp.............................         17,600         445,500
  Centura Banks, Inc..............................         25,200       1,874,250
  Commercial Federal Corp. (a)....................         55,525       1,287,486
  Cullen/Frost Bankers, Inc.......................         21,600       1,185,300
  Downey Financial Corp...........................         26,444         672,669
  First Bancorp/Puerto Rico (a)...................         28,300         854,306
  First Merit Corp................................         71,800       1,929,625
  First Midwest Bancorp, Inc......................         29,600       1,126,650
  HUBCO, Inc......................................         42,983       1,294,863
  JSB Financial, Inc..............................          9,400         511,125
  Premier Bancshares, Inc.........................         16,900         442,569
  Queens County Bancorp, Inc......................         22,050         655,987
  Riggs National Corp.............................         30,500         621,437
  Silicon Valley Bancshares.......................         20,500         349,141
  St. Paul Bancorp, Inc...........................         40,300       1,096,916
  Susquehanna Bancshares, Inc.....................         32,500         665,234
  TrustCo Bank Corp...............................         26,710         801,300
  United Bankshares, Inc..........................         42,500       1,126,250
  UST Corp........................................         41,000         966,062
  Whitney Holding Corp............................         22,500         843,750
                                                                   --------------
                                                                       22,222,195
                                                                   --------------
BROADCASTING SERVICES -- 0.6%
  Harman International............................         18,500         705,312
  Metro Networks, Inc.............................         15,800         673,475
  Westwood One, Inc...............................         29,900         911,950
                                                                   --------------
                                                                        2,290,737
                                                                   --------------


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
BUSINESS SERVICES -- 0.1%
  Franklin Covey Co...............................         21,700  $      363,475
                                                                   --------------
CHEMICALS -- 1.6%
  Cambrex Corp....................................         24,100         578,400
  Chemed Corp.....................................          9,900         331,650
  Chemfirst, Inc. (a).............................         18,400         363,400
  Hauser Chemical Research, Inc. (a)..............         10,100          44,819
  Lilly Industries, Inc. (Class "A" Stock)........         22,000         438,625
  MacDermid, Inc..................................         26,100       1,021,162
  McWhorter Technologies, Inc. (a)................         10,300         235,612
  Mississippi Chemical Corp. (a)..................         26,072         365,008
  OM Group, Inc...................................         23,700         865,050
  Penford Corp....................................          7,300         116,800
  Quaker Chemical Corp............................          8,200         147,600
  Scotts Co. (Class "A" Stock) (a)................         17,700         680,344
  WD-40 Co........................................         15,600         446,550
                                                                   --------------
                                                                        5,635,020
                                                                   --------------
COMMERCIAL SERVICES -- 3.5%
  AAR Corp........................................         27,550         657,756
  ABM Industries, Inc.............................         20,100         695,962
  ADVO, Inc.......................................         21,200         559,150
  Billing Information Concepts Corp...............         33,600         369,600
  Bowne & Co......................................         35,500         634,562
  CDI Corp. (a)...................................         19,400         391,637
  Central Parking Corp............................         27,950         906,628
  Consolidated Graphics, Inc......................         12,900         871,556
  Hadco Corp......................................         13,200         462,000
  Insurance Auto Auction, Inc. (a)................         11,200         133,000
  Interim Services, Inc. (a)......................         46,700       1,091,612
  John H. Harland Co..............................         30,800         487,025
  LSB Industries, Inc.............................         11,500          38,094
  Merrill Corp....................................         16,300         314,794
  NFO Worldwide, Inc..............................         20,075         230,862
  Norrell Corp....................................         27,200         401,200
  Pharmaceutical Marketing Services, Inc. (a).....         12,200         175,375
  Primark Corp. (a)...............................         21,420         581,017
  Superior Services, Inc..........................         28,800         577,800
  Thomas Nelson, Inc..............................         14,850         200,475
  True North Communications, Inc..................         44,400       1,193,250
  Vantive Corp....................................         25,900         207,200
  Volt Information Sciences, Inc..................         14,300         322,644
  World Color Press, Inc..........................         38,300       1,165,756
                                                                   --------------
                                                                       12,668,955
                                                                   --------------
COMPUTER SERVICES -- 6.8%
  Acxiom Corp. (a)................................         73,000       2,263,000
  American Management Systems, Inc. (a)...........         42,250       1,690,000
  Analysts International Corp.....................         22,100         425,425
  Auspex Systems, Inc. (a)........................         25,300         109,502
  Avid Technology.................................         24,800         579,700
  BancTec, Inc. (a)...............................         20,200         253,762
  BISYS Group, Inc. (a)...........................         26,500       1,368,062
  Boole & Babbage, Inc............................         28,100         827,194
  Cerner Corp. (a)................................         32,600         872,050
  Ciber, Inc......................................         53,300       1,489,069
  Computer Task Group, Inc........................         20,200         547,925
  Fair Issac & Co., Inc...........................         13,200         609,675
  FileNet Corp. (a)...............................         31,300         358,972
  Harbinger Corp..................................         41,900         335,200
  Henry (Jack) & Associates, Inc..................         18,850         937,787
  Hutchinson Technology, Inc. (a).................         19,700         701,812
  Insight Enterprises Inc. (a)....................         14,700         747,862

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
COMPUTER SERVICES (CONT'D.)
  Inter-Tel, Inc..................................         27,000  $      631,125
  Komag, Inc. (a).................................         53,100         550,912
  Midway Games, Inc...............................         36,430         400,730
  National Computer Systems, Inc..................         31,000       1,147,000
  National Data Corp..............................         33,625       1,637,117
  Platinum Software Corp. (a).....................         25,200         322,875
  Progress Software Corp. (a).....................         17,250         582,187
  Read-Rite Corp. (a).............................         48,400         715,412
  Standard Microsystems Corp. (a).................         15,800         123,437
  System Software Associates, Inc.................         47,200         331,875
  Technology Solutions Co.........................         39,400         422,319
  Telxon Corp.....................................         16,000         222,000
  Wall Data, Inc. (a).............................          9,400         225,600
  Whittman-Hart, Inc..............................         50,900       1,406,112
  Xircom, Inc. (a)................................         22,900         778,600
  Zebra Technologies Corp. (Class "A"
    Stock) (a)....................................         31,100         894,125
                                                                   --------------
                                                                       24,508,423
                                                                   --------------
COMPUTERS -- 0.5%
  Applied Magnetics Corp..........................         23,900         147,881
  Exabyte Corp....................................         22,400         123,200
  Gerber Scientific, Inc..........................         22,500         535,781
  MICROS Systems, Inc.............................         15,200         499,700
  Vanstar Corp....................................         43,000         397,750
                                                                   --------------
                                                                        1,704,312
                                                                   --------------
CONSTRUCTION -- 1.2%
  Florida Rock Industries, Inc....................         17,200         533,200
  Halter Marine Group.............................         28,600         139,425
  Insituform Technologies, Inc. (Class "A"
    Stock) (a)....................................         25,600         371,200
  Lone Star Industries, Inc.......................         19,200         706,800
  M.D.C. Holdings, Inc............................         18,100         386,887
  Morrison Knudsen Corp. (a)......................         53,700         523,575
  Oakwood Homes Corp..............................         46,300         703,181
  Republic Group, Inc.............................         11,070         222,092
  Southern Energy Homes, Inc. (a).................         13,312          81,536
  Standard Pacific Corp...........................         29,550         417,394
  Stone & Webster, Inc............................         12,400         412,300
                                                                   --------------
                                                                        4,497,590
                                                                   --------------
CONSUMER SERVICES -- 0.2%
  Pre-Paid Legal Services, Inc....................         22,300         735,900
                                                                   --------------
CONTAINERS -- 0.4%
  Aptar Group, Inc................................         35,800       1,004,637
  Shorewood Packaging Corp. (a)...................         25,650         525,825
                                                                   --------------
                                                                        1,530,462
                                                                   --------------
COSMETICS & SOAPS -- 0.1%
  Nature's Sunshine Products, Inc.................         17,400         265,350
  USA Detergent, Inc. (a).........................         13,700          99,325
                                                                   --------------
                                                                          364,675
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  Gibson Greetings, Inc. (a)......................         16,300         193,562
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Nashua Corp.....................................          6,700          89,194
  New England Business Service, Inc...............         13,100         512,537
                                                                   --------------
                                                                          601,731
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 6.8%
  ADAC Laboratories...............................         19,900         397,378
  Advanced Tissue Sciences, Inc. (a)..............         39,000         101,156
  Alliance Pharmaceutical Corp....................         31,800         104,344


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DRUGS AND MEDICAL SUPPLIES (CONT'D.)
  Alpharma, Inc. (Class "A" Stock)................         25,300  $      893,406
  Ballard Medical Products........................         30,300         736,669
  Barr Laboratories, Inc..........................         21,300       1,022,400
  Bindley Western Industries, Inc.................         21,900       1,078,575
  Cephalon, Inc. (a)..............................         28,400         255,600
  Circon Corp. (a)................................         13,300         199,500
  Coherent, Inc. (a)..............................         22,400         278,600
  COR Therapeutics, Inc. (a)......................         23,900         316,675
  Cygnus, Inc. (a)................................         20,100          97,987
  Diagnostic Products.............................         13,200         410,850
  Enzo Biochem, Inc. (a)..........................         24,318         250,779
  IDEXX Laboratories, Inc. (a)....................         38,400       1,033,200
  The Immune Response Corp. (a)...................         23,000         250,125
  Incyte Pharmacueticals, Inc.....................         26,500         990,437
  Invacare Corp...................................         29,800         715,200
  Jones Medical Industries, Inc...................         28,600       1,043,900
  Liposome Co., Inc. (a)..........................         37,500         578,906
  Medimmune, Inc. (a).............................         26,400       2,625,150
  Mentor Corp.....................................         24,600         576,562
  Molecular Biosystems, Inc. (a)..................         18,450          54,197
  NBTY, Inc. (a)..................................         67,300         479,512
  North American Vaccine, Inc. (a)................         31,000         275,125
  Noven Pharmaceuticals, Inc. (a).................         20,300         110,381
  Organogenesis Inc (a)...........................         16,900         190,125
  Owens & Minor, Inc..............................         32,300         508,725
  Patterson Dental Co. (a)........................         32,100       1,396,350
  Protein Design Labs, Inc. (a)...................         18,400         427,800
  Regeneron Pharmaceuticals, Inc. (a).............         30,800         227,150
  Resound Corp. (a)...............................         20,400          76,500
  Respironics, Inc. (a)...........................         32,300         647,009
  Roberts Pharmaceutical Corp. (a)................         29,600         643,800
  Safeskin Corp. (a)..............................         54,100       1,305,162
  Sequus Pharmaceuticals, Inc. (a)................         31,400         635,850
  SpaceLabs Medical, Inc. (a).....................          8,900         204,700
  Summit Technology, Inc. (a).....................         31,100         136,062
  Sunrise Medical, Inc. (a).......................         22,000         273,625
  Syncor International Corp. (a)..................         10,400         283,400
  TheraTech, Inc. (a).............................         21,050         342,062
  US Bioscience, Inc. (a).........................         24,150         173,578
  Vertex Pharmaceuticals, Inc. (a)................         25,200         749,700
  VISX, Inc. (a)..................................         15,200       1,329,050
  Vital Signs, Inc................................         12,100         211,750
                                                                   --------------
                                                                       24,639,012
                                                                   --------------
ELECTRICAL EQUIPMENT -- 1.4%
  Anixter International, Inc. (a).................         44,300         899,844
  Baldor Electric Co..............................         36,166         732,361
  C-Cube Microsystems, Inc........................         37,200       1,009,050
  KEMET Corp. (a).................................         38,900         437,625
  Kent Electronics Corp. (a)......................         27,100         345,525
  Kuhlman Corp....................................         16,000         606,000
  Kulicke & Soffa Industries, Inc.................         23,100         410,025
  Valence Technology, Inc. (a)....................         25,200         182,700
  Vicor Corp. (a).................................         41,800         376,200
                                                                   --------------
                                                                        4,999,330
                                                                   --------------
ELECTRONICS -- 5.5%
  Analogic Corp...................................         12,600         474,075
  Belden, Inc.....................................         25,700         544,519
  Bell Industries, Inc............................          8,525          96,972
  Benchmark Electronics, Inc. (a).................         11,200         410,200
  BMC Industries, Inc.............................         26,700         166,875
  Burr-Brown Corp. (a)............................         36,500         855,469
  C-COR Electronics, Inc. (a).....................          9,100         125,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
ELECTRONICS (CONT'D.)
  Cable Design Technologies.......................         29,900  $      553,150
  Checkpoint Systems, Inc. (a)....................         31,000         383,625
  CTS Corp........................................         13,600         591,600
  Dallas Semiconductor Corp.......................         27,100       1,104,325
  Dionex Corp. (a)................................         20,700         758,137
  Electro Scientific Industries, Inc..............         11,300         512,031
  Electroglas, Inc................................         19,600         230,300
  Etec Sysytems, Inc..............................         22,000         880,000
  General Semiconductor, Inc......................         35,900         293,931
  Helix Technology Corp...........................         22,000         286,000
  Innovex, Inc....................................         14,700         201,666
  Integrated Circuit Systems, Inc. (a)............         11,700         206,212
  Intermagnetics General Corp. (a)................         12,683          77,685
  International Rectifier Corp. (a)...............         51,000         497,250
  Itron, Inc. (a).................................         14,500         104,219
  Lattice Semiconductor Corp. (a).................         23,400       1,074,206
  Marshall Industries (a).........................         16,500         404,250
  Methode Electronics, Inc. (Class "A" Stock).....         35,300         551,562
  Oak Industries, Inc. (a)........................         18,000         630,000
  Park Electrochemical Corp.......................         10,300         294,837
  Photronics, Inc. (a)............................         24,300         582,441
  Picturetel Corp. (a)............................         38,100         252,412
  Pioneer Standard Electronics, Inc...............         26,100         244,687
  Plexus Corp. (a)................................         14,700         497,962
  S3, Inc. (a)....................................         50,800         373,856
  Sanmina Corp. (a)...............................         48,900       3,056,250
  SpeedFam International, Inc.....................         15,800         270,575
  Technitrol, Inc.................................         15,600         497,250
  Three-Five Systems, Inc. (a)....................          7,875         107,789
  Ultratech Stepper, Inc. (a).....................         20,900         334,400
  Unitrode Corp...................................         30,400         532,000
  VLSI Technology, Inc. (a).......................         46,200         505,312
  X-Rite, Inc.....................................         20,000         155,000
                                                                   --------------
                                                                       19,718,155
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.2%
  Dames & Moore, Inc..............................         17,400         224,025
  Ionics, Inc. (a)................................         15,500         464,031
  TETRA Technologies, Inc. (a)....................         13,500         147,656
                                                                   --------------
                                                                          835,712
                                                                   --------------
EXPLORATION & PRODUCTION -- 0.2%
  Newfield Exploration Co. (a)....................         34,350         717,056
                                                                   --------------
FINANCIAL SERVICES -- 3.9%
  AmeriCredit Corp................................         60,700         838,419
  AMRESCO, Inc. (a)...............................         44,000         385,000
  Commerce Bancorp, Inc...........................         21,175       1,111,687
  Dain Rauscher Corp..............................         11,800         348,100
  E*TRADE Group, Inc. (a).........................         54,600       2,554,256
  Eaton Vance Corp................................         35,700         745,237
  Envoy Corp. (a).................................         21,100       1,229,075
  Legg Mason, Inc.................................         53,132       1,676,979
  MAF Bancorp, Inc................................         21,400         567,100
  Pioneer Group, Inc..............................         25,000         493,750
  Raymond James Financial, Inc....................         48,118       1,016,493
  SEI Corp........................................         17,700       1,758,937
  U.S. Trust Corp.................................         18,800       1,428,800
                                                                   --------------
                                                                       14,153,833
                                                                   --------------
FOOD & BEVERAGES -- 2.3%
  Canandaigua Wine Co.............................         17,800       1,029,062
  Chiquita Brands International, Inc..............         64,775         619,411
  Coca-Cola Bottling Co...........................          8,300         477,250


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGES (CONT'D.)
  Corn Products International, Inc................         35,400  $    1,075,275
  Earthgrains Co..................................         42,700       1,321,031
  Fleming Companies, Inc..........................         38,100         395,287
  J & J Snack Foods Corp. (a).....................          9,000         201,375
  Nash-Finch Co...................................         11,200         159,600
  Ralcorp Holdings, Inc...........................         32,300         589,475
  Richfood Holdings, Inc..........................         46,200         958,650
  Smithfield Foods, Inc. (a)......................         37,300       1,263,537
                                                                   --------------
                                                                        8,089,953
                                                                   --------------
FOREST PRODUCTS -- 0.3%
  Caraustar Industries, Inc.......................         24,100         688,356
  Pope & Talbot, Inc..............................         13,325         111,597
  Universal Forest Products, Inc..................         18,900         379,181
                                                                   --------------
                                                                        1,179,134
                                                                   --------------
FURNITURE -- 0.9%
  Ethan Allen Interiors, Inc. (a).................         28,600       1,172,600
  Interface, Inc. (Class "A" Stock)...............         52,100         483,553
  Juno Lighting, Inc..............................         18,500         432,437
  La-Z-Boy Chair Co...............................         52,900         942,281
  Thomas Industries, Inc..........................         15,550         305,169
                                                                   --------------
                                                                        3,336,040
                                                                   --------------
HEALTHCARE -- 2.1%
  American Oncology Resources, Inc................         32,400         471,825
  Bio-Technology General Corp.....................         47,900         332,306
  Biomatrix, Inc..................................         10,800         629,100
  Coventry Corp...................................         58,100         512,006
  The Cooper Companies, Inc.......................         14,800         306,175
  Datascope Corp..................................         15,500         356,500
  MedQuist, Inc...................................         22,900         904,550
  NCS Healthcare, Inc. (Class "A" Stock)..........         18,800         446,500
  Pharmaceutical Product Development, Inc.........         23,100         694,444
  Renal Care Group, Inc...........................         39,650       1,142,416
  Sierra Health Services, Inc. (a)................         27,525         579,745
  Smith (A.O.) Corp...............................         23,500         577,219
  Sola International, Inc. (a)....................         24,600         424,350
                                                                   --------------
                                                                        7,377,136
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 2.6%
  Curative Health Services, Inc...................         12,700         425,450
  Express Scripts, Inc. (Class "A" Stock) (a).....         33,400       2,241,975
  Genesis Health Ventures, Inc. (a)...............         35,000         306,250
  HBO & Co........................................         34,075         977,527
  Integrated Health Services, Inc.................         53,660         757,947
  Magellan Health Services, Inc. (a)..............         31,400         262,975
  Mariner Post-Acute Network, Inc.................         70,605         322,135
  Orthodontic Centers of America, Inc.............         46,700         907,731
  Pediatrix Medical Group, Inc....................         15,200         911,050
  PhyCor, Inc. (a)................................         77,775         529,842
  Universal Health Services, Inc. (Class "B"
    Stock) (a)....................................         32,575       1,689,828
                                                                   --------------
                                                                        9,332,710
                                                                   --------------
HOUSING RELATED -- 1.3%
  Champion Enterprises, Inc. (a)..................         47,700       1,305,787
  D.R. Horton, Inc................................         55,325       1,272,475
  Fedders Corp....................................         37,700         219,131
  National Presto Industries, Inc.................          7,000         298,375
  Ryland Group, Inc...............................         14,625         422,297
  Skyline Corp....................................          9,400         305,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSING RELATED (CONT'D.)
  TJ International, Inc...........................         16,000  $      411,000
  U.S. Home Corp. (a).............................         13,600         452,200
                                                                   --------------
                                                                        4,686,765
                                                                   --------------
INSURANCE -- 4.7%
  American Bankers Insurance Group, Inc...........         42,400       2,051,100
  Arthur J. Gallagher & Co........................         17,200         758,950
  Capital Re Corp.................................         31,700         635,981
  CMAC Investment Corp............................         22,600       1,038,187
  Compdent Corp. (a)..............................          9,500          98,562
  Delphi Financial Group, Inc.....................         19,280       1,010,995
  Enhance Financial Services Group, Inc...........         37,200       1,116,000
  Executive Risk, Inc.............................         10,900         598,819
  Fidelity National Financial, Inc................         27,361         834,523
  First American Financial Corp...................         57,000       1,831,125
  Fremont General Corp............................         67,740       1,676,565
  Frontier Insurance Group, Inc...................         37,252         479,619
  Hilb, Rogal and Hamilton Co.....................         12,100         240,487
  Mutual Risk Management, Ltd.....................         38,100       1,490,662
  NAC Re Corp.....................................         17,500         821,406
  Orion Capital Corp..............................         27,400       1,090,862
  Selective Insurance Group, Inc..................         28,900         581,612
  Trenwick Group, Inc.............................         10,050         327,881
  Zenith National Insurance Corp..................         16,900         390,812
                                                                   --------------
                                                                       17,074,148
                                                                   --------------
LEISURE -- 1.7%
  Anchor Gaming...................................         12,400         699,050
  Aztar Corp. (a).................................         44,900         227,306
  Carmike Cinemas, Inc. (Class "A" Stock) (a).....         11,000         223,438
  Family Golf Centers, Inc........................         25,400         501,650
  GC Companies, Inc. (a)..........................          7,300         303,863
  Grand Casinos, Inc. (a).........................         41,650         335,803
  Hollywood Park, Inc. (a)........................         26,100         216,956
  Huffy Corp......................................         12,100         199,650
  K2, Inc. (a)....................................         16,400         169,125
  Marcus Corp.....................................         28,625         465,156
  Players International, Inc. (a).................         31,700         196,144
  Polaris Industries, Inc.........................         25,800       1,011,038
  Primadonna Resorts, Inc.........................         28,400         250,275
  Prime Hospitality Corp. (a).....................         52,000         549,250
  Sturm Ruger & Co., Inc..........................         25,700         306,794
  Thor Industries, Inc............................         11,600         295,800
  Winnebago Industries, Inc.......................         21,800         329,725
                                                                   --------------
                                                                        6,281,023
                                                                   --------------
MACHINERY -- 2.7%
  Applied Industrial Technologies, Inc............         21,900         303,863
  Applied Power, Inc. (Class "A" Stock)...........         38,295       1,445,636
  Astec Industries, Inc. (a)......................          9,400         522,875
  Cognex Corp. (a)................................         40,600         812,000
  Gardner Denver Machinery, Inc. (a)..............         15,900         234,525
  Global Industrial Technologies, Inc. (a)........         21,900         234,056
  Graco, Inc......................................         19,300         569,350
  JLG Industries, Inc.............................         43,800         684,375
  Lindsay Manufacturing Co. (a)...................         13,612         201,628
  Manitowoc Co., Inc..............................         17,175         762,141
  Novellus Systems, Inc. (a)......................         33,900       1,678,050
  Paxar Corp......................................         48,352         432,146
  Regal Beloit Corp...............................         20,800         478,400
  Robbins & Myers, Inc............................         11,000         243,375
  Roper Industries, Inc...........................         31,100         633,663


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MACHINERY (CONT'D.)
  Royal Appliance Manufacturing Co. (a)...........         20,400  $       75,225
  Toro Co.........................................         12,700         361,950
                                                                   --------------
                                                                        9,673,258
                                                                   --------------
MEDIA -- 0.3%
  Catalina Marketing Corp. (a)....................         17,800       1,217,075
                                                                   --------------
METALS-FERROUS -- 0.3%
  Birmingham Steel Corp...........................         24,600         103,013
  Commercial Metals Co............................         14,200         394,050
  Material Sciences Corp. (a).....................         15,225         129,413
  Northwestern Steel and Wire Co. (a).............         24,300          15,188
  Quanex Corp.....................................         14,025         316,439
  Steel Technologies, Inc.........................         11,800          79,650
  WHX Corp. (a)...................................         18,300         184,144
                                                                   --------------
                                                                        1,221,897
                                                                   --------------
METALS-NON FERROUS -- 0.5%
  Amcast Industrial Corp..........................          9,100         174,038
  AMCOL International Corp........................         26,050         257,244
  Brush Wellman, Inc..............................         16,000         279,000
  Castle (A.M.) & Co..............................         13,800         207,000
  Commonwealth Industries, Inc....................         15,800         148,125
  Hecla Mining Co. (a)............................         54,700         198,288
  IMCO Recycling, Inc. (a)........................         16,600         256,263
  RTI International Metals, Inc...................         20,400         285,600
                                                                   --------------
                                                                        1,805,558
                                                                   --------------
MINERAL RESOURCES -- 0.1%
  Kronos, Inc. (a)................................          7,900         350,069
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 6.5%
  Air Express International Corp..................         34,400         748,200
  Alliant Techsystems, Inc........................          9,300         766,669
  Apogee Enterprises, Inc.........................         26,900         302,625
  Aquarion Co.....................................          7,450         305,450
  Barnes Group, Inc...............................         18,400         540,500
  Bassett Furniture Industries, Inc...............         13,000         313,625
  Blout International, Inc........................         37,300         930,169
  Brightpoint, Inc................................         51,700         710,875
  Butler Manufacturing Co.........................          7,600         170,050
  Clarcor, Inc....................................         24,300         486,000
  Consumers Water Co..............................          8,600         270,363
  CPI Corp........................................          9,900         262,350
  Cross (A.T.) Co. (Class "A" Stock)..............         16,400          88,150
  Cyrk, Inc. (a)..................................         14,900         111,750
  Expeditors International of Washington, Inc.....         24,500       1,029,000
  Flow International Corp. (a)....................         14,000         135,625
  Gentex Corp. (a)................................         71,400       1,428,000
  Geon Co. (a)....................................         23,100         531,300
  Griffon Corp. (a)...............................         29,300         311,313
  Harmon Industries, Inc..........................         10,000         230,625
  Hologic, Inc....................................         13,200         160,050
  Insteel Industries, Inc.........................          8,300          40,463
  Intermet Corp. (a)..............................         24,700         322,644
  Justin Industries, Inc..........................         26,200         343,875
  K-Swiss, Inc. (Class "A" Stock).................          5,200         139,750
  Lawson Products, Inc............................         10,600         243,800
  Libbey, Inc.....................................         17,500         506,406
  Lydall, Inc. (a)................................         15,600         185,250
  Mohawk Industries, Inc. (a).....................         57,000       2,397,563
  Mueller Industries, Inc. (a)....................         35,400         719,063
  O'Sullivan Corp.................................         15,200         150,100
  PAREXEL International Corp......................         24,400         610,000
  Reliance Steel & Aluminum Co....................         18,400         508,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY (CONT'D.)
  Scott Technologies..............................         17,000  $      281,031
  Service Experts, Inc............................         16,500         482,625
  SPS Technologies, Inc. (a)......................         12,600         713,475
  Standex International Corp......................         13,000         341,250
  Tera Tech Inc. (a)..............................         28,400         768,575
  Texas Industries, Inc...........................         21,000         565,688
  The Rival Co....................................          9,300         124,969
  Timberland Co. (Class "A" Stock) (a)............         11,400         519,413
  Tredegar Industries, Inc........................         35,850         806,625
  Valmont Industries, Inc.........................         25,400         352,425
  Walbro Corp.....................................          8,600          54,825
  Watsco, Inc.....................................         24,400         408,700
  Whittaker Corp. (a).............................         11,100         187,313
  Wolverine Tube, Inc. (a)........................         14,000         294,000
  Wolverine World Wide, Inc.......................         43,512         576,534
  Xylan Corp......................................         43,200         758,700
                                                                   --------------
                                                                       23,236,051
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 1.5%
  DeVRY, Inc. (a).................................         67,750       2,074,844
  Hughes Supply, Inc..............................         22,950         671,288
  Philadelphia Suburban Corp......................         27,400         810,013
  Valassis Communications, Inc. (a)...............         36,700       1,894,638
                                                                   --------------
                                                                        5,450,783
                                                                   --------------
OIL & GAS -- 1.5%
  Benton Oil & Gas Co. (a)........................         29,400          88,200
  Cabot Oil & Gas Corp. (Class "A" Stock).........         24,700         370,500
  Cascade Natural Gas Corp........................         10,422         188,899
  Cross Timbers Oil Co............................         44,575         334,313
  Northwest Natural Gas Co........................         23,500         608,063
  Piedmont Natural Gas Co., Inc...................         30,300       1,094,588
  Remington Oil & Gas Corp. (a)...................         19,300          61,519
  Santa Fe Energy Resources, Inc. (a).............        102,000         752,250
  Snyder Oil Corp.................................         33,300         443,306
  Southwest Gas Corp..............................         30,000         806,250
  Vintage Petroleum, Inc..........................         51,300         442,463
  Wiser Oil Co....................................          8,800          17,600
                                                                   --------------
                                                                        5,207,951
                                                                   --------------
OIL & GAS SERVICES -- 2.6%
  Atmos Energy Corp...............................         28,600         922,350
  Barrett Resources Corp. (a).....................         31,510         756,240
  Connecticut Energy Corp.........................         10,200         311,100
  Customtracks Corp...............................         14,800         158,175
  Daniel Industries...............................         16,900         204,913
  Devon Energy Corp...............................         32,100         985,069
  Energen Corp....................................         27,900         544,050
  HS Resources, Inc. (a)..........................         18,800         142,175
  Input/Output, Inc. (a)..........................         50,000         365,625
  KCS Energy, Inc.................................         28,500          87,281
  New Jersey Resources Corp.......................         17,400         687,300
  Oceaneering International, Inc. (a).............         22,800         342,000
  Offshore Logistics, Inc. (a)....................         21,700         257,688
  Pennsylvania Enterprises, Inc...................          9,500         242,250
  Plains Resources, Inc. (a)......................         16,000         230,000
  Pogo Producing Co...............................         39,800         517,400
  Pool Energy Services Co. (a)....................         20,900         225,981
  Pride Petroleum Services, Inc...................         49,700         351,006
  Public Service Company of North Carolina,
    Inc...........................................         18,775         488,150
  Seitel, Inc. (a)................................         21,894         272,307
  Southwestern Energy Co..........................         24,700         185,250
  St. Mary Land & Exploration Co..................         10,900         201,650


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES (CONT'D.)
  Tuboscope Vetco International, Inc. (a).........         45,100  $      366,438
  WICOR, Inc......................................         35,500         774,344
                                                                   --------------
                                                                        9,618,742
                                                                   --------------
PAPER AND RELATED PRODUCTS -- 0.4%
  Buckeye Technologies, Inc.......................         36,600         546,713
  Schweitzer-Mauduit International, Inc...........         16,000         247,000
  W.H. Brady Co...................................         22,400         603,400
                                                                   --------------
                                                                        1,397,113
                                                                   --------------
PRECIOUS METALS -- 0.5%
  Coeur d'Alene Mines Corp. (a)...................         21,700         100,363
  Getchell Gold Co. (a)...........................         30,600         833,850
  Glamis Gold, Ltd................................         37,700          70,688
  Stillwater Mining Co. (a).......................         22,400         918,400
                                                                   --------------
                                                                        1,923,301
                                                                   --------------
RAILROADS
  RailTex, Inc. (a)...............................          9,100         102,944
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Toll Brothers, Inc. (a).........................         36,800         830,300
                                                                   --------------
RESTAURANTS -- 2.1%
  Applebee's International, Inc...................         30,100         620,813
  Au Bon Pain, Inc. (Class "A" Stock) (a).........         11,800          79,650
  CEC Entertainment, Inc..........................         18,150         503,663
  Cheesecake Factory (a)..........................         19,950         591,642
  CKE Restaurants, Inc............................         51,013       1,501,680
  Foodmaker, Inc. (a).............................         37,100         818,519
  IHOP Corp. (a)..................................          9,800         391,388
  Landry's Seafood Restaurants, Inc...............         30,100         225,750
  Luby's Cafeterias, Inc..........................         22,300         344,256
  Ruby Tuesday, Inc...............................         31,200         663,000
  Ryan's Family Steak Houses, Inc. (a)............         41,400         512,325
  Shoney's, Inc. (a)..............................         48,200          63,263
  Sonic Corp. (a).................................         18,025         448,372
  Taco Cabana (Class "A" Stock) (a)...............         14,100         109,275
  TCBY Enterprises, Inc...........................         22,900         160,300
  Triarc Companies, Inc. (Class "A" Stock) (a)....         30,400         486,400
                                                                   --------------
                                                                        7,520,296
                                                                   --------------
RETAIL -- 6.1%
  AnnTaylor Stores Corp...........................         25,500       1,005,656
  Arctic Cat, Inc.................................         27,700         282,194
  Bombay Co., Inc. (a)............................         37,600         209,150
  Books-A-Million, Inc. (a).......................         17,300         224,900
  Brown Group, Inc................................         17,550         308,222
  Building Materials Holding Corp.................         11,700         141,863
  Casey's General Stores, Inc.....................         52,300         681,534
  Cash America International, Inc.................         24,843         377,303
  Cato Corp. (Class "A" Stock)....................         27,400         269,719
  Consolidated Products, Inc......................         26,094         538,184
  Damark International, Inc. (a)..................          7,200          58,500
  Discount Auto Parts, Inc. (a)...................         16,300         357,581
  Dress Barn, Inc. (a)............................         23,000         349,313
  Eagle Hardware & Garden, Inc. (a)...............         28,900         939,250
  Filene's Basement Corp. (a).....................         20,800          49,400
  Footstar, Inc...................................         24,400         610,000
  Goody's Family Clothing (a).....................         33,100         332,034
  Gottschalks, Inc. (a)...........................         12,500          95,313
  Gymboree Corp...................................         24,000         153,000
  J. Baker, Inc...................................         13,800          79,350
  Jan Bell Marketing, Inc. (a)....................         28,500         183,469
  Jo-Ann Stores, Inc.(Class "A" Stock)............         18,000         290,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
RETAIL (CONT'D.)
  Just For Feet, Inc..............................         30,000  $      521,250
  Lechters, Inc. (a)..............................         17,000          41,969
  Lillian Vernon Corp.............................          9,200         151,800
  Linens 'n Things, Inc...........................         38,000       1,505,750
  The Men's Wearhouse, Inc........................         33,050       1,049,338
  Michaels Stores, Inc. (a).......................         29,400         531,956
  MicroAge, Inc. (a)..............................         19,500         299,813
  O'Reilly Automotive, Inc. (a)...................         21,100         996,975
  Oshkosh B' Gosh, Inc. (Class "A" Stock).........         18,000         363,375
  Pacific Sunwear of California, Inc..............         20,900         342,237
  Pier 1 Imports, Inc.............................         97,950         948,891
  Regis Corp......................................         22,600         904,000
  Russ Berrie & Co., Inc..........................         22,200         521,700
  Shopko Stores, Inc..............................         25,200         837,900
  Sports Authority, Inc...........................         31,550         165,638
  Stein Mart, Inc. (a)............................         45,400         316,381
  Stride Rite Corp................................         46,200         404,250
  Swiss Army Brands, Inc. (a).....................          7,700          74,113
  Whole Foods Market, Inc. (a)....................         26,200       1,267,425
  Williams-Sonoma, Inc. (a).......................         51,700       2,084,156
  Zale Corp.......................................         35,000       1,128,750
                                                                   --------------
                                                                       21,993,852
                                                                   --------------
SAFETY
  Rural/Metro Corp................................         14,000         153,125
                                                                   --------------
SOFTWARE -- 1.4%
  HNC Software, Inc...............................         25,500       1,031,156
  Hyperion Solutions Corp.........................         29,370         528,660
  Macromedia Inc. (a).............................         39,400       1,327,288
  Mercury Interactive Corp........................         17,200       1,087,900
  National Instruments Corp.......................         32,300       1,102,238
                                                                   --------------
                                                                        5,077,242
                                                                   --------------
TELECOMMUNICATIONS -- 2.4%
  Allen Telecom, Inc..............................         27,200         181,900
  Aspect Telecommunications Corp. (a).............         50,100         864,225
  California Microwave, Inc. (a)..................         16,100         150,938
  Centigram Communications Corp. (a)..............          6,800          67,150
  CommScope, Inc..................................         48,900         822,131
  Dialogic Corp...................................         15,900         312,534
  Digi International, Inc. (a)....................         13,800         153,525
  Digital Microwave Corp. (a).....................         61,000         417,469
  General Communication, Inc......................         49,100         199,469
  InterVoice, Inc. (a)............................         13,800         476,100
  Network Equipment Technologies, Inc. (a)........         20,500         211,406
  P-COM, Inc......................................         43,200         172,125
  Symmetricom, Inc. (a)...........................         15,700         104,994
  TCSI Corp. (a)..................................         22,100          46,272
  Tel-Save Holdings, Inc..........................         64,100       1,073,675
  Vitesse Semicondutor Corp. (a)..................         72,800       3,321,500
                                                                   --------------
                                                                        8,575,413
                                                                   --------------
TEXTILES -- 1.5%
  Angelica Corp...................................          8,800         163,900
  Ashworth, Inc. (a)..............................         14,600          80,756
  Authentic Fitness Corp..........................         22,400         408,800


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------

  Cone Mills Corp. (a)............................         26,000  $      146,250
  Delta Woodside Industries, Inc..................         24,400         146,400
  Dixie Group, Inc................................         10,700          86,938
  G & K Services, Inc. (Class "A" Stock)..........         20,400       1,086,300
  Galey & Lord, Inc. (a)..........................         11,300          97,463
  Guilford Mills, Inc.............................         24,337         406,124
  Haggar Corp.....................................          7,800          89,213
  Hancock Fabrics.................................         20,800         174,200
  Hartmarx Corp. (a)..............................         33,100         186,188
  Johnston Industries, Inc........................         10,600          33,125
  Kellwood Co.....................................         21,375         534,375
  Nautica Enterprises, Inc. (a)...................         37,000         555,000
  Oxford Industries, Inc..........................          8,800         248,600
  Pillowtex Corp. (a).............................         14,009         374,741
  St. John Knits, Inc.............................         16,650         432,900
  Tultex Corp. (a)................................         28,300          24,763
                                                                   --------------
                                                                        5,276,036
                                                                   --------------
TOBACCO -- 0.1%
  DIMON, Inc......................................         44,175         328,552
                                                                   --------------
TRUCKING/SHIPPING -- 1.6%
  American Freightways, Inc.......................         31,400         362,081
  Arkansas Best Corp..............................         18,500         108,109
  Fritz Companies, Inc. (a).......................         33,900         366,544
  Frozen Food Express Industries, Inc.............         16,000         126,000
  Heartland Express, Inc. (a).....................         29,749         520,608
  Kirby Corp. (a).................................         20,000         398,750
  Landstar Systems, Inc. (a)......................         10,300         419,725
  M.S. Carriers, Inc. (a).........................         12,200         401,838
  Pittston Burlington Group.......................         19,975         222,222
  Rollins Truck Leasing Corp......................         54,100         797,975
  USFreightways Corp..............................         26,100         760,163
  Werner Enterprises, Inc.........................         47,512         840,369
  Yellow Corp. (a)................................         25,900         495,338
                                                                   --------------
                                                                        5,819,722
                                                                   --------------
UTILITY - ELECTRIC -- 1.8%
  Bangor Hydro-Electric Co........................          6,975          89,367
  Central Hudson Gas & Electric...................         16,900         756,275
  Central Vermont Public Service..................         11,300         117,238
  CILCORP, Inc....................................         13,400         819,913
  Commonwealth Energy System......................         21,475         869,738
  Eastern Utilities Associates....................         19,400         548,050
  Green Mountain Power Corp.......................          5,200          54,600
  Orange & Rockland Utilities, Inc................         13,500         769,500
  Sierra Pacific Resources........................         30,400       1,155,200
  TNP Enterprises, Inc............................         12,600         478,013
  United Illuminating Co..........................         13,625         701,688
                                                                   --------------
                                                                        6,359,582
                                                                   --------------
UTILITY - WATER -- 0.3%
  American States Water Co........................          8,200         223,450
  United Water Resources, Inc.....................         37,000         885,688
                                                                   --------------
                                                                        1,109,138
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $321,999,044)............................................     335,536,457
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

DECEMBER 31, 1998

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 6.6%                          (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 6.3%
  Joint Repurchase Agreement
    Account, 4.693%, 01/04/99 (Note 5)............  $      22,592  $   22,592,000
                                                                   --------------
U. S. GOVERNMENT OBLIGATIONS -- 0.3%
  United States Treasury Bills,
    4.30%, 03/18/99 (b)...........................            150         148,674
    4.36%, 03/18/99 (b)...........................          1,100       1,090,276
                                                                   --------------
                                                                        1,238,950
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $23,830,507).............................................      23,830,950
                                                                   --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $345,829,551; Note 6)....................................     359,367,407
VARIATION MARGIN ON
  OPEN FUTURES CONTRACTS (c) -- 0.2%.............................         613,350
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.1%.........................................         404,881
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  360,385,638
                                                                   --------------
                                                                   --------------

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1998 are as follows:

 NUMBER OF                         EXPIRATION      VALUE AT         VALUE AT         UNREALIZED
 CONTRACTS           TYPE             DATE        TRADE DATE    DECEMBER 31, 1998   APPRECIATION
 Long Position:
    120          MidCap 400 Index    Mar 99      $  21,475,050    $ 23,505,000       $ 2,029,950

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                                GLOBAL PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 93.2%
                                                                       VALUE
COMMON STOCKS -- 92.4%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AUSTRALIA -- 1.4%
  AMP Limited.....................................        326,000  $    4,120,529
  Brambles Industries, Ltd........................        298,600       7,256,327
  FXF Trust.......................................        224,600          41,193
                                                                   --------------
                                                                       11,418,049
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 1.8%
  Mannesmann, AG..................................        106,659      12,229,114
  SAP, AG.........................................          6,580       2,843,954
                                                                   --------------
                                                                       15,073,068
                                                                   --------------
FINLAND -- 3.4%
  Nokia Corp. (Class "A" Stock)...................        236,662      28,974,152
                                                                   --------------
FRANCE -- 9.7%
  Casino Guichard Perrachon, SA...................         90,463       9,421,543
  Elf Aquitaine, SA...............................        109,633      12,673,655
  Legrand, SA.....................................         55,861      14,804,434
  Pinault Printemps Redoute, SA...................         33,785       6,456,888
  Suez Lyonnaise Des Eaux.........................         62,868      12,915,154
  Thomson CSF.....................................        328,820      14,122,043
  Valeo, SA.......................................        149,290      11,765,383
                                                                   --------------
                                                                       82,159,100
                                                                   --------------
IRELAND -- 2.4%
  Bank of Ireland.................................        917,988      20,058,961
                                                                   --------------
ITALY -- 5.0%
  Unicredito Italiano SpA.........................      4,786,492      28,426,851
  Telecom Italia SpA..............................      1,574,398      13,459,862
                                                                   --------------
                                                                       41,886,713
                                                                   --------------
JAPAN -- 5.2%
  Honda Motor Co..................................        157,000       5,135,288
  Nippon Telephone and Telegraph Corp.............          1,086       8,349,059
  NTT Mobile Communication Network, Inc...........            216       8,855,191
  Olympus Optical Co., Ltd........................      1,070,000      12,254,177
  Takefuji Corp...................................        131,700       9,579,237
                                                                   --------------
                                                                       44,172,952
                                                                   --------------
NETHERLANDS -- 3.3%
  ING Groep, N.V..................................        242,234      14,776,328
  Koninklijke Numico, N.V.........................        273,036      13,018,738
                                                                   --------------
                                                                       27,795,066
                                                                   --------------
SPAIN -- 4.0%
  Banco Central Hispanoamericano, SA..............      1,155,224      13,735,794
  Telefonica De Espana............................        453,545      20,194,700
                                                                   --------------
                                                                       33,930,494
                                                                   --------------
SWEDEN -- 4.3%
  Drott, AB (Class "B" Shares)....................        182,794       1,681,558
  Hennes & Mauritz, AB............................        190,023      15,533,093
  Nordbanken Holdings, AB.........................      2,193,279      14,082,865
  Skanska, AB (Class "B" Shares)..................        195,773       5,439,126
                                                                   --------------
                                                                       36,736,642
                                                                   --------------
 SWITZERLAND -- 2.5%
  Novartis, AG....................................          7,831      15,388,428
  UBS, AG.........................................         18,858       5,791,904
                                                                   --------------
                                                                       21,180,332
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
UNITED KINGDOM -- 10.4%
  Bank of Scotland................................      1,037,063  $   12,388,630
  Glaxo Wellcome PLC..............................        351,881      12,114,335
  Guest, Kean & Nettlefolds, PLC..................        881,861      11,705,117
  Hays, PLC.......................................      1,555,994      13,682,625
  Siebe, PLC......................................      2,275,337       8,928,172
  Vodafone Group, PLC.............................      1,806,063      29,306,058
                                                                   --------------
                                                                       88,124,937
                                                                   --------------
UNITED STATES -- 39.0%
  Belo (A.H.) Corp. (Class "A" Stock).............        514,900      10,265,819
  Cisco Systems, Inc. (a).........................        169,000      15,685,312
  Citigroup, Inc..................................        203,100      10,053,450
  Computer Sciences Corp..........................        199,000      12,823,062
  Disney (Walt) Co................................        300,600       9,018,000
  Electronic Arts, Inc............................        295,400      16,579,325
  Fox Entertainment Group, Inc. (Class "A"
    Stock)........................................        418,600      10,543,487
  Healthsouth Corp. (a)...........................        506,500       7,819,094
  MCI WorldCom, Inc...............................        251,400      18,037,950
  Microsoft Corp. (a).............................        134,600      18,667,337
  Office Depot, Inc...............................        304,700      11,254,856
  Pfizer, Inc.....................................         48,100       6,033,544
  PMC-Sierra, Inc.................................        289,900      18,299,938
  Safeway, Inc. (a)...............................        468,800      28,567,500
  SCI Systems, Inc. (a)...........................        189,200      10,926,300
  Solectron Corp..................................        129,200      12,007,525
  Tenet Healthcare Corp. (a)......................        341,800       8,972,250
  Texas Instruments, Inc..........................        218,400      18,686,850
  The Limited, Inc................................        175,800       5,120,175
  Time Warner, Inc................................        428,600      26,599,988
  Transocean Offshore, Inc........................        226,800       6,081,075
  USA Networks, Inc...............................        404,300      13,392,438
  Warner-Lambert Co...............................         66,800       5,022,525
  Waste Management, Inc...........................        301,100      14,038,788
  Wells Fargo & Co................................        374,800      14,968,575
                                                                   --------------
                                                                      329,465,163
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $539,856,453)............................................     780,975,629
                                                                   --------------

PREFERRED STOCKS -- 0.7%
FEDERAL REPUBLIC OF GERMANY
  Wella, AG, 1.57%................................          6,609       5,514,608
                                                                   --------------
    (cost $5,349,125)
RIGHTS(a) -- 0.1%
SPAIN
  Telefonica, SA..................................        453,545         403,254
                                                                   --------------
    (cost $256,876)

TOTAL LONG-TERM INVESTMENTS
  (cost $545,462,454)............................................     786,893,491
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

DECEMBER 31, 1998

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 5.2%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  UNITED STATES
  Bear, Stearns & Co. Inc., 4.73%,
    01/04/99 (cost $44,130,000)(b)................  $      44,130  $   44,130,000
                                                                   --------------
TOTAL INVESTMENTS -- 98.4%
  (cost $589,592,454; Note 6)....................................     831,023,491
                                                                   --------------

FORWARD CURRENCY CONTRACTS -- AMOUNT PAYABLE TO COUNTERPARTIES
  (c) -- (0.5%)..................................................      (3,828,254)

OTHER ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 2.1%............................................      17,346,722
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  844,541,959
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  AB    Aktiebolag (Swedish Stock Company)
  AG    Aktiengesellschaft (German Stock Company)
  N.V.  Naamloze Vennootschap (Dutch Corporation)
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b)  Bear, Stearns & Co. Inc., repurchase price $44,153,193, due
     1/4/99. The value of the collateral was $45,098,734.

(c) Outstanding forward currency contracts at December 31, 1998 were as follows:

                                    VALUE AT
        FOREIGN CURRENCY           SETTLEMENT     CURRENT
           CONTRACTS                  DATE         VALUE      DEPRECIATION
--------------------------------  ------------  ------------  -------------
   Sale:
     Japanese Yen,
       expiring 2/16/99           $  2,200,000  $  2,774,219   $  (574,219)
       expiring 2/17/99           $  2,450,000  $  3,083,306   $  (633,306)
       expiring 3/17/99           $  1,775,000  $  2,053,545   $  (278,545)
       expiring 3/17/99           $  5,925,000  $  6,851,612   $  (926,612)
       expiring 4/17/99           $  6,259,542  $  7,345,432   $(1,085,890)
       expiring 6/24/99           $  5,479,224  $  5,632,213   $  (152,989)
       expiring 6/28/99           $  5,458,538  $  5,635,231   $  (176,693)
                                                              -------------
                                                               $(3,828,254)
                                                              -------------
                                                              -------------

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1998 were as follows:

Commercial Banks                                              17.1%
Telecommunications                                            15.2%
Electronics                                                   10.2%
Retail                                                         9.0%
Computer Services                                              7.9%
Media                                                          7.2%
Drugs & Medical Supplies                                       4.6%
Automobiles                                                    3.4%
Machinery                                                      2.5%
Construction                                                   2.1%
Hospitals                                                      2.0%
Electrical Equipment                                           1.7%
Environmental Services                                         1.7%
Commercial Services                                            1.6%
Chemicals                                                      1.5%
Foods & Beverages                                              1.5%
Leisure                                                        1.1%
Diversified Operations                                         0.9%
Oil & Gas Services                                             0.7%
Cosmetics & Soaps                                              0.6%
Insurance                                                      0.5%
Real Estate Investment Trust                                   0.2%
Repurchase Agreement                                           5.2%
                                                         ---------
                                                              98.4%
Forward currency contracts                                   (0.5)%
Other assets in excess of liabilities                          2.1%
                                                         ---------
                                                             100.0%
                                                         ---------
                                                         ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

                          NATURAL RESOURCES PORTFOLIO

DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 99.5%
                                                                       VALUE
COMMON STOCKS -- 98.1%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
ALUMINUM -- 1.1%
  Comalco Ltd., ADR (Australia)...................        134,900  $    2,585,696
                                                                   --------------
CHEMICALS
  Agrium, Inc.....................................            503           4,436
                                                                   --------------
EXPLORATION & PRODUCTION -- 11.9%
  Apex Silver Mines, Ltd. (a).....................        197,600       1,630,200
  Atna Resources, Ltd. (a)........................        295,100         129,159
  Brigham Exploration Company (a).................        109,500         602,250
  Fx Energy, Inc..................................        131,800       1,334,475
  Miller Exploration, Co..........................        120,200         540,900
  Newfield Exploration Co. (a)....................        439,100       9,166,212
  Nuevo Energy Co. (a)............................        223,600       2,571,400
  Pioneer Natural Resources Co....................        458,460       4,011,525
  Ranger Oil, Ltd.................................        753,946       3,349,120
  Sutton Resources, Ltd. (a)......................        184,900         797,191
  Talisman Energy, Inc. (a).......................         91,190       1,595,825
  Tom Brown, Inc. (a).............................        248,900       2,496,778
                                                                   --------------
                                                                       28,225,035
                                                                   --------------
FOREST PRODUCTS -- 14.1%
  Boise Cascade Corp..............................        288,700       8,949,700
  Champion International Corp.....................        260,500      10,550,250
  Fletcher Challenge, Ltd., ADR (New Zealand).....        372,700       1,164,687
  Macmillan Bloedel, Ltd. (Canada)................        725,100       7,247,211
  Rayonier, Inc...................................        121,300       5,572,219
                                                                   --------------
                                                                       33,484,067
                                                                   --------------
GOLD -- 21.0%
  Agnico-Eagle Mines, Ltd.........................        401,500       1,656,187
  Anglogold Ltd., ADR (Canada)....................        198,076       3,874,862
  Ashanti Goldfields Co., Ltd.....................        204,900       1,920,937
  Avgold, Ltd., (a), ADR (South Africa)...........        163,000         896,500
  Barrick Gold Corp...............................        274,653       5,355,733
  Battle Mountain Gold Corp.......................        137,400         566,775
  Bema Gold Corp..................................        605,000         491,562
  Cambior, Inc....................................        581,600       2,863,969
  Coeur d'Alene Mines Corp........................         80,525         372,428
  Durban Roodeport Deep, ADR (South Africa).......        150,000         412,500
  Francisco Gold Corp.............................         93,500         537,497
  Getchell Gold Co. (a)...........................        328,311       8,946,475
  Gold Fields (South Africa)......................        113,999         626,994
  Golden Knight Resources, Inc. (a)...............        254,400          74,784
  Golden Star Resources...........................        292,300         310,569
  Greenstone Resources, Ltd.......................        409,300         366,306
  Harmony Gold Mining, ADR (South Africa).........        612,900       2,911,275
  Iamgold International Mining (South Africa).....        356,500         931,539
  International Pursuit Corp......................        305,600          41,923
  Meridian Gold, Inc..............................        627,200       3,687,484
  Newmont Mining Corp.............................        474,507       8,570,783
  Placer Dome, Inc................................        249,100       2,864,650
  TVX Gold, Inc. (a)..............................        492,600         892,837
  Western Areas Gold Mining Co., Ltd., ADR (South
    Africa) (a)...................................        178,700         571,840
                                                                   --------------
                                                                       49,746,409
                                                                   --------------


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
METALS-NON FERROUS -- 7.5%
  Cameco Corp.....................................        277,500  $    4,976,075
  Freeport-McMoRan Copper & Gold, Inc. (Class "A"
    Stock)........................................        385,700       3,736,469
  Potash Corp. of Saskatchewan, Inc. (Canada).....        143,100       9,140,512
  Rio Tinto Ltd., ADR (Australia) (a).............              1              47
                                                                   --------------
                                                                       17,853,103
                                                                   --------------
OIL & GAS -- 14.6%
  Alberta Energy Co. Ltd. (Canada)................        407,800       8,779,619
  Beau Canada Exploration Ltd. (Class "A" Stock)
    (Canada) (a)..................................        873,800       1,101,669
  Blue Range Resource Corp. (Canada) (a)..........        566,700       1,277,185
  Crester Energy, Inc., ADR (Canada) (a)..........        480,900       4,083,943
  Cross Timbers Oil Co............................        355,200       2,664,000
  Dynegy, Inc.....................................        433,345       4,739,711
  Noble Affiliates, Inc...........................        134,200       3,304,675
  Rigel Energy Corp. (Canada) (a).................        275,300       1,798,406
  Rio Alto Exploration, Ltd. (Canada) (a).........        292,000       2,861,249
  Western Gas Resources, Inc......................        678,800       3,903,100
                                                                   --------------
                                                                       34,513,557
                                                                   --------------
OIL & GAS SERVICES -- 5.2%
  Bouyges Offshore, SA, ADR (France) (a)..........        188,900       2,007,063
  J. Ray McDermott, SA (a)........................        205,100       5,012,131
  Poco Petroleums, Ltd............................        368,700       3,082,937
  Smith International, Inc. (a)...................         85,000       2,140,938
                                                                   --------------
                                                                       12,243,069
                                                                   --------------
OIL SERVICES -- 0.4%
  Tesco Corp. (a).................................        243,800       1,011,321
                                                                   --------------
PLATINUM -- 22.3%
  Anglo American Platinum, Ltd., ADR (South
    Africa).......................................        682,369       9,297,278
  Impala Platinum Holdings, Ltd...................        922,200      12,507,338
  Stillwater Mining Co. (a).......................        753,500      30,893,500
                                                                   --------------
                                                                       52,698,116
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $300,598,622)............................................     232,364,809
                                                                   --------------
PREFERRED STOCKS -- 1.4%
GOLD
  Hecla Mining Co. (Cum. Conv.) 7.0% Series B.....         60,700       2,306,600
  Kinam Gold, Inc. (Cum. Conv.) $3.75 Series B....         26,100         939,600
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $4,096,238)..............................................       3,246,200
                                                                   --------------
TOTAL LONG-TERM INVESTMENT
  (cost $304,694,860)............................................     235,611,009
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

DECEMBER 31, 1998

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 0.6%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account 4.693%,
    01/04/99 (cost $1,475,000; Note 5)............  $       1,475  $    1,475,000
                                                                   --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $306,169,860; Note 6)....................................     237,086,009
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)...............................................        (187,371)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  236,898,638
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Zero Coupon Bond 2000 Portfolio, Zero Coupon Bond 2005 Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Global Portfolio and Natural Resources Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at December 31, 1998 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

                                       C1

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a

                                       C2
certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES LENDING: The Series Fund (excluding the Money Market Portfolio) many lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the Series Fund securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Fund. PSI is an indirect, wholly owned subsidiary of Prudential. For the fiscal year ended December 31, 1998, PSI has been compensated approximately $4,800.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will normally declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and

                                       C3
accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 1998, the application of this statement increased (decreased) paid-in capital in excess of par ("PC"), undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("GL") by the following amounts:

                                            PC          UNI           G/L
                                         ---------  ------------  -----------
Government Income......................  $ (64,303) $     64,303           --
Zero Coupon Bond 2005 Portfolio........       (607)          607           --
Equity Portfolio.......................         --       105,151  $  (105,151)
Global Portfolio.......................         --    (4,162,755)   4,162,755
Natural Resources Portfolio............   (222,068)     (120,380)     342,448

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of that Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Money Market Porfolio..................             0.40%
Diversified Bond Portfolio.............             0.40
Government Income Portfolio............             0.40
Zero Coupon Bond 2000 Portfolio........             0.40
Zero Coupon Bond 2005 Portfolio........             0.40
Conservative Balanced Portfolio........             0.55
Flexible Managed Portfolio.............             0.60
High Yield Bond Portfolio..............             0.55
Stock Index Portfolio..................             0.35
Equity Income Portfolio................             0.40
Equity Portfolio.......................             0.45
Prudential Jennison Portfolio..........             0.60
Small Capitalization Stock Portfolio...             0.40
Global Portfolio.......................             0.75
Natural Resources Portfolio............             0.45

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the year ended December 31, 1998.

PIC and Jennison are indirect, wholly-owned subsidiaries of The Prudential.

The Series Fund has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expired on December 18, 1998 and has been extended through February 28, 1999 under the same terms. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the

                                       C4

Agreement during the year ended December 31, 1998. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 1998, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $664,019 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $  32,490
Flexible Managed Portfolio.............     103,021
Equity Income Portfolio................     160,840
Equity Portfolio.......................     294,641
Global Portfolio.......................      14,247
Prudential Jennison Portfolio..........      56,980
Natural Resources Portfolio............       1,800
                                         -----------
                                          $ 664,019

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $932,710,000 as of December 31, 1998. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Diversified Bond Portfolio.............  $  31,305,000      3.36%
Government Income Portfolio............      1,692,000      0.18
Zero Coupon Bond 2000 Portfolio........        121,000      0.01
Zero Coupon Bond 2005 Portfolio........         66,000      0.01
Conservative Balanced Portfolio........    109,421,000     11.73
Flexible Managed Portfolio.............    482,631,000     51.75
High Yield Bond Portfolio..............     33,890,000      3.63
Stock Index Portfolio..................     86,854,000      9.31
Equity Income Portfolio................     58,712,000      6.30
Equity Portfolio.......................     60,667,000      6.50
Prudential Jennison Portfolio..........     43,284,000      4.64
Small Capitalization Stock Portfolio...     22,592,000      2.42
Natural Resources Portfolio............      1,475,000      0.16
                                         -------------  ----------
                                         $ 932,710,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 4.75%, in the principal amount of $255,000,000, repurchase price $255,134,583, due 1/4/99. The value of the collateral including accrued interest was $260,454,041.

Credit Suisse First Boston Corp., 4.88%, in the principal amount of $50,000,000, repurchase price $50,027,111, due 1/4/99. The value of the collateral including accrued interest was $52,533,163.

CIBC Oppenheimer, 4.75%, in the principal amount of $255,000,000, repurchase price $255,134,583, due . The value of the collateral including accrued interest was $260,553,672.

SBC Warburg Dillon Reed Inc., 4.70%, in the principal amount of $255,000,000, repurchase price $255,133,167, due 1/4/99. The value of the collateral including accrued interest was $261,037,802.

Morgan (J.P.) Securities, Inc., 4.35%, in the principal amount of $117,710,000, repurchase price $117,766,893, due 1/4/99. The value of the collateral including accrued interest was $120,272,486.

                                       C5

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the year ended December 31, 1998 were as follows:

Cost of Purchases:

                                                                  ZERO           ZERO
                                 DIVERSIFIED    GOVERNMENT       COUPON         COUPON      CONSERVATIVE     FLEXIBLE
                                    BOND          INCOME          2000           2005         BALANCED        MANAGED
                                -------------  -------------  -------------  -------------  -------------  -------------
Government Securities.........  $1,084,548,820 $ 495,987,249  $   6,556,420  $  10,371,040  $2,907,392,972 $2,497,336,303
Non-Government Securities.....  $1,014,377,393       0              0              0        $4,664,947,720 $4,533,514,880

                                    HIGH
                                    YIELD
                                    BOND
                                -------------
Government Securities.........        0
Non-Government Securities.....  $ 678,466,256

                                                                                                SMALL
                                    STOCK         EQUITY                      PRUDENTIAL    CAPITALIZATION
                                    INDEX         INCOME         EQUITY        JENNISON         STOCK         GLOBAL
                                -------------  -------------  -------------  -------------  -------------  -------------
Government Securities.........        0              0              0              0              0              0
Non-Government Securities.....  $ 506,725,666  $ 701,633,702  $1,642,979,141 $ 819,680,050  $ 146,819,579  $ 515,000,344


                                   NATURAL
                                  RESOURCES
                                -------------
Government Securities.........        0
Non-Government Securities.....  $  37,720,353

Proceeds from Sales:

                                                                  ZERO           ZERO
                                 DIVERSIFIED    GOVERNMENT       COUPON         COUPON      CONSERVATIVE     FLEXIBLE
                                    BOND          INCOME          2000           2005         BALANCED        MANAGED
                                -------------  -------------  -------------  -------------  -------------  -------------
Government Securities.........  $ 981,769,931  $ 452,147,570  $  10,656,367        0        $2,956,094,381 $2,461,697,036
Non-Government Securities.....  $ 800,302,342        0              0              0        $4,778,976,239 $5,139,626,859

                                    HIGH
                                    YIELD
                                    BOND
                                -------------
Government Securities.........        0
Non-Government Securities.....  $ 413,571,009

                                                                                                SMALL
                                    STOCK         EQUITY                      PRUDENTIAL    CAPITALIZATION
                                    INDEX         INCOME         EQUITY        JENNISON         STOCK         GLOBAL
                                -------------  -------------  -------------  -------------  -------------  -------------
Government Securities.........        0              0              0              0              0              0
Non-Government Securities.....  $  98,694,085  $ 424,595,936  $1,341,760,073 $ 399,687,941  $  78,305,913  $ 488,859,228


                                   NATURAL
                                  RESOURCES
                                -------------
Government Securities.........        0
Non-Government Securities.....  $  93,954,998

Transactions in options written during the year ended December 31, 1998 were as follows:

                                NATURAL RESOURCES PORTFOLIO
                                ----------------------------
                                  CONTRACTS       PREMIUM
                                -------------  -------------
Options outstanding at
  December 31, 1997...........             0   $           0
Options written...............         1,146         232,822
Options terminated in closing
  purchase transactions.......        (1,146 )      (232,822)
                                      ------   -------------
Options outstanding at
  December 31, 1998...........             0   $           0
                                      ------   -------------
                                      ------   -------------

The federal income tax basis and unrealized appreciation/depreciation of the Series Fund's investments as of December 31, 1998 were as follows:

                                                                  ZERO           ZERO
                                 DIVERSIFIED    GOVERNMENT       COUPON         COUPON      CONSERVATIVE     FLEXIBLE
                                    BOND          INCOME          2000           2005         BALANCED        MANAGED
                                -------------  -------------  -------------  -------------  -------------  -------------
Gross Unrealized
  Appreciation................  $  29,099,718  $  19,061,880  $   1,927,870  $   5,513,610  $ 429,047,409  $ 555,358,703
Gross Unrealized
  Depreciation................     16,654,189        472,714             --             --    164,278,673    320,658,740
Total Net Unrealized..........     12,445,529     18,589,166      1,927,870      5,513,610    264,768,736    234,699,963
Tax Basis.....................  1,095,335,557    418,498,213     38,323,550     40,070,501  4,497,706,049  5,151,850,046

                                    HIGH
                                    YIELD
                                    BOND
                                -------------
Gross Unrealized
  Appreciation................  $  14,026,170
Gross Unrealized
  Depreciation................     93,507,623
Total Net Unrealized..........    (79,481,453)
Tax Basis.....................    854,184,337

                                                                                                    SMALL
                                     STOCK          EQUITY                        PRUDENTIAL    CAPITALIZATION
                                     INDEX          INCOME          EQUITY         JENNISON         STOCK         GLOBAL
                                ---------------  -------------  ---------------  -------------  -------------  -------------
Gross Unrealized
  Appreciation................  $ 1,665,560,555  $ 416,426,863  $ 1,763,010,854  $ 327,887,751  $  63,376,056  $ 239,116,983
Gross Unrealized
  Depreciation................       40,647,788    175,859,614      280,291,578     10,960,715     50,650,473     12,753,049
Total Net Unrealized..........    1,624,912,767    240,567,249    1,482,719,276    316,927,036     12,725,583    226,363,934
Tax Basis.....................    1,919,601,401  1,945,300,102    4,767,976,521    887,450,487    346,641,824    604,659,557


                                   NATURAL
                                  RESOURCES
                                -------------
Gross Unrealized
  Appreciation................  $  32,816,849
Gross Unrealized
  Depreciation................    102,159,768
Total Net Unrealized..........    (69,342,919)
Tax Basis.....................    306,428,928

For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 1998. Accordingly no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                POST OCTOBER   POST OCTOBER   CAPITAL LOSS
                                  CURRENCY        CAPITAL     CARRYFORWARDS  CAPITAL LOSS
                                   LOSSES         LOSSES       UTILIZED IN   CARRYFORWARDS   EXPIRATION
                                  DEFERRED       DEFERRED         1998         AVAILABLE        YEAR
                                -------------  -------------  -------------  -------------  -------------
Government Income Portfolio...          --              --    $ 7,210,024    $     57,521       2003
High Yield Bond...............          --     $ 5,542,044      3,548,806       2,841,673       2003
Natural Resources Portfolio...  $    4,530       2,497,324             --       4,117,123       2006

                                       C6

FINANCIAL HIGHLIGHTS

                                                           MONEY MARKET
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1998      1997      1996    1995(a)   1994(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................      0.52      0.54      0.51      0.56      0.40
Dividends and distributions............     (0.52)    (0.54)    (0.51)    (0.56)    (0.40)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      5.39%     5.41%     5.22%     5.80%     4.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $920.2    $657.5    $668.8    $613.3    $583.3
Ratios to average net assets:
  Expenses.............................      0.41%     0.43%     0.44%     0.44%     0.47%
  Net investment income................      5.20%     5.28%     5.10%     5.64%     4.02%

                                                         DIVERSIFIED BOND
                                         -------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         -------------------------------------------------
                                           1998       1997      1996    1995(a)   1994(a)
                                         ---------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   11.02  $  11.07  $  11.31  $  10.04  $  11.10
                                         ---------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.69      0.80      0.76      0.76      0.68
Net realized and unrealized gains
  (losses) on investments..............       0.08      0.11     (0.27)     1.29     (1.04)
                                         ---------  --------  --------  --------  --------
    Total from investment operations...       0.77      0.91      0.49      2.05     (0.36)
                                         ---------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.69)    (0.83)    (0.73)    (0.75)    (0.68)
Distributions from net realized
  gains................................      (0.04)    (0.13)       --     (0.03)    (0.02)
                                         ---------  --------  --------  --------  --------
    Total distributions................      (0.73)    (0.96)    (0.73)    (0.78)    (0.70)
                                         ---------  --------  --------  --------  --------
Net Asset Value, end of year...........  $   11.06  $  11.02  $  11.07  $  11.31  $  10.04
                                         ---------  --------  --------  --------  --------
                                         ---------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............       7.15%     8.57%     4.40%    20.73%    (3.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $1,122.6    $816.7    $720.2    $655.8    $541.6
Ratios to average net assets:
  Expenses.............................       0.42%     0.43%     0.45%     0.44%     0.45%
  Net investment income................       6.40%     7.18%     6.89%     7.00%     6.41%
Portfolio turnover rate................        199%      224%      210%      199%       32%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS

                                                        GOVERNMENT INCOME
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1998      1997      1996    1995(a)   1994(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.52  $  11.22  $  11.72  $  10.46  $  11.78
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.67      0.75      0.75      0.74      0.70
Net realized and unrealized gains
  (losses) on investments..............      0.36      0.30     (0.51)     1.28     (1.31)
                                         --------  --------  --------  --------  --------
    Total from investment operations...      1.03      1.05      0.24      2.02     (0.61)
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.68)    (0.75)    (0.74)    (0.76)    (0.71)
Dividends in excess of net investment
  income...............................        --(c)       --       --       --        --
                                         --------  --------  --------  --------  --------
    Total distributions................     (0.68)    (0.75)    (0.74)    (0.76)    (0.71)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  11.87  $  11.52  $  11.22  $  11.72  $  10.46
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      9.09%     9.67%     2.22%    19.48%    (5.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $443.2    $429.6    $482.0    $501.8    $487.6
Ratios to average net assets:
  Expenses.............................      0.43%     0.44%     0.46%     0.45%     0.45%
  Net investment income................      5.71%     6.40%     6.38%     6.55%     6.30%
Portfolio turnover rate................       109%       88%       95%      195%       34%

                                                      ZERO COUPON BOND 2000
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1998      1997      1996    1995(a)   1994(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  12.61  $  12.92  $  13.27  $  11.86  $  13.72
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.63      0.67      0.55      0.59      0.92
Net realized and unrealized gains
  (losses) on investments..............      0.31      0.22     (0.36)     1.95     (1.91)
                                         --------  --------  --------  --------  --------
    Total from investment operations...      0.94      0.89      0.19      2.54     (0.99)
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.64)    (0.67)    (0.54)    (0.60)    (0.85)
Distributions from net realized
  gains................................     (0.17)    (0.53)       --     (0.53)    (0.02)
                                         --------  --------  --------  --------  --------
    Total distributions................     (0.81)    (1.20)    (0.54)    (1.13)    (0.87)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  12.74  $  12.61  $  12.92  $  13.27  $  11.86
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      7.57%     7.17%     1.53%    21.56%    (7.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................     $40.2     $41.3     $44.7     $25.3     $20.6
Ratios to average net assets:
  Expenses.............................      0.62%     0.66%     0.52%     0.48%     0.51%
  Net investment income................      4.85%     4.78%     4.88%     4.53%     6.69%
Portfolio turnover rate................        16%       32%       13%       71%        9%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(c) Less than $.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS

                                              ZERO COUPON BOND 2005
                                -------------------------------------------------
                                                   YEAR ENDED
                                                  DECEMBER 31,
                                -------------------------------------------------
                                 1998      1997       1996     1995(a)   1994(a)
                                -------   -------   --------   -------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year........................  $ 12.60   $ 12.25   $  13.19   $ 10.74   $  12.68
                                -------   -------   --------   -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........     0.66      0.68       0.66      0.66       0.75
Net realized and unrealized
  gains (losses) on
  investments.................     0.87      0.66      (0.82)     2.73      (1.97)
                                -------   -------   --------   -------   --------
    Total from investment
      operations..............     1.53      1.34      (0.16)     3.39      (1.22)
                                -------   -------   --------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................    (0.67)    (0.71)     (0.64)    (0.65)     (0.72)
Distributions from net
  realized gains..............    (0.02)    (0.28)     (0.14)    (0.29)        --
                                -------   -------   --------   -------   --------
    Total distributions.......    (0.69)    (0.99)     (0.78)    (0.94)     (0.72)
                                -------   -------   --------   -------   --------
Net Asset Value, end of
  year........................  $ 13.44   $ 12.60   $  12.25   $ 13.19   $  10.74
                                -------   -------   --------   -------   --------
                                -------   -------   --------   -------   --------
TOTAL INVESTMENT RETURN:(b)...    12.35%    11.18%     (1.01)%   31.85%     (9.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)...................    $45.5     $30.8      $25.8     $23.6      $16.5
Ratios to average net assets:
  Expenses....................     0.61%     0.74%      0.53%     0.49%      0.60%
  Net investment income.......     5.35%     5.71%      5.42%     5.32%      6.53%
Portfolio turnover rate.......       --        35%        10%       69%        %6

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1998       1997       1996      1995(a)    1994(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   14.97  $   15.52  $   15.31  $   14.10  $   14.91
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.66       0.76       0.66       0.63       0.53
Net realized and unrealized gains
  (losses) on investments..............       1.05       1.26       1.24       1.78      (0.68)
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       1.71       2.02       1.90       2.41      (0.15)
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.66)     (0.76)     (0.66)     (0.64)     (0.51)
Distributions from net realized
  gains................................      (0.94)     (1.81)     (1.03)     (0.56)     (0.15)
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (1.60)     (2.57)     (1.69)     (1.20)     (0.66)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   15.08  $   14.97  $   15.52  $   15.31  $   14.10
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      11.74%     13.45%     12.63%     17.27%     (0.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $4,796.0   $4,744.2   $4,478.8   $3,940.8   $3,501.1
Ratios to average net assets:
  Expenses.............................       0.57%      0.56%      0.59%      0.58%      0.61%
  Net investment income................       4.19%      4.48%      4.13%      4.19%      3.61%
Portfolio turnover rate................        167%       295%       295%       201%       125%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS

                                                           FLEXIBLE MANAGED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1998       1997       1996      1995(a)    1994(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   17.28  $   17.79  $   17.86  $   15.50  $   16.96
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.58       0.59       0.57       0.56       0.47
Net realized and unrealized gains
  (losses) on investments..............       1.14       2.52       1.79       3.15      (1.02)
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       1.72       3.11       2.36       3.71      (0.55)
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.59)     (0.58)     (0.58)     (0.56)     (0.45)
Distributions from net realized
  gains................................      (1.85)     (3.04)     (1.85)     (0.79)     (0.46)
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (2.44)     (3.62)     (2.43)     (1.35)     (0.91)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   16.56  $   17.28  $   17.79  $   17.86  $   15.50
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      10.24%     17.96%     13.64%     24.13%     (3.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $5,410.0   $5,490.1   $4,896.9   $4,261.2   $3,481.5
Ratios to average net assets:
  Expenses.............................       0.61%      0.62%      0.64%      0.63%      0.66%
  Net investment income................       3.21%      3.02%      3.07%      3.30%      2.90%
Portfolio turnover rate................        138%       227%       233%       173%       124%

                                                 HIGH YIELD BOND
                                -------------------------------------------------
                                                   YEAR ENDED
                                                  DECEMBER 31,
                                -------------------------------------------------
                                  1998      1997      1996     1995(a)   1994(a)
                                --------   -------   -------   -------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year........................  $   8.14   $  7.87   $  7.80   $  7.37   $   8.41
                                --------   -------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........      0.77      0.78      0.80      0.81       0.87
Net realized and unrealized
  gains (losses) on
  investments.................     (0.94)     0.26      0.06      0.46      (1.10)
                                --------   -------   -------   -------   --------
    Total from investment
      operations..............     (0.17)     1.04      0.86      1.27      (0.23)
                                --------   -------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................     (0.76)    (0.77)    (0.78)    (0.84)     (0.81)
Dividends in excess of net
  investment income...........        --        --     (0.01)       --         --
                                --------   -------   -------   -------   --------
    Total distributions.......     (0.76)    (0.77)    (0.79)    (0.84)     (0.81)
                                --------   -------   -------   -------   --------
Net Asset Value, end of
  year........................  $   7.21   $  8.14   $  7.87   $  7.80   $   7.37
                                --------   -------   -------   -------   --------
                                --------   -------   -------   -------   --------
TOTAL INVESTMENT RETURN:(b)...     (2.36)%   13.78%    11.39%    17.56%     (2.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)...................    $789.3    $568.7    $432.9    $367.9     $306.2
Ratios to average net assets:
  Expenses....................      0.58%     0.57%     0.63%     0.61%      0.65%
  Net investment income.......     10.31%     9.78%     9.89%    10.34%      9.88%
Portfolio turnover rate.......        63%      106%       88%      139%        69%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS

                                                             STOCK INDEX
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1998       1997       1996      1995(a)   1994(a)
                                         ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   30.22  $   23.74  $   19.96  $   14.96  $  15.20
                                         ---------  ---------  ---------  ---------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.42       0.43       0.40       0.40      0.38
Net realized and unrealized gains
  (losses) on investments..............       8.11       7.34       4.06       5.13     (0.23)
                                         ---------  ---------  ---------  ---------  --------
    Total from investment operations...       8.53       7.77       4.46       5.53      0.15
                                         ---------  ---------  ---------  ---------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.42)     (0.42)     (0.40)     (0.38)    (0.37)
Distributions from net realized
  gains................................      (0.59)     (0.87)     (0.28)     (0.15)    (0.02)
                                         ---------  ---------  ---------  ---------  --------
    Total distributions................      (1.01)     (1.29)     (0.68)     (0.53)    (0.39)
                                         ---------  ---------  ---------  ---------  --------
Net Asset Value, end of year...........  $   37.74  $   30.22  $   23.74  $   19.96  $  14.96
                                         ---------  ---------  ---------  ---------  --------
                                         ---------  ---------  ---------  ---------  --------
TOTAL INVESTMENT RETURN:(b)............      28.42%     32.83%     22.57%     37.06%     1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $3,548.1   $2,448.2   $1,581.4   $1,031.3    $664.5
Ratios to average net assets:
  Expenses.............................       0.37%      0.37%      0.40%      0.38%     0.42%
  Net investment income................       1.25%      1.55%      1.95%      2.27%     2.50%
Portfolio turnover rate................          3%         5%         1%         1%        2%

                                                 EQUITY INCOME
                                ------------------------------------------------
                                                   YEAR ENDED
                                                  DECEMBER 31,
                                ------------------------------------------------
                                  1998      1997      1996     1995(a)   1994(a)
                                --------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year........................  $  22.39   $ 18.51   $ 16.27   $ 14.48   $ 15.66
                                --------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........      0.56      0.61      0.58      0.64      0.66
Net realized and unrealized
  gains (losses) on
  investments.................     (1.03)     6.06      2.88      2.50     (0.46)
                                --------   -------   -------   -------   -------
    Total from investment
      operations..............     (0.47)     6.67      3.46      3.14      0.20
                                --------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................     (0.59)    (0.57)    (0.71)    (0.62)    (0.56)
Distributions from net
  realized gains..............     (1.30)    (2.22)    (0.51)    (0.73)    (0.82)
                                --------   -------   -------   -------   -------
    Total distributions.......     (1.89)    (2.79)    (1.22)    (1.35)    (1.38)
                                --------   -------   -------   -------   -------
Net Asset Value, end of
  year........................  $  20.03   $ 22.39   $ 18.51   $ 16.27   $ 14.48
                                --------   -------   -------   -------   -------
                                --------   -------   -------   -------   -------
TOTAL INVESTMENT RETURN:(b)...     (2.38)%   36.61%    21.74%    21.70%     1.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)...................  $2,142.3   $2,029.8  $1,363.5  $1,110.0   $859.7
Ratios to average net assets:
  Expenses....................      0.42%     0.41%     0.45%     0.43%     0.52%
  Net investment income.......      2.54%     2.90%     3.36%     4.00%     3.92%
Portfolio turnover rate.......        20%       38%       21%       64%       63%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

FINANCIAL HIGHLIGHTS

                                                                     EQUITY
                                         ---------------------------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                         ---------------------------------------------------------------
                                            1998         1997         1996        1995(a)      1994(a)
                                         -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....    $   31.07    $   26.96    $   25.64    $   20.66    $   21.49
                                         -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................         0.60         0.69         0.71         0.55         0.51
Net realized and unrealized gains on
  investments..........................         2.21         5.88         3.88         5.89         0.05
                                         -----------  -----------  -----------  -----------  -----------
    Total from investment operations...         2.81         6.57         4.59         6.44         0.56
                                         -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.60)       (0.70)       (0.67)       (0.52)       (0.49)
Distributions from net realized
  gains................................        (3.64)       (1.76)       (2.60)       (0.94)       (0.90)
                                         -----------  -----------  -----------  -----------  -----------
    Total distributions................        (4.24)       (2.46)       (3.27)       (1.46)       (1.39)
                                         -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of year...........    $   29.64    $   31.07    $   26.96    $   25.64    $   20.66
                                         -----------  -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............         9.34%       24.66%       18.52%       31.29%        2.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................     $6,247.0     $6,024.0     $4,814.0     $3,813.8     $2,617.8
Ratios to average net assets:
  Expenses.............................         0.47%        0.46%        0.50%        0.48%        0.55%
  Net investment income................         1.81%        2.27%        2.54%        2.28%        2.39%
Portfolio turnover rate................           25%          13%          20%          18%           7%

                                                             PRUDENTIAL JENNISON
                                         -----------------------------------------------------------
                                                        YEAR ENDED                     APRIL 25,
                                                       DECEMBER 31,                   1995(d)(a)
                                         ----------------------------------------         TO
                                             1998           1997         1996      DECEMBER 31, 1995
                                         -------------   -----------  -----------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  17.73        $   14.32    $   12.55      $  10.00
                                         -------------   -----------  -----------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.04             0.04         0.02          0.02
Net realized and unrealized gains on
  investments..........................        6.56             4.48         1.78          2.54
                                         -------------   -----------  -----------      --------
    Total from investment operations...        6.60             4.52         1.80          2.56
                                         -------------   -----------  -----------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.04)           (0.04)       (0.03)        (0.01)
Distributions from net realized
  gains................................       (0.38)           (1.07)          --            --
                                         -------------   -----------  -----------      --------
    Total distributions................       (0.42)           (1.11)       (0.03)        (0.01)
                                         -------------   -----------  -----------      --------
Net Asset Value, end of period.........    $  23.91        $   17.73    $   14.32      $  12.55
                                         -------------   -----------  -----------      --------
                                         -------------   -----------  -----------      --------
TOTAL INVESTMENT RETURN:(b)............       37.46%           31.71%       14.41%        24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $1,198.7           $495.9       $226.5         $63.1
Ratios to average net assets:
  Expenses.............................        0.63%            0.64%        0.66%         0.79%(c)
  Net investment income................        0.20%            0.25%        0.20%         0.15%(c)
Portfolio turnover rate................          54%              60%          46%           37%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D6

FINANCIAL HIGHLIGHTS

                                                SMALL CAPITALIZATION STOCK
                                         -----------------------------------------
                                                                        APRIL 25,
                                                                         1995(d)
                                                  YEAR ENDED                TO
                                                 DECEMBER 31,            DECEMBER
                                         ----------------------------      31,
                                           1998      1997      1996      1995(a)
                                         --------   -------   -------   ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  15.93   $ 13.79   $ 11.83   $10.00
                                         --------   -------   -------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.09      0.10      0.09     0.08
Net realized and unrealized gains
  (losses) on investments..............     (0.25)     3.32      2.23     1.91
                                         --------   -------   -------   ----------
    Total from investment operations...     (0.16)     3.42      2.32     1.99
                                         --------   -------   -------   ----------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.09)    (0.10)    (0.09)   (0.04)
Distributions from net realized
  gains................................     (0.97)    (1.18)    (0.27)   (0.12)
                                         --------   -------   -------   ----------
    Total distributions................     (1.06)    (1.28)    (0.36)   (0.16)
                                         --------   -------   -------   ----------
Net Asset Value, end of period.........  $  14.71   $ 15.93   $ 13.79   $11.83
                                         --------   -------   -------   ----------
                                         --------   -------   -------   ----------
TOTAL INVESTMENT RETURN:(b)............     (0.76)%   25.17%    19.77%   19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $360.4    $290.3    $147.9    $47.5
Ratios to average net assets:
  Expenses.............................      0.47%     0.50%     0.56%    0.60%(c)
  Net investment income................      0.57%     0.69%     0.87%    0.68%(c)
Portfolio turnover rate................        26%       31%       13%      32%

                                                              GLOBAL
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1998      1997      1996    1995(a)   1994(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  17.92  $  17.85  $  15.53  $  13.88  $  14.64
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.07      0.09      0.11      0.06      0.02
Net realized and unrealized gains
  (losses) on investments..............      4.38      1.11      2.94      2.14     (0.74)
                                         --------  --------  --------  --------  --------
    Total from investment operations...      4.45      1.20      3.05      2.20     (0.72)
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.16)    (0.13)    (0.11)    (0.24)    (0.02)
Dividends in excess of net investment
  income...............................     (0.12)    (0.10)       --        --        --
Distributions from net realized
  gains................................     (0.93)    (0.90)    (0.62)    (0.31)    (0.02)
                                         --------  --------  --------  --------  --------
    Total distributions................     (1.21)    (1.13)    (0.73)    (0.55)    (0.04)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  21.16  $  17.92  $  17.85  $  15.53  $  13.88
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............     25.08%     6.98%    19.97%    15.88%    (4.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $844.5    $638.4    $580.6    $400.1    $345.7
Ratios to average net assets:
  Expenses.............................      0.86%     0.85%     0.92%     1.06%     1.23%
  Net investment income................      0.29%     0.47%     0.64%     0.44%     0.20%
Portfolio turnover rate................        73%       70%       41%       59%       37%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D7

FINANCIAL HIGHLIGHTS

                                                NATURAL RESOURCES
                                --------------------------------------------------
                                                    YEAR ENDED
                                                   DECEMBER 31,
                                --------------------------------------------------
                                  1998       1997      1996     1995(a)   1994(a)
                                --------   --------   -------   -------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of
  year........................  $  15.24   $  19.77   $ 17.27   $ 14.44   $  15.56
                                --------   --------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........      0.09       0.12      0.15      0.21       0.18
Net realized and unrealized
  gains (losses) on
  investments.................     (2.48)     (2.43)     5.11      3.66      (0.85)
                                --------   --------   -------   -------   --------
    Total from investment
      operations..............     (2.39)     (2.31)     5.26      3.87      (0.67)
                                --------   --------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income......................     (0.11)     (0.10)    (0.14)    (0.21)     (0.15)
Distributions from net
  realized gains..............     (0.75)     (2.12)    (2.62)    (0.83)     (0.30)
Tax return of capital
  distributions...............     (0.01)        --        --        --         --
                                --------   --------   -------   -------   --------
    Total distributions.......     (0.87)     (2.22)    (2.76)    (1.04)     (0.45)
                                --------   --------   -------   -------   --------
Net Asset Value, end of
  year........................  $  11.98   $  15.24   $ 19.77   $ 17.27   $  14.44
                                --------   --------   -------   -------   --------
                                --------   --------   -------   -------   --------
TOTAL INVESTMENT RETURN:(b)...    (17.10)%   (11.59)%   30.88%    26.92%     (4.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)...................    $236.9     $358.0    $438.4    $293.2     $227.3
Ratios to average net assets:
  Expenses....................      0.49%      0.54%     0.52%     0.50%      0.61%
  Net investment income.......      0.63%      0.60%     0.75%     1.25%      1.09%
Portfolio turnover rate.......        12%        32%       36%       46%        18%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D8

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Money Market, Diversified Bond, Government Income, Zero Coupon Bond 2000, Zero Coupon Bond 2005, Conservative Balanced, Flexible Managed, High Yield Bond, Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global and Natural Resources Portfolios (constituting The Prudential Series Fund, Inc., hereafter referred to as the "Portfolios") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights of the Prudential Jennison Portfolio and Small Capitalization Stock Portfolio for the period April 25, 1995 through December 31, 1995 and the financial highlights for each of the two years in the period ended December 31, 1995 for each of the other thirteen portfolios were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 12, 1999

                          TAX INFORMATION (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1998) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1998, the Series Fund paid dividends as follows:

                                     ORDINARY DIVIDENDS
                                     ------------------
                                                     SHORT-TERM        LONG-TERM     TAX RETURN      TOTAL
                                        INCOME      CAPITAL GAINS    CAPITAL GAINS   OF CAPITAL    DIVIDENDS
                                      -----------  ---------------  ---------------  -----------  -----------
Money Market Porfolio                  $   0.460             --               --             --    $   0.460
Diversified Bond Portfolio                 0.692      $   0.041               --             --        0.733
Government Income Portfolio                0.679             --               --             --        0.679
Zero Coupon Bond 2000 Portfolio            0.636          0.014        $   0.160             --        0.810
Zero Coupon Bond 2005 Portfolio            0.666             --            0.016             --        0.682
Conservative Balanced Portfolio            0.664          0.898            0.044             --        1.606
Flexible Managed Portfolio                 0.586          0.949            0.901             --        2.436
High Yield Bond Portfolio                  0.761             --               --             --        0.761
Stock Index Portfolio                      0.420          0.029            0.559             --        1.008
Equity Income Portfolio                    0.586          0.125            1.173             --        1.884
Equity Portfolio                           0.606          0.094            3.544             --        4.244
Prudential Jennison Portfolio              0.044             --            0.380             --        0.424
Small Capitalization Stock Portfolio       0.091          0.199            0.771             --        1.061
Global Portfolio                           0.277             --            0.928             --        1.205
Natural Resources Portfolio                0.105          0.181            0.571          0.010        0.867

                                       E1

                       The Prudential Series Fund, Inc.


                     Supplement dated February 26, 1999 to
                         Prospectus dated May 1, 1998



The following disclosure replaces in its entirety the fourth paragraph under the heading, "Investment Objectives and Policies of the Portfolios - Balanced Portfolios - Flexible Managed Portfolio" in the Prospectus:

                The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager. These securities are considered speculative and high risk. The risks of medium to lower rated securities, are described in the Prospectus in connection with the High Yield Bond Portfolio. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager may invest in companies that show above average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios or alternatively, in companies whose stock is undervalued relative to other stocks in the market. The individual equity selections for this portfolio may have more volatile market values than the equity securities selected for the Equity Portfolio or the Conservative Balanced Portfolio. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Flexible Managed Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio.



                                      F1

The following disclosure replaces in its entirety the seventh paragraph under the heading, "Investment Objectives and Policies of the Portfolios - Balanced Portfolios - Flexible Managed Portfolio" in the Prospectus:

        The facts that this portfolio will invest in a mix of common stocks regarded as having higher risks than the mix of common stocks that will be purchased by the Conservative Balanced Portfolio; that the bond portion of its portfolio will include a higher percentage of bonds having ratings at the time of purchase of "BB," "Ba" or lower (or if unrated, of comparable quality); and that the "normal" mix for this portfolio will include a higher percentage of stocks all combine to mean that the risk of investing in this portfolio is relatively higher - to the extent that each of these factors results in greater risks - than the risk of investing in the Conservative Balanced Portfolio.





                                      F2

--------------------------------------------------------------------------------

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a VARIABLE LIFE INSURANCE CONTRACT, please call the following telephone number:

                                   [GRAPHIC]
                                 1-800-778-2255

                                 8 a.m. - 9 p.m.

If you own a VARIABLE ANNUITY CONTRACT, please call the following telephone number:

                                   [GRAPHIC]
                                 1-888-778-2888

                          8 a.m. - 9 p.m. Eastern Time

--------------------------------------------------------------------------------

                        THE PRUDENTIAL SERIES FUND, INC.
                               BOARD OF DIRECTORS

MENDEL A. MELZER, CFA
Chairman,
The Prudential Series Fund, Inc.

W. SCOTT McDONALD, JR., Ph.D.
Vice President,
Kaludis Consulting Group

E. MICHAEL CAULFIELD
Executive Vice President,
Prudential Financial Management
The Prudential Insurance
Company of America

SAUL K. FENSTER, Ph.D.
President,
New Jersey Institute of Technology

JOSEPH WEBER, Ph.D.
Vice President,
Interclass (international corporate learning)

[GRAPHIC]

--------------------------------------------------------------------------------

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

TO OBTAIN ADDITIONAL COPIES OF THIS ANNUAL REPORT:

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual and Semi-annual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies of The Prudential Series Fund, Inc., Annual Report. Proxy material and tax information will continue to be sent to each account of record.

P.O. Box 197                                                        ------------
Minneapolis, MN 55440-0197                                            BULK RATE
                                                                    U.S. Postage
Address Service Requested                                               PAID
                                                                     Prudential
                                                                    ------------

PSF AR 12/98

                                   [GRAPHIC]

                              Printed in the U.S.A.
                               on recycled paper.